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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-09885


                              Janus Adviser Series
          (Exact name of registrant as specified in charter)


          100 Fillmore Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Thomas A. Early, 100 Fillmore Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 07/31


Date of reporting period: 07/31/03

Item 1 - Reports to Stockholders

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2003 Annual Report
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                              GROWTH

                              Janus Adviser Capital Appreciation Fund

                              Janus Adviser Growth Fund

                              Janus Adviser Growth and Income Fund

                              Janus Adviser Mid Cap Growth Fund

                              Janus Adviser Risk-Managed Large Cap Growth Fund

JANUS ADVISER SERIES          INTERNATIONAL/GLOBAL

                              Janus Adviser International Growth Fund

                              Janus Adviser International Value Fund

                              Janus Adviser Worldwide Fund

                              CORE

                              Janus Adviser Balanced Fund

                              Janus Adviser Core Equity Fund

                              Janus Adviser Risk-Managed Large Cap Core Fund

                              VALUE

                              Janus Adviser Mid Cap Value Fund

                              Janus Adviser Small Cap Value Fund

                              INCOME

                              Janus Adviser Flexible Income Fund

                              Janus Adviser Money Market Fund

                                                                    [LOGO] JANUS

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

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     TABLE OF CONTENTS

          JANUS ADVISER SERIES

            Portfolio Managers' Commentaries and Schedules of Investments

            GROWTH

               Capital Appreciation Fund .................................. 1

               Growth Fund ................................................ 4

               Growth and Income Fund ..................................... 9

               Mid Cap Growth Fund ........................................14

               Risk-Managed Large Cap Growth Fund .........................19

            INTERNATIONAL/GLOBAL

               International Growth Fund ..................................28

               International Value Fund ...................................33

               Worldwide Fund .............................................36

            CORE

               Balanced Fund ..............................................41

               Core Equity Fund ...........................................49

               Risk-Managed Large Cap Core Fund ...........................54

            VALUE

               Mid Cap Value Fund .........................................61

               Small Cap Value Fund .......................................66

            INCOME

               Flexible Income Fund .......................................70

               Money Market Fund ..........................................78

            Statements of Assets and Liabilities ..........................80

            Statements of Operations ......................................82

            Statements of Changes in Net Assets ...........................84

            Financial Highlights ..........................................89

            Notes to Schedules of Investments ............................100

            Notes to Financial Statements ................................102

            Report of Independent Auditors ...............................118

            Explanations of Charts, Tables and Financial Statements ......119

            Designation Requirements .....................................121

            Trustees and Officers ........................................122

            Shareholder Meetings .........................................128

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JANUS ADVISER CAPITAL APPRECIATION FUND

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[PHOTO]
Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

Janus Adviser Capital Appreciation Fund advanced 4.34% for its I Shares for the 12 months ended July 31, 2003, while its benchmark, the S&P 500(R) Index, gained 10.64%(1) and the Russell 1000 Growth Index gained 11.64%(1). The Fund's I Shares consequently ranked in the fourth quartile, placing 617th out of 651 large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, returned 9.39% through July 31, 2003, while the S&P 500(R) Index advanced 23.33%(1) and the Russell 1000 Growth Index gained 24.19%(1) for the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Among our biggest disappointment was our position in American International Group, a global insurance and investments provider. General Dynamics also detracted from performance, as our holdings of this diversified defense-related manufacturer lost ground. Another disappointment was consumer financial concern Federal National Mortgage Association (Fannie Mae). Our holdings in home improvement retailer for Home Depot and soft drink giant Coca-Cola also worked against us.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Number one on the Fund's list of top-five performers was our position in biotechnology company Genentech, which enjoyed a substantial gain and contributed significantly to our performance. Health services provider UnitedHealth Group also helped boost the Fund's returns. Other standouts included our holdings of Medtronic, a provider of medical devices for life-threatening diseases, and Bank of America, the nation's third-largest bank. Rounding out our list of strong performers was our position in EchoStar Communications, a satellite television entertainment provider.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although we base our results on the performance of our individual stocks, sector returns are another way to measure our progress. That said, the healthcare sector, which includes stocks such as Medtronic and Genentech, was the Fund's strongest contributor to absolute performance and was an area in which we carried a substantially larger position than the benchmark. Similarly, the consumer discretionary sector, in which EchoStar and AOL Time Warner are grouped, also contributed substantially to the Fund's returns. By contrast, the industrials sector, which includes United Parcel Service and General Dynamics, and the consumer staples area, in which we own Unilever and Coca-Cola, detracted from our absolute results. However, compared to the index, our significant underweighting in the poor-performing consumer staples group helped our performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
As we move through earnings season, we will be looking for some additional signs of increased economic activity, a rise in the dividend payout rate and some incremental improvements in demand around the world. We are still not satisfied with our performance to date, and are striving to do better. That said, we will continue to scour the landscape, looking for companies showing the first signs of improving business trends. Many have pared their expense structures to mid-1990 levels and we believe may, therefore, be incrementally profitable with any meaningful pick-up in sales. We have a lot of ground to cover and I am committed to improving the performance of your Fund.

                                          Janus Adviser Series  July 31, 2003  1

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Janus Adviser Capital
Appreciation Fund -
I Shares $19,813

S&P 500(R) Index $13,535

Russell 1000 Growth Index
$11,599

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Capital Appreciation Fund - I Shares, the S&P 500(R) Index and the Russell 1000 Growth Index. Janus Adviser Capital Appreciation Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Capital Appreciation Fund - I Shares ($19,813) as compared to the S&P 500(R) Index ($13,535) and the Russell 1000 Growth Index ($11,599).

               AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
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                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
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Janus Adviser Capital Appreciation
Fund - I Shares                             4.34%       3.19%         11.56%
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Janus Adviser Capital Appreciation
Fund - C Shares at NAV**                    3.84%       2.65%         11.08%
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Janus Adviser Capital Appreciation
Fund - C Shares at MOP***                   1.78%       2.45%         10.90%
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S&P 500(R) Index                           10.64%     (1.05)%          4.96%
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Russell 1000 Growth Index                  11.64%     (4.44)%          2.40%

FUND STRATEGY
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To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging companies.

FUND ASSET MIX - (% OF NET ASSETS)
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[PIE CHART]

U.S. Treasury Note -- 0.2%

Common Stock -- Foreign -- 4.3%

Cash and Cash Equivalents -- 17.3%

Common Stock -- Domestic -- 78.2%

Number of Stocks: 26
Top 10 Equities: 49.4%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
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                                    JULY 31, 2003           JULY 31, 2002

UnitedHealth Group, Inc.                     8.3%                    6.8%
Medtronic, Inc.                              6.9%                    4.2%
Bank of America Corp.                        5.1%                    4.9%
Microsoft Corp.                              5.1%                    4.3%
Exxon Mobil Corp.                            4.8%                    3.1%
SLM Corp.                                    4.3%                    2.3%
Electronic Arts, Inc.                        3.9%                      --
Genentech, Inc.                              3.9%                    0.7%
Viacom, Inc. - Class B                       3.6%                    1.9%
Goldman Sachs Group, Inc.                    3.5%                    4.1%
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TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
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[BAR CHART]

[ ] JANUS ADVISER CAPITAL APPRECIATION FUND       o S&P 500(R) INDEX

                                                   JANUS
                                                  ADVISER
                                                  CAPITAL
                                                APPRECIATION    S&P 500(R)
                                                    FUND          INDEX

Medical -- HMO                                      9.1%
Super-Regional Banks                                7.8%
Medical Instruments                                 6.9%
Multimedia                                          5.9%
Applications Software                               5.1%
Oil Companies -- Integrated                         4.8%
Finance -- Consumer Loans                           4.3%
Entertainment Software                              3.9%
Medical -- Biomedical and Genetic                   3.9%
Finance -- Investment Bankers/Brokers               3.5%

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(1)  All returns include reinvested dividends and distributions. See Notes to
     Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Capital Appreciation Fund - I Shares 9th out of 331 large-cap growth funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 5/1/97.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

There is no assurance that the investment process will consistently lead to successful investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

2  Janus Adviser Series  July 31, 2003

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JANUS ADVISER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 82.5%
Applications Software - 5.1%
   2,105,655    Microsoft Corp. ............................   $     55,589,292

Athletic Footwear - 3.1%
     651,015    NIKE, Inc. - Class B .......................         33,683,516

Cable Television - 2.5%
     748,927    EchoStar Communications Corp. - Class A* ...         27,163,582

Cellular Telecommunications - 2.0%
     881,122    Vodafone Group PLC .........................          1,669,440
   1,055,725    Vodafone Group PLC (ADR)# ..................         20,037,660

                                                                     21,707,100

Diversified Operations - 3.1%
     240,875    3M Co. .....................................         33,770,675

E-Commerce/Services - 2.4%
     247,860    eBay, Inc.* ................................         26,570,592

Entertainment Software - 3.9%
     508,140    Electronic Arts, Inc.* .....................         42,683,760

Finance - Consumer Loans - 4.3%
   1,120,630    SLM Corp. ..................................         46,461,320

Finance - Investment Bankers/Brokers - 3.5%
     441,045    Goldman Sachs Group, Inc. ..................         38,432,661

Medical - Biomedical and Genetic - 3.9%
     523,545    Genentech, Inc.* ...........................         42,276,259

Medical - Drugs - 2.5%
     576,445    Forest Laboratories, Inc.* .................         27,600,187

Medical - HMO - 9.1%
   1,745,580    UnitedHealth Group, Inc. ...................         90,927,262
      93,830    WellPoint Health Networks, Inc.* ...........          7,848,879

                                                                     98,776,141

Medical - Wholesale Drug Distributors - 1.3%
     254,435    Cardinal Health, Inc. ......................         13,930,316

Medical Instruments - 6.9%
   1,457,820    Medtronic, Inc. ............................         75,077,730

Multimedia - 5.9%
   1,683,892    AOL Time Warner, Inc.* .....................         25,982,454
     894,025    Viacom, Inc. - Class B* ....................         38,907,968

                                                                     64,890,422

Oil Companies - Exploration and Production - 3.2%
     789,675    Anadarko Petroleum Corp. ...................         34,587,765

Oil Companies - Integrated - 4.8%
   1,484,665    Exxon Mobil Corp. ..........................         52,824,381

Retail - Regional Department Stores - 2.0%
     364,275    Kohl's Corp.* ..............................         21,619,721

Super-Regional Banks - 7.8%
     675,180    Bank of America Corp. ......................         55,749,613
     583,845    Wells Fargo & Co. ..........................         29,501,688

                                                                     85,251,301

Telecommunication Equipment - 2.3%
   1,638,460    Nokia Oyj (ADR) ............................         25,068,438

Transportation - Services - 1.9%
     336,360    United Parcel Service, Inc. - Class B ......         21,217,589

Wireless Equipment - 1.0%
     281,965    QUALCOMM, Inc. .............................         10,562,409
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Total Common Stock (cost $808,902,220) .....................        899,745,157
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Shares or Principal Amount                                       Market Value
================================================================================

U.S. Treasury Note - 0.2%
$ 2,813,000     U.S. Treasury Note, 1.875%
                  due 9/30/04 (cost $2,817,183) ............   $      2,830,581
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Other Securities - 1.1%
  11,412,102    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $11,412,102) ......         11,412,102
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Repurchase Agreement - 11.4%
 124,100,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $124,103,826
                  collateralized by $15,479,539
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $121,941,525 in U.S. Government
                  Agencies, 0%-7.00%, 11/12/03-7/15/32
                  $16,867,007 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $12,835,693, $94,818,416
                  and $18,928,002 (cost $124,100,000) ......        124,100,000
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Short-Term Corporate Note - 4.6%
  50,000,000    Prudential Funding Corp., 1.05%
                  8/1/03 (amortized cost $50,000,000) ......         50,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $997,231,505) - 99.8% ........      1,088,087,840
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%         2,598,709
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $  1,090,686,549
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Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Finland                                     2.3%               $     25,068,438
United Kingdom                              2.0%                     21,707,100
United States++                            95.7%                  1,041,312,302
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Total                                     100.0%               $  1,088,087,840

++Includes Short-Term Securities (78.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series  July 31, 2003  3

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JANUS ADVISER GROWTH FUND

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[PHOTO]
Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

Janus Adviser Growth Fund advanced 8.40% for its I Shares for the 12 months ended July 31, 2003, while its benchmark, the S&P 500(R) Index, gained 10.64%(1). The Fund's I Shares consequently ranked in the fourth quartile, placing 321st out of 380 multi-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, advanced 15.84% through July 31, 2003, while the S&P 500(R) Index returned 23.33%(1) for the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Individual setbacks included our exposure to non-urban hospital operator Tenet Healthcare, our biggest detractor from performance. Our position in amusement park franchiser Six Flags dropped sharply and also detracted significantly from our bottom line. Our shares in discount drug retailer Walgreen also slipped, as did our holdings in medical testing provider Laboratory Corporation of America. Home improvement retailer Home Depot rounded out our list of biggest disappointments.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Many of our top performers were media stocks. Examples included our shares in cable operator Comcast Corp. and media conglomerate AOL Time Warner. Our positions in technology and tech-related media shares such as semiconductor manufacturer Linear Technologies and Web retailer Amazon.com also performed well. Cisco Systems, which specializes in high-speed secure servers and routers for computer networks, was our fifth-biggest contributor.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While we measure results based on the collective growth of our individual stock selection, sector performance also helps to gauge our progress. With this in mind, the consumer discretionary group - our largest sector weighting based on total assets and an area in which the Fund was substantially overweight compared to the index - represented our biggest contributor to the Fund's absolute performance. The information technology sector also provided a strong positive contribution. Healthcare was the only sector to detract from performance for the period, while utilities - although contributing a slight gain - was our second weakest-performing sector.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
While waiting for a recovery, we are not standing idly by. Instead, we continue to tackle the challenge of identifying companies believed to have strong upside potential. Those possessing a history of near-flawless execution and the ability to generate healthy free cash flow are the ones in which we want to invest.

4  Janus Adviser Series  July 31, 2003

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Janus Adviser Growth Fund -
I Shares $21,244

S&P 500(R) Index $25,722

Russell 1000 Growth Index
$22,343

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth Fund - I Shares, the S&P 500(R) Index and the Russell 1000 Growth Index. Janus Adviser Growth Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13 1993, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth Fund - I Shares ($21,244) as compared to the S&P 500(R) Index ($25,722) and the Russell 1000 Growth Index ($22,343).

               AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Growth Fund
- I Shares                                  8.40%     (1.62)%          7.91%
--------------------------------------------------------------------------------
Janus Adviser Growth Fund
- C Shares at NAV**                         7.94%     (2.31)%          7.20%
--------------------------------------------------------------------------------
Janus Adviser Growth Fund
- C Shares at MOP***                        5.79%     (2.51)%          7.09%
--------------------------------------------------------------------------------
S&P 500(R) Index                           10.64%     (1.05)%         10.03%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                  11.64%     (4.44)%          8.47%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. This Fund generally invests in larger, more established companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Corporate Bonds -- 0.6%

Preferred Stock -- 2.4%

Cash and Cash Equivalents -- 3.1%

Common Stock -- Foreign -- 6.3%

Common Stock -- Domestic -- 87.6%

Number of Stocks: 94
Top 10 Equities: 37.5%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                    JULY 31, 2003           JULY 31, 2002

Comcast Corp. - Special Class A              5.6%                    4.6%
AOL Time Warner, Inc.                        4.8%                    3.8%
Maxim Integrated Products, Inc.              4.5%                    4.3%
Linear Technology Corp.                      4.3%                    3.7%
Charles Schwab Corp.                         3.6%                    1.5%
Colgate-Palmolive Co.                        3.3%                    3.9%
Procter & Gamble Co.                         3.1%                    1.6%
Cisco Systems, Inc.                          3.0%                    1.3%
Viacom, Inc. - Class B                       2.8%                    3.6%
Walgreen Co.                                 2.5%                    2.6%
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TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER GROWTH FUND                    o S&P 500(R) INDEX

                                                   JANUS
                                                  ADVISER
                                                   GROWTH       S&P 500(R)
                                                    FUND          INDEX

Semiconductor Components/Integrated Circuits        8.8%
Multimedia                                          7.6%
Cosmetics and Toiletries                            6.5%
Diversified Operations                              5.7%
Cable Television                                    5.6%
Fiduciary Banks                                     3.6%
Finance -- Investment Bankers/Brokers               3.6%
Networking Products                                 3.0%
Retail -- Drug Store                                2.5%
Transportation -- Services                          2.3%

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(1)  All returns include reinvested dividends and distributions. See Notes to
     Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Growth Fund - I Shares 88th out of 146 multi-cap growth funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 9/13/93.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

                                          Janus Adviser Series  July 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stocks - 93.9%
Aerospace and Defense - 2.2%
      28,530    Boeing Co. .................................   $        944,914
      32,900    General Dynamics Corp. .....................          2,610,286
     104,915    Lockheed Martin Corp. ......................          5,491,251

                                                                      9,046,451

Aerospace and Defense - Equipment - 1.1%
      57,510    United Technologies Corp. ..................          4,326,477

Airlines - 2.1%
      92,825    Ryanair Holdings PLC (ADR)*,# ..............          3,981,264
     266,960    Southwest Airlines Co. .....................          4,380,814

                                                                      8,362,078

Broadcast Services and Programming - 0.2%
      23,562    Clear Channel Communications, Inc.* ........            964,864

Building - Mobile Home and Manufactured Housing - 0.2%
      22,195    Winnebago Industries, Inc. .................            878,034

Building - Residential and Commercial - 0.2%
       2,400    NVR, Inc.*,# ...............................            981,600

Cable Television - 5.6%
     774,103    Comcast Corp. - Special Class A* ...........         22,681,218

Casino Hotels - 0.1%
      15,305    Mandalay Resort Group# .....................            532,002

Chemicals - Specialty - 1.5%
      72,925    Ecolab, Inc. ...............................          1,801,977
      72,655    Sigma-Aldrich Corp. ........................          4,139,155

                                                                      5,941,132

Commercial Banks - 0.2%
      10,310    M&T Bank Corp. .............................            913,157

Commercial Services - Finance - 1.0%
     127,720    Paychex, Inc. ..............................          4,154,732

Computer Services - 0.4%
      94,995    Ceridian Corp.* ............................          1,771,657

Computers - Integrated Systems - 1.6%
     195,865    Dell, Inc.* ................................          6,596,733

Containers - Metal and Glass - 0.7%
      54,250    Ball Corp. .................................          2,696,225

Containers - Paper and Plastic - 0.7%
      64,370    Bemis Company, Inc. ........................          2,876,695

Cosmetics and Toiletries - 6.5%
     247,797    Colgate-Palmolive Co. ......................         13,529,716
      10,190    International Flavors & Fragrances, Inc. ...            307,228
     143,862    Procter & Gamble Co. .......................         12,641,154

                                                                     26,478,098

Data Processing and Management - 0.4%
      43,217    Fiserv, Inc.* ..............................          1,687,192

Dental Supplies and Equipment - 0.4%
      27,405    Patterson Dental Co.* ......................          1,466,168

Distribution and Wholesale - 0.5%
      43,665    W.W. Grainger, Inc. ........................          2,148,318

Shares or Principal Amount                                       Market Value
================================================================================

Diversified Operations - 5.7%
      51,255    3M Co. .....................................   $      7,185,951
      78,290    ARAMARK Corp - Class B* ....................          1,757,611
     232,140    Cendant Corp.* .............................          4,166,913
      33,395    Illinois Tool Works, Inc. ..................          2,325,962
      32,115    ITT Industries, Inc. .......................          2,142,070
      22,940    SPX Corp.* .................................          1,080,245
     241,270    Tyco International, Ltd. (New York Shares) .          4,487,622

                                                                     23,146,374

E-Commerce/Products - 1.1%
     103,885    Amazon.com, Inc.*,# ........................          4,334,082

E-Commerce/Services - 0.7%
      24,938    eBay, Inc.* ................................          2,673,354

Electronic Components - Semiconductors - 1.4%
      45,920    Intel Corp. ................................          1,145,704
     234,500    Texas Instruments, Inc. ....................          4,425,015

                                                                      5,570,719

Fiduciary Banks - 3.6%
     301,279    Bank of New York Company, Inc. .............          9,074,523
     128,528    Northern Trust Corp. .......................          5,611,532

                                                                     14,686,055

Finance - Commercial - 1.3%
     189,270    CIT Group, Inc. ............................          5,276,848

Finance - Investment Bankers/Brokers - 3.6%
   1,393,795    Charles Schwab Corp. .......................         14,509,406

Financial Guarantee Insurance - 1.6%
     119,460    MGIC Investment Corp. ......................          6,630,030

Food - Retail - 0.4%
      30,915    Whole Foods Market, Inc.*,# ................          1,575,923

Food - Wholesale/Distribution - 1.4%
     189,285    Sysco Corp. ................................          5,703,157

Hazardous Waste Disposal - 0.1%
       7,685    Stericycle, Inc.*,# ........................            346,824

Health Care Cost Containment - 0.5%
      75,840    First Health Group Corp.* ..................          1,958,189

Hospital Beds and Equipment - 0.6%
      44,280    Hillenbrand Industries, Inc. ...............          2,412,817

Human Resources - 0.7%
     122,655    Robert Half International, Inc.* ...........          2,662,840

Industrial Gases - 0.3%
      17,140    Praxair, Inc. ..............................          1,108,272

Instruments - Scientific - 0.2%
      18,245    Dionex Corp.* ..............................            743,666

Life and Health Insurance - 1.1%
     109,735    AFLAC, Inc. ................................          3,520,299
      14,915    StanCorp Financial Group, Inc. .............            832,257

                                                                      4,352,556

Machine Tools and Related Products - 0.3%
      32,645    Kennametal, Inc. ...........................          1,256,832

Medical - Drugs - 0.7%
      45,980    Forest Laboratories, Inc.* .................          2,201,522
       9,782    Roche Holding A.G. .........................            815,772

                                                                      3,017,294

See Notes to Schedules of Investments and Financial Statements

6  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Medical - HMO - 0.9%
      69,050    UnitedHealth Group, Inc. ...................   $      3,596,815

Medical Instruments - 1.5%
     111,525    Apogent Technologies, Inc.* ................          2,479,201
      67,655    St. Jude Medical, Inc.* ....................          3,629,691

                                                                      6,108,892

Medical Products - 1.7%
      79,015    Baxter International, Inc. .................          2,181,604
      24,000    Stryker Corp. ..............................          1,836,480
       2,499    Synthes-Stratec, Inc. ......................          1,792,827
      10,200    Varian Medical Systems, Inc.* ..............            625,872
      10,315    Zimmer Holdings, Inc.*,# ...................            493,160

                                                                      6,929,943

Metal Processors and Fabricators - 0.3%
      38,440    Precision Castparts Corp. ..................          1,239,690

Motorcycle and Motor Scooter Manufacturing - 0.7%
      56,665    Harley-Davidson, Inc. ......................          2,656,455

Multimedia - 7.6%
   1,279,980    AOL Time Warner, Inc.* .....................         19,750,091
     259,729    Viacom, Inc. - Class B* ....................         11,303,406

                                                                     31,053,497

Networking Products - 3.0%
     635,039    Cisco Systems, Inc.* .......................         12,395,961

Office Automation and Equipment - 0.1%
      11,000    Canon, Inc. ................................            529,263

Optical Supplies - 0.8%
      61,865    Alcon, Inc. (New York Shares) ..............          3,153,259

Property and Casualty Insurance - 2.0%
      48,347    W. R. Berkley Corp. ........................          2,479,718
      71,300    XL Capital, Ltd. - Class A .................          5,668,350

                                                                      8,148,068

Reinsurance - 2.3%
          45    Berkshire Hathaway, Inc. - Class A* ........          3,240,450
       1,410    Berkshire Hathaway, Inc. - Class B* ........          3,388,230
      63,130    RenaissanceRe Holdings, Ltd. ...............          2,688,707

                                                                      9,317,387

Retail - Discount - 1.1%
     118,581    Costco Wholesale Corp.* ....................          4,393,426

Retail - Drug Store - 2.5%
     337,960    Walgreen Co. ...............................         10,111,763

Retail - Home Furnishings - 0.4%
      91,315    Pier 1 Imports, Inc. .......................          1,698,459

Retail - Office Supplies - 0.1%
      25,635    Staples, Inc.* .............................            516,289

Retail - Regional Department Stores - 1.7%
     119,595    Kohl's Corp.* ..............................          7,097,963

Retail - Restaurants - 0.4%
      72,690    McDonald's Corp. ...........................          1,672,597

Schools - 0.5%
      31,347    Apollo Group, Inc. - Class A*,# ............          2,030,032

Semiconductor Components/Integrated Circuits - 8.8%
     474,490    Linear Technology Corp. ....................         17,499,191
     473,549    Maxim Integrated Products, Inc. ............         18,506,295

                                                                     36,005,486

Shares or Principal Amount                                       Market Value
================================================================================

Semiconductor Equipment - 0.6%
      48,005    KLA-Tencor Corp.*,# ........................   $      2,479,458

Soap and Cleaning Preparations - 0.2%
      40,046    Reckitt Benckiser PLC** ....................            736,019

Super-Regional Banks - 0.7%
      54,730    Fifth Third Bancorp ........................          3,010,697

Telecommunication Equipment - 0.4%
     107,685    Nokia Oyj (ADR) ............................          1,647,580

Television - 2.0%
     262,989    Univision Communications, Inc. - Class A* ..          8,205,257

Textile - Home Furnishings - 0.2%
      13,075    Mohawk Industries, Inc.* ...................            881,386

Transportation - Services - 2.3%
      24,060    Expeditors International of Washington, Inc.            815,875
     138,195    United Parcel Service, Inc. - Class B ......          8,717,341

                                                                      9,533,216

Web Portals/Internet Service Providers - 0.2%
      28,715    Yahoo!, Inc.*,# ............................            893,898

--------------------------------------------------------------------------------
Total Common Stock (cost $378,709,658) .....................        382,510,825
--------------------------------------------------------------------------------
Corporate Bonds - 0.6%
Advertising Sales - 0.6%
  $2,650,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10
                  (cost $2,696,449) ........................          2,577,125
--------------------------------------------------------------------------------
Preferred Stock - 2.4%
Automotive - Cars and Light Trucks - 1.8%
     300,000    General Motors Corp., convertible, 6.25% ...          7,401,000

Finance - Other Services - 0.6%
      47,300    PartnerRe, Ltd. ............................          2,414,665
--------------------------------------------------------------------------------
Total Preferred Stock (cost $10,049,724) ...................          9,815,665
--------------------------------------------------------------------------------
Other Securities - 2.9%
 $11,640,589    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $11,640,589) ......         11,640,589
--------------------------------------------------------------------------------
Repurchase Agreement - 3.3%
  13,600,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $13,600,419
                  collateralized by $1,696,388
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $13,363,455 in U.S. Government
                  Agencies, 0%-7.00%, 11/12/03-7/15/32
                  $1,848,439 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $1,406,651, $10,391,059
                  and $2,074,302 (cost $13,600,000) ........         13,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $416,696,420) - 103.1% .......        420,144,204
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1)%    (12,476,825)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $    407,667,379
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series  July 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     2.3%               $      9,590,994
Cayman Islands                              1.3%                      5,668,350
Finland                                     0.4%                      1,647,580
Ireland                                     0.9%                      3,981,264
Japan                                       0.1%                        529,263
Switzerland                                 1.4%                      5,761,858
United Kingdom                              0.2%                        736,019
United States++                            93.4%                    392,228,876
--------------------------------------------------------------------------------
Total                                     100.0%               $    420,144,204

++Includes Short-Term Securities (87.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2003

Currency Sold and          Currency             Currency              Unrealized
Settlement Date          Units Sold      Value in $ U.S.             Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03        80,000             $128,102                    $446
--------------------------------------------------------------------------------
Total                                           $128,102                    $446

See Notes to Schedules of Investments and Financial Statements

8  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
[PHOTO]
David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Growth and Income Fund gained 6.60% for its I Shares, while its benchmark, the S&P 500(R) Index, gained 10.64%(1). The Fund's I Shares received a third-quartile position for this performance, ranking 760th out of 1,062 large-cap core funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, returned 15.74% through July 31, 2003, while the S&P 500(R) Index advanced 23.33%(1) for the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities in Iraq began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The single biggest detractor from performance was our position in financial services giant Household International Corporation. Aerospace and defense company Honeywell International also slipped, as did Fluor Corporation, a professional services firm offering a diverse range of knowledge-based services, from traditional engineering, procurement and construction to total asset management. Other weak performers included diversified industrial behemoth General Electric and retail supermarket chain Kroger Company.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
On the positive side, our holdings of financial services giant Citigroup - one of our largest positions - emerged as our biggest contributor to performance. Other top performers included four media companies, including interactive media company InterActiveCorp (formerly USA Interactive), cable and content specialist Liberty Media, cable provider Comcast Corp., and Clear Channel Communications, a diversified media company that primarily operates in three business segments: radio broadcasting, outdoor advertising and live entertainment.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although our strategy is to invest in individual companies, not sectors, sector weightings play a role in the overall performance of the Fund. For example, during the period the consumer staples and industrials sectors were the biggest negative contributors to our absolute performance. However, it's noteworthy that our underweighting in the poor-performing consumer staples group versus that of the index enabled the Fund to gain ground against the index. Overall, the consumer discretionary sector, an area in which we held a significantly larger weighting than the index, as well as the information technology sector, provided the biggest boost to the Fund's absolute results. Nonetheless, a number of our individual stock picks within the information technology group held back our performance relative to the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Looking ahead, we will continue to maintain a flexible approach that is both diversified and mindful of risk. With the goal of improving the Fund's relative performance, we will continue to seek the most opportunistic balance of core names and turnaround situations. For us, core names represent steady growth companies with strong fundamentals, whereas turnaround situations possess fundamentals that we believe have temporarily strayed but whose valuations and catalysts for change afford us the flexibility to be patient.

                                          Janus Adviser Series  July 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Growth and
Income Fund - I Shares
$13,630

S&P 500(R) Index $9,595

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth and Income Fund - I Shares and the S&P 500(R) Index. Janus Adviser Growth and Income Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth and Income Fund - I Shares ($13,630) as compared to the S&P 500(R) Index ($9,595).

               AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - I Shares                      6.60%       4.96%          6.08%
--------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - C Shares
at NAV**                                    6.06%       4.55%          5.68%
--------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - C Shares
at MOP***                                   3.95%       4.34%          5.48%
--------------------------------------------------------------------------------
S&P 500(R) Index                           10.64%     (1.05)%        (0.78)%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth and current income by normally investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents -- 1.8%

Corporate Bonds -- 1.8%

Preferred Stock -- 2.5%

U.S. Treasury Notes -- 3.8%

Common Stock -- Foreign -- 7.6%

Common Stock -- Domestic -- 82.5%

Number of Stocks: 89
Top 10 Equities: 27.8%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                    JULY 31, 2003           JULY 31, 2002

Citigroup, Inc.                              4.4%                    3.8%
Microsoft Corp.                              3.2%                    2.1%
Exxon Mobil Corp.                            3.2%                    3.3%
General Electric Co.                         3.1%                    3.2%
Liberty Media Corp. - Class A                2.8%                    2.2%
Comcast Corp. - Special Class A              2.4%                    2.0%
Marsh & McLennan Companies, Inc.             2.3%                    2.8%
Viacom, Inc. - Class B                       2.2%                    2.4%
Pfizer, Inc.                                 2.1%                    1.4%
Fannie Mae                                   2.1%                    0.9%
--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER GROWTH AND INCOME FUND          o S&P 500(R) INDEX

                                                   JANUS
                                                  ADVISER
                                                 GROWTH AND     S&P 500(R)
                                                INCOME FUND       INDEX

Finance -- Investment Bankers/Brokers               5.9%
Diversified Operations                              5.5%
Multimedia                                          4.5%
Cable Television                                    4.4%
Medical -- Drugs                                    4.2%
Oil Companies -- Integrated                         4.2%
Broadcast Services and Programming                  4.1%
Applications Software                               3.2%
Super-Regional Banks                                2.8%
Semiconductor Components/Integrated Circuits        2.8%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Growth and Income Fund - I Shares 5th out of 572 large-cap core funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 5/1/98.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

10  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 90.1%
Advertising Sales - 0.9%
      74,590    Lamar Advertising Co.* .....................   $      2,559,183

Aerospace and Defense - 1.7%
      14,975    General Dynamics Corp. .....................          1,188,116
      75,055    Lockheed Martin Corp. ......................          3,928,379

                                                                      5,116,495

Airlines - 0.4%
      79,900    Southwest Airlines Co. .....................          1,311,159

Applications Software - 3.2%
     362,865    Microsoft Corp. ............................          9,579,636

Beverages - Non-Alcoholic - 1.0%
      63,306    PepsiCo, Inc.# .............................          2,916,507

Brewery - 1.9%
     108,152    Anheuser-Busch Companies, Inc. .............          5,604,437

Broadcast Services and Programming - 4.1%
      92,225    Clear Channel Communications, Inc.* ........          3,776,614
     770,232    Liberty Media Corp. - Class A* .............          8,541,873

                                                                     12,318,487

Cable Television - 3.8%
     247,387    Comcast Corp. - Special Class A* ...........          7,248,439
     127,939    Cox Communications, Inc. - Class A* ........          4,067,181

                                                                     11,315,620

Casino Hotels - 0.6%
     194,095    Park Place Entertainment Corp.*,# ..........          1,737,150

Chemicals - Diversified - 1.6%
     110,022    E.I. du Pont de Nemours and Co. ............          4,834,367

Commercial Services - Finance - 0.5%
      48,473    Paychex, Inc. ..............................          1,576,827

Computer Services - 0.8%
     125,175    Ceridian Corp.* ............................          2,334,514

Computers - 1.9%
     102,865    Apple Computer, Inc.* ......................          2,165,308
      44,950    IBM Corp. ..................................          3,652,187

                                                                      5,817,495

Computers - Integrated Systems - 0.6%
      52,250    Dell, Inc.* ................................          1,759,780

Computers - Peripheral Equipment - 0.6%
      28,270    Lexmark International Group, Inc. - Class A*          1,814,086

Consulting Services - 0.4%
      59,665    Accenture, Ltd. - Class A
                  (New York Shares)*,# .....................          1,158,694

Cosmetics and Toiletries - 2.5%
      40,290    Colgate-Palmolive Co. ......................          2,199,834
      59,500    Procter & Gamble Co. .......................          5,228,265

                                                                      7,428,099

Data Processing and Management - 0.7%
      56,100    Automatic Data Processing, Inc. ............          2,080,188

Disposable Medical Products - 0.3%
      14,855    C.R. Bard, Inc. ............................          1,018,459

Diversified Operations - 5.5%
      22,745    3M Co. .....................................          3,188,849
     325,342    General Electric Co. .......................          9,252,726
      76,330    Honeywell International, Inc. ..............          2,158,612
      98,750    Tyco International, Ltd. (New York Shares) .          1,836,750

                                                                     16,436,937

Shares or Principal Amount                                       Market Value
================================================================================

E-Commerce/Services - 1.0%
      74,880    InterActiveCorp*,# .........................   $      3,030,394

Electric Products - Miscellaneous - 1.0%
      17,725    Samsung Electronics Company, Ltd. (GDR) ....          3,123,083

Electronic Components - Semiconductors - 1.9%
     117,445    Intel Corp. ................................          2,930,253
      37,460    NVIDIA Corp.*,# ............................            716,235
     108,915    Texas Instruments, Inc. ....................          2,055,226

                                                                      5,701,714

Entertainment Software - 0.6%
      22,695    Electronic Arts, Inc.* .....................          1,906,380

Fiduciary Banks - 0.1%
       9,385    Northern Trust Corp. .......................            409,749

Finance - Commercial - 1.3%
     143,540    CIT Group, Inc. ............................          4,001,895

Finance - Investment Bankers/Brokers - 5.9%
     292,325    Citigroup, Inc. ............................         13,096,160
      36,060    Goldman Sachs Group, Inc. ..................          3,142,268
      44,010    J.P. Morgan Chase & Co. ....................          1,542,551

                                                                     17,780,979

Finance - Mortgage Loan/Banker - 2.1%
      98,275    Fannie Mae .................................          6,293,531

Financial Guarantee Insurance - 0.8%
      43,670    MGIC Investment Corp. ......................          2,423,685

Food - Retail - 0.5%
      29,015    Whole Foods Market, Inc.*,# ................          1,479,069

Hotels and Motels - 2.2%
     112,593    Fairmont Hotels & Resorts, Inc.
                (New York Shares) ..........................          2,837,344
      21,080    Four Seasons Hotels, Inc. ..................            904,332
      86,855    Starwood Hotels & Resorts Worldwide, Inc. ..          2,831,473

                                                                      6,573,149

Insurance Brokers - 2.3%
     140,477    Marsh & McLennan Companies, Inc. ...........          6,970,469

Life and Health Insurance - 0.9%
      81,416    John Hancock Financial Services, Inc.# .....          2,658,232

Medical - Drugs - 4.2%
      46,370    Abbott Laboratories ........................          1,820,022
     190,175    Pfizer, Inc. ...............................          6,344,238
      52,668    Roche Holding A.G. .........................          4,392,261

                                                                     12,556,521

Medical - HMO - 0.9%
      49,780    UnitedHealth Group, Inc. ...................          2,593,040

Medical Instruments - 2.0%
     101,186    Medtronic, Inc. ............................          5,211,079
      14,810    St. Jude Medical, Inc.* ....................            794,556

                                                                      6,005,635

Medical Products - 0.1%
       5,840    INAMED Corp.*,# ............................            387,776

Multi-Line Insurance - 1.1%
      49,259    American International Group, Inc.# ........          3,162,428

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Multimedia - 4.5%
      79,075    AOL Time Warner, Inc.* .....................   $      1,220,127
      43,900    Gannett Company, Inc. ......................          3,372,837
     148,325    Viacom, Inc. - Class B* ....................          6,455,104
     107,505    Walt Disney Co. ............................          2,356,510

                                                                     13,404,578

Networking Products - 1.4%
     215,530    Cisco Systems, Inc.* .......................          4,207,146

Non-Hazardous Waste Disposal - 1.1%
     141,445    Waste Management, Inc. .....................          3,379,121

Oil Companies - Exploration and Production - 1.7%
      30,880    Anadarko Petroleum Corp. ...................          1,352,544
     109,537    EnCana Corp. (New York Shares) .............          3,783,408

                                                                      5,135,952

Oil Companies - Integrated - 4.2%
      58,692    ConocoPhillips# ............................          3,071,939
     266,470    Exxon Mobil Corp. ..........................          9,481,003

                                                                     12,552,942

Pharmacy Services - 0.9%
     102,210    Caremark Rx, Inc.* .........................          2,557,294

Pipelines - 0.6%
      33,620    Kinder Morgan, Inc.# .......................          1,798,670

Printing - Commercial - 0.5%
      51,949    Valassis Communications, Inc.*,# ...........          1,470,676

Property and Casualty Insurance - 0.7%
     130,048    Travelers Property Casualty Corp. - Class B           2,098,975

Reinsurance - 1.9%
       2,299    Berkshire Hathaway, Inc. - Class B* ........          5,524,497

Retail - Consumer Electronics - 0%
       2,105    Best Buy Company, Inc.* ....................             91,883

Retail - Discount - 0.7%
      39,265    Wal-Mart Stores, Inc. ......................          2,195,306

Semiconductor Components/Integrated Circuits - 2.8%
      82,560    Linear Technology Corp. ....................          3,044,813
     133,046    Maxim Integrated Products, Inc. ............          5,199,438

                                                                      8,244,251

Semiconductor Equipment - 0.5%
      73,975    Applied Materials, Inc.*,# .................          1,442,513

Soap and Cleaning Preparations - 0.2%
      29,169    Reckitt Benckiser PLC ......................            536,114

Steel - Producers - 0.4%
      21,510    Nucor Corp.# ...............................          1,060,873

Super-Regional Banks - 2.8%
      51,895    Bank of America Corp. ......................          4,284,970
     172,362    U.S. Bancorp ...............................          4,226,316

                                                                      8,511,286

Telecommunication Equipment - 0.9%
     180,315    Nokia Oyj (ADR)** ..........................          2,758,820

Telephone - Integrated - 0.3%
      39,790    SBC Communications, Inc.# ..................            929,494

Toys - 1.1%
     169,705    Mattel, Inc. ...............................          3,297,368

Transportation - Railroad - 0.5%
      29,510    Canadian National Railway Co.
                  (New York Shares) ........................          1,535,995

Shares or Principal Amount                                       Market Value
================================================================================

Transportation - Services - 0.5%
      36,450    C.H. Robinson Worldwide, Inc.# .............   $      1,345,734
--------------------------------------------------------------------------------
Total Common Stock (cost $259,057,923) .....................        269,855,337
--------------------------------------------------------------------------------
Corporate Bonds - 1.8%
Advertising Sales - 0.1%
  $  275,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ...            267,438

Cable Television - 0.6%
   1,500,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 .......................          1,675,638

Electric - Integrated - 0.1%
     290,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ...............            290,000

Non-Hazardous Waste Disposal - 0.5%
     150,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 ................            153,000

                Waste Management, Inc.:
     655,000      6.375%, notes, due 12/1/03 ...............            664,190
     555,000      7.00%, senior notes, due 10/1/04 .........            585,277
     175,000      7.00%, notes, due 5/15/05 ................            187,179
                                                                      1,589,646

Oil Companies - Exploration and Production - 0%
      40,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 ......             21,450

Pipelines - 0.1%
     210,000    El Paso Corp., 7.875%
                  notes, due 6/15/12ss.,# ..................            169,050

Retail - Discount - 0.3%
   1,000,000    Wal-Mart Stores, Inc., 4.375%
                  senior notes, due 8/1/03 .................          1,000,000

Telephone - Integrated - 0%
      20,000    CenturyTel, Inc., 8.375%
                  senior notes, due 10/15/10 ...............             23,917

Toys - 0%
      30,000    Mattel, Inc., 6.125%
                  notes, due 7/15/05 .......................             31,535

Transportation - Railroad - 0.1%
     210,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ...............            232,986
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $5,080,020) ....................          5,301,660
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.5%
      84,675    General Motors Corp.
                  convertible, 6.25% .......................          2,088,932
       6,093    Porsche A.G.** .............................          2,489,456

                                                                      4,578,388

Electric - Integrated - 0.6%
      51,290    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ...........          1,605,839

Fiduciary Banks - 0.2%
       3,000    State Street Corp. .........................            695,940

Non-Hazardous Waste Disposal - 0.2%
       6,500    Allied Waste Industries, Inc.# .............            446,875
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,306,355) ....................          7,327,042
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

12  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

U.S. Treasury Notes - 3.8%
                U.S. Treasury Notes:
$  2,550,000      3.00%, due 1/31/04 .......................   $      2,574,602
   4,650,000      2.875%, due 6/30/04 ......................          4,720,657
     520,000      2.25%, due 7/31/04 .......................            525,180
   3,525,000      3.50%, due 11/15/06 ......................          3,627,722
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $11,386,789) ...............         11,448,161
--------------------------------------------------------------------------------
Other Securities - 5.7%
  17,087,407    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $17,087,407) ......         17,087,407
--------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
   6,100,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $6,100,188
                  collateralized by $760,880
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $5,993,902 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $829,079 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $630,924, $4,660,696
                  and $930,385 (cost $6,100,000) ...........          6,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $306,018,494) - 105.9% .......        317,119,607
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.9)%    (17,707,299)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................       $299,412,308
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     0.9%               $      2,995,444
Canada                                      2.9%                      9,061,079
Finland                                     0.8%                      2,758,820
Germany                                     0.8%                      2,489,456
South Korea                                 1.0%                      3,123,083
Switzerland                                 1.4%                      4,392,261
United Kingdom                              0.2%                        536,114
United States++                            92.0%                    291,763,350
--------------------------------------------------------------------------------
Total                                     100.0%               $    317,119,607

++Includes Short-Term Securities (84.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2003

Currency Sold and          Currency             Currency              Unrealized
Settlement Date          Units Sold      Value in $ U.S.             Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03              1,275,000           $1,432,393                 $11,841
--------------------------------------------------------------------------------
Total                                         $1,432,393                 $11,841

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
[PHOTO]
Jonathan Coleman
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Mid Cap Growth Fund gained 15.70% for its I Shares, while its benchmark, the Russell MidCap Growth Index, gained 23.15%(1). The Fund's I Shares consequently earned a second-quartile ranking, placing 253rd out of 507 mid-cap growth funds ranked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, returned 20.63% through July 31, 2003, while the Russell MidCap Growth Index advanced 34.25%(1) for the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities in Iraq began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Among our biggest disappointments was our position in Laboratory Corporation of America, a medical testing services company. Our holdings of biopharmaceutical company Enzon Pharmaceuticals also worked against us, as did semiconductor manufacturers Integrated Device Technology and NVIDIA. Also disappointing us was Interpublic Group of Companies, a group of advertising and specialized marketing and communication services firms.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Number one on the Fund's list of top-five performers was our position in interactive commerce company InterActiveCorp (formerly USA Interactive), which enjoyed a substantial gain and contributed significantly to our performance. Satellite TV provider Echostar Communications also helped boost the Fund's returns. Other standouts included our holdings of International Game Technology, a developer of slot machines and computerized gaming products, and Apollo Group, a provider of higher education to working adults. Rounding out our list of strong performers was our position in Marvell Technology Group, a global semiconductor provider of broadband communications and storage solutions.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although we build our portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact on the Fund's performance. During this particular period, the two sectors that detracted the most from our absolute results included materials and telecommunication services. Also noteworthy are the financials and information technology groups, two areas in which we significantly underperformed the index. With regard to financials, we held a substantially larger position in this weaker-performing sector than the index, while our weighting in the strong-performing information technology group was considerably smaller than that of the index. By contrast, the information technology sector was a solid contributor to the Fund's absolute performance, as was the consumer discretionary group, which, as a percent of total assets, was the Fund's largest group weighting.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Our cash position was relatively high at the beginning of the period. Specifically, it was 16.9% of the Fund's total assets. However, we decreased our cash holdings as more investment opportunities emerged over the past six months, and ended the period with a much more modest 6.1% cash position.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
While our performance relative to the index during this period is disappointing, our focus remains sharp on finding opportunities in medium-size growth companies that are well managed, maintain market-leading positions and appropriately allocate their capital. As we see it, the best way to manage through these challenging times is by striving to own a carefully selected mix of noneconomically sensitive growth businesses and companies that we believe are poised to benefit from an improvement in the economy.

14  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Mid Cap Growth
Fund - I Shares $21,640

Russell MidCap Growth Index
$21,853

S&P MidCap 400 Index $33,114

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Mid Cap Growth Fund - I Shares, the Russell MidCap Growth Index and the S&P MidCap 400 Index. Janus Adviser Mid Cap Growth Fund - I Shares is represented by a shaded area of blue. The Russell MidCap Growth Index is represented by a solid black line. The S&P MidCap 400 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Mid Cap Growth Fund - I Shares ($21,640) as compared to the Russell MidCap Growth Index ($21,853) and the S&P MidCap 400 Index ($33,114).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund - I Shares                     15.70%     (1.67)%          8.11%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund - C Shares
at NAV**                                   15.45%     (2.28)%          7.52%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund - C Shares
at MOP***                                  13.15%     (2.48)%          7.41%
--------------------------------------------------------------------------------
Russell MidCap Growth Index#               23.15%       0.94%          8.33%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                       13.85%       8.75%         12.88%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its equity assets in securities issued by medium-sized companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents -- 5.2%

Common Stock -- Foreign -- 6.3%

Common Stock -- Domestic -- 88.5%

Number of Stocks: 108
Top 10 Equities: 22.2%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                    JULY 31, 2003           JULY 31, 2002

Kinder Morgan, Inc.                          2.9%                    2.1%
Berkshire Hathaway, Inc. - Class B           2.7%                    2.8%
Lamar Advertising Co.                        2.5%                    2.0%
InterActiveCorp                              2.3%                    1.1%
St. Jude Medical, Inc.                       2.3%                    3.1%
EchoStar Communications Corp.
  - Class A                                  2.2%                    1.0%
International Game Technology                2.1%                    1.3%
Ball Corp.                                   1.8%                    1.0%
Apollo Group, Inc. - Class A                 1.7%                    3.0%
Northern Trust Corp.                         1.7%                    1.3%
--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER MID CAP GROWTH FUND             o RUSSELL MIDCAP GROWTH INDEX

                                                   JANUS         RUSSELL
                                                  ADVISER         MIDCAP
                                                  MID CAP         GROWTH
                                                GROWTH FUND       INDEX

Oil Companies -- Exploration and Production         4.0%
Diversified Operations                              3.3%
Medical Instruments                                 3.2%
Semiconductor Equipment                             3.0%
Semiconductor Components/Pipelines                  2.9%
Integrated Circuits                                 2.8%
Radio                                               2.8%
E-Commerce/Services                                 2.7%
Reinsurance                                         2.7%
Cable Television                                    2.6%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Mid Cap Growth Fund - I Shares 158th out of 224 mid-cap growth funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 9/13/93.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.
    #Since inception return calculated from August 31, 1993.

Effective June 2, 2003, Janus Adviser Aggressive Growth Fund changed its name to Janus Adviser Mid Cap Growth Fund and adopted a new policy to invest at least 80% of its net assets in equity securities of mid-sized companies.

There is no assurance that the investment process will consistently lead to successful investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective June 2, 2003 Janus Adviser Mid Cap Growth Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell MidCap Growth Index. This change was made in connection with the Fund's name change from Aggressive Growth Fund to Mid Cap Growth Fund and corresponding changes in investment policies. The Fund will retain the S&P MidCap 400 Index as a secondary index. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

                                         Janus Adviser Series  July 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 94.8%
Advertising Agencies - 0.5%
     101,555    Interpublic Group of Companies, Inc.# ......   $      1,401,459

Advertising Sales - 2.5%
     195,557    Lamar Advertising Co.* .....................          6,709,561

Aerospace and Defense - Equipment - 0.7%
      32,715    Alliant Techsystems, Inc.* .................          1,796,054

Agricultural Operations - 0.4%
      32,460    Bunge, Ltd.# ...............................            972,177

Airlines - 1.1%
      65,860    Ryanair Holdings PLC (ADR)*,# ..............          2,824,735

Apparel Manufacturers - 0.6%
      45,090    Liz Claiborne, Inc. ........................          1,552,449

Applications Software - 0.2%
      23,745    Citrix Systems, Inc.*,# ....................            430,972

Audio and Video Products - 0.4%
      13,545    Harman International Industries, Inc.# .....          1,132,362

Automotive - Medium and Heavy Duty Trucks - 0.2%
      10,725    Navistar International Corp.*,# ............            418,489

Automotive - Truck Parts and Equipment - Original - 0.7%
      37,915    Lear Corp.* ................................          1,970,822

Broadcast Services and Programming - 0.7%
     106,020    Citadel Broadcasting Corp. .................          2,014,380

Building - Residential and Commercial - 1.1%
       6,940    NVR, Inc.*,# ...............................          2,838,460

Cable Television - 2.6%
      46,325    Cablevision Systems New York Group
                  - Class A* ...............................            986,722
     163,635    EchoStar Communications Corp. - Class A* ...          5,935,041

                                                                      6,921,763

Casino Hotels - 0.7%
      55,300    Mandalay Resort Group# .....................          1,922,228

Casino Services - 2.1%
     219,210    International Game Technology ..............          5,578,894

Commercial Banks - 0.6%
      19,585    M&T Bank Corp. .............................          1,734,643

Commercial Services - Finance - 2.6%
      62,360    Moody's Corp. ..............................          3,225,259
     111,137    Paychex, Inc. ..............................          3,615,287

                                                                      6,840,546

Computer Services - 0.8%
     138,020    BISYS Group, Inc.*,# .......................          2,284,231

Computers - 0.7%
      92,925    Apple Computer, Inc.* ......................          1,956,071

Computers - Integrated Systems - 0.5%
      29,720    Diebold, Inc. ..............................          1,313,921

Containers - Metal and Glass - 1.8%
      94,005    Ball Corp. .................................          4,672,049

Data Processing and Management - 0.3%
      28,430    Certegy, Inc.* .............................            774,149

Dialysis Centers - 0.3%
      27,945    Davita, Inc.* ..............................            782,460

Disposable Medical Products - 0.9%
      37,105    C.R. Bard, Inc. ............................          2,543,919

Shares or Principal Amount                                       Market Value
================================================================================

Distribution and Wholesale - 1.0%
      12,090    Fastenal Co.# ..............................   $        459,420
      44,510    W.W. Grainger, Inc. ........................          2,189,892

                                                                      2,649,312

Diversified Operations - 3.3%
     227,685    Cendant Corp.* .............................          4,086,946
      28,930    ITT Industries, Inc. .......................          1,929,631
      21,480    Lancaster Colony Corp.# ....................            861,348
      44,460    SPX Corp.* .................................          2,093,621

                                                                      8,971,546

E-Commerce/Services - 2.7%
      10,095    eBay, Inc.* ................................          1,082,184
     153,305    InterActiveCorp*,# .........................          6,204,253

                                                                      7,286,437

Electric Products - Miscellaneous - 0.8%
      57,590    AMETEK, Inc. ...............................          2,278,260

Electronic Components - Miscellaneous - 0.6%
     137,580    Flextronics International, Ltd.* ...........          1,513,380

Electronic Components - Semiconductors - 1.4%
      27,300    Altera Corp.*,# ............................            525,252
     141,100    National Semiconductor Corp.* ..............          3,153,585

                                                                      3,678,837

Electronic Design Automation - 1.1%
     131,230    Cadence Design Systems, Inc.*,# ............          1,793,914
      16,645    Synopsys, Inc.*,# ..........................          1,040,479

                                                                      2,834,393

Fiduciary Banks - 2.6%
      75,390    Investors Financial Services Corp.# ........          2,402,679
     102,455    Northern Trust Corp. .......................          4,473,185

                                                                      6,875,864

Finance - Investment Bankers/Brokers - 1.1%
     109,060    Charles Schwab Corp. .......................          1,135,315
      28,970    Lehman Brothers Holdings, Inc. .............          1,832,932

                                                                      2,968,247

Financial Guarantee Insurance - 1.3%
      63,590    MGIC Investment Corp. ......................          3,529,245

Food - Dairy Products - 1.5%
     134,115    Dean Foods Co.* ............................          4,014,062

Health Care Cost Containment - 1.4%
     142,305    First Health Group Corp.* ..................          3,674,315

Hotels and Motels - 1.7%
      35,955    Marriott International, Inc. - Class A .....          1,477,750
      98,160    Starwood Hotels & Resorts Worldwide, Inc. ..          3,200,016

                                                                      4,677,766

Human Resources - 2.3%
      74,535    Manpower, Inc. .............................          2,839,783
     152,490    Robert Half International, Inc.* ...........          3,310,558

                                                                      6,150,341

Industrial Gases - 0.6%
      25,360    Praxair, Inc. ..............................          1,639,778

Internet Security - 0.5%
      68,740    Check Point Software Technologies, Ltd.* ...          1,222,885

Investment Management and Advisory Services - 1.3%
      85,510    T. Rowe Price Group, Inc.# .................          3,470,851

See Notes to Schedules of Investments and Financial Statements

16  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Medical - Biomedical and Genetic - 0.5%
      16,530    Invitrogen Corp. ...........................   $        856,254
      10,245    Millipore Corp.* ...........................            455,800

                                                                      1,312,054

Medical - Drugs - 1.0%
      27,365    Celgene Corp.*,# ...........................          1,001,833
      35,455    Forest Laboratories, Inc.* .................          1,697,585

                                                                      2,699,418

Medical - Generic Drugs - 1.4%
      55,680    Barr Laboratories, Inc.* ...................          3,761,184

Medical - HMO - 1.1%
      38,870    Anthem, Inc.*,# ............................          2,935,074

Medical - Hospitals - 1.1%
     141,605    Health Management Associates, Inc.
                  - Class A# ...............................          2,827,852

Medical Instruments - 3.2%
     109,465    Apogent Technologies, Inc.* ................          2,433,407
     115,195    St. Jude Medical, Inc.* ....................          6,180,212

                                                                      8,613,619

Medical Labs and Testing Services - 0.6%
      25,590    Quest Diagnostics, Inc.*,# .................          1,529,258

Medical Products - 1.6%
      39,185    INAMED Corp.*,# ............................          2,601,884
      21,455    Stryker Corp. ..............................          1,641,737

                                                                      4,243,621

Non-Hazardous Waste Disposal - 0.3%
      66,615    Allied Waste Industries, Inc.* .............            807,374

Oil Companies - Exploration and Production - 4.0%
     111,550    EOG Resources, Inc. ........................          4,325,909
      75,465    Murphy Oil Corp. ...........................          3,726,462
     115,830    Pioneer Natural Resources Co.* .............          2,779,920

                                                                     10,832,291

Oil Field Machinery and Equipment - 0.6%
      46,570    Smith International, Inc.*,# ...............          1,669,069

Optical Supplies - 0.4%
      21,805    Alcon, Inc. (New York Shares) ..............          1,111,401

Pipelines - 2.9%
     146,365    Kinder Morgan, Inc.# .......................          7,830,527

Power Converters and Power Supply Equipment - 0.7%
     114,170    American Power Conversion Corp.# ...........          1,989,983

Printing - Commercial - 0.5%
      47,000    Valassis Communications, Inc.*,# ...........          1,330,570

Property and Casualty Insurance - 1.5%
      41,287    W. R. Berkley Corp. ........................          2,117,610
      24,330    XL Capital, Ltd. - Class A .................          1,934,235

                                                                      4,051,845

Publishing - Newspapers - 0.4%
      17,115    McClatchy Co. - Class A# ...................            976,411

Radio - 2.8%
      50,409    Cox Radio, Inc. - Class A* .................          1,056,069
      29,109    Entercom Communications Corp.*,# ...........          1,379,476
      94,488    Hispanic Broadcasting Corp.* ...............          2,473,696
      82,190    Westwood One, Inc.*,# ......................          2,510,083

                                                                      7,419,324

Shares or Principal Amount                                       Market Value
================================================================================

Recreational Vehicles - 0.6%
      19,585    Polaris Industries, Inc.# ..................   $      1,547,215

Reinsurance - 2.7%
       2,985    Berkshire Hathaway, Inc. - Class B* ........          7,172,955

Retail - Auto Parts - 0.3%
      10,870    Advance Auto Parts, Inc.*,# ................            738,399

Retail - Discount - 1.1%
      34,770    Dollar Tree Stores, Inc.*,# ................          1,275,364
      54,930    Fred's, Inc. ...............................          1,608,350

                                                                      2,883,714

Retail - Home Furnishings - 0.3%
      43,740    Pier 1 Imports, Inc. .......................            813,564

Retail - Office Supplies - 1.0%
     139,430    Staples, Inc.* .............................          2,808,120

Retail - Restaurants - 2.1%
      87,370    Darden Restaurants, Inc. ...................          1,634,693
      28,470    Outback Steakhouse, Inc.# ..................          1,063,354
      99,030    Yum! Brands, Inc.* .........................          2,963,968

                                                                      5,662,015

Savings/Loan/Thrifts - 0.6%
      95,870    Sovereign Bancorp, Inc.# ...................          1,719,908

Schools - 1.7%
      70,332    Apollo Group, Inc. - Class A* ..............          4,554,700

Semiconductor Components/Integrated Circuits - 2.8%
      90,685    Emulex Corp.*,# ............................          1,845,440
      63,985    Integrated Circuit Systems, Inc.*,# ........          1,922,749
     105,905    Marvell Technology Group, Ltd.*,# ..........          3,723,620

                                                                      7,491,809

Semiconductor Equipment - 3.0%
      78,930    KLA-Tencor Corp.*,# ........................          4,076,734
     107,090    Novellus Systems, Inc.* ....................          3,834,893

                                                                      7,911,627

Telecommunication Equipment - 0.6%
      46,650    Harris Corp.# ..............................          1,510,061

Telecommunication Services - 0.7%
      88,695    Amdocs, Ltd. (New York Shares)* ............          1,807,604

Textile - Home Furnishings - 1.5%
      60,680    Mohawk Industries, Inc.* ...................          4,090,439

Therapeutics - 0.8%
      25,875    Gilead Sciences, Inc.* .....................          1,773,731
       8,620    Neurocrine Biosciences, Inc.*,# ............            462,722

                                                                      2,236,453

Toys - 0.4%
      50,635    Marvel Enterprises, Inc.*,# ................            992,446

Transportation - Air Freight - 0.8%
      73,920    CNF, Inc.# .................................          2,058,672

Transportation - Railroad - 0.6%
      33,590    Canadian National Railway Co.
                  (New York Shares) ........................          1,748,359

Transportation - Services - 0.4%
      30,530    Expeditors International of Washington, Inc.          1,035,272

--------------------------------------------------------------------------------
Total Common Stock (cost $220,177,750) .....................        253,546,520
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Other Securities - 20.0%
 $53,402,021    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $53,402,021) ......   $     53,402,021
--------------------------------------------------------------------------------
Repurchase Agreement - 6.1%
  16,500,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $16,500,509
                  collateralized by $2,058,118
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $16,213,015 in U.S. Government
                  Agencies, 0%-7.00%, 11/12/03-7/15/32
                  $2,242,592 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $1,706,599, $12,606,800
                  and $2,516,616 (cost $16,500,000) ........         16,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $290,079,771) - 120.9% .......        323,448,541
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (20.9)%   (55,919,031)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $    267,529,510
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     1.4%               $      4,695,797
Canada                                      0.5%                      1,748,359
Cayman Islands                              0.6%                      1,934,235
Ireland                                     0.9%                      2,824,735
Israel                                      0.4%                      1,222,885
Singapore                                   0.5%                      1,513,380
Switzerland                                 0.3%                      1,111,401
United Kingdom                              0.6%                      1,807,604
United States++                            94.8%                    306,590,145
--------------------------------------------------------------------------------
Total                                     100.0%               $    323,448,541

++Includes Short-Term Securities (73.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

18  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

                                                            SUBADVISED BY INTECH

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Adviser Risk-Managed Large Cap Growth Fund gained 11.30% for its I Shares and 11.00% for its C Shares through July 31, 2003, while its benchmark, the Russell 1000 Growth Index, gained 12.06%(1).

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the equity market's upside without increasing risk along the way.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term while limiting losses during more challenging markets. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Fund continued to gain ground on the tail of a pronounced market upswing. Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's "weighting" in the Fund to keep the portfolio potentially more efficient than the index without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. In addition to positive returns, the Fund also remained focused on its disciplined mathematical process, which we believe has well-positioned it to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE FUND'S RECENT PERFORMANCE?
The Fund's performance can primarily be attributed to two factors: stocks' relative volatility and correlation (relationship) of stocks to one another. Our investment process uses historical information to attempt to improve the weightings of stocks in the portfolio. Relative underperformance of Janus Adviser Risk-Managed Large Cap Growth Fund for the period can primarily be attributed to the process. When the stock market "turns" dramatically (either up or down) as it did at year end, it may take a while for the process to "catch up" with the change. The investment process incorporates a rolling 52-week period of price history into the process, meaning we drop one week of history as we add another over time. Given that we use price history, there can be a lag effect. That is somewhat typical for the process and is random in nature.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
INTECH's mathematical-based, risk-managed investment process seeks to outperform the Russell 1000 Growth Index over the long term while controlling risk. We will continue to implement the process in an attempt to accomplish this in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

                                         Janus Adviser Series  July 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          CUMULATIVE TOTAL RETURN - FOR THE PERIOD ENDED JULY 31, 2003
--------------------------------------------------------------------------------

                                                                   SINCE
                                                                 INCEPTION*
     Janus Adviser Risk-Managed Large
     Cap Growth Fund - I Shares                                    11.30%
     ----------------------------------------------------------------------
     Janus Adviser Risk-Managed Large
     Cap Growth Fund - C Shares at NAV**                           11.00%
     ----------------------------------------------------------------------
     Janus Adviser Risk-Managed Large
     Cap Growth Fund - C Shares at MOP***                           8.80%
     ----------------------------------------------------------------------
     Russell 1000 Growth Index                                     12.06%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Fund's benchmark. The primary aim of the strategy is to out perform the benchmark index. The Fund normally invests at least 80% of its assets in commons stocks of large-sized companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock -- Foreign -- 0.4%

Cash and Cash Equivalents -- 4.9%

Common Stock -- Domestic -- 94.7%

Number of Stocks: 401
Top 10 Equities: 19.0%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                                                   JULY 31, 2003

General Electric Co.                                                        3.8%
Pfizer, Inc.                                                                3.2%
Microsoft Corp.                                                             2.8%
Johnson & Johnson                                                           1.5%
Boston Scientific Corp.                                                     1.4%
IBM Corp.                                                                   1.4%
eBay, Inc.                                                                  1.3%
Merck & Company, Inc.                                                       1.2%
Dell, Inc.                                                                  1.2%
American International Group, Inc.                                          1.2%

--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER RISK-MANAGED LARGE CAP          o RUSSELL 1000 GROWTH INDEX
    GROWTH FUND

                                                  JANUS
                                                 ADVISER         RUSSELL
                                               RISK-MANAGED        1000
                                                 LARGE CAP        GROWTH
                                                GROWTH FUND       INDEX

Medical -- Drugs                                    8.4%
Diversified Operations                              5.3%
Applications Software                               4.3%
Medical Products                                    4.0%
Medical Instruments                                 3.1%
Medical -- Biomedical and Genetic                   2.5%
E-Commerce/Services                                 2.1%
Retail -- Discount                                  1.9%
Enterprise Software/Services                        1.7%
Schools                                             1.6%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 1/2/03.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

For Class I shares a 1% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

A fund's performance for very short time periods may not be indicative of future performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

20  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 95.1%
Advertising Agencies - 0.1%
         500    Omnicom Group, Inc. ........................   $         36,940

Advertising Services - 0.2%
       2,100    Getty Images, Inc.* ........................             80,073

Aerospace and Defense - Equipment - 0.1%
         200    United Defense Industries, Inc.* ...........              5,078
         400    United Technologies Corp. ..................             30,092

                                                                         35,170

Airlines - 0.1%
         300    JetBlue Airways Corp.* .....................             13,668
       1,600    Southwest Airlines Co. .....................             26,256

                                                                         39,924

Apparel Manufacturers - 0.8%
       6,100    Coach, Inc.* ...............................            323,300

Appliances - 0%
         100    Whirlpool Corp. ............................              6,478

Applications Software - 4.3%
      13,600    Citrix Systems, Inc.* ......................            246,840
       2,200    Intuit, Inc.* ..............................             94,644
       4,700    Mercury Interactive Corp.* .................            184,992
      41,400    Microsoft Corp. ............................          1,092,960
       1,000    National Instruments Corp. .................             35,610

                                                                      1,655,046

Athletic Footwear - 0.1%
         500    NIKE, Inc. - Class B .......................             25,870
         100    Reebok International, Ltd. .................              3,290

                                                                         29,160

Audio and Video Products - 0.4%
       1,900    Harman International Industries, Inc. ......            158,840

Automotive - Medium and Heavy Duty Trucks - 0%
         200    Navistar International Corp.* ..............              7,804

Automotive - Truck Parts and Equipment - Original - 0%
         300    Autoliv, Inc. ..............................              8,640

Batteries and Battery Systems - 0.1%
         600    Energizer Holdings, Inc.* ..................             20,550

Beverages - Non-Alcoholic - 1.6%
       5,200    Coca-Cola Co. ..............................            233,844
       5,700    Coca-Cola Enterprises, Inc. ................             97,185
         800    Pepsi Bottling Group, Inc. .................             17,584
       5,700    PepsiCo, Inc. ..............................            262,599

                                                                        611,212

Beverages - Wine and Spirits - 0.2%
         900    Brown-Forman Corp. - Class B ...............             70,110
         600    Constellation Brands, Inc. - Class A* ......             17,310

                                                                         87,420

Brewery - 0.7%
       5,000    Anheuser-Busch Companies, Inc. .............            259,100

Broadcast Services and Programming - 0.6%
         400    Clear Channel Communications, Inc.* ........             16,380
       4,200    Fox Entertainment Group, Inc. - Class A* ...            127,134
       7,000    Liberty Media Corp. - Class A* .............             77,630

                                                                        221,144

Shares or Principal Amount                                       Market Value
================================================================================

Building - Mobile Home and Manufactured Housing - 0%
         200    Clayton Homes, Inc. ........................   $          2,494

Building - Residential and Commercial - 0.6%
         400    Centex Corp. ...............................             29,028
         400    D.R. Horton, Inc. ..........................             11,260
         100    Hovnanian Enterprises, Inc.* ...............              4,935
         200    Lennar Corp. ...............................             13,038
         400    NVR, Inc.* .................................            163,600

                                                                        221,861

Building Products - Air and Heating - 0.1%
         400    American Standard Companies, Inc.* .........             30,560

Cable Television - 1.0%
       1,500    Cablevision Systems New York Group
                  - Class A* ...............................             31,950
       3,200    Comcast Corp. - Class A* ...................             97,024
         200    Cox Communications, Inc. - Class A* ........              6,358
       6,800    EchoStar Communications Corp. - Class A* ...            246,636
       1,100    General Motors Corp. - Class H* ............             15,103

                                                                        397,071

Casino Hotels - 0.1%
         200    Harrah's Entertainment, Inc. ...............              8,730
         800    Station Casinos, Inc. ......................             23,200
         100    Wynn Resorts, Ltd.* ........................              1,705

                                                                         33,635

Casino Services - 0.9%
      13,700    International Game Technology ..............            348,665

Cellular Telecommunications - 0.6%
      13,200    Nextel Communications, Inc. - Class A* .....            241,032

Chemicals - Diversified - 0.1%
         700    Dow Chemical Co. ...........................             24,710
         600    E.I. du Pont de Nemours and Co. ............             26,364

                                                                         51,074

Chemicals - Specialty - 0.8%
         400    Cabot Corp. ................................             10,912
      11,300    Ecolab, Inc. ...............................            279,223
         500    Sigma-Aldrich Corp. ........................             28,485

                                                                        318,620

Coatings and Paint Products - 0.1%
         800    Valspar Corp. ..............................             34,976

Commercial Banks - 0.2%
         200    Commerce Bancorp, Inc. .....................              8,102
         100    First BanCorp ..............................              3,015
         100    First Tennessee National Corp. .............              4,290
         800    Hudson United Bancorp ......................             29,224
         300    North Fork Bancorporation, Inc. ............             10,515
         300    Popular, Inc. ..............................             11,262
         200    SouthTrust Corp. ...........................              5,732
         200    Valley National Bancorp ....................              5,506
         300    Westamerica Bancorporation .................             13,272

                                                                         90,918

Commercial Services - 0.8%
         300    Alliance Data Systems Corp.* ...............              8,220
       1,800    Choicepoint, Inc.* .........................             68,652
       3,500    Iron Mountain, Inc.* .......................            128,100
       4,100    Quintiles Transnational Corp.* .............             56,375
       1,300    Weight Watchers International, Inc.* .......             58,370

                                                                        319,717

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Commercial Services - Finance - 0.6%
         100    Equifax, Inc. ..............................   $          2,329
         400    H&R Block, Inc. ............................             16,956
         100    Interactive Data Corp.* ....................              1,671
       3,600    Moody's Corp. ..............................            186,192
         400    Paychex, Inc. ..............................             13,012

                                                                        220,160

Computer Aided Design - 0.1%
       1,500    Autodesk, Inc. .............................             22,440

Computer Data Security - 0.1%
       2,000    NetScreen Technologies, Inc.* ..............             43,260

Computer Graphics - 0.2%
       1,200    Pixar, Inc.* ...............................             81,360

Computer Services - 0.4%
       1,600    Affiliated Computer Services, Inc. - Class A*            79,280
         400    Cognizant Technology Solutions Corp.* ......             12,312
         100    FactSet Research Systems, Inc. .............              4,600
       1,300    Reynolds and Reynolds Co. ..................             37,596
       1,100    Unisys Corp.* ..............................             13,486

                                                                        147,274

Computers - 1.4%
       6,800    IBM Corp. ..................................            552,500

Computers - Integrated Systems - 1.2%
      13,800    Dell, Inc.* ................................            464,784
         800    McDATA Corp.* ..............................              8,648

                                                                        473,432

Computers - Memory Devices - 0.6%
       5,400    Network Appliance, Inc.* ...................             86,292
       1,100    SanDisk Corp.* .............................             62,359
       2,300    Storage Technology Corp.* ..................             61,272
       1,600    Western Digital Corp.* .....................             15,936

                                                                        225,859

Computers - Peripheral Equipment - 0.7%
       4,500    Lexmark International Group, Inc. - Class A*            288,765

Consulting Services - 0%
         300    Corporate Executive Board Co.* .............             13,026

Consumer Products - Miscellaneous - 0.4%
       2,500    Clorox Co. .................................            108,475
       1,100    Dial Corp. .................................             21,538
         400    Scotts Co. - Class A* ......................             21,200

                                                                        151,213

Containers - Metal and Glass - 0.1%
         700    Ball Corp. .................................             34,790

Containers - Paper and Plastic - 0.3%
         600    Pactiv Corp.* ..............................             11,850
       2,400    Sealed Air Corp.* ..........................            114,552

                                                                        126,402

Cosmetics and Toiletries - 1.5%
         600    Avon Products, Inc. ........................             37,434
       3,000    Colgate-Palmolive Co. ......................            163,800
       1,700    Gillette Co. ...............................             52,292
       2,300    International Flavors & Fragrances, Inc. ...             69,345
       2,700    Procter & Gamble Co. .......................            237,249

                                                                        560,120

Shares or Principal Amount                                       Market Value
================================================================================

Data Processing and Management - 1.6%
         400    Acxiom Corp.* ..............................   $          6,356
       1,600    Dun & Bradstreet Corp.* ....................             65,776
       3,100    Fair, Issac & Company, Inc. ................            167,524
       7,100    First Data Corp. ...........................            268,096
         600    Fiserv, Inc.* ..............................             23,424
       1,100    Global Payments, Inc. ......................             38,731
         200    SEI Investments Co. ........................              6,992
       1,300    VERITAS Software Corp.* ....................             40,040

                                                                        616,939

Dental Supplies and Equipment - 0.2%
       2,100    Dentsply International, Inc. ...............             91,161

Diagnostic Kits - 0%
         200    IDEXX Laboratories, Inc.* ..................              8,094

Dialysis Centers - 0%
         200    Davita, Inc.* ..............................              5,600

Direct Marketing - 0.1%
       1,300    Harte-Hanks Communications, Inc. ...........             24,973

Disposable Medical Products - 0.1%
         500    C.R. Bard, Inc. ............................             34,280

Distribution and Wholesale - 0.2%
       1,500    CDW Corp. ..................................             71,820
         100    Fastenal Co. ...............................              3,800

                                                                         75,620

Diversified Operations - 5.3%
       2,300    3M Co. .....................................            322,460
       1,800    Cendant Corp.* .............................             32,310
       1,900    Danaher Corp. ..............................            137,180
         300    Dover Corp. ................................             10,983
      51,800    General Electric Co. .......................          1,473,192
       1,200    Illinois Tool Works, Inc. ..................             83,580

                                                                      2,059,705

E-Commerce/Products - 1.0%
       8,900    Amazon.com, Inc.* ..........................            371,308

E-Commerce/Services - 2.1%
       4,600    eBay, Inc.* ................................            493,120
       1,900    Expedia, Inc. - Class A* ...................            148,599
       3,300    InterActiveCorp* ...........................            133,551
         300    Monster Worldwide, Inc.* ...................              7,965
       1,500    WebMD Corp.* ...............................             18,120

                                                                        801,355

E-Marketing/Information - 0.1%
       2,000    DoubleClick, Inc.* .........................             22,440

Electric Products - Miscellaneous - 0.1%
         100    AMETEK, Inc. ...............................              3,956
         500    Emerson Electric Co. .......................             26,850
                                                                         30,806

Electronic Components - Miscellaneous - 0.3%
       1,900    Gentex Corp.* ..............................             67,526
       1,800    Jabil Circuit, Inc.* .......................             41,490

                                                                        109,016

See Notes to Schedules of Investments and Financial Statements

22  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Electronic Components - Semiconductors - 1.5%
       3,500    Altera Corp.* ..............................   $         67,340
       1,100    Amkor Technology, Inc.* ....................             16,137
       1,300    Broadcom Corp. - Class A* ..................             26,351
         500    Cree, Inc.* ................................              6,680
      11,300    Intel Corp. ................................            281,935
         100    MEMC Electronic Materials, Inc.* ...........              1,128
         400    NVIDIA Corp.* ..............................              7,648
       1,900    QLogic Corp.* ..............................             80,085
       2,600    Rambus, Inc.* ..............................             46,696
         200    Silicon Laboratories, Inc.* ................              7,342
       1,100    Xilinx, Inc.* ..............................             28,908

                                                                        570,250

Electronic Design Automation - 0.3%
       1,700    Synopsys, Inc.* ............................            106,267

Electronic Forms - 0.2%
       2,500    Adobe Systems, Inc. ........................             81,700

Engineering - Research and Development Services - 0.3%
         200    Fluor Corp. ................................              7,126
       2,100    Jacobs Engineering Group, Inc.* ............             92,064

                                                                         99,190

Enterprise Software/Services - 1.7%
       6,600    BEA Systems, Inc.* .........................             87,120
       6,100    BMC Software, Inc.* ........................             86,010
       3,400    Computer Associates International, Inc. ....             86,530
      23,700    Oracle Corp.* ..............................            284,400
       5,687    Peoplesoft, Inc.* ..........................             94,177

                                                                        638,237

Entertainment Software - 0.4%
       1,800    Electronic Arts, Inc.* .....................            151,200

Fiduciary Banks - 0%
         300    State Street Corp. .........................             13,770

Filtration and Separation Products - 0.2%
       1,500    Donaldson Company, Inc. ....................             73,125
         800    Pall Corp. .................................             18,056

                                                                         91,181

Finance - Consumer Loans - 0.8%
       7,600    SLM Corp. ..................................            315,096

Finance - Credit Card - 0.7%
       4,000    American Express Co. .......................            176,680
         400    Capital One Financial Corp. ................             19,164
       3,100    MBNA Corp. .................................             69,099

                                                                        264,943

Finance - Investment Bankers/Brokers - 0.6%
         100    A.G. Edwards, Inc. .........................              3,699
         300    Friedman, Billings, Ramsey Group, Inc.
                  - Class A ................................              4,974
       2,600    Legg Mason, Inc. ...........................            182,000
         400    Morgan Stanley Co. .........................             18,976

                                                                        209,649

Finance - Mortgage Loan/Banker - 0.9%
       3,300    Doral Financial Corp. ......................            144,870
       1,300    Fannie Mae .................................             83,252
       2,400    Freddie Mac ................................            117,240

                                                                        345,362

Shares or Principal Amount                                       Market Value
================================================================================

Financial Guarantee Insurance - 0%
         100    Radian Group, Inc. .........................   $          4,681

Food - Confectionary - 0.8%
       1,600    Hershey Foods Corp. ........................            116,496
       3,200    Wm. Wrigley Jr. Company ....................            173,728

                                                                        290,224

Food - Diversified - 1.3%
         800    Campbell Soup Co. ..........................             19,320
       2,700    General Mills, Inc. ........................            123,849
       2,700    Kellogg Co. ................................             92,691
       3,600    McCormick & Company, Inc. ..................             92,016
       9,000    Sara Lee Corp. .............................            168,210

                                                                        496,086

Food - Retail - 0.5%
       4,000    Whole Foods Market, Inc.* ..................            203,904

Food - Wholesale/Distribution - 0.5%
       6,100    Sysco Corp. ................................            183,793

Footwear and Related Apparel - 0.1%
         600    Timberland Co. - Class A* ..................             26,892

Gold Mining - 0.1%
         700    Newmont Mining Corp. .......................             25,270

Hazardous Waste Disposal - 0.1%
         400    Stericycle, Inc.* ..........................             18,052

Home Decoration Products - 0%
         100    Newell Rubbermaid, Inc. ....................              2,363

Hospital Beds and Equipment - 0%
         100    Hillenbrand Industries, Inc. ...............              5,449

Hotels and Motels - 0%
       1,200    Hilton Hotels Corp. ........................             17,520

Human Resources - 0%
         100    Hewitt Associates, Inc. - Class A* .........              2,582
         200    Manpower, Inc. .............................              7,620

                                                                         10,202

Identification Systems and Devices - 0.1%
       2,600    Symbol Technologies, Inc. ..................             33,306

Industrial Gases - 0.1%
         300    Praxair, Inc. ..............................             19,398

Instruments - Controls - 0.2%
         500    Mettler-Toledo International, Inc.* ........             17,450
       3,400    Thermo Electron Corp.* .....................             75,650

                                                                         93,100

Instruments - Scientific - 0.3%
         400    Applera Corp. - Applied Biosystems Group ...              8,660
       1,200    Fisher Scientific International, Inc.* .....             45,360
       1,900    PerkinElmer, Inc. ..........................             28,234
         800    Waters Corp.* ..............................             25,368

                                                                        107,622

Insurance Brokers - 1.0%
         200    Arthur J. Gallagher & Co. ..................              5,306
       2,000    Brown & Brown, Inc. ........................             62,000
       6,100    Marsh & McLennan Companies, Inc. ...........            302,682

                                                                        369,988

Internet Infrastructure Equipment - 0.1%
       1,300    Avocent Corp.* .............................             34,814

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Internet Security - 1.2%
       2,500    CheckFree Corp.* ...........................   $         67,275
       7,200    Symantec Corp.* ............................            336,744
       5,600    VeriSign, Inc.* ............................             74,760

                                                                        478,779

Investment Management and Advisory Services - 0.3%
         800    Eaton Vance Corp. ..........................             26,768
       1,100    Federated Investors, Inc. - Class B ........             31,614
         600    T. Rowe Price Group, Inc. ..................             24,354
         500    Waddell & Reed Financial, Inc. - Class A ...             13,155

                                                                         95,891

Life and Health Insurance - 0.6%
       6,800    AFLAC, Inc. ................................            218,144

Linen Supply and Related Items - 0%
         100    Cintas Corp. ...............................              4,136

Lottery Services - 0.3%
       2,600    GTECH Holdings Corp. .......................            100,282

Machinery - Print Trade - 0.3%
       1,500    Zebra Technologies Corp.* ..................            116,370

Machinery - Pumps - 0.3%
       3,200    Graco, Inc. ................................            116,640

Medical - Biomedical and Genetic - 2.5%
       4,500    Amgen, Inc.* ...............................            313,110
         200    Bio-Rad Laboratories, Inc. - Class A* ......             11,200
         100    Biogen, Inc.* ..............................              3,842
       4,100    Chiron Corp.* ..............................            186,960
       1,600    Genentech, Inc.* ...........................            129,200
       4,800    Genzyme Corp.* .............................            242,112
         300    ICOS Corp.* ................................             13,086
         100    Invitrogen Corp.* ..........................              5,180
       1,800    Millennium Pharmaceuticals, Inc.* ..........             22,608
         500    Millipore Corp.* ...........................             22,245
         500    Protein Design Labs, Inc.* .................              6,380

                                                                        955,923

Medical - Drugs - 8.4%
       4,000    Abbott Laboratories ........................            157,000
         100    American Pharmaceutical Partners, Inc.* ....              4,509
       1,100    Bristol-Myers Squibb Co. ...................             28,820
       5,400    Celgene Corp.* .............................            197,694
       4,300    Eli Lilly and Co. ..........................            283,112
         300    Endo Pharmaceuticals Holdings, Inc.* .......              4,671
       8,400    Forest Laboratories, Inc.* .................            402,192
         800    ICN Pharmaceuticals, Inc. ..................             12,488
       5,500    Ivax Corp.* ................................             94,325
       1,700    Medicis Pharmaceutical Corp. - Class A .....             99,280
       1,800    MedImmune, Inc.* ...........................             70,542
       8,500    Merck & Company, Inc. ......................            469,880
      36,460    Pfizer, Inc. ...............................          1,216,305
       2,000    Sepracor, Inc.* ............................             48,500
       1,800    SICOR, Inc.* ...............................             35,100
       2,700    Wyeth ......................................            123,066

                                                                      3,247,484

Shares or Principal Amount                                       Market Value
================================================================================

Medical - Generic Drugs - 1.6%
       2,700    Barr Laboratories, Inc.* ...................   $        182,385
         100    Eon Labs, Inc.* ............................              3,386
       9,200    Mylan Laboratories, Inc. ...................            310,684
         700    Pharmaceutical Resources, Inc.* ............             39,620
       2,000    Watson Pharmaceuticals, Inc.* ..............             79,880

                                                                        615,955

Medical - HMO - 1.4%
         600    Aetna, Inc. ................................             36,972
         600    Anthem, Inc.* ..............................             45,306
       1,200    Conventry Health Care, Inc.* ...............             64,644
       1,100    Health Net, Inc.* ..........................             37,774
       2,600    Mid Atlantic Medical Services, Inc.* .......            141,388
       3,100    UnitedHealth Group, Inc. ...................            161,479
         800    WellPoint Health Networks, Inc.* ...........             66,920

                                                                        554,483

Medical - Hospitals - 0%
         200    Health Management Associates, Inc.
                  - Class A ................................              3,994

Medical - Outpatient and Home Medical Care - 0.2%
         400    Apria Healthcare Group, Inc.* ..............             10,384
       1,700    Lincare Holdings, Inc.* ....................             61,880

                                                                         72,264

Medical - Wholesale Drug Distributors - 0%
         200    Cardinal Health, Inc. ......................             10,950

Medical Instruments - 3.1%
       8,800    Boston Scientific Corp.* ...................            556,424
       3,100    Edwards Lifesciences Corp.* ................             87,544
       1,400    Guidant Corp. ..............................             66,108
       3,900    Medtronic, Inc. ............................            200,850
       5,400    St. Jude Medical, Inc.* ....................            289,710

                                                                      1,200,636

Medical Products - 4.0%
       1,200    Becton, Dickinson and Co. ..................             43,956
       2,800    Biomet, Inc. ...............................             82,908
         300    Henry Schein, Inc.* ........................             17,532
      10,900    Johnson & Johnson ..........................            564,511
       3,700    Stryker Corp. ..............................            283,124
       4,600    Varian Medical Systems, Inc.* ..............            282,256
       5,300    Zimmer Holdings, Inc.* .....................            253,393

                                                                      1,527,680

Medical Sterilization Products - 0.2%
       3,900    Steris Corp.* ..............................             89,622

Metal - Copper - 0%
         300    Phelps Dodge Corp.* ........................             12,657

Metal - Diversified - 0.3%
       4,200    Freeport-McMoRan Copper & Gold, Inc.
                   - Class B ...............................            112,518

Metal Processors and Fabricators - 0%
         100    Timken Co. .................................              1,530
         200    Worthington Industries, Inc. ...............              2,940

                                                                          4,470

See Notes to Schedules of Investments and Financial Statements

24  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Motorcycle and Motor Scooter Manufacturing - 0.4%
       3,100    Harley-Davidson, Inc. ......................   $        145,328

Multi-Line Insurance - 1.3%
       7,000    American International Group, Inc. .........            449,400
       1,100    HCC Insurance Holdings, Inc. ...............             32,868

                                                                        482,268

Multimedia - 1.3%
         200    Belo Corp. - Class A .......................              4,466
       1,800    E.W. Scripps Co. - Class A .................            149,328
         100    Entravision Communications Corp.* ..........              1,065
       2,100    McGraw-Hill Companies, Inc. ................            127,638
         300    Meredith Corp. .............................             13,644
       2,900    Viacom, Inc. - Class B .....................            126,208
       3,000    Walt Disney Co. ............................             65,760

                                                                        488,109

Networking Products - 1.3%
      18,700    Cisco Systems, Inc.* .......................            365,024
       2,000    Foundry Networks, Inc.* ....................             36,080
       5,400    Juniper Networks, Inc.* ....................             77,922
         500    Polycom, Inc.* .............................              8,350

                                                                        487,376

Office Automation and Equipment - 0.1%
         300    Pitney Bowes, Inc. .........................             11,430
       1,900    Xerox Corp.* ...............................             20,520

                                                                         31,950

Office Furnishings - 0%
         400    HON Industries, Inc. .......................             13,304

Office Supplies and Forms - 0.1%
         700    Avery Dennison Corp. .......................             37,772

Oil - Field Services - 1.0%
       1,000    BJ Services Co.* ...........................             34,250
      14,600    Halliburton Co. ............................            323,682
         800    Key Energy Services, Inc.* .................              7,448
         700    Varco International, Inc.* .................             12,096

                                                                        377,476

Oil and Gas Drilling - 0.5%
         500    ENSCO International, Inc. ..................             12,535
       5,800    Patterson-UTI Energy, Inc.* ................            160,080
         400    Pride International, Inc.* .................              6,592
         900    Rowan Companies, Inc.* .....................             19,755

                                                                        198,962

Oil Companies - Exploration and Production - 0.2%
         900    EOG Resources, Inc. ........................             34,902
         200    Newfield Exploration Co.* ..................              7,226
         200    Noble Energy, Inc. .........................              7,300
         300    Pioneer Natural Resources Co.* .............              7,200
         100    Westport Resources Corp.* ..................              2,075
       1,133    XTO Energy, Inc. ...........................             21,867

                                                                         80,570

Oil Field Machinery and Equipment - 0.3%
         500    Cooper Cameron Corp.* ......................             23,905
         100    FMC Technologies, Inc.* ....................              2,246
         200    National-Oilwell, Inc.* ....................              3,680
       2,600    Smith International, Inc.* .................             93,184

                                                                        123,015

Shares or Principal Amount                                       Market Value
================================================================================

Optical Supplies - 0.3%
       1,200    Allergan, Inc. .............................   $         96,576

Pharmacy Services - 0.8%
       1,800    AdvancePCS* ................................             68,202
       3,100    Caremark Rx, Inc.* .........................             77,562
       1,600    Express Scripts, Inc. - Class A* ...........            105,600
       2,200    Omnicare, Inc. .............................             74,734

                                                                        326,098

Pipelines - 0.2%
       1,400    Kinder Morgan, Inc. ........................             74,900

Property and Casualty Insurance - 0.6%
         100    Markel Corp.* ..............................             27,049
       3,100    Progressive Corp. ..........................            204,414

                                                                        231,463

Publishing - Books - 0.1%
       2,000    John Wiley & Sons, Inc. - Class A ..........             52,660

Publishing - Newspapers - 0.2%
         100    Knight-Ridder, Inc. ........................              6,863
       1,500    New York Times Co. - Class A ...............             66,900
         200    Tribune Co. ................................              9,444

                                                                         83,207

Radio - 0.4%
         800    Entercom Communications Corp.* .............             37,912
         300    Hispanic Broadcasting Corp.* ...............              7,854
       3,700    Westwood One, Inc.* ........................            112,998

                                                                        158,764

Real Estate Investment Trusts (REIT) - Office Property - 0%
         100    Cousins Properties, Inc. ...................              2,820

Real Estate Investment Trusts (REIT) - Outlet Centers - 0%
         300    Chelsea Property Group, Inc. ...............             13,080

Real Estate Investment Trusts (REIT) - Regional Malls - 0%
         100    Mills Corp. ................................              3,561

Rental Auto/Equipment - 0.3%
       1,800    Rent-A-Center, Inc.* .......................            131,256

Research and Development - 0.2%
       2,400    Pharmaceutical Product Development, Inc.* ..             60,120

Respiratory Products - 0.1%
         500    ResMed, Inc.* ..............................             19,850
         200    Respironics, Inc.* .........................              7,996

                                                                         27,846

Retail - Apparel and Shoe - 1.3%
       3,100    Abercrombie & Fitch Co. - Class A* .........             99,479
       4,800    Chico's FAS, Inc.* .........................            130,320
         400    Claire's Stores, Inc. ......................             10,920
       8,100    Gap, Inc. ..................................            145,719
       2,700    Ross Stores, Inc. ..........................            123,390

                                                                        509,828

Retail - Arts and Crafts - 0%
         100    Michaels Stores, Inc. ......................              3,861

Retail - Auto Parts - 0.4%
       1,600    AutoZone, Inc.* ............................            133,216
         100    O'Reilly Automotive, Inc.* .................              3,810

                                                                        137,026

Retail - Automobile - 0.1%
       1,200    CarMax, Inc.* ..............................             42,600

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Retail - Bedding - 0.5%
       4,500    Bed Bath & Beyond, Inc.* ...................   $        174,735

Retail - Building Products - 0.5%
         100    Home Depot, Inc. ...........................              3,120
       4,000    Lowe's Companies, Inc. .....................            190,240

                                                                        193,360

Retail - Consumer Electronics - 0.1%
         900    Best Buy Company, Inc.* ....................             39,285

Retail - Discount - 1.9%
         300    Dollar General Corp. .......................              5,520
       2,700    Family Dollar Stores, Inc. .................            101,277
       3,500    Target Corp. ...............................            134,120
       4,900    TJX Companies, Inc. ........................             95,305
       7,300    Wal-Mart Stores, Inc. ......................            408,143

                                                                        744,365

Retail - Drug Store - 0.2%
       2,900    Walgreen Co. ...............................             86,768

Retail - Hair Salons - 0%
         200    Regis Corp. ................................              6,158

Retail - Home Furnishings - 0%
         200    Pier 1 Imports, Inc. .......................              3,720

Retail - Jewelry - 0%
         300    Tiffany & Co. ..............................             10,308

Retail - Mail Order - 0.2%
       2,100    Williams-Sonoma, Inc.* .....................             59,325

Retail - Office Supplies - 0.3%
       5,300    Staples, Inc.* .............................            106,742

Retail - Pet Food and Supplies - 0.2%
       3,100    PETsMART, Inc. .............................             61,473

Retail - Regional Department Stores - 0.1%
         800    Kohl's Corp.* ..............................             47,480

Retail - Restaurants - 0.8%
       2,600    Applebee's International, Inc. .............             82,940
         600    Brinker International, Inc.* ...............             21,000
         700    CBRL Group, Inc. ...........................             24,668
       1,100    Krispy Kreme Doughnuts, Inc.* ..............             48,026
       1,400    Outback Steakhouse, Inc. ...................             52,290
         200    Ruby Tuesday, Inc. .........................              4,552
       3,100    Starbucks Corp.* ...........................             84,723

                                                                        318,199

Retail - Variety Store - 0.2%
       2,200    99 Cents Only Stores* ......................             75,240

Savings/Loan/Thrifts - 0.3%
         900    Hudson City Bancorp, Inc. ..................             24,489
       3,600    New York Community Bancorp, Inc. ...........            107,640

                                                                        132,129

Schools - 1.6%
       5,700    Apollo Group, Inc. - Class A* ..............            369,132
       1,800    Career Education Corp.* ....................            150,120
         400    Corinthian Colleges, Inc.* .................             21,844
       1,000    Education Management Corp.* ................             58,070
         500    ITT Educational Services, Inc.* ............             19,615

                                                                        618,781

Shares or Principal Amount                                       Market Value
================================================================================

Semiconductor Components/Integrated Circuits - 0.7%
       1,600    Analog Devices, Inc.* ......................   $         60,720
       2,900    Integrated Circuit Systems, Inc.* ..........             87,145
       2,900    Linear Technology Corp. ....................            106,952
         700    Maxim Integrated Products, Inc. ............             27,356

                                                                        282,173

Semiconductor Equipment - 0.1%
         400    KLA-Tencor Corp.* ..........................             20,660
         100    Novellus Systems, Inc.* ....................              3,581

                                                                         24,241

Soap and Cleaning Preparations - 0%
         500    Church & Dwight Company, Inc. ..............             16,200

Super-Regional Banks - 0.4%
       1,100    Fifth Third Bancorp ........................             60,511
       2,200    Wells Fargo & Co. ..........................            111,166

                                                                        171,677

Telecommunication Equipment - 0.6%
         700    Adtran, Inc. ...............................             34,188
       1,200    Advanced Fibre Communications, Inc.* .......             20,244
       7,200    Comverse Technology, Inc.* .................            106,200
       2,000    UTStarcom, Inc.* ...........................             85,140

                                                                        245,772

Telephone - Integrated - 0%
         200    IDT Corp.* .................................              3,608
         100    Telephone and Data Systems, Inc. ...........              5,337

                                                                          8,945

Textile - Home Furnishings - 0%
         100    Mohawk Industries, Inc.* ...................              6,741

Therapeutics - 1.1%
       1,500    Amylin Pharmaceuticals, Inc.* ..............             35,955
       4,700    Gilead Sciences, Inc.* .....................            322,185
       1,300    ImClone Systems, Inc.* .....................             54,366
         100    Neurocrine Biosciences, Inc.* ..............              5,368

                                                                        417,874

Tobacco - 0%
         200    Altria Group, Inc. .........................              8,002

Toys - 0.3%
         100    Leapfrog Enterprises, Inc.* ................              3,030
         200    Marvel Enterprises, Inc.* ..................              3,920
       4,800    Mattel, Inc. ...............................             93,264

                                                                        100,214

Transportation - Services - 1.3%
       4,600    C.H. Robinson Worldwide, Inc. ..............            169,832
       4,500    Expeditors International of Washington, Inc.            152,595
       1,000    FedEx Corp. ................................             64,390
       2,100    United Parcel Service, Inc. - Class B ......            132,468

                                                                        519,285

Transportation - Truck - 0%
         200    J.B. Hunt Transport Services, Inc.* ........              9,428
         100    Werner Enterprises, Inc. ...................              2,384

                                                                         11,812

Web Hosting/Design - 0.2%
       3,700    Macromedia, Inc.* ..........................             75,924

Web Portals/Internet Service Providers - 0.8%
      10,000    Yahoo!, Inc.* ..............................            311,300

See Notes to Schedules of Investments and Financial Statements

26  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Wireless Equipment - 0.4%
       2,500    InterDigital Communications Corp.* .........   $         39,700
       3,400    QUALCOMM, Inc. .............................            127,364

                                                                        167,064
--------------------------------------------------------------------------------
Total Common Stock (cost $35,531,993) ......................         36,698,797
--------------------------------------------------------------------------------
Repurchase Agreement - 4.1%
$  1,600,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $1,600,049
                  collateralized by $199,575
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $1,572,171 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $217,463 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $165,488, $1,222,478
                  and $244,035 (cost $1,600,000) ...........          1,600,000
--------------------------------------------------------------------------------
U.S. Treasury Bill - 0.5%
                U.S. Treasury Bill
     200,000      0.80%, 9/25/03**
                  (amortized cost $199,753) ................            199,753
--------------------------------------------------------------------------------
Total Investments (total cost $37,331,746) - 99.7% .........         38,498,550
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%           106,705
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $     38,605,255
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Long
          34    S&P 500(R) Index (Emini)
                  expires September 2003, principal
                  amount $1,651,050, value $1,681,725
                  cumulative appreciation ..................   $         30,675
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Puerto Rico                                 0.4%               $        144,870
United States++                            99.6%                     38,353,680
--------------------------------------------------------------------------------
Total                                     100.0%               $     38,498,550

++Includes Short-Term Securities (94.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
[PHOTO]
Brent Lynn
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser International Growth Fund returned 2.31% for its I Shares, while its benchmark, the MSCI EAFE(R) Index, gained 6.30%(1). Consequently, the Fund's I Shares ranked in the third quartile, placing 548th out of 830 international funds as tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) Meanwhile, the Fund's C Shares, launched September 30, 2002, rose 12.89% through July 31, 2003. The MSCI EAFE(R) Index returned 19.36%(1) for the same period.

MARKET OVERVIEW

The major international market indices ended the 12-month period with mixed results. Overall, a surge toward the end of 2002 in most of the broader indices turned south early in 2003 as a tentative economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%, the third cut since November. Global markets also showed signs of improvement, regaining some lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 8.78%(1) return, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE(R)) Index posted a gain of 6.30%(1). Turning to individual regions, Germany's economy, Europe's largest, remained weak as unemployment reached record highs. Subsequently, the local DAX Index declined 5.74%(1) while France's CAC 40 Index lost 6.01%(1) and the UK's FTSE 100 Index declined 2.10%.(1) Recession-weary Japan's primary market indicator, the Nikkei 225 Index, lost 3.19%(1) during the period.

All three major U.S. stock market indices, however, ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17/_ for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Investment in Securitas, a provider of security solutions based in Sweden, proved to be our biggest detractor for the period. Meanwhile, Chubb, a UK-based security services firm, and insurance companies Swiss Re of Switzerland and Munich Re of Germany also ranked among our biggest disappointments. Rounding out our list of biggest detractors was Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Indian petrochemicals company Reliance Industries ranked as the Fund's best performer for the period. Our investment in South Korea's Samsung Electronics, a consumer electronics maker, and Yahoo! Japan - which stands out as that country's top provider of Internet-related services - also contributed to performance. Brazil's Companhia Vale do Rio Doce, the biggest iron ore exporter in the world, and Canadian oil and gas producer EnCana also ranked among our best performers.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our fundamental research process focuses on finding solid individual companies in a range of industries and geographies. However, some sectors do impact performance more than others. For example, our industrial and consumer staples stocks declined, making these two sectors the biggest overall detractors from absolute performance. The information technology and energy sectors, the latter being an area in which we were overweight relative to our benchmark index, were the biggest contributors to absolute performance. Although our exposure in the telecommunication services sector didn't significantly impact the Fund's absolute performance, it's worth mentioning that poor performance among a number of holdings in this sector, as well as our underweight position versus the index, caused us to lose ground against the index.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our biggest detractors from absolute performance were Sweden and Germany. Our investments in India and the United Kingdom, however, were our largest positive contributors.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have removed all of the currency hedges.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Though performance over the past year has been disappointing, we have been encouraged by the stronger results over the past few months. Our basic investment approach of fundamental research remains unchanged. We continue to focus on finding great franchises with strong balance sheets, attractive growth potential, solid execution, solid cash flow generation and reasonable valuations.

28  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser International
Growth Fund - I Shares $21,263

Morgan Stanley Capital
International EAFE(R) Index
$11,610

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser International Growth Fund - I Shares and the MSCI EAFE(R) Index. Janus Adviser International Growth Fund - I Shares is represented by a shaded area of blue. The MSCI EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser International Growth Fund - I Shares ($21,263) as compared to the MSCI EAFE(R) Index ($11,610).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - I Shares                      2.31%     (1.46)%          8.50%
--------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - C Shares
at NAV**                                    1.82%     (2.05)%          8.50%
--------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - C Shares
at MOP***                                 (0.20)%     (2.25)%          8.40%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index                 6.30%     (3.73)%          1.63%

Fund Strategy
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing 80% of net assets in securities from issuers from at least five different countries, excluding the U.S.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Foreign Dollar/Non-Dollar Bonds -- 0.1%

Common Stock -- Domestic -- 1.3%

Cash and Cash Equivalents -- 1.8%

Common Stock -- Foreign -- 96.8%

Number of Stocks: 93
Top 10 Equities: 24.0%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------

                                    JULY 31, 2003           JULY 31, 2002

Reliance Industries, Ltd.                    3.7%                    1.6%
Samsung Electronics Company, Ltd.            3.3%                    0.7%
Total S.A. - Class B                         2.4%                    2.8%
Roche Holding A.G.                           2.3%                      --
Grupo Televisa S.A. (ADR)                    2.2%                    1.7%
Companhia Vale do Rio Doce (ADR)             2.2%                    0.5%
WPP Group PLC                                2.0%                    0.9%
Aventis S.A.                                 2.0%                      --
ARM Holdings PLC                             2.0%                      --
Vodafone Group PLC                           1.9%                      --

--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER INTERNATIONAL GROWTH FUND       o MORGAN STANLEY CAPITAL
                                                    INTERNATIONAL EAFE(R) INDEX

                                                               MORGAN STANLEY
                                               JANUS ADVISER      CAPITAL
                                               INTERNATIONAL   INTERNATIONAL
                                                GROWTH FUND    EAFE(R) INDEX

Medical -- Drugs                                    7.5%
Money Center Banks                                  6.9%
Oil Companies -- Integrated                         6.7%
Cellular Telecommunications                         4.7%
Electronic Components -- Semiconductors             4.6%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United Kingdom                                     17.6%
France                                             10.8%
Switzerland                                         9.9%
Japan                                               9.3%
India                                               6.1%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser International Growth Fund - I Shares 119th out of 463 international funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 5/2/94.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

For Class I shares a 1% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

Effective June 2, 2003, Janus Adviser International Fund changed its name to Janus Adviser International Growth Fund.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Adviser International Growth Fund, and Brent Lynn is the sole portfolio manager of the Fund.

                                         Janus Adviser Series  July 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 98.1%
Advertising Sales - 1.0%
     998,149    Telefonica Publicidad e Informacion S.A. ...   $      4,662,407

Advertising Services - 2.0%
   1,074,547    WPP Group PLC ..............................          9,508,138

Audio and Video Products - 1.3%
     405,619    Thomson# ...................................          6,391,651

Brewery - 0.1%
      14,122    Interbrew S.A. .............................            315,041

Broadcast Services and Programming - 2.2%
     283,764    Grupo Televisa S.A. (ADR) ..................         10,641,150

Building and Construction Products - Miscellaneous - 0.3%
       9,507    Imerys S.A. ................................          1,453,148

Cellular Telecommunications - 4.7%
   3,122,160    China Mobile, Ltd. .........................          8,026,334
       2,240    NTT DoCoMo, Inc. ...........................          5,128,708
   4,780,376    Vodafone Group PLC .........................          9,057,261
      13,963    Vodafone Group PLC (ADR)# ..................            265,018

                                                                     22,477,321

Chemicals - Specialty - 1.1%
      40,033    Ciba Specialty Chemicals A.G. ..............          2,707,297
       5,912    Givaudan S.A. ..............................          2,415,645

                                                                      5,122,942

Commercial Banks - 3.8%
     519,012    Anglo Irish Bank Corporation PLC ...........          4,778,564
     554,100    Bangkok Bank Public Company, Ltd.* .........            778,750
     268,316    Credit Agricole S.A. .......................          5,112,935
      29,177    Julius Baer Holding, Ltd. ..................          7,490,927

                                                                     18,161,176

Computer Services - 2.4%
      60,399    Atos Origin S.A.*,# ........................          2,520,107
   1,704,343    LogicaCMG PLC ..............................          4,578,407
     240,275    TietoEnator Oyj ............................          4,578,595

                                                                     11,677,109

Computers - Peripheral Equipment - 1.0%
     531,000    Hon Hai Precision Industry Company, Ltd. ...          2,422,440
      86,094    Logitech International S.A.* ...............          2,470,614

                                                                      4,893,054

Cooperative Banks - 0.8%
     277,743    Banco Popolare di Verona e Novara Scrl .....          3,829,534

Cosmetics and Toiletries - 0.8%
     196,000    Kao Corp. ..................................          3,674,645

Diversified Financial Services - 2.5%
     112,043    Deutsche Boerse A.G. .......................          5,925,935
     247,429    Euronext N.V. ..............................          6,218,792

                                                                     12,144,727

Diversified Minerals - 2.2%
     303,320    Companhia Vale do Rio Doce (ADR)# ..........         10,564,636

Diversified Operations - 1.0%
     393,000    Smiths Group PLC ...........................          4,629,886

Electric Products - Miscellaneous - 4.2%
      45,110    Samsung Electronics Company, Ltd. ..........         15,896,450
   1,214,000    Toshiba, Corp. .............................          4,249,932

                                                                     20,146,382

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Electronic Components - Semiconductors - 4.6%
   6,455,399    ARM Holdings PLC* ..........................   $      9,248,702
     375,559    Infineon Technologies A.G.*,# ..............          4,810,466
     355,441    STMicroelectronics N.V. ....................          7,701,317

                                                                     21,760,485

Electronic Measuring Instruments - 0.5%
      46,500    Advantest Corp. ............................          2,545,937

Finance - Investment Bankers/Brokers - 1.4%
     508,000    Nomura Holdings, Inc. ......................          6,742,711

Finance - Mortgage Loan/Banker - 1.0%
     542,334    Housing Development Finance
                  Corporation, Ltd. ........................          4,834,251

Food - Diversified - 1.1%
      89,139    Unilever N.V. ..............................          5,056,675

Food - Retail - 0.6%
      77,609    Metro A.G.# ................................          2,865,185

Hotels and Motels - 2.6%
     231,759    Accor S.A. .................................          8,720,466
     147,479    Fairmont Hotels & Resorts, Inc. ............          3,708,313

                                                                     12,428,779

Insurance Brokers - 1.3%
     670,511    Jardine Lloyd Thompson Group PLC ...........          6,285,127

Internet Connectivity Services - 0.4%
     115,160    NDS Group PLC (ADR)* .......................          1,664,062

Internet Security - 1.5%
     397,620    Check Point Software Technologies, Ltd.* ...          7,073,660

Medical - Drugs - 7.5%
     185,592    Aventis S.A. ...............................          9,341,740
     631,500    Chugai Pharmaceutical Company, Ltd. ........          7,087,972
     132,944    Roche Holding A.G. .........................         11,086,897
      50,750    Schering A.G. ..............................          2,128,363
       9,688    Serono S.A. - Class B ......................          6,280,004

                                                                     35,924,976

Medical Products - 0.9%
       6,156    Synthes-Stratec, Inc. ......................          4,416,423

Miscellaneous Manufacturing - 0.8%
   2,580,763    FKI PLC ....................................          3,864,713

Money Center Banks - 6.9%
   1,473,640    Banca Intesa S.p.A. ........................          4,967,695
     177,957    Credit Suisse Group ........................          5,592,831
     663,000    DBS Group Holdings, Ltd. ...................          4,299,097
     183,519    Royal Bank of Scotland Group PLC ...........          5,174,357
     412,685    Standard Chartered PLC .....................          5,334,292
      82,327    UBS A.G. ...................................          4,820,967
     542,836    UniCredito Italiano S.p.A. .................          2,547,836

                                                                     32,737,075

Mortgage Banks - 0.7%
     363,075    Abbey National PLC .........................          3,131,163

Multi-Line Insurance - 0.6%
     136,450    ING Groep N.V. .............................          2,773,691

Multimedia - 1.2%
     472,546    News Corporation, Ltd. .....................          3,543,394
     131,599    Vivendi Universal S.A. .....................          2,315,145

                                                                      5,858,539

See Notes to Schedules of Investments and Financial Statements

30  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Office Automation and Equipment - 2.1%
     121,000    Canon, Inc. ................................   $      5,821,893
     107,708    Neopost S.A. ...............................          4,380,086

                                                                     10,201,979

Oil - Field Services - 0.9%
     550,510    Saipem S.p.A. ..............................          4,331,209

Oil and Gas Drilling - 2.3%
     140,245    Nabors Industries, Ltd.*,# .................          5,020,771
     169,148    Precision Drilling Corp.* ..................          6,135,331

                                                                     11,156,102

Oil Companies - Exploration and Production - 2.5%
     153,571    Canadian Natural Resources, Ltd. ...........          5,801,510
     132,526    EnCana Corp. ...............................          4,574,535
      86,627    Niko Resources, Ltd. .......................          1,568,605

                                                                     11,944,650

Oil Companies - Integrated - 6.7%
     681,257    BP PLC .....................................          4,654,668
     296,398    Eni S.p.A.# ................................          4,376,993
     401,535    Husky Energy, Inc. .........................          5,314,832
      90,186    Suncor Energy, Inc. ........................          1,642,656
      78,074    Total S.A. - Class B .......................         11,564,558
      98,555    Yukos (ADR) ................................          4,592,663

                                                                     32,146,370

Paper and Related Products - 1.4%
      72,615    Aracruz Celulose S.A. (ADR)# ...............          1,818,280
     419,338    Billerud A.B. ..............................          4,748,575

                                                                      6,566,855

Petrochemicals - 3.7%
   2,273,116    Reliance Industries, Ltd. ..................         17,599,386

Property and Casualty Insurance - 0.3%
         168    Millea Holdings, Inc. ......................          1,560,911

Real Estate Operating/Development - 0.7%
     520,000    Sun Hung Kai Properties, Ltd. ..............          3,086,967

Semiconductor Components/Integrated Circuits - 0.5%
   1,471,760    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ...........................          2,523,178

Semiconductor Equipment - 1.0%
      80,600    Tokyo Electron, Ltd. .......................          4,727,214

Soap and Cleaning Preparations - 1.8%
   1,746,240    Hindustan Lever, Ltd. ......................          6,439,313
     127,781    Reckitt Benckiser PLC ......................          2,348,560

                                                                      8,787,873

Steel - Specialty - 0.2%
      28,100    Companhia Siderurgica Nacional S.A. (ADR) ..            765,444

Telecommunication Equipment - 2.9%
     424,205    Comverse Technology, Inc.* .................          6,257,024
     486,364    Nokia Oyj ..................................          7,434,092

                                                                     13,691,116

Shares or Principal Amount                                       Market Value
================================================================================

Telecommunication Services - 1.7%
     408,285    Amdocs, Ltd. (New York Shares)* ............   $      8,320,848

Telephone - Integrated - 2.2%
     491,558    Deutsche Telekom A.G.* .....................          7,496,884
         670    Nippon Telegraph & Telephone Corp. .........          2,773,487

                                                                     10,270,371

Television - 1.2%
     220,659    British Sky Broadcasting Group PLC* ........          2,515,036
   2,050,608    Granada PLC ................................          3,280,339

                                                                      5,795,375

Tobacco - 1.0%
      27,500    PT Hanjaya Mandala Sampoerna Tbk ...........             13,249
     691,852    Swedish Match A.B. .........................          4,759,681

                                                                      4,772,930
--------------------------------------------------------------------------------
Total Common Stock (cost $422,057,226) .....................        468,505,177
--------------------------------------------------------------------------------
Foreign Bonds - 0.1%
Soap and Cleaning Preparations - 0.1%
INR 1,302,906   Hindustan Lever, Ltd., 9.00%
                  secured bonds, due 1/1/05(beta),(pound)
                  (cost $167,900) ..........................            169,421
--------------------------------------------------------------------------------
Other Securities - 2.5%
$ 12,057,108    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $12,057,108) ......         12,057,108
--------------------------------------------------------------------------------
Repurchase Agreement - 4.2%
  20,200,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $20,200,623
                  collateralized by $2,519,635
                  In Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $19,848,661 in U.S. Government
                  Agencies, 0%-7.00%, 11/12/03-7/15/32
                  $2,745,476 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $2,089,291, $15,433,779
                  and $3,080,948 (cost $20,200,000) ........         20,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $454,482,234) - 104.9% .......        500,931,706
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.9)%    (23,287,721)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $    477,643,985
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL GROWTH FUND

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Australia                                   0.7%               $      3,543,394
Belgium                                     0.1%                        315,041
Bermuda                                     1.0%                      5,020,771
Brazil                                      2.6%                     13,148,360
Canada                                      5.7%                     28,745,782
Finland                                     2.4%                     12,012,687
France                                     10.3%                     51,799,836
Germany                                     4.6%                     23,226,833
Hong Kong                                   2.2%                     11,113,301
India                                       5.8%                     29,042,371
Indonesia                                     0%                         13,249
Ireland                                     1.0%                      4,778,564
Israel                                      1.4%                      7,073,660
Italy                                       4.0%                     20,053,267
Japan                                       8.8%                     44,313,410
Mexico                                      2.1%                     10,641,150
Netherlands                                 4.4%                     21,750,475
Russia                                      0.9%                      4,592,663
Singapore                                   0.9%                      4,299,097
South Korea                                 3.2%                     15,896,450
Spain                                       0.9%                      4,662,407
Sweden                                      1.9%                      9,508,256
Switzerland                                 9.4%                     47,281,605
Taiwan                                      1.0%                      4,945,618
Thailand                                    0.2%                        778,750
United Kingdom                             16.8%                     83,860,577
United States++                             7.7%                     38,514,132
--------------------------------------------------------------------------------
Total                                     100.0%               $    500,931,706

++Includes Short-Term Securities (1.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

32  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
[PHOTO]
Jason Yee
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser International Value Fund declined 1.26% for its I Shares, while its benchmark, the MSCI EAFE(R) Index, gained 6.30%(1). The Fund's I Shares consequently received a fourth quartile position, ranking 752nd out of 830 international funds as tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) Meanwhile, the Fund's C Shares, launched September 30, 2002, gained 10.71% through July 31, 2003. The MSCI EAFE(R) Index returned 19.36%(1) for the same period.

MARKET OVERVIEW

The major international market indices ended the 12-month period with mixed results. Overall, a surge toward the end of 2002 in most of the broader indices turned south early in 2003 as a tentative economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%, the third cut since November. Global markets also showed signs of improvement, regaining some lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 8.78%(1) return, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE(R)) Index posted a gain of 6.30%(1). Turning to individual regions, Germany's economy, Europe's largest, remained weak as unemployment reached record highs. Subsequently, the local DAX Index declined 5.74%(1) while France's CAC 40 Index lost 6.01%(1) and the UK's FTSE 100 Index declined 2.01%(1). Recession-weary Japan's primary market indicator, the Nikkei 225 Index, lost 3.19%(1) during the period.

All three major U.S. stock market indices, however, ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. In the value arena, the S&P 500(R) Barra Value Index returned 12.50%(1).

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17/_ for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? British international news and information organization Reuters Group was the Fund's largest laggard during the period, followed by U.S.-based Interpublic Group, a group of advertising and specialized marketing and communication services companies. Other disappointments included German drug maker Bayer AG and Orbotech, a manufacturer of optical-inspection systems for producers of printed circuit boards and flat-panel displays located in Israel. Also detracting from our results was Rayonier, an international forest products company with headquarters in the U.S.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's top contributor was French multimedia company Vivendi Universal. British television broadcaster Granada Plc and Hunter Douglas, a Dutch window coverings company, also added to the Fund's gains. Rounding out our list of strongest winners were England's WPP Group, an advertising agency, and Pfeiffer Vacuum Technology, a maker of vacuum pumps, vacuum gauges and mass spectrometers, as well as complete vacuum systems, based in Germany.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S ABSOLUTE PERFORMANCE?
As bottom-up fundamental investors, we remain focused on investing in the most attractive risk/reward profiles available, regardless of sector or geography. That said, on an absolute basis, the materials and financials sectors were our biggest detractors. Meanwhile, our largest contributors were the consumer discretionary group, a sector in which were substantially overweight relative to our benchmark, and the industrials group. Both of these sectors accounted for a significant portion of the Fund's total assets.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S ABSOLUTE PERFORMANCE? The United States was the top detractor from our absolute performance. Israel also weighed heavily on results. The Fund's significant investment in the United Kingdom had the greatest impact on absolute performance. The Netherlands also strongly supported results.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S RELATIVE PERFORMANCE? Our policy of maintaining a "currency neutral" strategy, equating to roughly a 50% currency hedge, was a hindrance compared to Fund's unhedged benchmark index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Our entire investment philosophy is ultimately predicated on the notion that the intrinsic value of a company is not determined by its daily price fluctuations in the stock market but rather on its earnings power over time. While our performance, relative and absolute, is disappointing, it is in sharp contrast to the respectable business performance of most of our companies. The good news is that we believe the significant market volatility over the past year has given us the opportunity to upgrade the quality of businesses in our portfolio at very attractive prices. So while we are doing our best to navigate the volatility of these uncertain times, we remain primarily focused on identifying good businesses for the long term and investing in them at reasonable valuations.

                                         Janus Adviser Series  July 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser International
Value Fund - I Shares $9,391

Morgan Stanley Capital Inter-
national EAFE(R) Index $8,023

Morgan Stanley Capital Inter-
national World IndexSM $8,072

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser International Value Fund - I Shares, the MSCI EAFE(R) Index and the MSCI World IndexSM. Janus Adviser International Value Fund - I Shares is represented by a shaded area of blue. The MSCI EAFE(R) Index is represented by a solid black line. The MSCI World IndexSM is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser International Value Fund - I Shares ($9,391) as compared to the MSCI EAFE(R) Index ($8,023) and the MSCI World IndexSM ($8,072).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                                     ONE                SINCE
                                                     YEAR             INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser International
Value Fund - I Shares                              (1.26)%             (2.76)%
--------------------------------------------------------------------------------
Janus Adviser International
Value Fund - C Shares at NAV**                     (2.14)%             (5.01)%
--------------------------------------------------------------------------------
Janus Adviser International
Value Fund - C Shares at MOP***                    (4.09)%             (5.43)%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index                          6.30%             (9.33)%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM                          8.78%             (9.08)%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of net assets in companies located in at least five different countries, excluding the United States. Invests in issuers with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock -- 2.3%

Cash and Cash Equivalents -- 11.3%

Common Stock -- Foreign -- 86.4%

Number of Stocks: 27
Top 10 Equities: 50.8%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                    JULY 31, 2003           JULY 31, 2002

Pfeiffer Vacuum Technology A.G.              6.6%                    4.8%
FKI PLC                                      5.8%                      --
Koninklijke (Royal) Philips
  Electronics, N.V.                          5.7%                    2.8%
Nipponkoa Insurance Company, Ltd.            5.1%                    2.1%
Vivendi Universal S.A.                       5.1%                      --
Tyco International, Ltd.
  (New York Shares)                          5.0%                      --
Nippon Broadcasting System, Inc.             5.0%                    3.9%
WPP Group PLC                                5.0%                    2.2%
Hunter Douglas N.V.                          4.0%                    2.7%
Granada PLC                                  3.5%                    1.0%
--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER INTERNATIONAL VALUE FUND        o MORGAN STANLEY CAPITAL
                                                    INTERNATIONAL EAFE(R) INDEX

                                                              MORGAN STANLEY
                                              JANUS ADVISER      CAPITAL
                                              INTERNATIONAL   INTERNATIONAL
                                                VALUE FUND    EAFE(R) INDEX

Diversified Operations                              9.5%
Machinery -- Pumps                                  6.6%
Multimedia                                          6.5%
Miscellaneous Manufacturing                         5.8%
Electronic Components -- Miscellaneous              5.7%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United Kingdom                                     26.6%
Netherlands                                        12.9%
Japan                                              12.0%
Germany                                             8.8%
United States                                       8.4%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 5/1/01.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

For Class I shares a 1% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly, Janus Adviser Global Value Fund. The Fund's name changed on December 31, 2002.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective December 31, 2002, Janus Adviser International Value Fund changed its benchmark from the Morgan Stanley Capital International World IndexSM to the Morgan Stanley Capital International EAFE(R) Index in connection with the Fund's name and investment policy changes. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

34  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 86.4%
Advertising Services - 5.0%
      13,304    WPP Group PLC** ............................   $        117,721

Cable Television - 3.3%
       6,573    Shaw Communications, Inc. - Class B ........             79,207

Chemicals - Diversified - 2.1%
       1,683    Akzo Nobel N.V.** ..........................             50,142

Chemicals - Specialty - 5.4%
         152    Givaudan S.A. ..............................             62,107
       1,177    Syngenta A.G. ..............................             64,766

                                                                        126,873

Diversified Operations - 9.5%
       6,417    BBA Group PLC** ............................             24,086
       6,886    Smiths Group PLC** .........................             81,123
       6,430    Tyco International, Ltd. (New York Shares) .            119,598

                                                                        224,807

Electronic Components - Miscellaneous - 5.7%
       6,401    Koninklijke (Royal) Philips Electronics N.V.**          134,944

Electronic Measuring Instruments - 2.0%
       3,005    Orbotech, Ltd.* ............................             47,329

Home Decoration Products - 4.0%
       2,782    Hunter Douglas N.V.** ......................             93,814

Hotels and Motels - 3.1%
         926    Accor S.A.** ...............................             34,843
       1,560    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) ........................             39,312

                                                                         74,155

Human Resources - 3.4%
      35,962    Michael Page International PLC** ...........             81,173

Machinery - Pumps - 6.6%
       5,727    Pfeiffer Vacuum Technology A.G.** ..........            155,350

Medical - Drugs - 3.1%
       3,783    GlaxoSmithKline PLC** ......................             72,685

Miscellaneous Manufacturing - 5.8%
      92,307    FKI PLC** ..................................            138,230

Multimedia - 6.5%
       8,235    Reuters Group PLC** ........................             33,239
       6,911    Vivendi Universal S.A.*,** .................            121,581

                                                                        154,820

Oil Companies - Exploration and Production - 1.9%
       1,290    EnCana Corp. ...............................             44,528

Property and Casualty Insurance - 5.1%
      33,000    Nipponkoa Insurance Company, Ltd.** ........            122,096

Publishing - Newspapers - 2.5%
      32,801    Independent News & Media PLC** .............             60,179

Publishing - Periodicals - 1.1%
       1,785    Wolters Kluwer N.V.** ......................             25,817

Radio - 5.0%
       3,700    Nippon Broadcasting System, Inc.** .........            118,786

Rubber/Plastic Products - 1.8%
       5,000    Tenma Corp.** ..............................             43,386

Television - 3.5%
      51,574    Granada PLC** ..............................             82,502
--------------------------------------------------------------------------------
Total Common Stock (cost $1,908,762) .......................          2,048,544
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

Preferred Stock - 2.3%
Soap and Cleaning Preparations - 2.3%
         857    Henkel KGaA** (cost $55,007) ...............   $         53,969
--------------------------------------------------------------------------------
Repurchase Agreement - 8.4%
$    200,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $200,006
                  collateralized by $24,947
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $196,521 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $27,183 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $20,686, $152,810
                  and $30,504 (cost $200,000) ..............            200,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,163,769) - 97.1% ..........          2,302,513
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.9%            67,452
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $      2,369,965
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     5.2%               $        119,598
Canada                                      7.1%                        163,047
France                                      6.8%                        156,424
Germany                                     9.1%                        209,319
Ireland                                     2.6%                         60,179
Israel                                      2.1%                         47,329
Japan                                      12.3%                        284,268
Netherlands                                13.2%                        304,717
Switzerland                                 5.5%                        126,873
United Kingdom                             27.4%                        630,759
United States++                             8.7%                        200,000
--------------------------------------------------------------------------------
Total                                     100.0%               $      2,302,513

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2003

Currency Sold and                     Currency         Currency       Unrealized
Settlement Date                     Units Sold  Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03                 115,000         $183,910        $ (5,660)
British Pound 4/16/04                   75,000          118,587              445
Euro 9/26/03                           300,000          337,034         (15,854)
Japanese Yen 9/26/03                16,000,000          133,014            1,605
--------------------------------------------------------------------------------
Total                                                  $772,545        $(19,464)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

--------------------------------------------------------------------------------
[PHOTO]
Laurence Chang
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Worldwide Fund returned 1.35% for its I Shares, while the MSCI World IndexSM, the Fund's benchmark, gained 8.78%(1). The Fund's I Shares received a fourth-quartile position for this performance, ranking 296th out of 319 global funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) Meanwhile, the Fund's C Shares offered 11.32% for the period beginning September 30, 2002, the Fund's launch date, through July 31, 2003. The MSCI World IndexSM returned 22.02%(1) for the same period.

MARKET OVERVIEW

The major international market indices ended the 12-month period with mixed results. Overall, a surge toward the end of 2002 in most of the broader indices turned south early in 2003 as a tentative economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%, the third cut since November. Global markets also showed signs of improvement, regaining some lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 8.78%(1) return, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index posted a gain of 6.30%(1). Turning to individual regions, Germany's economy, Europe's largest, remained weak as unemployment reached record highs. Subsequently, the local DAX Index declined 5.74%(1) while France's CAC 40 Index lost 6.01%(1) and the UK's FTSE 100 Index declined 2.10%(1). Recession-weary Japan's primary market indicator, the Nikkei 225 Index, lost 3.19%(1) during the period.

All three major U.S. stock market indices, however, ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17/_ for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Insurance companies Cigna, which is based in the U.S., and Switzerland's Swiss Re proved to be the Fund's top two detractors during the period. Other setbacks included Sweden's Securitas, a provider of security solutions, and Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis. Household International, a consumer lender with headquarters in the U.S., was also a disappointment.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Citigroup, an international financial services holding company based in the U.S., was our top performer during the period. U.S.-based interactive media specialist InterActiveCorp, formerly known as USA Interactive, also aided performance, as did Korean consumer electronics manufacturer Samsung Electronics. Meanwhile, our positions in Clear Channel Communications, the No. 1 radio and concert promotion company in the U.S., and Swiss banking firm UBS A.G. rounded out our list of top contributors.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While our investment process is strictly focused on the fundamental business characteristics of individual companies, some areas of the market performed better than others during the period, which is apparent in the Fund's absolute performance. For example, our industrials and consumer staples stocks were our top two detractors over the 12 months. Meanwhile, our position in information technology provided the biggest boost to absolute performance, though it detracted from results relative to our benchmark index due to some missteps in our stock selection. Also supporting absolute results were our consumer discretionary stocks, an area in which we were overweight relative to our benchmark.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE? Significant negative contributors included Japan and the Netherlands. Our U.S. position, which on average represented 40% of the Fund's total assets yet remained notably underweight versus our benchmark index, was by far our biggest contributor to absolute results. Israel ranked a distant second.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have since removed all of the currency hedges.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
We are certainly disappointed with recent performance. However, our approach to managing the Fund remains centered on achieving what we consider to be an appropriate mix of steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be well positioned to benefit from an eventual uptick in economic growth. The fundamental research process will remain strictly focused on valuation, strong balance sheets, solid execution and strong free cash flow generation with the belief that this approach will produce solid long-term results.

36  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Worldwide Fund
- I Shares $26,590

Morgan Stanley Capital
International World IndexSM
$17,078

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Worldwide Fund - I Shares and the MSCI World IndexSM. Janus Adviser Worldwide Fund - I Shares is represented by a shaded area of blue. The MSCI World IndexSM is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Worldwide Fund - I Shares ($26,590) as compared to the MSCI World IndexSM ($17,078).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - I Shares                            1.35%      (2.37)%         10.40%
--------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - C Shares at NAV**                   0.55%      (3.09)%          9.71%
--------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - C Shares at MOP***                (1.45)%      (3.29)%          9.60%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM                8.78%      (2.64)%          5.56%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Fund normally invests in issuers from at least five different countries, including the United States and other organizations of any size, regardless of country of organization or place of principal business activity.

FUND ASSET MIX(3) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock -- 0.9%

Foreign Dollar/Non-Dollar Bonds -- 1.1%

Common Stock -- Domestic -- 43.3%

Common Stock -- Foreign -- 55.2%

Number of Stocks: 121
Top 10 Equities: 26.1%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------

                                    JULY 31, 2003           JULY 31, 2002

Samsung Electronics Company, Ltd.            3.5%                    1.0%
Roche Holding A.G.                           3.0%                      --
Microsoft Corp.                              3.0%                    1.4%
Citigroup, Inc.                              2.9%                    2.7%
Pfizer, Inc.                                 2.7%                    1.4%
Total S.A. - Class B                         2.6%                    2.1%
Canon, Inc.                                  2.2%                      --
UBS A.G.                                     2.1%                    0.9%
AOL Time Warner, Inc.                        2.1%                    0.5%
STMicroelectronics N.V.                      2.0%                    1.4%

--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER WORLDWIDE FUND           o MORGAN STANLEY CAPITAL
                                             INTERNATIONAL WORLD INDEXSM

                                                                  MORGAN
                                                   JANUS         STANLEY
                                                  ADVISER        CAPITAL
                                                 WORLDWIDE    INTERNATIONAL
                                                    FUND      WORLD INDEXSM

Medical -- Drugs                                    9.2%
Money Center Banks                                  6.9%
Multimedia                                          5.7%
Oil Companies -- Integrated                         5.3%
Finance -- Investment Bankers/Brokers               4.3%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United States                                      53.1%
Switzerland                                         7.4%
Japan                                               7.4%
United Kingdom                                      7.2%
France                                              4.7%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Worldwide Fund - I Shares 101st out of 161 global funds for the 5-year period.

(3)  Chart includes Cash and Cash Equivalents of (0.5)%.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 9/13/93.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

For Class I shares a 1% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agree to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Adviser Worldwide Fund, and Laurence Chang is the sole portfolio manager of the Fund.

                                         Janus Adviser Series  July 31, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 98.5%
Advertising Services - 0.9%
   1,154,420    WPP Group PLC ..............................   $     10,214,895

Aerospace and Defense - 2.8%
     137,910    Lockheed Martin Corp. ......................          7,218,209
     209,660    Northrop Grumman Corp.# ....................         19,339,038
     170,280    Raytheon Co.# ..............................          5,227,596

                                                                     31,784,843

Aerospace and Defense - Equipment - 0.7%
     109,890    United Technologies Corp. ..................          8,267,025

Applications Software - 3.0%
   1,262,115    Microsoft Corp. ............................         33,319,836

Athletic Footwear - 0.3%
      48,055    Adidas - Salomon A.G. ......................          4,038,792

Automotive - Cars and Light Trucks - 2.0%
     158,476    BMW A.G.# ..................................          6,153,884
     418,900    Honda Motor Company, Ltd. ..................         16,158,988

                                                                     22,312,872

Broadcast Services and Programming - 2.6%
     271,065    Clear Channel Communications, Inc.* ........         11,100,112
     296,416    Grupo Televisa S.A. (ADR) ..................         11,115,600
     660,215    Liberty Media Corp. - Class A* .............          7,321,784

                                                                     29,537,496

Cable Television - 0.7%
     172,385    Comcast Corp. - Class A*,# .................          5,226,713
      90,655    Comcast Corp. - Special Class A* ...........          2,656,191

                                                                      7,882,904

Casino Services - 0.5%
     226,680    International Game Technology ..............          5,769,006

Cellular Telecommunications - 3.2%
   7,353,085    China Mobile, Ltd. .........................         18,903,041
   7,696,030    Vodafone Group PLC .........................         14,581,479
     165,125    Vodafone Group PLC (ADR)# ..................          3,134,073

                                                                     36,618,593

Chemicals - Specialty - 0.5%
      13,024    Givaudan S.A. ..............................          5,321,610

Commercial Banks - 1.7%
     183,290    Banco Popular Espanol S.A. .................          8,788,507
     121,343    Credit Agricole S.A. .......................          2,312,269
     456,809    Danske Bank A/S ............................          8,372,840

                                                                     19,473,616

Commercial Services - Finance - 0.3%
      68,700    Moody's Corp. ..............................          3,553,164

Computers - 0.6%
     333,390    Hewlett-Packard Co.# .......................          7,057,866

Computers - Integrated Systems - 0.9%
     292,480    Dell, Inc.* ................................          9,850,726

Computers - Peripheral Equipment - 0.6%
   1,516,000    Hon Hai Precision Industry Company, Ltd. ...          6,916,044

Cosmetics and Toiletries - 1.0%
     577,550    Kao Corp. ..................................         10,828,015

Data Processing and Management - 0.9%
     160,007    Fiserv, Inc.* ..............................          6,246,673
     112,865    VERITAS Software Corp.* ....................          3,476,242

                                                                      9,722,915

Shares or Principal Amount                                       Market Value
================================================================================

Diversified Financial Services - 0.4%
      76,053    Deutsche Boerse A.G. .......................   $      4,022,430

Diversified Minerals - 0.6%
     181,555    Companhia Vale do Rio Doce (ADR)# ..........          6,323,561

Diversified Operations - 0.7%
     442,780    Tyco International, Ltd. (New York Shares) .          8,235,708

Diversified Operations - Commerical Services - 1.1%
     684,700    Cendant Corp.* .............................         12,290,365

E-Commerce/Services - 1.3%
     362,620    InterActiveCorp*,# .........................         14,675,231

Electric Products - Miscellaneous - 3.5%
     112,290    Samsung Electronics Company, Ltd. ..........         39,570,215

Electronic Components - Semiconductors - 3.3%
      33,800    Rohm Company, Ltd. .........................          3,975,976
     753,526    STMicroelectronics N.V.# ...................         16,326,598
     274,973    STMicroelectronics N.V. (New York Shares)# .          5,881,672
     206,210    Texas Instruments, Inc. ....................          3,891,183
     252,185    Xilinx, Inc.* ..............................          6,627,422

                                                                     36,702,851

Enterprise Software/Services - 0.2%
      85,925    Computer Associates International, Inc. ....          2,186,791

Fiduciary Banks - 1.1%
     289,605    Bank of New York Company, Inc. .............          8,722,903
      78,135    Northern Trust Corp. .......................          3,411,374

                                                                     12,134,277

Finance - Consumer Loans - 0.6%
     157,095    SLM Corp. ..................................          6,513,159

Finance - Credit Card - 0.6%
     145,365    American Express Co. .......................          6,420,772

Finance - Investment Bankers/Brokers - 4.3%
     734,235    Citigroup, Inc. ............................         32,893,728
     161,080    Merrill Lynch & Company, Inc.# .............          8,757,920
     508,000    Nomura Holdings, Inc. ......................          6,742,711

                                                                     48,394,359

Finance - Mortgage Loan/Banker - 1.4%
     151,015    Fannie Mae .................................          9,671,001
     120,585    Freddie Mac# ...............................          5,890,577

                                                                     15,561,578

Food - Catering - 0.9%
   1,996,298    Compass Group PLC ..........................         10,720,511

Food - Diversified - 0.2%
      39,843    Unilever N.V. ..............................          2,260,213

Food - Retail - 0.9%
     166,037    Metro A.G.# ................................          6,129,788
   1,310,715    Tesco PLC ..................................          4,553,689

                                                                     10,683,477

Hotels and Motels - 0.6%
     194,820    Starwood Hotels & Resorts Worldwide, Inc.# .          6,351,132

Industrial Gases - 0.5%
      34,985    L'Air Liquide S.A. .........................          5,469,541

Insurance Brokers - 2.1%
     394,010    Marsh & McLennan Companies, Inc. ...........         19,550,776
     136,795    Willis Group Holdings, Ltd. ................          4,117,530

                                                                     23,668,306

See Notes to Schedules of Investments and Financial Statements

38  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Internet Security - 0.8%
     490,440    Check Point Software Technologies, Ltd.* ...   $      8,724,928

Machinery - Construction and Mining - 0.8%
     318,079    Atlas Copco A.B. - Class A .................          9,256,548

Medical - Drugs - 9.2%
     203,402    Aventis S.A. ...............................         10,238,203
     341,856    GlaxoSmithKline PLC ........................          6,568,255
     903,685    Pfizer, Inc.# ..............................         30,146,932
     404,015    Roche Holding A.G. .........................         33,692,929
       7,387    Serono S.A. - Class B ......................          4,788,438
     206,800    Takeda Chemical Industries, Ltd. ...........          7,376,831
      98,840    Teva Pharmaceutical Industries, Ltd. (ADR)#           5,667,486
     188,705    Yamanouchi Pharmaceutical Company, Ltd. ....          4,899,803

                                                                    103,378,877

Medical - HMO - 1.8%
      24,495    Anthem, Inc. ...............................          1,849,617
     356,560    UnitedHealth Group, Inc. ...................         18,573,210

                                                                     20,422,827

Medical Instruments - 2.0%
     318,095    Medtronic, Inc. ............................         16,381,893
     107,910    St. Jude Medical, Inc.* ....................          5,789,372

                                                                     22,171,265

Medical Products - 0.6%
     227,580    Baxter International, Inc. .................          6,283,484

Money Center Banks - 6.9%
   1,928,995    Banca Intesa S.p.A. ........................          6,502,714
     510,657    Credit Suisse Group ........................         16,048,922
     646,735    Royal Bank of Scotland Group PLC ...........         18,234,831
      79,290    Societe Generale - Class A .................          5,564,442
     408,996    UBS A.G. ...................................         23,950,297
   1,470,765    UniCredito Italiano S.p.A. .................          6,903,130

                                                                     77,204,336

Mortgage Banks - 0.4%
     489,694    Abbey National PLC .........................          4,223,127

Multi-Line Insurance - 0.5%
     148,695    Allstate Corp.# ............................          5,654,871

Multimedia - 5.3%
   1,535,265    AOL Time Warner, Inc.* .....................         23,689,139
      73,345    Gannett Company, Inc.# .....................          5,635,096
     105,705    McGraw-Hill Companies, Inc.# ...............          6,424,750
   1,163,495    News Corporation, Ltd. .....................          8,724,487
     108,235    News Corporation, Ltd. (ADR)# ..............          3,291,426
     147,210    Viacom, Inc. - Class B* ....................          6,406,579
     254,125    Walt Disney Co.# ...........................          5,570,420

                                                                     59,741,897

Networking Products - 1.0%
     587,425    Cisco Systems, Inc.* .......................         11,466,536

Office Automation and Equipment - 2.2%
     518,000    Canon, Inc. ................................         24,923,475

Oil Companies - Exploration and Production - 3.6%
     150,970    Anadarko Petroleum Corp. ...................          6,612,486
     133,655    Canadian Natural Resources, Ltd. ...........          5,049,136
   4,025,495    CNOOC, Ltd. ................................          6,942,075
     483,927    EnCana Corp. ...............................         16,704,201
     126,590    EOG Resources, Inc.# .......................          4,909,160

                                                                     40,217,058

Shares or Principal Amount                                       Market Value
================================================================================

Oil Companies - Integrated - 4.9%
     860,219    Eni S.p.A.# ................................   $     12,703,096
     428,554    Statoil A.S.A. .............................          3,860,191
     197,396    Total S.A. - Class B .......................         29,238,895
     195,883    Yukos (ADR)# ...............................          9,128,148

                                                                     54,930,330

Petrochemicals - 1.5%
   2,117,801    Reliance Industries, Ltd. ..................         16,396,874

Retail - Discount - 0.5%
     165,370    Costco Wholesale Corp.* ....................          6,126,959

Retail - Drug Store - 0.8%
     304,650    Walgreen Co. ...............................          9,115,128

Retail - Restaurants - 0.4%
     217,440    McDonald's Corp. ...........................          5,003,294

Semiconductor Components/Integrated Circuits - 0.4%
      95,700    NEC Electronics, Corp.* ....................          4,556,954
     140,080    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ...........................            240,152

                                                                      4,797,106

Semiconductor Equipment - 0.6%
      54,565    KLA-Tencor Corp.* ..........................          2,818,282
      60,300    Tokyo Electron, Ltd. .......................          3,536,613

                                                                      6,354,895

Soap and Cleaning Preparations - 0.4%
     245,328    Reckitt Benckiser PLC ......................          4,509,024

Super-Regional Banks - 1.4%
     106,260    Bank of America Corp. ......................          8,773,888
     158,385    Wachovia Corp.# ............................          6,919,841

                                                                     15,693,729

Telecommunication Equipment - 1.5%
     836,769    Nokia Oyj ..................................         12,790,045
     278,517    Nokia Oyj (ADR) ............................          4,261,310

                                                                     17,051,355

Telecommunication Services - 0.7%
  14,644,000    China Telecom Corporation, Ltd. ............          3,943,000
      38,120    China Telecom Corporation, Ltd. (ADR)# .....          1,031,527
     217,875    Chunghwa Telecom Co., Ltd. (ADR)# ..........          3,004,496

                                                                      7,979,023

Telephone - Integrated - 1.6%
   1,206,947    Deutsche Telekom A.G.*,# ...................         18,407,475

Television - 0.3%
     350,039    British Sky Broadcasting Group PLC* ........          3,989,689

Tobacco - 0.9%
     241,455    Altria Group, Inc.# ........................          9,660,615
--------------------------------------------------------------------------------
Total Common Stock (cost $1,010,470,623) ...................      1,108,339,420
--------------------------------------------------------------------------------
Foreign Bond - 1.1%
Foreign Government - 1.1%
EUR
  10,360,000    Deutscheland Republic, 4.50%
                  bonds, due 1/4/13 (cost $12,848,824) .....         11,964,174
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.1%
       4,023    Porsche A.G. ...............................          1,643,703

Multimedia - 0.4%
     661,793    News Corporation, Ltd. .....................          4,203,299

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Preferred Stock - (continued)
Oil Companies - Integrated - 0.4%
     222,353    Petroleo Brasileiro S.A. (ADR)# ............   $      4,222,483
--------------------------------------------------------------------------------
Total Preferred Stock (cost $10,442,690) ...................         10,069,485
--------------------------------------------------------------------------------
Other Securities - 8.6%
$ 96,669,793    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $96,669,793) ......         96,669,793
--------------------------------------------------------------------------------
Repurchase Agreement - 1.2%
  13,500,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $13,500,416
                  collateralized by $1,683,914
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $13,265,194 in U.S. Government
                  Agencies, 0%-7.00%, 11/12/03-7/15/32
                  $1,834,848 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $1,396,308, $10,314,654
                  and $2,059,049 (cost $13,500,000) ........         13,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,143,931,930) - 110.3% .....      1,240,542,872
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (10.3)%  (115,381,259)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $  1,125,161,613
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Australia                                   1.3%               $     16,219,212
Bermuda                                     1.0%                     12,353,238
Brazil                                      0.9%                     10,546,044
Canada                                      1.7%                     21,753,337
China                                       0.4%                      4,974,527
Denmark                                     0.7%                      8,372,840
Finland                                     1.4%                     17,051,355
France                                      4.3%                     52,823,350
Germany                                     4.2%                     52,360,246
Hong Kong                                   2.1%                     25,845,116
India                                       1.3%                     16,396,874
Israel                                      1.2%                     14,392,414
Italy                                       2.1%                     26,108,940
Japan                                       6.7%                     82,999,366
Mexico                                      0.9%                     11,115,600
Netherlands                                 2.0%                     24,468,483
Norway                                      0.3%                      3,860,191
Russia                                      0.7%                      9,128,148
South Korea                                 3.2%                     39,570,215
Spain                                       0.7%                      8,788,507
Sweden                                      0.7%                      9,256,548
Switzerland                                 6.7%                     83,802,196
Taiwan                                      0.8%                     10,160,692
United Kingdom                              6.5%                     80,729,573
United States++                            48.2%                    597,465,860
--------------------------------------------------------------------------------
Total                                     100.0%               $  1,240,542,872

++Includes Short-Term Securities (39.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

40  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

--------------------------------------------------------------------------------
[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Balanced Fund gained 4.37% for its I Shares, while the S&P 500(R) Index, the benchmark for the equity portion of the Fund, gained 10.64%(1), and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, gained 7.12%(1). These results placed the Fund's I Shares in the fourth quartile, placing it 488th out of 524 balanced funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, returned 6.92% through July 31, 2003, while the S&P 500(R) Index advanced 23.33%(1) and the Lehman Brothers Government/Credit Index returned 2.56%(1) for the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. Treasury yields generally fell at the short end of the curve as prices rose, while yields at the long end inched higher. This caused the yield curve to shift down and steepen somewhat.

Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities in Iraq began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. This sharp rebound in equities caught us off guard. Meanwhile, activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest detractor was our position in Honeywell International, a diversified technology and manufacturing company. Auto manufacturer Ford Motor Company also disappointed us. Other weak performers included our positions in JP Morgan Chase, a financial holding firm, as well as Tenet Healthcare, owner and operator of 114 general hospitals in the U.S., and American International Group, a holding company that, through its subsidiaries, is engaged in insurance in the U.S. and abroad.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
At the top of our list of strong performers was our position in Citigroup, a diversified financial services holding company. Also aiding our results were our holdings of Internet portal Yahoo!, which appreciated substantially during the period and contributed a noteworthy gain to our returns. Our position in worldwide hotel operator Marriott International also helped boost the Fund's performance, as did interactive commerce company InterActiveCorp (formerly USA Interactive). Rounding out our list of top-five contributors was entertainment conglomerate Liberty Media.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a preface to a discussion about sectors, I'd like to emphasize that our primary focus is on individual stocks and that the Fund's sector weightings are merely a residual of our bottom-up approach to selecting stocks. That said, on an absolute basis, sectors that detracted the most from our absolute performance included industrials and consumer staples. Meanwhile, the strong-performing consumer discretionary sector was the biggest positive contributor to our results. In fact, as a percentage of total fund assets, this sector was our largest group weighting and also an area in which we were substantially overweight versus our benchmark. While the information technology sector also contributed solidly to our absolute performance, the Fund's individual holdings in this area did not participate in the period's tech rally as fully as the benchmark's holdings did, which made technology one of our worst-performing sectors on a relative basis. The energy sector is also worth mentioning, as strong stock selection within this group made it the biggest contributor to the Fund's relative performance.

It's also noteworthy that the equity portion of the Fund made a much more significant contribution to our absolute performance than the income portion did. While an average of 40% of the Fund's assets were invested in fixed-income securities during the period, 48% were in equities.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Our outlook for the economy was perhaps too cautious during the period and convinced us to maintain an average cash position of approximately 12%, which is relatively higher than what we normally hold. This somewhat conservative strategy prevented us from fully participating in the market's gains during the period and, on the whole, held back our performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
While we are disappointed that the Fund underperformed our benchmarks during the period, we remain confident in our research-driven investment approach, particularly during times of economic uncertainty. This approach focuses on identifying well-managed companies that can perform over the long term. My emphasis in particular is on businesses with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

                                         Janus Adviser Series  July 31, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Balanced Fund -
I Shares $28,602

S&P 500(R) Index $25,722

Lehman Brothers Government/
Credit Index $18,922

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Balanced Fund - I Shares, S&P 500(R) Index and Lehman Brothers Government/ Credit Index. Janus Adviser Balanced Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Balanced Fund - I Shares ($28,602) as compared to the S&P 500(R) Index ($25,722) and the Lehman Brothers Government/Credit Index ($18,922).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------

                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - I Shares                            4.37%        5.48%         11.22%
--------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - C Shares at NAV**                   3.82%        4.83%         10.71%
--------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - C Shares at MOP***                  1.76%        4.62%         10.59%
--------------------------------------------------------------------------------
S&P 500(R) Index                          10.64%      (1.05)%         10.03%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index                    7.12%        6.90%          6.67%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------

To seek long-term capital growth, consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Foreign Dollar/Non-Dollar Bond -- 0.3%

Preferred Stock -- 0.8%

Cash and Cash Equivalents -- 7.1%

Common Stock -- Foreign -- 7.3%

U.S. Treasury Notes/Bonds -- 7.3%

U.S. Government Agencies -- 8.3%

Corporate Bonds -- 24.4%

Common Stock -- Domestic -- 44.5%

Number of Stocks: 88
Number of Bonds: 171
Top 10 Equities: 13.2%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------

                                    JULY 31, 2003           JULY 31, 2002

Citigroup, Inc.                              1.7%                    1.4%
3M Co.                                       1.4%                    1.5%
Exxon Mobil Corp.                            1.4%                    1.6%
Proctor & Gamble Co.                         1.3%                    0.5%
Gannett Company, Inc.                        1.3%                    1.1%
Pfizer, Inc.                                 1.3%                      --
Berkshire Hathaway, Inc. - Class B           1.2%                    1.1%
Roche Holding A.G.                           1.2%                      --
Tyco International, Ltd.
(New York Shares)                            1.2%                      --
Wal-Mart Stores, Inc.                        1.2%                    0.4%
--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER BALANCED FUND              o S&P 500(R) INDEX

                                                   JANUS
                                                  ADVISER
                                                  BALANCED      S&P 500(R)
                                                    FUND          INDEX

Multimedia                                          5.8%
Diversified Operations                              5.5%
Medical -- Drugs                                    3.6%
Cable Television                                    3.1%
Finance -- Investment Bankers/Brokers               2.9%
Oil Companies -- Integrated                         2.9%
Hotels and Motels                                   2.5%
Retail -- Discount                                  2.4%
Brewery                                             2.4%
Super-Regional Banks                                2.2%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Balanced Fund - I Shares 20th out of 338 balanced funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The Fund's inception date - 9/13/93.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

42  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 51.8%
Aerospace and Defense - 0.4%
      45,770    General Dynamics Corp. .....................   $      3,631,392

Airlines - 0.3%
     166,890    Southwest Airlines Co. .....................          2,738,665

Applications Software - 1.1%
     416,600    Microsoft Corp. ............................         10,998,240

Automotive - Cars and Light Trucks - 0.7%
     171,472    BMW A.G.** .................................          6,658,540

Automotive - Truck Parts and Equipment - Original - 0.7%
     134,200    Lear Corp.*,# ..............................          6,975,716

Beverages - Non-Alcoholic - 0.9%
     177,035    Pepsi Bottling Group, Inc.# ................          3,891,229
     109,665    PepsiCo, Inc.# .............................          5,052,267

                                                                      8,943,496

Brewery - 1.2%
     221,476    Anheuser-Busch Companies, Inc.# ............         11,476,886

Broadcast Services and Programming - 1.4%
     173,195    Fox Entertainment Group, Inc.*,# ...........          5,242,613
     758,475    Liberty Media Corp. - Class A* .............          8,411,488

                                                                     13,654,101

Cable Television - 0.9%
     120,413    Comcast Corp. - Class A* ...................          3,650,922
      96,106    Comcast Corp. - Special Class A* ...........          2,815,906
      68,540    Cox Communications, Inc. - Class A*,# ......          2,178,887

                                                                      8,645,715

Chemicals - Diversified - 0.3%
      75,085    E.I. du Pont de Nemours and Co.# ...........          3,299,235

Chemicals - Specialty - 0.2%
     200,000    Syngenta A.G. (ADR) ........................          2,200,000

Computers - 0.9%
     104,050    IBM Corp. ..................................          8,454,062

Computers - Integrated Systems - 0.7%
     205,925    Dell, Inc.* ................................          6,935,554

Computers - Peripheral Equipment - 0.5%
      76,885    Lexmark International Group, Inc.
                  - Class A*,# .............................          4,933,710

Cosmetics and Toiletries - 2.1%
      27,810    Avon Products, Inc. ........................          1,735,066
     115,240    Colgate-Palmolive Co. ......................          6,292,104
     141,060    Procter & Gamble Co. .......................         12,394,942

                                                                     20,422,112

Data Processing and Management - 0.7%
     120,691    Automatic Data Processing, Inc.# ...........          4,475,222
      78,790    VERITAS Software Corp. .....................          2,426,732

                                                                      6,901,954

Diversified Operations - 4.2%
      98,430    3M Co. .....................................         13,799,886
     325,611    General Electric Co. .......................          9,260,377
     221,265    Honeywell International, Inc.# .............          6,257,374
     628,060    Tyco International, Ltd. (New York Shares) .         11,681,916

                                                                     40,999,553

E-Commerce/Services - 0.5%
     118,460    InterActiveCorp*,# .........................          4,794,076

Shares or Principal Amount                                       Market Value
================================================================================

Electric Products - Miscellaneous - 0.5%
      13,850    Samsung Electronics Company, Ltd.** ........   $      4,880,644

Electronic Components - Semiconductors - 1.2%
     187,465    Intel Corp. ................................          4,677,252
     367,758    Texas Instruments, Inc. ....................          6,939,593

                                                                     11,616,845

Finance - Credit Card - 0.6%
     135,035    American Express Co. .......................          5,964,496

Finance - Investment Bankers/Brokers - 2.2%
     372,697    Citigroup, Inc. ............................         16,696,826
      56,960    Goldman Sachs Group, Inc. ..................          4,963,494

                                                                     21,660,320

Food - Diversified - 0.3%
      90,000    Kellogg Co.# ...............................          3,089,700

Food - Retail - 0.2%
      40,000    Whole Foods Market, Inc.*,# ................          2,039,040

Hotels and Motels - 2.0%
      61,013    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** ......................          1,537,528
     272,480    Marriott International, Inc. - Class A# ....         11,198,928
     201,840    Starwood Hotels & Resorts Worldwide, Inc. ..          6,579,984

                                                                     19,316,440

Insurance Brokers - 1.2%
     227,530    Marsh & McLennan Companies, Inc. ...........         11,290,039

Medical - Drugs - 3.5%
     111,670    Forest Laboratories, Inc.* .................          5,346,760
      77,865    Merck & Company, Inc.# .....................          4,304,377
     367,585    Pfizer, Inc. ...............................         12,262,636
     140,210    Roche Holding A.G. .........................         11,692,847

                                                                     33,606,620

Medical - Generic Drugs - 0.4%
      53,045    Barr Laboratories, Inc.*,# .................          3,583,190

Medical Instruments - 0.7%
     127,920    Medtronic, Inc. ............................          6,587,880

Medical Products - 0.6%
     104,065    Johnson & Johnson# .........................          5,389,526

Multi-Line Insurance - 0.8%
     107,255    Allstate Corp. .............................          4,078,908
      62,365    American International Group, Inc.# ........          4,003,833

                                                                      8,082,741

Multimedia - 3.4%
     723,400    AOL Time Warner, Inc.* .....................         11,162,062
     159,720    Gannett Company, Inc. ......................         12,271,288
     211,695    Viacom, Inc. - Class B* ....................          9,212,966

                                                                     32,646,316

Networking Products - 0.6%
     281,565    Cisco Systems, Inc.* .......................          5,496,149

Non-Hazardous Waste Disposal - 0.6%
     238,835    Waste Management, Inc.# ....................          5,705,768

Oil Companies - Exploration and Production - 1.4%
     100,085    Apache Corp. ...............................          6,201,267
      48,103    Burlington Resources, Inc.# ................          2,220,916
      52,402    EnCana Corp.** .............................          1,808,813
      84,900    EnCana Corp. (New York Shares)** ...........          2,932,446

                                                                     13,163,442

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Oil Companies - Integrated - 2.3%
     385,890    Exxon Mobil Corp. ..........................   $     13,729,966
      55,443    Total S.A. - Class B** .....................          8,212,386
       7,850    Total S.A. (ADR)**,# .......................            577,760

                                                                     22,520,112

Pharmacy Services - 0.2%
      55,560    Caremark Rx, Inc.* .........................          1,390,111

Pipelines - 0.2%
     324,555    El Paso Corp.# .............................          2,284,867

Reinsurance - 1.2%
       5,003    Berkshire Hathaway, Inc. - Class B* ........         12,022,209

Retail - Building Products - 0.2%
      70,100    Home Depot, Inc. ...........................          2,187,120

Retail - Consumer Electronics - 0.7%
     153,760    Best Buy Company, Inc.*,# ..................          6,711,624

Retail - Discount - 1.7%
     139,245    Costco Wholesale Corp.* ....................          5,159,027
     207,240    Wal-Mart Stores, Inc. ......................         11,586,788

                                                                     16,745,815

Retail - Drug Store - 0.3%
      90,185    Walgreen Co. ...............................          2,698,335

Retail - Jewelry - 0.4%
     110,000    Tiffany & Co.# .............................          3,779,600

Semiconductor Components/Integrated Circuits - 0.7%
      87,743    Linear Technology Corp. ....................          3,235,962
      78,793    Maxim Integrated Products, Inc. ............          3,079,230

                                                                      6,315,192

Soap and Cleaning Preparations - 0.4%
     205,755    Reckitt Benckiser PLC** ....................          3,781,689

Super-Regional Banks - 2.1%
      81,795    Bank of America Corp. ......................          6,753,813
      57,410    SunTrust Banks, Inc.# ......................          3,496,269
     248,912    U.S. Bancorp ...............................          6,103,322
     100,185    Wachovia Corp. .............................          4,377,083

                                                                     20,730,487

Telecommunication Equipment - 0.4%
     272,015    Nokia Oyj (ADR)** ..........................          4,161,830

Telephone - Integrated - 0.4%
     245,116    Deutsche Telekom A.G.** ....................          3,738,330

Textile - Home Furnishings - 0.4%
      56,895    Mohawk Industries, Inc.* ...................          3,835,292

Toys - 0.3%
     156,085    Mattel, Inc. ...............................          3,032,732

Transportation - Railroad - 0.7%
     138,360    Canadian National Railway Co.
                  (New York Shares)** ......................          7,201,638

Transportation - Services - 0.5%
      72,310    FedEx Corp.# ...............................          4,656,041

Web Portals/Internet Service Providers - 0.8%
     236,185    Yahoo!, Inc.*,# ............................          7,352,439
--------------------------------------------------------------------------------
Total Common Stock (cost $467,300,899) .....................        501,927,626
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

Corporate Bonds - 24.4%
Aerospace and Defense - 1.1%
                Lockheed Martin Corp.:
$  2,150,000      7.25%, company guaranteed notes
                  due 5/15/06 ..............................   $      2,406,682
   2,895,000      8.20%, notes, due 12/1/09 ................          3,468,702
   3,800,000      7.65%, company guaranteed notes
                  due 5/1/16 ...............................          4,465,046

                                                                     10,340,430

Automotive - Truck Parts and Equipment - Original - 0.7%
                Delphi Corp.:
     530,000      6.125%, notes, due 5/1/04 ................            540,570
   1,495,000      6.55%, notes, due 6/15/06 ................          1,574,571
   3,970,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 ....          4,247,900

                                                                      6,363,041

Beverages - Non-Alcoholic - 0.8%
                Coca-Cola Enterprises, Inc.:
   2,155,000      5.375%, notes, due 8/15/06 ...............          2,322,254
   1,920,000      4.375%, notes, due 9/15/09 ...............          1,932,908
     913,000      7.125%, notes, due 9/30/09 ...............          1,046,795
   2,305,000      6.125%, notes, due 8/15/11 ...............          2,498,463

                                                                      7,800,420

Brewery - 1.2%
                Anheuser-Busch Companies, Inc.:
   1,770,000      5.375%, notes, due 9/15/08 ...............          1,900,555
   2,650,000      5.65%, notes, due 9/15/08 ................          2,879,045
     300,000      5.125%, notes, due 10/1/08 ...............            318,550
   1,600,000      5.75%, notes, due 4/1/10 .................          1,719,453
   1,216,000      6.00%, senior notes, due 4/15/11 .........          1,310,289
   1,390,000      7.55%, notes, due 10/1/30 ................          1,649,336
     325,000      6.80%, notes, due 1/15/31 ................            351,000
   1,095,000      6.80%, notes, due 8/20/32 ................          1,184,530

                                                                     11,312,758

Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
     895,000      6.00%, senior notes, due 11/1/06 .........            963,777
   1,870,000      4.625%, senior notes, due 1/15/08 ........          1,908,030

                                                                      2,871,807

Cable Television - 2.2%
                Comcast Cable Communications, Inc.:
     170,000      6.375%, senior notes, due 1/30/06 ........            182,214
   3,335,000      6.75%, senior notes, due 1/30/11 .........          3,598,999
     835,000      7.125%, senior notes, due 6/15/13 ........            912,004
                Comcast Corp.:
     455,000      5.85%, company guaranteed notes
                  due 1/15/10 ..............................            474,137
     495,000      6.50%, company guaranteed notes
                  due 1/15/15 ..............................            516,171
   2,050,000      7.05%, bonds, due 3/15/33 ................          2,047,253
                Cox Communications, Inc.:
     225,000      7.50%, notes, due 8/15/04 ................            237,465
   1,571,000      7.75%, notes, due 8/15/06 ................          1,778,683
   1,155,000      7.125%, notes, due 10/1/12 ...............          1,290,241
     580,000    CSC Holdings, Inc., 7.625%
                  senior notes, due 4/1/11 .................            562,600
                TCI Communications, Inc.:
   2,888,000      8.65%, senior notes, due 9/15/04 .........          3,071,937
   4,954,000      6.875%, senior notes, due 2/15/06 ........          5,405,780
     745,000      7.875%, debentures, due 8/1/13 ...........            853,041

                                                                     20,930,525

See Notes to Schedules of Investments and Financial Statements

44  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Casino Hotels - 0.1%
$  1,490,000    Mandalay Resort Group, 6.50%
                  senior notes, due 7/31/09 (144A) .........   $      1,471,375

Cellular Telecommunications - 0.4%
                AT&T Wireless Services, Inc.:
   1,904,000      7.35%, senior notes, due 3/1/06 ..........          2,113,394
   1,431,000      7.50%, senior notes, due 5/1/07 ..........          1,611,625

                                                                      3,725,019

Chemicals - Specialty - 0.3%
   2,280,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 ................          2,499,708

Commercial Banks - 0.2%
   2,155,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 ......................          2,343,918

Computers - 0.5%
   1,420,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 .......................          1,444,850
   3,185,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 .......................          3,158,870
                Sun Microsystems, Inc.:
     548,000      7.35%, senior notes, due 8/15/04 .........            573,681
      42,000      7.65%, senior notes, due 8/15/09 .........             47,098

                                                                      5,224,499

Containers - Metal and Glass - 0.4%
   2,070,000    Ball Corp., 6.875%
                  company guaranteed senior notes
                  due 12/15/12 (144A) ......................          2,070,000
   1,392,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 ................          1,398,960

                                                                      3,468,960

Containers - Paper and Plastic - 0.6%
                Sealed Air Corp.:
   1,970,000      8.75%, company guaranteed notes
                  due 7/1/08 (144A) ........................          2,265,561
   2,060,000      5.625%, notes, due 7/15/13 (144A) ........          1,969,900
   2,100,000      6.875%, bonds, due 7/15/33 (144A) ........          1,974,798

                                                                      6,210,259

Diversified Financial Services - 1.3%
                General Electric Capital Corp.:
   1,783,000      5.375%, notes, due 4/23/04 ...............          1,835,495
   1,355,000      4.25%, notes, due 1/28/05 ................          1,406,146
   2,100,000      2.85%, notes, due 1/30/06 ................          2,119,572
   3,818,000      5.35%, notes, due 3/30/06 ................          4,075,662
   2,685,000      6.75%, notes, due 3/15/32 ................          2,814,648

                                                                     12,251,523

Diversified Operations - 1.3%
                Honeywell International, Inc.:
   2,450,000      5.125%, notes, due 11/1/06 ...............          2,623,144
   1,575,000      6.125%, bonds, due 11/1/11 ...............          1,687,819
     990,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 .................          1,029,600
                Tyco International Group S.A.:
   1,901,000      5.875%, company guaranteed notes
                  due 11/1/04** ............................          1,939,020
   3,205,000      6.375%, company guaranteed notes
                  due 2/15/06** ............................          3,301,150
   2,280,000      6.375%, company guaranteed notes
                  due 10/15/11** ...........................          2,257,200

                                                                     12,837,933

Shares or Principal Amount                                       Market Value
================================================================================

E-Commerce/Products - 0.4%
$  4,115,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09 ...............................   $      3,826,950

Electric - Integrated - 0.9%
                CMS Energy Corp.:
   1,975,000      9.875%, senior notes, due 10/15/07 .......          2,024,375
   1,480,000      7.50%, senior notes, due 1/15/09 .........          1,413,400
                Dominion Resources, Inc.:
   2,050,000      2.80%, notes, due 2/15/05 ................          2,059,040
     685,000      4.125%, notes, due 2/15/08 ...............            691,645
     715,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12# ......................            751,892
   1,785,000    Illinois Power Corp., 11.50%
                  first mortgage bonds, due 12/15/10 (144A).          1,981,350

                                                                      8,921,702

Electronic Components - Semiconductors - 0.2%
   2,005,000    LSI Logic Corp., 4.00%
                  convertible subordinated notes
                  due 2/15/05 ..............................          1,954,875

Energy - Alternate Sources - 0.2%
   2,055,000    MidAmerican Energy Holdings Co.
                  3.50%, senior notes, due 5/15/08 .........          1,989,647

Finance - Auto Loans - 0.3%
                General Motors Acceptance Corp.:
   1,240,000      5.36%, notes, due 7/27/04 ................          1,273,508
   1,350,000      5.25%, notes, due 5/16/05 ................          1,385,267

                                                                      2,658,775

Finance - Commercial - 0.3%
   2,795,000    Caterpillar Financial Services Corp.
                  2.35%, notes, due 9/15/06 ................          2,763,285

Finance - Consumer Loans - 0.1%
   1,320,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 .......................          1,431,561

Finance - Credit Card - 0.2%
   1,870,000    American Express Co., 4.875%
                  notes, due 7/15/13 .......................          1,827,882

Finance - Investment Bankers/Brokers - 0.7%
     433,000    Charles Schwab Corp., 8.05%
                  senior notes, due 3/1/10 .................            495,269
   1,455,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 ................          1,610,205
                Citigroup, Inc.:
   2,603,000      7.25%, subordinated notes, due 10/1/10 ...          2,972,610
   1,790,000      6.625%, subordinated notes, due 6/15/32 ..          1,842,528

                                                                      6,920,612

Food - Diversified - 1.0%
                Dean Foods Co.:
     550,000      6.75%, senior notes, due 6/15/05 .........            552,750
     895,000      8.15%, senior notes, due 8/1/07 ..........            948,700
   1,550,000      6.625%, senior notes, due 5/15/09 ........          1,581,000
     398,000      6.90%, senior notes, due 10/15/17 ........            394,020
                General Mills, Inc.:
   1,460,000      5.125%, notes, due 2/15/07 ...............          1,555,820
   1,965,000      6.00%, notes, due 2/15/12 ................          2,080,459
                Kellogg Co.:
   1,275,000      2.875%, notes, due 6/1/08 ................          1,223,989
   1,405,000      7.45%, debentures, due 4/1/31 ............          1,602,994

                                                                      9,939,732

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Food - Retail - 0.3%
$  1,149,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 .....   $      1,297,226
                Kroger Co.:
     835,000      7.80%, notes, due 8/15/07 ................            940,042
     367,000      7.00%, senior notes, due 5/1/18 ..........            393,211

                                                                      2,630,479

Food - Wholesale/Distribution - 0.1%
     750,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) .......................            807,559

Hotels and Motels - 0.5%
     920,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 .....            931,500
     780,000    John Q. Hamons Hotels, 8.875%
                  first mortgage notes, due 5/15/12 ........            817,050
                Starwood Hotels & Resorts Worldwide, Inc.:
     845,000      6.75%, notes, due 11/15/05 ...............            874,575
   1,645,000      7.375%, company guaranteed notes
                  due 5/1/07 ...............................          1,702,575
     900,000      7.875%, company guaranteed notes
                  due 5/1/12 ...............................            954,000

                                                                      5,279,700

Insurance Brokers - 0.2%
   1,500,000    Marsh & McLennan Companies, Inc.
                  5.375%, senior notes, due 3/15/07 ........          1,612,250

Medical - Drugs - 0.1%
     985,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 ........................          1,063,227
     129,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 .......................            141,109

                                                                      1,204,336

Medical - HMO - 0.1%
                UnitedHealth Group, Inc.:
     665,000      7.50%, notes, due 11/15/05 ...............            740,729
     596,000      5.20%, notes, due 1/17/07 ................            635,660

                                                                      1,376,389

Multi-Line Insurance - 0.2%
   1,430,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) .........          1,530,628

Multimedia - 2.4%
                AOL Time Warner, Inc.:
   3,916,000      5.625%, notes, due 5/1/05 ................          4,113,641
   3,385,000      6.15%, company guaranteed notes
                  due 5/1/07 ...............................          3,702,682
   3,750,000      9.15%, debentures, due 2/1/23 ............          4,361,400
   2,750,000      7.70%, notes, due 5/1/32 .................          2,884,447
                Viacom, Inc.:
   2,040,000      7.75%, company guaranteed notes
                  due 6/1/05 ...............................          2,246,844
     570,000      7.70%, company guaranteed notes
                  due 7/30/10 ..............................            669,375
   5,150,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 ........................          5,296,481

                                                                     23,274,870

Shares or Principal Amount                                       Market Value
================================================================================

Non-Hazardous Waste Disposal - 0.2%
$  1,410,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 ................         $1,438,200
     445,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 ................            469,277

                                                                      1,907,477

Oil - Field Services - 0.1%
     730,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08 ................            762,850

Oil Companies - Exploration and Production - 0.2%
   1,880,000    Burlington Resources Finance Co., 7.20%
                  company guaranteed notes, due 8/15/31** ..          2,059,053

Oil Companies - Integrated - 0.6%
   2,060,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 ................          2,226,333
   3,463,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04 .......................          3,367,768

                                                                      5,594,101

Pipelines - 0.6%
                Duke Capital Corp.:
   1,380,000      6.25%, senior notes, due 7/15/05 .........          1,434,689
     715,000      6.25%, senior notes, due 2/15/13 .........            701,439
   2,890,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11# ...............          2,283,100
   1,470,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 ........................          1,378,125

                                                                      5,797,353

Retail - Building Products - 0.3%
   2,735,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 ................          2,882,127

Retail - Discount - 0.7%
     920,000    Target Corp., 5.50%
                  notes, due 4/1/07 ........................            990,921
                Wal-Mart Stores, Inc.:
   3,330,000      5.45%, senior notes, due 8/1/06 ..........          3,610,849
   1,700,000      6.875%, senior notes, due 8/10/09 ........          1,941,529

                                                                      6,543,299

Retail - Restaurants - 0.1%
   1,195,000    Yum! Brands, Inc., 7.70%
                  senior notes, due 7/1/12 .................          1,290,600

Specified Purpose Acquisition Company - 0.1%
     665,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed notes
                  due 10/31/04 (144A) ......................            643,388

Super-Regional Banks - 0.1%
     682,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ..........            788,379

Telecommunication Services - 0.8%
                Verizon Global Funding Corp.:
   1,990,000      6.125%, notes, due 6/15/07# ..............          2,173,946
   5,390,000      4.00%, notes, due 1/15/08 ................          5,428,997

                                                                      7,602,943

Telephone - Integrated - 0.3%
   2,340,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08 ..............................          2,283,578
   1,375,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 .......................          1,128,636

                                                                      3,412,214

See Notes to Schedules of Investments and Financial Statements

46  Janus Adviser Series  July 31, 2003

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Textile - Home Furnishings - 0.3%
$  2,920,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 .......................   $      3,210,376

Tools - Hand Held - 0.4%
   2,655,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 .................          2,997,463
     990,000    Stanley Works, 4.90%
                  notes, due 11/1/12 (144A) ................            962,694

                                                                      3,960,157
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $231,510,572) ..................        236,057,724
--------------------------------------------------------------------------------
Foreign Bonds - 0.3%
Foreign Government - 0.3%
EUR
   2,155,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** (cost $2,359,480) ....          2,585,394
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Automotive - Cars and Light Trucks - 0.6%
     184,880    General Motors Corp.
                  convertible, 6.25% .......................          4,560,990
      46,865    General Motors Corp. - Series B
                  convertible, 5.25%# ......................          1,007,597

                                                                      5,568,587
Publishing - Newspapers - 0.2%
      22,397    Tribune Co., convertible, 2.00% ............          1,699,372
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,997,271) ....................          7,267,959
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09*,(beta)
                  (cost $0) ................................                  2
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.3%
                Fannie Mae:
$ 12,580,000      1.875%, due 12/15/04 .....................         12,619,501
   7,810,000      2.125%, due 4/15/06 ......................          7,721,169
   4,855,000      5.50%, due 5/2/06 ........................          5,209,444
   1,815,000      4.75%, due 1/2/07 ........................          1,904,040
   4,600,000      5.00%, due 1/15/07 .......................          4,891,962
   1,185,000      2.50%, due 6/15/08 .......................          1,122,374
   1,715,000      5.25%, due 1/15/09 .......................          1,821,747
     330,000      6.375%, due 6/15/09 ......................            367,736
   2,297,000      6.25%, due 2/1/11 ........................          2,461,837
   3,996,000      5.375%, due 11/15/11 .....................          4,138,206
   3,621,000      6.125%, due 3/15/12 ......................          3,923,415
   3,630,000    Federal Home Loan Bank System, 6.50%
                  due 11/15/05 .............................          3,976,298
                Freddie Mac:
  15,170,000      1.875%, due 1/15/05 ......................         15,205,847
   3,775,000      4.25%, due 6/15/05 .......................          3,933,244
   7,105,000      2.375%, due 4/15/06 ......................          7,076,161
   1,200,000      5.75%, due 4/15/08 .......................          1,304,518
     530,000      5.75%, due 3/15/09 .......................            574,890
     515,000      7.00%, due 3/15/10 .......................            591,068
     555,000      5.875%, due 3/21/11 ......................            580,021
     852,000      6.25%, due 7/15/32 .......................            865,743
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $79,859,591) ..........         80,289,221
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

U.S. Treasury Notes/Bonds - 7.3%
$  1,850,000      6.50%, due 5/15/05 .......................   $      2,006,455
   4,325,000      4.625%, due 5/15/06 ......................          4,601,899
   5,125,000      3.50%, due 11/15/06 ......................          5,274,348
   5,580,000      2.625%, due 5/15/08 ......................          5,416,523
   4,370,000      5.625%, due 5/15/08 ......................          4,820,997
   4,225,000      6.00%, due 8/15/09 .......................          4,744,709
      95,000      6.50%, due 2/15/10 .......................            109,391
   1,795,000      5.75%, due 8/15/10 .......................          1,985,789
   1,890,000      5.00%, due 8/15/11 .......................          1,985,755
     360,000      4.375%, due 8/15/12 ......................            358,889
   3,600,000      3.625%, due 5/15/13 ......................          3,358,688
   6,219,000      7.25%, due 5/15/16 .......................          7,560,457
     887,000      8.125%, due 8/15/19 ......................          1,163,564
   3,924,000      7.875%, due 2/15/21 ......................          5,060,120
   3,444,000      7.25%, due 8/15/22 .......................          4,194,954
   6,515,000      6.25%, due 8/15/23 .......................          7,153,268
   4,166,000      6.00%, due 2/15/26 .......................          4,446,068
   2,188,000      5.25%, due 2/15/29 .......................          2,110,737
   3,078,000      6.25%, due 5/15/30 .......................          3,404,317
   1,030,000      5.375%, due 2/15/31 ......................          1,024,849
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $71,181,344) .........         70,781,777
--------------------------------------------------------------------------------
Other Securities - 6.3%
  61,313,850    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $61,313,850) ......         61,313,850
--------------------------------------------------------------------------------
Repurchase Agreement - 6.3%
  61,400,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $61,401,893
                  collateralized by $7,658,692
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $60,332,068 in U.S. Government
                  Agencies, 0%-7.00%, 11/12/03-7/15/32
                  $8,345,159 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $6,350,617, $46,912,577
                  and $9,364,861 (cost $61,400,000) ........         61,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $982,923,007) - 105.5% .......      1,021,623,553
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.5)%    (53,079,183)
--------------------------------------------------------------------------------
Net Assets - 100% .................................            $    968,544,370
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     1.1%               $     11,681,916
Canada                                      1.5%                     15,539,478
Finland                                     0.4%                      4,161,830
France                                      0.9%                      8,790,146
Germany                                     1.3%                     12,982,264
Luxembourg                                  0.7%                      7,497,370
South Korea                                 0.5%                      4,880,644
Switzerland                                 1.4%                     13,892,847
United Kingdom                              0.4%                      3,781,691
United States++                            91.8%                    938,415,367
--------------------------------------------------------------------------------
Total                                     100.0%               $  1,021,623,553

++Includes Short-Term Securities (79.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2003

Currency Sold and                    Currency          Currency       Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03              1,000,000       $ 1,599,222     $   (49,222)
British Pound 4/16/04                 500,000           790,581            2,969
Canadian Dollar 10/17/03            1,300,000           919,497         (35,724)
Euro 9/26/03                       10,900,000        12,245,556        (404,341)
South Korean Won
  11/12/03                      1,450,000,000         1,218,742          (3,747)
--------------------------------------------------------------------------------
Total                                               $16,773,598     $  (490,065)

See Notes to Schedules of Investments and Financial Statements

48  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

--------------------------------------------------------------------------------
[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Core Equity Fund gained 5.17% for its I Shares, while its benchmark, the S&P 500(R) Index, gained 10.64%(1). These results ranked the Fund's I Shares in the fourth quartile, placing it 896th out of 1,062 large-cap core funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, returned 13.73% through July 31, 2003, while the S&P 500(R) Index advanced 23.33%(1) for the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months.

Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities in Iraq began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. This sharp rebound in equities caught us off guard. Meanwhile, activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest detractor was our position in Honeywell International, a diversified technology and manufacturing company. American International Group (AIG) was another weak performer. AIG is a holding company that, through its subsidiaries, is engaged in insurance in the United States and abroad. Auto manufacturer Ford Motor Company and JP Morgan Chase, a financial holding firm, also detracted from our results, as did pharmaceutical company Schering-Plough.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
At the top of our list of strong performers was our position in Citigroup, a diversified financial services holding company. Also aiding our results were our holdings of Internet portal Yahoo!. Computer printer manufacturer Lexmark International was another strong performer for us, as were railway operator Canadian National Railway Company and Internet commerce company InterActiveCorp (formerly USA Interactive).

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
It's important for me to emphasize that our primary focus is on individual stocks rather than sectors, and that the Fund's sector weightings are merely a residual of our bottom-up approach to security selection. That said, sectors that detracted from our absolute performance during the period included consumer staples and healthcare, an area in which the Fund was substantially underweight versus the index. Meanwhile, a number of individual disappointments within the industrials sector made it one of our worst-performing groups on a relative basis. On the upside, the consumer discretionary sector was the biggest positive contributor to our absolute results. As a percentage of total fund assets, this sector was our largest group weighting and an area in which we were substantially overweight vs. our benchmark. The information technology sector also contributed solidly to our absolute performance. Meanwhile, it's worth noting that the energy sector was a top contributor to our relative performance, due in large part to our strong stock selection in this area.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Our outlook for the economy was perhaps too cautious during the period and convinced us to maintain an average cash position of approximately 12%, which is relatively higher than what we normally hold. This somewhat conservative strategy prevented us from fully participating in the market's gains during the period and, on the whole, held back our performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
While we are disappointed to report performance that lagged the benchmark during the period, we remain confident in our research-driven investment approach, particularly during times of economic uncertainty. This approach focuses on identifying well-managed companies that can perform over the long term. My emphasis in particular is on businesses with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

                                         Janus Adviser Series  July 31, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Core Equity
Fund - I Shares $19,730

S&P 500(R) Index $13,535

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Core Equity Fund - I Shares and the S&P 500(R) Index. Janus Adviser Core Equity Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Core Equity Fund - I Shares ($19,730) as compared to the S&P 500(R) Index ($13,535).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - I Shares                            5.17%        3.51%         11.49%
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - C Shares at NAV**                   4.63%        2.84%         10.78%
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - C Shares at MOP***                  2.55%        2.64%         10.60%
--------------------------------------------------------------------------------
S&P 500(R) Index                          10.64%      (1.05)%          4.96%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its assets in equity securities selected for their growth potential. The fund may invest in companies of any size.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock -- 0.7%

Cash and Cash Equivalents -- 7.9%

Common Stock -- Foreign -- 14.7%

Common Stock -- Domestic -- 76.7%

Number of Stocks: 95
Top 10 Equities: 22.1%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                    JULY 31, 2003           JULY 31, 2002

Citigroup, Inc.                              3.0%                    2.4%
3M Co.                                       2.5%                    2.5%
Gannett Company, Inc.                        2.2%                    2.4%
General Electric Co.                         2.2%                    1.8%
Wal-Mart Stores, Inc.                        2.1%                    0.7%
Anheuser-Busch Companies, Inc.               2.1%                    2.6%
Roche Holding A.G.                           2.0%                      --
Exxon Mobil Corp.                            2.0%                    2.6%
Procter & Gamble Co.                         2.0%                    1.1%
Tyco International, Ltd.
  (New York Shares)                          2.0%                      --

--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER CORE EQUITY FUND           o S&P 500(R) INDEX

                                               JANUS ADVISER
                                                CORE EQUITY     S&P 500(R)
                                                    FUND          INDEX

Diversified Operations                              7.8%
Medical -- Drugs                                    5.3%
Multimedia                                          5.3%
Hotels and Motels                                   4.4%
Finance -- Investment Bankers/Brokers               4.3%
Cosmetics and Toiletries                            3.6%
Oil Companies -- Integrated                         3.3%
Broadcast Services and Programming                  2.9%
Retail -- Discount                                  2.8%
Super-Regional Banks                                2.4%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Core Equity Fund - I Shares 20th out of 572 large-cap core funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 5/1/97.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

50  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 91.4%
Advertising Sales - 0.9%
      13,170    Lamar Advertising Co.* .....................   $        451,863

Aerospace and Defense - 0.7%
       4,585    General Dynamics Corp. .....................            363,774

Agricultural Chemicals - 1.2%
       9,295    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares)** ......................            604,547

Applications Software - 1.7%
      32,080    Microsoft Corp. ............................            846,912

Athletic Footwear - 0.6%
       3,321    Adidas - Salomon A.G.** ....................            279,114

Automotive - Cars and Light Trucks - 0.7%
       9,378    BMW A.G.** .................................            364,163

Automotive - Truck Parts and Equipment - Original - 1.6%
      14,800    Lear Corp.* ................................            769,304

Beverages - Non-Alcoholic - 1.7%
      19,320    Pepsi Bottling Group, Inc. .................            424,654
       8,325    PepsiCo, Inc. ..............................            383,533

                                                                        808,187

Brewery - 2.1%
      19,281    Anheuser-Busch Companies, Inc. .............            999,141

Broadcast Services and Programming - 2.9%
      19,280    Fox Entertainment Group, Inc. - Class A* ...            583,606
      74,980    Liberty Media Corp. - Class A* .............            831,528

                                                                      1,415,134

Cable Television - 1.2%
      11,684    Comcast Corp. - Class A* ...................            354,259
       3,341    Comcast Corp. - Special Class A* ...........             97,891
       3,785    Cox Communications, Inc. - Class A* ........            120,325

                                                                        572,475

Chemicals - Diversified - 0.8%
       8,565    E.I. du Pont de Nemours and Co. ............            376,346

Chemicals - Specialty - 0.5%
      21,375    Syngenta A.G. (ADR) ........................            235,125

Computers - 1.2%
       7,390    IBM Corp. ..................................            600,437

Computers - Integrated Systems - 1.3%
      19,060    Dell, Inc.* ................................            641,941

Computers - Peripheral Equipment - 0.8%
       5,855    Lexmark International Group, Inc. - Class A*            375,715

Containers - Metal and Glass - 0.4%
      17,000    Owens-Illinois, Inc.* ......................            194,310

Cosmetics and Toiletries - 3.6%
       3,430    Avon Products, Inc. ........................            213,998
       9,575    Colgate-Palmolive Co. ......................            522,795
      11,235    Procter & Gamble Co. .......................            987,219

                                                                      1,724,012

Data Processing and Management - 0.4%
       6,675    VERITAS Software Corp.* ....................            205,590

Diagnostic Equipment - 0.5%
      21,145    Cytyc Corp.* ...............................            249,934

Disposable Medical Products - 0.4%
       2,910    C.R. Bard, Inc. ............................            199,510

Shares or Principal Amount                                       Market Value
================================================================================

Diversified Operations - 7.8%
       8,715    3M Co. .....................................   $      1,221,843
      37,019    General Electric Co. .......................          1,052,820
      20,120    Honeywell International, Inc. ..............            568,994
      50,890    Tyco International, Ltd. (New York Shares) .            946,554

                                                                      3,790,211

E-Commerce/Services - 0.8%
       9,455    InterActiveCorp* ...........................            382,644

Electric Products - Miscellaneous - 0.7%
         300    Samsung Electronics Company, Ltd.** ........            105,718
       1,405    Samsung Electronics Company, Ltd. (GDR)** ..            247,556

                                                                        353,274

Electronic Components - Semiconductors - 2.2%
      19,790    Intel Corp. ................................            493,760
      31,250    Texas Instruments, Inc. ....................            589,688

                                                                      1,083,448

Finance - Investment Bankers/Brokers - 4.3%
      32,406    Citigroup, Inc. ............................          1,451,789
       4,225    Goldman Sachs Group, Inc. ..................            368,166
       5,500    Morgan Stanley Co. .........................            260,920

                                                                      2,080,875

Food - Retail - 0.6%
       5,565    Whole Foods Market, Inc.* ..................            283,681

Hotels and Motels - 4.4%
      11,005    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** ......................            277,326
       5,555    Four Seasons Hotels, Inc.** ................            238,309
      20,070    Marriott International, Inc. - Class A .....            824,877
      23,740    Starwood Hotels & Resorts Worldwide, Inc. ..            773,924

                                                                      2,114,436

Insurance Brokers - 1.8%
      17,780    Marsh & McLennan Companies, Inc. ...........            882,244

Medical - Drugs - 5.3%
       8,065    Forest Laboratories, Inc.* .................            386,152
       5,290    Merck & Company, Inc. ......................            292,431
      27,425    Pfizer, Inc. ...............................            914,898
      11,934    Roche Holding A.G. .........................            995,239

                                                                      2,588,720

Medical - Generic Drugs - 0.7%
       4,975    Barr Laboratories, Inc.* ...................            336,061

Medical Instruments - 1.0%
       9,630    Medtronic, Inc. ............................            495,945

Medical Products - 0.8%
       7,525    Johnson & Johnson ..........................            389,720

Metal Processors and Fabricators - 0.3%
       4,770    Precision Castparts Corp. ..................            153,833

Multimedia - 5.3%
      59,025    AOL Time Warner, Inc.* .....................            910,756
      13,840    Gannett Company, Inc. ......................          1,063,327
      13,333    Viacom, Inc. - Class B* ....................            580,252

                                                                      2,554,335

Networking Products - 0.8%
      19,940    Cisco Systems, Inc.* .......................            389,229

Non-Hazardous Waste Disposal - 1.5%
      29,870    Waste Management, Inc. .....................            713,594

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Oil Companies - Exploration and Production - 2.2%
       6,088    Apache Corp. ...............................   $        377,212
       6,095    Burlington Resources, Inc. .................            281,406
       7,992    EnCana Corp.** .............................            275,868
       4,435    EnCana Corp. (New York Shares)** ...........            153,185

                                                                      1,087,671

Oil Companies - Integrated - 3.3%
      27,790    Exxon Mobil Corp. ..........................            988,768
       1,085    Total S.A. (ADR)** .........................             79,856
       3,477    Total S.A. - Class B** .....................            515,024

                                                                      1,583,648

Pharmacy Services - 1.4%
      27,640    Caremark Rx, Inc.* .........................            691,553

Pipelines - 1.2%
      33,285    El Paso Corp. ..............................            234,326
       9,342    Kinder Morgan Management LLC* ..............            348,457

                                                                        582,783

Property and Casualty Insurance - 0.8%
      22,560    Travelers Property Casualty Corp. - Class A             365,472

Publishing - Newspapers - 0.8%
       9,500    Dow Jones & Company, Inc. ..................            402,135

Reinsurance - 1.9%
         379    Berkshire Hathaway, Inc. - Class B* ........            910,737

Retail - Auto Parts - 0.2%
       1,675    Advance Auto Parts, Inc.* ..................            113,783

Retail - Building Products - 0.5%
       8,000    Home Depot, Inc. ...........................            249,600

Retail - Consumer Electronics - 1.1%
      12,030    Best Buy Company, Inc.* ....................            525,109

Retail - Discount - 2.8%
       8,745    Costco Wholesale Corp.* ....................            324,002
      18,144    Wal-Mart Stores, Inc. ......................          1,014,431

                                                                      1,338,433

Retail - Drug Store - 0.2%
       3,450    Walgreen Co. ...............................            103,224

Retail - Jewelry - 0.7%
       9,455    Tiffany & Co. ..............................            324,874

Semiconductor Components/Integrated Circuits - 1.0%
       7,377    Linear Technology Corp. ....................            272,064
       4,949    Maxim Integrated Products, Inc. ............            193,407

                                                                        465,471

Soap and Cleaning Preparations - 0.6%
      14,575    Reckitt Benckiser PLC** ....................            267,882

Super-Regional Banks - 2.4%
       6,325    Bank of America Corp. ......................            522,255
       2,695    SunTrust Banks, Inc. .......................            164,126
      10,924    U.S. Bancorp ...............................            267,856
       5,210    Wachovia Corp. .............................            227,625

                                                                      1,181,862

Telecommunication Equipment - 0.6%
      20,210    Nokia Oyj (ADR)** ..........................            309,213

Shares or Principal Amount                                       Market Value
================================================================================

Telephone - Integrated - 0.7%
      22,273    Deutsche Telekom A.G.*,** ..................   $        339,692

Textile-Home Furnishings - 0.6%
       4,145    Mohawk Industries, Inc.* ...................            279,414

Toys - 0.7%
      18,255    Mattel, Inc. ...............................            354,695

Transportation - Railroad - 1.9%
      17,345    Canadian National Railway Co.
                  (New York Shares)** ......................            902,807

Transportation - Services - 0.8%
       6,195    FedEx Corp. ................................            398,896

Web Portals/Internet Service Providers - 1.5%
      23,520    Yahoo!, Inc.* ..............................            732,178
--------------------------------------------------------------------------------
Total Common Stock (cost $40,685,239) ......................         44,380,916
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
$      5,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 (cost $4,974) ..              5,388
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Automotive - Cars and Light Trucks - 0.5%
       3,575    General Motors Corp. - Series A
                  convertible, 4.50% .......................             86,247
         378    Porsche A.G.** .............................            154,442

                                                                        240,689

Publishing - Newspapers - 0.2%
       1,364    Tribune Co., convertible, 2.00% ............            103,494
--------------------------------------------------------------------------------
Total Preferred Stock (cost $347,964) ......................            344,183
--------------------------------------------------------------------------------
Repurchase Agreement - 4.1%
$  2,000,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $2,000,062
                  collateralized by $249,469
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $1,965,214 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $271,829 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $206,860, $1,528,097
                  and $305,044 (cost $2,000,000) ...........          2,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $43,038,177) - 96.2% .........         46,730,487
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.8%         1,857,365
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................        $48,587,852
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

52  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     2.0%               $        946,554
Canada                                      5.2%                      2,452,042
Finland                                     0.7%                        309,213
France                                      1.3%                        594,880
Germany                                     2.4%                      1,137,411
South Korea                                 0.8%                        353,274
Switzerland                                 2.6%                      1,230,364
United Kingdom                              0.6%                        267,882
United States++                            84.4%                     39,438,867
--------------------------------------------------------------------------------
Total                                     100.0%               $     46,730,487

++Includes Short-Term Securities (80.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03              20,000        $    32,026        $      (829)
British Pound 10/17/03            100,000            159,922             (4,922)
Canadian Dollar 10/17/03          200,000            141,461             (5,763)
Euro 9/26/03                      880,000            988,632            (27,983)
South Korean Won
  11/12/03                    200,000,000            168,102               (517)
--------------------------------------------------------------------------------
Total                                            $ 1,490,143        $   (40,014)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

                                                            Subadvised by INTECH

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Adviser Risk-Managed Large Cap Core Fund advanced 8.90% for its I Shares and 8.60% for its C Shares through July 31, 2003, while its benchmark, the S&P 500 Index, gained 10.06%(1).

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the equity market's upside without increasing risk along the way.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500 Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term while limiting losses during more challenging markets. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Fund continued to gain ground on the tail of a pronounced market upswing. Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's "weighting" in the Fund to keep the portfolio potentially more efficient than the index without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. In addition to producing positive returns, the Fund also remained focused on its disciplined mathematical process, which we believe has well-positioned it to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE FUND'S RECENT PERFORMANCE?
The Fund's performance can primarily be attributed to two factors: stocks' relative volatility and correlation (relationship) of stocks to one another. Our investment process uses historical information to attempt to improve the weightings of stocks in the portfolio. Relative underperformance of Janus Adviser Risk-Managed Large Cap Core Fund for the period can primarily be attributed to the process. When the stock market "turns" dramatically (either up or down) as it did at year end, it may take a while for the process to "catch up" with the change. The investment process incorporates a rolling 52-week period of price history into the process, meaning we drop one week of history as we add another over time. Given that we use price history, there can be a lag effect. That is somewhat typical for the process and is random in nature.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
INTECH's mathematical-based, risk-managed investment process seeks to outperform the S&P 500 Index over the long term while controlling risk. We will continue to implement the process in an attempt to accomplish this in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

54  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          CUMULATIVE TOTAL RETURN - FOR THE PERIOD ENDED JULY 31, 2003
--------------------------------------------------------------------------------

                                                                  SINCE
                                                                INCEPTION*
     ----------------------------------------------------------------------
     Janus Adviser Risk-Managed
     Large Cap Core Fund - I Shares                                8.90%
     ----------------------------------------------------------------------
     Janus Adviser Risk-Managed Large
     Cap Core Fund - C Shares at NAV**                             8.60%
     ----------------------------------------------------------------------
     Janus Adviser Risk-Managed Large
     Cap Core Fund - C Shares at MOP***                            6.45%
     ----------------------------------------------------------------------
     S&P 500(R) Index                                             10.06%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Fund's benchmark. The primary aim of the strategy is to outperform the benchmark index. The Fund normally invests at least 80% of its assets in common stocks of large-sized companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents -- 0.5%

Common Stock -- Foreign -- 1.3%

Common Stock -- Domestic -- 98.2%

Number of Stocks: 290
Top 10 Equities: 15.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                                                  JULY 31, 2003

General Electric Co.                                                       2.1%
Boston Scientific Corp.                                                    1.9%
Exxon Mobil Corp.                                                          1.6%
Pfizer, Inc.                                                               1.6%
eBay, Inc.                                                                 1.6%
Citigroup, Inc.                                                            1.4%
Microsoft Corp.                                                            1.4%
Yahoo!, Inc.                                                               1.3%
Merck & Company, Inc.                                                      1.2%
Wal-Mart Stores, Inc.                                                      1.2%

--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND          o S&P 500(R) INDEX

                                               JANUS ADVISER
                                                RISK-MANAGED
                                                 LARGE CAP      S&P 500(R)
                                                 CORE FUND        INDEX

Medical -- Drugs                                    5.1%
Super-Regional Banks                                4.9%
Finance -- Investment Bankers/Brokers               4.8%
Diversified Operations                              4.0%
Electric -- Integrated                              3.5%
Medical Instruments                                 3.4%
Telephone -- Integrated                             2.6%
Medical Products                                    2.6%
Oil Companies -- Integrated                         2.4%
Applications Software                               2.3%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 1/2/03.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

For the Class I shares a 1% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

A fund's performance for very short time periods may not be indicative of future performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

                                         Janus Adviser Series  July 31, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 99.5%
Advertising Agencies - 0.1%
         200    Omnicom Group, Inc. ........................   $         14,776

Aerospace and Defense - 0.1%
         100    Northrop Grumman Corp. .....................              9,224

Agricultural Operations - 0.1%
         700    Monsanto Co. ...............................             16,100

Airlines - 0.1%
       1,000    Southwest Airlines Co. .....................             16,410

Apparel Manufacturers - 0.4%
       1,200    Liz Claiborne, Inc. ........................             41,316
         100    V. F. Corp. ................................              3,813

                                                                         45,129

Applications Software - 2.3%
       2,400    Citrix Systems, Inc.* ......................             43,560
         500    Intuit, Inc.* ..............................             21,510
       1,100    Mercury Interactive Corp.* .................             43,296
       6,100    Microsoft Corp. ............................            161,040

                                                                        269,406

Athletic Footwear - 0.3%
         300    NIKE, Inc. - Class B .......................             15,522
         700    Reebok International, Ltd.* ................             23,030

                                                                         38,552

Automotive - Medium and Heavy Duty Trucks - 1.0%
         200    Navistar International Corp.* ..............              7,804
       1,400    PACCAR, Inc. ...............................            108,080

                                                                        115,884

Automotive - Truck Parts and Equipment - Original - 0.3%
         300    Johnson Controls, Inc. .....................             28,983

Beverages - Non-Alcoholic - 0.6%
         300    Coca-Cola Co. ..............................             13,491
       1,300    Coca-Cola Enterprises, Inc. ................             22,165
         100    Pepsi Bottling Group, Inc. .................              2,198
         600    PepsiCo, Inc. ..............................             27,642
                                                                         65,496

Beverages - Wine and Spirits - 0.2%
         300    Brown-Forman Corp. - Class B ...............             23,370

Brewery - 0.4%
         800    Anheuser-Busch Companies, Inc. .............             41,456

Broadcast Services and Programming - 0.3%
         800    Clear Channel Communications, Inc.* ........             32,760

Building - Residential and Commercial - 0.9%
         700    Centex Corp. ...............................             50,799
         400    KB Home ....................................             22,644
         500    Pulte Homes, Inc. ..........................             30,560

                                                                        104,003

Cable Television - 0.6%
       2,300    Comcast Corp. - Class A* ...................             69,736

Casino Services - 0.9%
       4,100    International Game Technology ..............            104,345

Cellular Telecommunications - 1.1%
       6,800    Nextel Communications, Inc. - Class A* .....            124,168

Chemicals - Diversified - 0.5%
         500    Dow Chemical Co. ...........................             17,650
         800    E.I. du Pont de Nemours and Co. ............             35,152

                                                                         52,802

Shares or Principal Amount                                       Market Value
================================================================================

Chemicals - Specialty - 0.8%
       2,800    Ecolab, Inc. ...............................   $         69,188
         100    Great Lakes Chemical Corp. .................              2,180
         300    Sigma-Aldrich Corp. ........................             17,091

                                                                         88,459

Coatings and Paint Products - 0.1%
         300    Sherwin-Williams Co. .......................              9,000

Commercial Banks - 2.0%
       1,900    AmSouth Bancorporation .....................             41,173
         200    BB&T Corp. .................................              6,980
         300    Charter One Financial, Inc. ................              9,756
       1,200    First Tennessee National Corp. .............             51,480
       1,200    Regions Financial Corp. ....................             43,320
       2,000    SouthTrust Corp. ...........................             57,320
         800    Union Planters Corp. .......................             25,712

                                                                        235,741

Commercial Services - 0.2%
       1,500    Quintiles Transnational Corp.* .............             20,625

Commercial Services - Finance - 0.7%
         600    Deluxe Corp. ...............................             26,640
         100    H&R Block, Inc. ............................              4,239
         900    Moody's Corp. ..............................             46,548
         200    Paychex, Inc. ..............................              6,506

                                                                         83,933

Computer Aided Design - 0.2%
       1,400    Autodesk, Inc. .............................             20,944

Computer Services - 0.1%
       1,400    Unisys Corp.* ..............................             17,164

Computers - 1.8%
         200    Apple Computer, Inc.* ......................              4,210
       4,000    Hewlett-Packard Co. ........................             84,680
       1,500    IBM Corp. ..................................            121,875

                                                                        210,765

Computers - Integrated Systems - 1.0%
       3,500    Dell, Inc.* ................................            117,880

Computers - Memory Devices - 0.4%
       3,000    Network Appliance, Inc.* ...................             47,940

Computers - Peripheral Equipment - 0.9%
       1,600    Lexmark International Group, Inc. - Class A*            102,672

Consumer Products - Miscellaneous - 0.7%
       1,000    Clorox Co. .................................             43,390
         600    Fortune Brands, Inc. .......................             33,366
                                                                         76,756

Containers - Metal and Glass - 0.3%
         600    Ball Corp. .................................             29,820

Containers - Paper and Plastic - 0.6%
         100    Bemis Company, Inc. ........................              4,469
       1,000    Pactiv Corp.* ..............................             19,750
       1,000    Sealed Air Corp.* ..........................             47,730

                                                                         71,949

Cosmetics and Toiletries - 1.4%
         100    Alberto-Culver Co. - Class B ...............              5,563
         700    Avon Products, Inc. ........................             43,673
         400    Colgate-Palmolive Co. ......................             21,840
         800    International Flavors & Fragrances, Inc. ...             24,120
         700    Procter & Gamble Co. .......................             61,509

                                                                        156,705

See Notes to Schedules of Investments and Financial Statements

56  Janus Adviser Series  July 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Cruise Lines - 0.1%
         400    Carnival Corp. .............................   $         13,724

Data Processing and Management - 0.7%
       1,300    First Data Corp. ...........................             49,088
       1,000    VERITAS Software Corp.* ....................             30,800

                                                                         79,888

Disposable Medical Products - 0.4%
         600    C.R. Bard, Inc. ............................             41,136

Distribution and Wholesale - 0.4%
         100    Genuine Parts Co. ..........................              3,094
         800    W.W. Grainger, Inc. ........................             39,360

                                                                         42,454

Diversified Operations - 4.0%
         500    3M Co. .....................................             70,100
         900    Cendant Corp.* .............................             16,155
         400    Cooper Industries, Ltd. - Class A ..........             17,732
         300    Danaher Corp. ..............................             21,660
         200    Eaton Corp. ................................             16,834
       8,400    General Electric Co. .......................            238,896
         200    Illinois Tool Works, Inc. ..................             13,930
         200    Ingersoll-Rand Co. - Class A ...............             10,848
         200    ITT Industries, Inc. .......................             13,340
       2,500    Tyco International, Ltd. (New York Shares) .             46,500

                                                                        465,995

E-Commerce/Services - 1.7%
       1,700    eBay, Inc.* ................................            182,240
         400    Monster Worldwide, Inc.* ...................             10,620

                                                                        192,860

Electric - Integrated - 3.5%
         500    Ameren Corp. ...............................             20,880
       1,100    Cinergy Corp. ..............................             37,422
         500    Consolidated Edison, Inc. ..................             19,855
         600    Constellation Energy Group, Inc. ...........             20,040
         400    DTE Energy Co. .............................             14,284
         200    Edison International* ......................              3,282
       1,400    Entergy Corp. ..............................             72,114
         400    Exelon Corp. ...............................             22,988
         600    FirstEnergy Corp. ..........................             20,694
         600    FPL Group, Inc. ............................             37,002
         100    NiSource, Inc. .............................              1,930
         900    PG&E Corp.* ................................             19,305
         900    PPL Corp. ..................................             35,631
         100    Public Service Enterprise Group, Inc. ......              4,075
       2,400    Southern Co. ...............................             68,256
         700    Xcel Energy, Inc. ..........................             10,136

                                                                        407,894

Electronic Components - Miscellaneous - 0.2%
       1,100    Jabil Circuit, Inc.* .......................             25,355

Electronic Components - Semiconductors - 1.0%
       1,500    Altera Corp.* ..............................             28,860
         500    Broadcom Corp. - Class A* ..................             10,135
         900    Intel Corp. ................................             22,455
         600    NVIDIA Corp.* ..............................             11,472
         300    PMC-Sierra, Inc.* ..........................              3,678
         700    QLogic Corp.* ..............................             29,505
         400    Xilinx, Inc.* ..............................             10,512
                                                                        116,617

Shares or Principal Amount                                       Market Value
================================================================================

Electronic Forms - 0.3%
       1,000    Adobe Systems, Inc. ........................   $         32,680

Engineering - Research and Development Services - 0%
         100    Fluor Corp. ................................              3,563

Engines - Internal Combustion - 0.1%
         200    Cummins, Inc. ..............................              9,266

Enterprise Software/Services - 1.6%
       2,000    BMC Software, Inc.* ........................             28,200
       2,900    Computer Associates International, Inc. ....             73,805
       7,100    Oracle Corp.* ..............................             85,200

                                                                        187,205

Entertainment Software - 0.2%
         300    Electronic Arts, Inc.* .....................             25,200

Filtration and Separation Products - 0.1%
         500    Pall Corp. .................................             11,285

Finance - Consumer Loans - 0.8%
       2,300    SLM Corp. ..................................             95,358

Finance - Credit Card - 1.3%
       2,100    American Express Co. .......................             92,757
         400    Capital One Financial Corp. ................             19,164
       1,700    MBNA Corp. .................................             37,893

                                                                        149,814

Finance - Investment Bankers/Brokers - 4.8%
       1,400    Bear Stearns Companies, Inc. ...............             93,800
       3,600    Citigroup, Inc. ............................            161,280
         300    Franklin Resources, Inc. ...................             13,035
         600    Goldman Sachs Group, Inc. ..................             52,284
       1,600    J.P. Morgan Chase & Co. ....................             56,080
         900    Lehman Brothers Holdings, Inc. .............             56,943
       1,100    Merrill Lynch & Company, Inc. ..............             59,807
       1,300    Morgan Stanley Co. .........................             61,672

                                                                        554,901

Finance - Mortgage Loan/Banker - 1.1%
       1,700    Countrywide Financial Corp. ................            113,577
         200    Fannie Mae .................................             12,808
         100    Freddie Mac ................................              4,885

                                                                        131,270

Food - Confectionary - 0.3%
         100    Hershey Foods Corp. ........................              7,281
         600    Wm. Wrigley Jr. Company ....................             32,574

                                                                         39,855

Food - Diversified - 0.4%
         400    ConAgra Foods, Inc. ........................              9,012
         500    General Mills, Inc. ........................             22,935
         100    Kellogg Co. ................................              3,433
         100    McCormick & Company, Inc. ..................              2,556
         200    Sara Lee Corp. .............................              3,738

                                                                         41,674

Food - Wholesale/Distribution - 0.3%
       1,200    Sysco Corp. ................................             36,156

Gas - Distribution - 0.9%
         700    KeySpan Corp. ..............................             23,625
         300    Nicor, Inc. ................................             10,884
         500    Peoples Energy Corp. .......................             20,495
       1,700    Sempra Energy Co. ..........................             47,311

                                                                        102,315

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  57

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--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Gold Mining - 0.1%
         400    Newmont Mining Corp. .......................   $         14,440

Home Decoration Products - 0.2%
         900    Newell Rubbermaid, Inc. ....................             21,267

Hotels and Motels - 0.1%
       1,000    Hilton Hotels Corp. ........................             14,600

Identification Systems and Devices - 0.3%
       2,300    Symbol Technologies, Inc. ..................             29,463

Industrial Automation and Robotics - 0.5%
       2,400    Rockwell Automation, Inc. ..................             62,016

Industrial Gases - 0.3%
         600    Praxair, Inc. ..............................             38,796

Instruments - Controls - 0.2%
       1,000    Thermo Electron Corp.* .....................             22,250

Instruments - Scientific - 0.3%
         200    Applera Corp. - Applied Biosystems Group ...              4,330
       1,200    PerkinElmer, Inc. ..........................             17,832
         400    Waters Corp.* ..............................             12,684

                                                                         34,846

Insurance Brokers - 0.6%
         100    Aon Corp. ..................................              2,405
       1,300    Marsh & McLennan Companies, Inc. ...........             64,506

                                                                         66,911

Internet Security - 0.3%
         700    Symantec Corp.* ............................             32,739

Investment Management and Advisory Services - 0.3%
         800    T. Rowe Price Group, Inc. ..................             32,472

Life and Health Insurance - 0.9%
       1,400    AFLAC, Inc. ................................             44,912
       1,300    Principal Financial Group, Inc. ............             42,380
         300    Torchmark Corp. ............................             12,192
                                                                         99,484

Machinery - Construction and Mining - 0.4%
         600    Caterpillar, Inc. ..........................             40,482

Machinery - Farm - 0.1%
         300    Deere & Co. ................................             15,234

Medical - Biomedical and Genetic - 2.2%
       1,300    Amgen, Inc.* ...............................             90,454
         100    Biogen, Inc.* ..............................              3,842
       1,100    Chiron Corp.* ..............................             50,160
       2,000    Genzyme Corp.* .............................            100,880
         300    Millipore Corp.* ...........................             13,347

                                                                        258,683

Medical - Drugs - 5.1%
         500    Abbott Laboratories ........................             19,625
         400    Bristol-Myers Squibb Co. ...................             10,480
         800    Eli Lilly and Co. ..........................             52,672
       2,900    Forest Laboratories, Inc.* .................            138,852
         800    MedImmune, Inc.* ...........................             31,352
       2,600    Merck & Company, Inc. ......................            143,728
       5,520    Pfizer, Inc. ...............................            184,147
         300    Wyeth ......................................             13,674

                                                                        594,530

Medical - Generic Drugs - 0.5%
       1,300    Watson Pharmaceuticals, Inc.* ..............             51,922

Shares or Principal Amount                                       Market Value
================================================================================

Medical - HMO - 1.1%
         900    Aetna, Inc. ................................   $         55,458
         200    Anthem, Inc.* ..............................             15,102
         800    UnitedHealth Group, Inc. ...................             41,672
         200    WellPoint Health Networks, Inc.* ...........             16,730

                                                                        128,962

Medical - Nursing Home - 0%
         100    Manor Care, Inc.* ..........................              2,850

Medical Information Systems - 0%
         100    IMS Health, Inc. ...........................              1,934

Medical Instruments - 3.4%
       3,400    Boston Scientific Corp.* ...................            214,982
         500    Guidant Corp. ..............................             23,610
       1,300    Medtronic, Inc. ............................             66,950
       1,700    St. Jude Medical, Inc.* ....................             91,205

                                                                        396,747

Medical Products - 2.6%
         400    Becton, Dickinson and Co. ..................             14,652
         600    Biomet, Inc. ...............................             17,766
       2,200    Johnson & Johnson ..........................            113,938
       1,100    Stryker Corp. ..............................             84,172
       1,400    Zimmer Holdings, Inc.* .....................             66,934

                                                                        297,462

Metal - Copper - 0.1%
         300    Phelps Dodge Corp.* ........................             12,657

Metal - Diversified - 0.3%
       1,400    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B ................................             37,506

Multi-Line Insurance - 1.8%
         500    Allstate Corp. .............................             19,015
       1,500    American International Group, Inc. .........             96,300
         600    MetLife, Inc. ..............................             16,632
         300    Prudential Financial, Inc. .................             10,674
       1,800    SAFECO Corp. ...............................             67,014

                                                                        209,635

Multimedia - 1.4%
         500    AOL Time Warner, Inc.* .....................              7,715
         600    Gannett Company, Inc. ......................             46,098
         300    McGraw-Hill Companies, Inc. ................             18,234
         500    Meredith Corp. .............................             22,740
       1,500    Viacom, Inc. - Class B* ....................             65,280
         100    Walt Disney Co. ............................              2,192

                                                                        162,259

Networking Products - 0.7%
       4,200    Cisco Systems, Inc.* .......................             81,984

Non-Hazardous Waste Disposal - 0%
         300    Allied Waste Industries, Inc.* .............              3,636

Office Automation and Equipment - 0.2%
       2,600    Xerox Corp.* ...............................             28,080

Oil - Field Services - 1.4%
         800    BJ Services Co.* ...........................             27,400
       6,100    Halliburton Co. ............................            135,237

                                                                        162,637

Oil and Gas Drilling - 0.4%
         900    Nabors Industries, Ltd.* ...................             32,220
         400    Rowan Companies, Inc.* .....................              8,780

                                                                         41,000

See Notes to Schedules of Investments and Financial Statements

58  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Oil Companies - Exploration and Production - 1.4%
       1,020    Apache Corp. ...............................   $         63,199
       1,300    Burlington Resources, Inc. .................             60,021
         600    Devon Energy Corp. .........................             28,422
         300    EOG Resources, Inc. ........................             11,634

                                                                        163,276

Oil Companies - Integrated - 2.4%
         200    ChevronTexaco Corp. ........................             14,422
         300    ConocoPhillips .............................             15,702
       5,200    Exxon Mobil Corp. ..........................            185,016
       1,900    Occidental Petroleum Corp. .................             62,111

                                                                        277,251

Oil Refining and Marketing - 0.2%
         500    Sunoco, Inc. ...............................             18,500

Optical Supplies - 0.4%
         400    Allergan, Inc. .............................             32,192
         200    Bausch & Lomb, Inc. ........................              8,454

                                                                         40,646

Paper and Related Products - 0%
         200    Louisiana-Pacific Corp.* ...................              2,430

Photo Equipment and Supplies - 0.3%
       1,400    Eastman Kodak Co. ..........................             38,682

Pipelines - 0.3%
         600    Kinder Morgan, Inc. ........................             32,100

Power Converters and Power Supply Equipment - 0.4%
       2,600    American Power Conversion Corp. ............             45,318

Property and Casualty Insurance - 1.4%
         600    ACE, Ltd. ..................................             19,794
       1,800    Progressive Corp. ..........................            118,692
         200    St. Paul Companies, Inc. ...................              7,034
         300    Travelers Property Casualty Corp. - Class B               4,842
         100    XL Capital, Ltd. - Class A .................              7,950

                                                                        158,312

Publishing - Newspapers - 1.3%
         600    Knight-Ridder, Inc. ........................             41,178
         800    New York Times Co. - Class A ...............             35,680
       1,600    Tribune Co. ................................             75,552

                                                                        152,410

Real Estate Investment Trusts (REIT) - Apartments - 0.1%
         400    Equity Residential Properties Trust ........             11,160

Real Estate Investment Trusts (REIT) - Office Property - 0%
         100    Equity Office Properties Trust .............              2,774

Real Estate Investment Trusts (REIT) - Regional Malls - 0.5%
       1,200    Simon Property Group, Inc. .................             50,820

Retail - Apparel and Shoe - 0.7%
       4,300    Gap, Inc. ..................................             77,357

Retail - Auto Parts - 0.5%
         700    AutoZone, Inc.* ............................             58,282

Retail - Automobile - 0%
         200    Auto Nation, Inc.* .........................              3,438

Retail - Bedding - 0.4%
       1,200    Bed Bath & Beyond, Inc.* ...................             46,596

Retail - Building Products - 0.4%
       1,000    Lowe's Companies, Inc. .....................             47,560

Shares or Principal Amount                                       Market Value
================================================================================

Retail - Consumer Electronics - 0.2%
         500    Best Buy Company, Inc.* ....................   $         21,825

Retail - Discount - 1.7%
         300    Dollar General Corp. .......................              5,520
         500    Family Dollar Stores, Inc. .................             18,755
         200    Target Corp. ...............................              7,664
       1,200    TJX Companies, Inc. ........................             23,340
       2,500    Wal-Mart Stores, Inc. ......................            139,775

                                                                        195,054

Retail - Jewelry - 0.1%
         300    Tiffany & Co. ..............................             10,308

Retail - Major Department Stores - 0.1%
         400    J.C. Penney Company, Inc. ..................              7,432

Retail - Office Supplies - 0.3%
         100    Office Depot, Inc.* ........................              1,660
       1,400    Staples, Inc.* .............................             28,196

                                                                         29,856

Retail - Restaurants - 0.1%
         300    Starbucks Corp.* ...........................              8,199

Savings/Loan/Thrifts - 0.9%
         700    Golden West Financial Corp. ................             57,820
       1,100    Washington Mutual, Inc. ....................             43,428

                                                                        101,248

Schools - 1.1%
       1,900    Apollo Group, Inc. - Class A* ..............            123,044

Semiconductor Components/Integrated Circuits - 0.5%
         600    Analog Devices, Inc.* ......................             22,770
         700    Linear Technology Corp. ....................             25,816
         100    Maxim Integrated Products, Inc. ............              3,908

                                                                          52,494

Semiconductor Equipment - 0%
         100    Novellus Systems, Inc.* ....................              3,581

Steel - Producers - 0%
         200    United States Steel Corp. ..................              3,152

Super-Regional Banks - 4.9%
       1,600    Bank of America Corp. ......................            132,112
       1,600    Bank One Corp. .............................             63,296
       1,600    Fleetboston Financial Corp. ................             49,744
       2,500    Huntington Bancshares, Inc. ................             51,100
       1,000    KeyCorp ....................................             26,910
       1,300    National City Corp. ........................             42,835
       2,300    U.S. Bancorp ...............................             56,396
       2,000    Wachovia Corp. .............................             87,380
       1,200    Wells Fargo & Co. ..........................             60,636

                                                                        570,409

Telecommunication Equipment - 0.6%
       2,400    Comverse Technology, Inc.* .................             35,400
       1,100    Scientific-Atlanta, Inc. ...................             33,319

                                                                         68,719

Telephone - Integrated - 2.6%
         900    ALLTEL Corp. ...............................             42,111
         900    BellSouth Corp. ............................             22,923
       1,800    CenturyTel, Inc. ...........................             61,722
       3,300    Citizens Communications Co.* ...............             39,105
         900    SBC Communications, Inc. ...................             21,024
       1,900    Sprint Corp. ...............................             26,828
       2,600    Verizon Communications, Inc. ...............             90,636

                                                                        304,349

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  59

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--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Tobacco - 0.3%
         900    UST, Inc. ..................................   $         29,925

Tools - Hand Held - 0%
         100    Snap-On, Inc. ..............................              2,832

Toys - 0.4%
       1,800    Hasbro, Inc. ...............................             33,930
         800    Mattel, Inc. ...............................             15,544

                                                                         49,474

Transportation - Railroad - 0.4%
         100    Burlington Northern Santa Fe Corp. .........              2,756
       1,000    Norfolk Southern Corp. .....................             19,230
         400    Union Pacific Corp. ........................             24,376
                                                                         46,362

Transportation - Services - 1.5%
       1,300    FedEx Corp. ................................             83,707
       1,500    United Parcel Service, Inc. - Class B ......             94,620

                                                                        178,327

Trucking and Leasing - 0%
         100    Ryder System, Inc. .........................              2,906

Web Portals/Internet Service Providers - 1.3%
       4,900    Yahoo!, Inc.* ..............................            152,537

Wireless Equipment - 0.4%
       1,100    QUALCOMM, Inc. .............................             41,206
--------------------------------------------------------------------------------
Total Common Stock (cost $10,731,328) ......................         11,497,053
--------------------------------------------------------------------------------
Total Investments (total cost $10,731,328) - 99.5% .........         11,497,053
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%            60,939
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................        $11,557,992
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     0.9%               $        107,300
Cayman Islands                              0.3%                         27,744
Panama                                      0.1%                         13,724
United States                              98.7%                     11,348,285
--------------------------------------------------------------------------------
Total                                     100.0%               $     11,497,053

See Notes to Schedules of Investments and Financial Statements

60  Janus Adviser Series  July 31, 2003

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--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND                    SUBADVISED BY PERKINS, WOLF,
                                                    MCDONNELL AND COMPANY, LLC

--------------------------------------------------------------------------------

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

[PHOTO]
Jeff Kautz
portfolio manager

PERFORMANCE OVERVIEW

Launched December 31, 2002, Janus Adviser Mid Cap Value Fund advanced 14.20% for its I Shares and 13.90% for its C Shares through July 31, 2003, while its benchmark, the Russell Mid-Cap Value Index, gained 16.63%(1).

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500(R) Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. In the value arena, the S&P 500/Barra Value Index returned 12.50%(1), while the MSCI World Value Index offered a 10.95%(1) return. Although the indices performed solidly for the period, most stocks got off to a difficult start amid a spotty economic recovery and a looming war with Iraq. When hostilities in Iraq began in mid-March, the market bounced back sharply, followed by a boost in consumer confidence, which had rebounded from nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remains somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest disappointment was shipping company CNF. Iona Technology, a software company, also detracted from performance as did discount toy retailer Toys R Us and high-end PC maker Apple Computer. Also weighing on results was Federal Signal, which manufactures products in four operating groups: environmental vehicles and related products, fire rescue vehicles, safety and signaling products, and consumable industrial tooling.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Cendant Corp., with its real estate- and travel-related properties, was our top performer. Other strong holdings were group health insurer Humana and acute care hospital network Province Healthcare. Assisted living and nursing services provider Manor Care and interior auto part maker Lear Corp. also contributed positively to absolute performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While our investment focus is on individual stock selection, returns among various sectors in which our holdings are categorized also help to measure results. That said, on an absolute basis the financial and healthcare sectors were the Fund's largest contributors. Financial stocks in particular accounted for a substantial portion of the Fund's assets. Telecommunications and utilities were our two weakest-performing sectors for the period, although both offered small positive gains. We believe our extremely low exposure to utilities compared to the index was responsible for the meager relative gain in this sector.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
While we have been encouraged by recent market performance, we believe it is too early to judge the sustainability of the advance. Earnings are improving but current valuations already anticipate a strong recovery and there continue to be macro uncertainties. In this context, our long-standing sensitivity to risk seems to be especially appropriate. Consistent with our core philosophy, we are focusing on companies with strong balance sheets and cash flow and which are selling at below average valuations. In addition, we continue to adhere to a strict price discipline, seeking to ensure the risk/reward relationships of our holdings are positioned favorably.

                                         Janus Adviser Series  July 31, 2003  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          CUMULATIVE TOTAL RETURN - FOR THE PERIOD ENDED JULY 31, 2003
--------------------------------------------------------------------------------

                                                                  SINCE
                                                                INCEPTION*
     ----------------------------------------------------------------------
     Janus Adviser Mid Cap Value Fund - I Shares                  14.20%
     ----------------------------------------------------------------------
     Janus Adviser Mid Cap Value Fund - C Shares at NAV**         13.90%
     ----------------------------------------------------------------------
     Janus Adviser Mid Cap Value Fund - C Shares at MOP***        11.64%
     ----------------------------------------------------------------------
     Russell MidCap Value Index                                   16.63%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by primarily investing at least 80% in common stocks of mid-sized companies whose stock prices are believed to be undervalued.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents -- 7.2%

Common Stock -- Foreign -- 7.5%

Common Stock -- Domestic -- 85.3%

Number of Stocks: 136
Top 10 Equities: 13.5%

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                                                   JULY 31, 2003

Berkshire Hathaway, Inc. - Class B                                          2.3%
Fluor Corp.                                                                 1.4%
CIT Group, Inc.                                                             1.3%
Advanced Fibre Communications, Inc.                                         1.3%
Genuine Parts Co.                                                           1.3%
Mercantile Bankshares Corp.                                                 1.3%
Marshall & Ilsley Corp.                                                     1.2%
Hillenbrand Industries, Inc.                                                1.2%
Republic Services, Inc.                                                     1.1%
Lincoln National Corp.                                                      1.1%
--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER MID CAP VALUE FUND         o RUSSELL MIDCAP VALUE INDEX

                                               JANUS ADVISER      RUSSELL
                                                  MID CAP       MIDCAP VALUE
                                                 VALUE FUND        INDEX

Commercial Banks                                    5.1%
Oil Companies -- Exploration and Production         4.9%
Reinsurance                                         3.7%
Distribution and Wholesale                          2.8%
Automotive -- Truck Parts and
  Equipment -- Original                             2.4%
Diversified Operations                              2.2%
Oil -- Field Services                               2.2%
Non-Hazardous Waste Disposal                        1.9%
Multi-Line Insurance                                1.9%
Savings/Loan/Thrifts                                1.8%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 12/31/02.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.

Effective 6/2/03 Janus Adviser Strategic Value Fund reorganized into Janus Adviser Mid Cap Value Fund.

There is no assurance that the investment process will consistently lead to successful investing.

A fund's performance for very short time periods may not be indicative of future performance.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

62  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 92.8%
Advertising Agencies - 0.8%
       4,900    Interpublic Group of Companies, Inc.# ......   $         67,620

Aerospace and Defense - Equipment - 0.3%
         487    Alliant Techsystems, Inc.* .................             26,736

Agricultural Operations - 1.1%
       3,000    Bunge, Ltd.# ...............................             89,850

Apparel Manufacturers - 0.6%
       1,505    Liz Claiborne, Inc. ........................             51,817

Applications Software - 0.2%
       8,400    IONA Technologies (ADR)*,# .................             18,480

Automotive - Truck Parts and Equipment - Original - 2.4%
       2,500    Autoliv, Inc.# .............................             72,000
       1,100    Lear Corp.* ................................             57,178
       1,000    Magna International, Inc. - Class A ........             76,080

                                                                        205,258

Broadcast Services and Programming - 0.8%
       5,700    Liberty Media Corp. - Class A* .............             63,213

Building - Residential and Commercial - 0.8%
         600    Pulte Homes, Inc. ..........................             36,672
       1,000    Standard Pacific Corp. .....................             34,000

                                                                         70,672

Building and Construction - Miscellaneous - 0.4%
       2,000    Dycom Industries, Inc.*,# ..................             34,020

Casino Hotels - 1.1%
       3,100    Station Casinos, Inc.* .....................             89,900

Chemicals - Specialty - 0.3%
         750    Cytec Industries, Inc.*,# ..................             28,965

Coal - 0.4%
       1,100    Arch Coal, Inc.# ...........................             22,605
         900    Massey Energy Co.# .........................             10,305

                                                                         32,910

Commercial Banks - 5.1%
       2,000    Associated Banc-Corp .......................             75,160
       1,500    Compass Bancshares, Inc.# ..................             50,685
       3,300    Marshall & Ilsley Corp.# ...................            103,356
       2,600    Mercantile Bankshares Corp.# ...............            106,028
       3,200    SouthTrust Corp. ...........................             91,712

                                                                        426,941

Commercial Services - Finance - 0.3%
         535    Moody's Corp. ..............................             27,670

Computer Aided Design - 0.5%
       3,000    Autodesk, Inc.# ............................             44,880

Computers - Memory Devices - 0.6%
       7,600    Silicon Storage Technology, Inc.* ..........             46,740

Consumer Products - Miscellaneous - 0.7%
       3,500    American Greetings Corp. - Class A*,# ......             62,335

Containers - Paper and Plastic - 0.8%
       3,700    Packaging Corporation of America* ..........             69,930

Decision Support Software - 0.5%
       3,700    NetIQ Corp.* ...............................             40,219

Diagnostic Equipment - 0.5%
       3,900    Cytyc Corp.* ...............................             46,098

Shares or Principal Amount                                       Market Value
================================================================================

Distribution and Wholesale - 2.8%
       3,500    Genuine Parts Co.# .........................   $        108,290
       2,400    Tech Data Corp.*,# .........................             75,120
       1,000    W.W. Grainger, Inc. ........................             49,200

                                                                        232,610

Diversified Operations - 2.2%
       1,600    Cendant Corp.* .............................             28,720
       1,500    Federal Signal Corp. .......................             29,925
       1,500    Harsco Corp. ...............................             56,070
         545    SPX Corp.* .................................             25,664
       2,500    Tyco International, Ltd. (New York Shares) .             46,500

                                                                        186,879

Electronic Components - Miscellaneous - 0.6%
       4,000    Vishay Intertechnology, Inc.* ..............             53,200

Electronic Components - Semiconductors - 1.1%
       2,200    Adaptec, Inc.*,# ...........................             14,894
       5,320    Advanced Micro Devices, Inc.*,# ............             38,836
       3,000    Fairchild Semiconductor International, Inc.
                  - Class A*,# .............................             38,250

                                                                         91,980

Electronic Design Automation - 1.1%
       3,800    Cadence Design Systems, Inc.*,# ............             51,946
         600    Synopsys, Inc.*,# ..........................             37,506

                                                                         89,452

Engineering - Research and Development Services - 1.4%
       3,200    Fluor Corp.# ...............................            114,016

Enterprise Software/Services - 0.5%
       5,500    Informatica Corp.*,# .......................             40,315

Entertainment Software - 0.8%
       5,749    Activision, Inc.* ..........................             66,976

Fiduciary Banks - 0.7%
       1,800    Wilmington Trust Corp.# ....................             57,150

Finance - Commercial - 1.3%
       4,000    CIT Group, Inc. ............................            111,520

Finance - Consumer Loans - 0.9%
       1,800    SLM Corp. ..................................             74,628

Finance - Credit Card - 0.6%
       1,160    American Express Co. .......................             51,237

Finance - Investment Bankers/Brokers - 1.3%
       1,030    Citigroup, Inc. ............................             46,144
       1,500    Franklin Resources, Inc. ...................             65,175

                                                                        111,319

Finance - Mortgage Loan/Banker - 0.9%
         500    Countrywide Financial Corp.# ...............             33,405
         600    Fannie Mae .................................             38,424

                                                                         71,829

Food - Diversified - 0.5%
       1,200    H.J. Heinz Co.# ............................             40,872

Food - Meat Products - 0.5%
       1,800    Hormel Foods Corp.# ........................             39,204

Food - Wholesale/Distribution - 1.0%
       1,700    Fresh Del Monte Produce, Inc.# .............             47,311
       1,400    Supervalu, Inc.# ...........................             32,970

                                                                         80,281

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Forestry - 0.6%
       2,000    Plum Creek Timber Company, Inc. ............   $         54,320

Health Care Cost Containment - 0.8%
       2,200    McKesson Corp. .............................             70,972

Home Furnishings - 1.1%
       2,000    Furniture Brands International, Inc.*,# ....             47,520
       2,100    La-Z-Boy, Inc.# ............................             44,856

                                                                         92,376

Hospital Beds and Equipment - 1.2%
       1,800    Hillenbrand Industries, Inc. ...............             98,082

Hotels and Motels - 0.6%
       2,000    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) ........................             50,400

Industrial Gases - 0.5%
         900    Air Products & Chemicals, Inc. .............             41,832

Instruments - Controls - 1.0%
       2,300    Mettler-Toledo International, Inc.*,# ......             80,270

Internet Telephony - 0.7%
      14,300    Openwave Systems, Inc.* ....................             55,055

Investment Management and Advisory Services - 0.6%
       1,800    Waddell & Reed Financial, Inc. - Class A# ..             47,358

Life and Health Insurance - 1.1%
       2,500    Lincoln National Corp.# ....................             93,350

Machinery - Construction and Mining - 0.9%
       4,800    Joy Global, Inc.*,# ........................             75,792

Machinery - General Industrial - 0.5%
       1,800    Manitowoc Company, Inc.# ...................             41,040

Machinery - Pumps - 0.3%
         800    Tecumseh Products Co. - Class A# ...........             29,120

Medical - Generic Drugs - 0.3%
         700    Mylan Laboratories, Inc. ...................             23,639

Medical - HMO - 0.8%
       3,700    Humana, Inc*,# .............................             64,824

Medical - Hospitals - 1.1%
       1,800    LifePoint Hospitals, Inc.*,# ...............             50,814
       3,000    Province Healthcare Co.* ...................             40,200

                                                                         91,014

Medical - Nursing Home - 1.0%
       3,000    Manor Care, Inc.* ..........................             85,500

Medical Information Systems - 0.3%
       1,180    IMS Health, Inc. ...........................             22,821

Medical Labs and Testing Services - 1.5%
       2,000    Covance, Inc. ..............................             41,400
       2,800    Laboratory Corporation of
                  America Holdings*,# ......................             88,956

                                                                        130,356

Medical Products - 0.5%
         300    Haemonetics Corp.*,# .......................              6,252
       1,000    Invacare Corp.# ............................             35,100

                                                                         41,352

Multi-Line Insurance - 1.9%
       2,200    Cincinnati Financial Corp.# ................             86,460
       2,200    Old Republic International Corp. ...........             75,944

                                                                        162,404

Shares or Principal Amount                                       Market Value
================================================================================

Multimedia - 0.2%
         220    McGraw-Hill Companies, Inc. ................   $         13,372

Non-Hazardous Waste Disposal - 1.9%
       5,500    Allied Waste Industries, Inc.* .............             66,660
       4,000    Republic Services, Inc.* ...................             96,800

                                                                        163,460

Oil - Field Services - 2.2%
       2,500    Cal Dive International, Inc.*,# ............             49,500
       4,800    Key Energy Services, Inc.*,# ...............             44,688
       3,300    Tidewater, Inc. ............................             88,110

                                                                        182,298

Oil and Gas Drilling - 1.2%
       2,900    Global Santa Fe Corp.# .....................             64,525
         900    Precision Drilling Corp.*,# ................             32,670

                                                                         97,195

Oil Companies - Exploration and Production - 4.9%
         654    Apache Corp. ...............................             40,522
         900    Cimarex Energy Co.* ........................             18,099
       1,500    EOG Resources, Inc. ........................             58,170
       2,500    Forest Oil Corp.* ..........................             57,075
         800    Kerr-McGee Corp. ...........................             35,200
       1,900    Newfield Exploration Co.* ..................             68,647
       2,000    Noble Energy, Inc.# ........................             73,000
       2,600    Tom Brown, Inc.* ...........................             65,910

                                                                        416,623

Paper and Related Products - 1.8%
       1,950    Rayonier, Inc. .............................             67,918
       1,800    Temple-Inland, Inc.# .......................             83,502

                                                                        151,420

Pharmacy Services - 1.1%
       2,700    Omnicare, Inc.# ............................             91,719

Pipelines - 0.6%
       1,332    Kinder Morgan Management LLC* ..............             49,684

Property and Casualty Insurance - 0.8%
       1,500    Mercury General Corp.# .....................             69,900

Publishing - Newspapers - 0.2%
         410    New York Times Co. - Class A ...............             18,286

Publishing - Periodicals - 0.9%
       5,600    Reader's Digest Association, Inc.# .........             72,688

Reinsurance - 3.7%
          80    Berkshire Hathaway, Inc. - Class B* ........            192,240
         600    Everest Re Group, Ltd. .....................             45,342
       2,200    IPC Holdings, Ltd.# ........................             75,702

                                                                        313,284

Real Estate Investment Trusts (REIT) - Apartments - 1.6%
       1,200    Avalonbay Communities, Inc. ................             56,376
       2,000    Home Properties of New York, Inc. ..........             74,380

                                                                        130,756

Real Estate Investment Trusts (REIT) - Diversified - 0.7%
       1,600    Liberty Property Trust .....................             55,504

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 0.9%
       2,600    First Industrial Realty Trust, Inc.# .......             78,780

See Notes to Schedules of Investments and Financial Statements

64  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Retail - Apparel and Shoe - 1.4%
       5,300    Foot Locker, Inc.# .........................   $         79,288
       1,200    Talbots, Inc.# .............................             39,588

                                                                        118,876

Retail - Drug Store - 0.7%
       2,000    CVS Corp. ..................................             59,980

Retail - Regional Department Stores - 0.6%
       1,200    Federated Department Stores, Inc.# .........             48,012

Retail - Restaurants - 0.5%
       1,500    Wendy's International, Inc.# ...............             44,085

Retail - Toy Store - 0.9%
       6,800    Toys "R" Us, Inc.* .........................             75,820

Retail - Video Rental - 0.5%
       2,305    Blockbuster, Inc. - Class A# ...............             41,121

Rubber - Tires - 0.6%
       3,200    Cooper Tire & Rubber Co.# ..................             54,400

Savings/Loan/Thrifts - 1.8%
       2,500    Astoria Financial Corp.# ...................             70,350
       5,600    Brookline Bancorp, Inc.# ...................             83,384

                                                                        153,734

Steel - Producers - 1.5%
         700    Nucor Corp.# ...............................             34,524
       6,000    Steel Dynamics, Inc.*,# ....................             90,600

                                                                        125,124

Super-Regional Banks - 0.5%
         800    PNC Bank Corp. .............................             39,160

Telecommunication Equipment - 1.3%
       6,600    Advanced Fibre Communications, Inc.* .......            111,342

Telecommunication Equipment - Fiber Optics - 0.6%
       2,800    Newport Corp.*,# ...........................             48,188

Telephone - Integrated - 0.4%
         700    Telephone and Data Systems, Inc. ...........             37,359

Textile - Home Furnishings - 0.6%
         750    Mohawk Industries, Inc.* ...................             50,558

Toys - 0.7%
       3,100    Mattel, Inc. ...............................             60,233

Transportation - Air Freight - 0.8%
       2,300    CNF, Inc.# .................................             64,055

Transportation - Marine - 1.0%
       2,000    Teekay Shipping Corp. (New York Shares)# ...             88,160

Transportation - Railroad - 0.6%
       4,500    Kansas City Southern*,# ....................             54,675

Transportation - Truck - 1.0%
       2,700    USF Corp.# .................................             85,050

Wireless Equipment - 0.4%
       9,400    Stratex Networks, Inc.* ....................             33,934
--------------------------------------------------------------------------------
Total Common Stock (cost $7,154,988) .......................          7,808,434
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

Other Securities - 24.9%
$  2,095,586    State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $2,095,586) .......   $      2,095,586
--------------------------------------------------------------------------------
Repurchase Agreement - 5.9%
     500,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $500,015
                  collateralized by $62,367
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $491,303 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $67,957 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $51,715, $382,024
                  and $76,261 (cost $500,000) ..............            500,000
--------------------------------------------------------------------------------
Total Investments (total cost $9,750,574) - 123.6% .........         10,404,020
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (23.6)%    (1,985,720)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................   $      8,418,300
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Bermuda                                     2.5%               $        257,394
Canada                                      1.5%                        159,150
Cayman Islands                              1.1%                        111,836
Ireland                                     0.2%                         18,480
Marshall Islands                            0.8%                         88,160
United States++                            93.9%                      9,769,000
--------------------------------------------------------------------------------
Total                                     100.0%               $     10,404,020

++Includes Short-Term Securities (68.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER SMALL CAP VALUE FUND          SUBADVISED BY BAY ISLE FINANCIAL LLC

--------------------------------------------------------------------------------

[PHOTO]
Jakob Holm
portfolio manager

[PHOTO]
William Schaff
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Small Cap Value Fund gained 20.39% for its I Shares while its benchmark, the Russell 2000 Value Index, gained 18.62%(1). As a result, the Fund's I Shares earned a first-quartile position, ranking 50 out of 222 small-cap value funds as tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm(2). Meanwhile, the Fund's C Shares, launched April 22, 2003, rose 18.79% through July 31, 2003. The Russell 2000 Value Index returned 17.67%(1)(3) for the same period.

MARKET OVERVIEW

All three major stock market indices in the U.S. ended the period in positive territory, with the Dow Jones Industrial Average gaining 8.18%(1), the broad-based Standard & Poor's 500 Index adding 10.64%(1), and the growth-oriented NASDAQ Composite Index climbing 30.62%(1) for the 12 months. In the value arena, the S&P 500/Barra Value Index and the Russell 3000 Value Index returned 12.50%(1) and 11.29%(1), respectively, while the MSCI World Value Index offered a 10.95%(1) return. Although the indices performed solidly for the period, most stocks got off to a difficult start amid a slowing economic recovery and a looming war with Iraq. When hostilities began in Iraq in mid-March, the market bounced back, followed by a boost in consumer confidence, which had rebounded from nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, while the housing market remained robust in the face of aggressive refinancing activity. Against this backdrop, the Federal Reserve, taking what it called a balanced approach, dropped short-term interest rates to a 45-year low of 1.0%, indicating that while signs suggest a heating up of the U.S. economy, labor data remained somewhat mixed.

MANAGER'S OVERVIEW

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE? The Fund's leading performer was Symyx Technologies, which develops and applies high-speed technologies to the discovery of materials for chemical, life science and electronics applications. The Boston Communications Group, which supplies subscriber management services to the wireless industry, also gained and supported our results. Other strong contributors were Nara Bancorp, a full-service bank catering to the Korean-American community, and WSFS Financial Corp., which operates retail banks in Delaware and Pennsylvania. Software company Kronos rounded out our list of top performers.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON THE FUND'S PERFORMANCE?
Our position in Tommy Hilfiger Corp, a designer and maker of clothing and related accessories, proved to be our biggest detractor during the period. Insurer Ohio Casualty Corp also worked against us, as did Humboldt Bancorp, which operates banking centers in Northern California. Other disappointments included software company webMethods and Tecumseh Products, which manufactures compressors, small engines and electrical components.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our ongoing focus and challenge is to find individual companies that fit our investment philosophy and trade below market value. So while we do not simply invest in sectors that are out of favor with the market, certain areas did significantly impact performance during the period. For example, our biggest positive contributors on an absolute basis were financials, an area in which we were overweight relative to our benchmark, and information technology. On a relative basis, however, the information technology sector hurt our results, as the poor performance of a number of our individual stock picks caused the Fund to lag its benchmark in this sector. Meanwhile, although both the utilities sector and the consumer staples sector contributed a slight gain to our absolute performance, they were the Fund's weakest-performing sectors. Also noteworthy is the effect that our investment in the materials group had on the Fund's relative performance: Solid stock selection made this our biggest contributor on a relative basis.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Although we believe the economic picture is brightening, challenges remain. The possibility of widespread deflation is real, though the Federal Reserve has vowed to do everything in its power to avoid following in Japan's footsteps. Oil prices have stubbornly stayed around $30 per barrel, and natural gas prices are also at high levels. What continues is the challenge of finding cheap stocks that fit our investment philosophy. Small-cap stocks have performed well this year, leaving many stocks to trade at valuations that are high relative to historic norms. While low interest rates are providing some justification for higher valuations, in our opinion euphoria, as we have been experiencing, seldom leads to sustainable valuations. We believe owning a portfolio of cheap stocks with below-average risk characteristics will continue to stand us in good stead.

66  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Small Cap Value
Fund - I Shares $10,570

Russell 2000 Value Index
$9,886

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Small Cap Value Fund - I Shares and the Russell 2000 Value Index. Janus Adviser Small Cap Value Fund - I Shares is represented by a shaded area of blue. The Russell 2000 Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, March 28, 2002, through July 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Small Cap Value Fund - I Shares ($10,570) as compared to the Russell 2000 Value Index ($9,886).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                                       ONE             SINCE
                                                       YEAR          INCEPTION*
Janus Adviser Small Cap Value Fund
- I Shares                                            20.39%            4.22%
--------------------------------------------------------------------------------
Janus Adviser Small Cap Value Fund
- C Shares at NAV**                                   20.27%            4.14%
--------------------------------------------------------------------------------
Janus Adviser Small Cap Value Fund
- C Shares at MOP***                                  17.86%            2.60%
--------------------------------------------------------------------------------
Russell 2000 Value Index                              18.62%          (0.86)%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by primarily investing at least 80% in common stocks of small-sized companies whose stock prices are believed to be undervalued.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents -- 3.9%

Common Stock -- Domestic -- 96.1%

Number of Stocks: 84
Top 10 Equities: 20.8%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                                                   JULY 31, 2003

iShares Russell 2000 Value Index Fund                                       4.7%
Simmons First National Corp. - Class A                                      2.1%
Symyx Technologies, Inc.                                                    1.9%
Nara Bancorp, Inc.                                                          1.8%
Applied Industrial Technologies, Inc.                                       1.8%
Nautica Enterprises, Inc.                                                   1.8%
Kronos, Inc.                                                                1.7%
First of Long Island Corp.                                                  1.7%
Zale Corp.                                                                  1.7%
Barnes & Noble, Inc.                                                        1.6%
--------------------------------------------------------------------------------

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER SMALL CAP VALUE FUND       o RUSSELL 2000 VALUE INDEX

                                              JANUS ADVISER
                                                SMALL CAP     RUSSELL 2000
                                                VALUE FUND    VALUE INDEX

Commercial Banks                                   21.4%
Finance -- Investment Fund                          4.7%
Savings/Loan/Thrifts                                3.9%
Chemicals -- Specialty                              3.4%
Machinery -- General Industrial                     2.7%
Food -- Retail                                      2.6%
Pipelines                                           2.2%
Real Estate Investment Trusts (REIT) --
  Office Property                                   1.9%
Apparel Manufacturers                               1.8%
Computers -- Integrated Systems                     1.7%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

(3)  Since inception return calculated from April 30, 2003.

    *The fund's inceptions date - 3/28/02.
   **Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge. The C Shares commenced operations on April 22, 2003.
  ***Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase. The C Shares commenced operations on April 22, 2003.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Returns shown for Janus Adviser Small Cap Value Fund - I Shares and - C Shares (for periods prior to their inception dates) are derived from the historical performance of Berger Small Cap Value Fund II.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

                                         Janus Adviser Series  July 31, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Common Stock - 96.1%
Agricultural Operations - 1.3%
       6,746    Delta and Pine Land Co. ....................   $        166,694

Apparel Manufacturers - 1.8%
      13,654    Nautica Enterprises, Inc.* .................            229,933

Building and Construction - Miscellaneous - 1.2%
       9,362    Dycom Industries, Inc.* ....................            159,248

Building Products - Lighting Fixtures - 1.0%
       3,484    Genlyte Group, Inc.* .......................            129,779

Capacitators - 0.6%
       6,991    KEMET Corp.* ...............................             75,852

Chemicals - Specialty - 3.4%
       7,173    Cabot Corp. ................................            195,679
      10,419    Symyx Technologies, Inc.* ..................            251,098

                                                                        446,777

Collectibles - 1.2%
       9,900    RC2 Corp.* .................................            156,024

Commercial Banks - 21.4%
       5,229    1st Source Corp. ...........................            108,496
       3,231    BancFirst Corp. ............................            176,413
       3,189    BancorpSouth, Inc. .........................             67,607
       6,830    Bank of Granite Corp. ......................            135,097
       5,328    Camden National Corp. ......................            148,918
       4,871    CCBT Financial Companies, Inc. .............            127,036
       4,074    Community Bank System, Inc. ................            171,923
       1,268    First Citizens BancShares, Inc. - Class A ..            145,820
      10,150    First Commonwealth Financial Corp. .........            134,386
       2,802    First Financial Corp. ......................            164,643
       5,200    First of Long Island Corp. .................            218,400
      12,526    Nara Bancorp, Inc. .........................            236,867
       4,095    Omega Financial Corp. ......................            142,834
       2,811    Peoples Bancorp, Inc. ......................             75,756
      11,411    Simmons First National Corp. - Class A .....            276,146
       6,062    TriCo Bancshares ...........................            160,849
       2,933    UMB Financial Corp. ........................            135,798
       6,646    Washington Trust Bancorp, Inc. .............            168,675

                                                                      2,795,664

Commercial Services - 0.6%
       5,253    Plexus Corp.* ..............................             75,801

Computers - Integrated Systems - 1.7%
       4,025    Kronos, Inc.* ..............................            222,985

Data Processing and Management - 1.3%
       2,954    American Management Systems, Inc.* .........             42,892
       7,541    Documentum, Inc.* ..........................            129,328

                                                                        172,220

Distribution and Wholesale - 1.5%
       5,045    United Stationers, Inc.* ...................            193,324

Electric - Integrated - 0.8%
       3,785    Otter Tail Corp. ...........................             99,205

Electronic Components - Semiconductors - 1.5%
       7,342    Zoran Corp.* ...............................            199,042

Enterprise Software/Services - 1.6%
      13,457    Sybase, Inc.* ..............................            211,275

Entertainment Software - 0.9%
       4,495    Take-Two Interactive Software, Inc.* .......            119,567

Shares or Principal Amount                                       Market Value
================================================================================

Finance - Investment Fund - 4.7%
       4,565    iShares Russell 2000 Value Index Fund ......   $        617,645

Food - Diversified - 0.9%
       3,625    J & J Snack Foods Corp.* ...................            122,815

Food - Retail - 2.6%
      11,736    Ruddick Corp. ..............................            192,470
       4,504    Weis Markets, Inc. .........................            147,371

                                                                        339,841

Gas - Distribution - 1.0%
       2,752    Atmos Energy Corp. .........................             67,066
       1,809    Piedmont Natural Gas Company, Inc. .........             69,158

                                                                        136,224

Human Resources - 1.0%
      16,858    Spherion Corp.* ............................            128,795

Leisure and Recreation Products - 0.8%
       4,640    Multimedia Games, Inc.* ....................            104,632

Machinery - General Industrial - 2.7%
      10,301    Applied Industrial Technologies, Inc. ......            230,227
       7,421    Stewart & Stevenson Services, Inc. .........            119,478

                                                                        349,705

Medical - HMO - 1.3%
       4,196    Amerigroup Corp.* ..........................            172,959

Medical Instruments - 1.0%
       4,025    Datascope Corp. ............................            128,720

Medical Products - 1.3%
       4,811    Cooper Companies, Inc. .....................            168,626

Metal Processors and Fabricators - 0.9%
       6,249    CIRCOR International, Inc. .................            116,231

Networking Products - 1.1%
      23,737    Extreme Networks, Inc.* ....................            145,270

Non-Ferrous Metals - 1.2%
      15,667    RTI International Metals, Inc.* ............            158,080

Office Furnishings - 1.1%
       4,461    HON Industries, Inc. .......................            148,373

Oil - Field Services - 1.2%
       4,595    Tetra Technologies, Inc.* ..................            150,946

Oil and Gas Drilling - 0.5%
       2,923    Atwood Oceanics, Inc.* .....................             71,817

Oil Field Machinery and Equipment - 1.0%
       7,999    Maverick Tube Corp.* .......................            131,984

Pipelines - 2.2%
       3,206    Gulfterra Energy Partners L.P. .............            123,495
       2,142    TEPPCO Partners L.P. .......................             78,183
       1,774    Williams Energy Partners L.P. ..............             81,870

                                                                        283,548

Printing - Commercial - 1.5%
      14,276    Bowne & Company, Inc. ......................            191,869

Real Estate Investment Trusts (REIT) - Apartments - 0.4%
       1,331    Home Properties of New York, Inc. ..........             49,500

Real Estate Investment Trusts (REIT) - Health Care - 0.5%
       3,212    National Health Investors, Inc. ............             63,598

Real Estate Investment Trusts (REIT) -
Manufactured Homes - 1.0%
       3,703    Manufactured Home Communities, Inc. ........            135,530

See Notes to Schedules of Investments and Financial Statements

68  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Real Estate Investment Trusts (REIT) - Office Property - 1.9%
       2,758    Alexandria Real Estate Equities, Inc. ......   $        126,178
       4,454    Cousins Properties, Inc. ...................            125,603

                                                                        251,781

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.8%
       2,393    Chelsea Property Group, Inc. ...............            104,335

Real Estate Investment Trusts (REIT) -
Shopping Centers - 1.5%
       5,445    Regency Centers Corp. ......................            198,089

Real Estate Investment Trusts (REIT) - Storage - 0.7%
       2,624    Shurgard Storage Centers, Inc. .............             92,234

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 0.6%
       2,958    AMB Property Corp. .........................             83,120

Retail - Automobile - 1.3%
       4,429    Group 1 Automotive, Inc.* ..................            166,973

Retail - Bookstore - 1.6%
       9,060    Barnes & Noble, Inc.* ......................            216,806

Retail - Jewelry - 1.7%
       4,590    Zale Corp.* ................................            218,254

Retail - Mail Order - 1.1%
       6,500    Brookstone, Inc.* ..........................            148,850

Retail - Video Rental - 1.3%
       8,560    Movie Gallery, Inc.* .......................            171,200

Savings/Loan/Thrifts - 3.9%
       4,285    First Defiance Financial Corp. .............             91,056
       4,825    FirstFed Financial Corp.* ..................            182,867
       5,103    Parkvale Financial Corp. ...................            125,228
       3,807    Provident Financial Holdings, Inc. .........            115,752

                                                                        514,903

Semiconductor Equipment - 1.3%
       7,736    Lam Research Corp.* ........................            168,335

Telecommunication Equipment - Fiber Optics - 1.1%
      77,361    Optical Communication Products, Inc.* ......            143,118

Telecommunication Services - 1.3%
      16,915    Lightbridge, Inc.* .........................            167,797

Telephone - Integrated - 0.9%
       4,080    Golden Telecom, Inc.* ......................            113,220

Tobacco - 1.0%
       3,164    Universal Corp. ............................            134,818

Toys - 0.8%
       8,980    Jakks Pacific, Inc.* .......................            102,552

Water - 1.6%
       7,830    American States Water Co. ..................            208,983
--------------------------------------------------------------------------------
Total Common Stock (cost $10,993,435) ......................         12,575,466
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

Repurchase Agreement - 3.1%
$    400,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $400,012
                  collateralized by $49,894
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $393,043 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $54,366 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $41,372, $305,619
                  and $61,009 (cost $400,000) ..............   $        400,000
--------------------------------------------------------------------------------
Total Investments (total cost $11,393,435) - 99.2% .........         12,975,466
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%           110,533
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................        $13,085,999
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

--------------------------------------------------------------------------------

[PHOTO]
Ronald Speaker
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended July 31, 2003, Janus Adviser Flexible Income Fund gained 7.94% for its I Shares, while its benchmark, the Lehman Brothers Government/Credit Index, gained 7.12%(1). The Fund's I Shares consequently earned a first-quartile ranking, placing 56th out of 408 intermediate investment-grade debt funds ranked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2) The Fund's C Shares, launched on September 30, 2002, returned 2.92% through July 31, 2003, while the Lehman Brothers Government/Credit Index advanced 2.56%(1) for the same period.

MARKET OVERVIEW

The U.S. economy managed to defy fears of a "double-dip" recession by growing - albeit in fits and starts - throughout the period. Treasury yields nonetheless declined across the curve, with short- and intermediate-term bonds performing the best. That allowed the yield curve to steepen somewhat and sent rates on the closely watched 10-year Treasury note to near-historic lows in mid-June. On the corporate side, spreads generally widened during the first few months of the period before peaking in October. Thereafter, optimism for a strong economic recovery and rising demand for higher-yielding alternatives to Treasury debt allowed corporate bonds to regain traction, thereby pushing credit spreads lower for the remainder of the year.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST IMPACT ON PERFORMANCE? Disappointments included our 5.375% senior notes issued by hospital operator Tenet Healthcare Corp., due November 15, 2006, as well as our bonds issued by Pitney Bowes, Inc., a provider of global, integrated mail and document management solutions. Pitney Bowes' bonds yield 4.75% and are due May 15, 2018. Other weak performers were our bonds issued by finance company General Motors Acceptance Corp., yielding 6.875% and due September 15, 2011, and our 9.875% senior subordinated notes issued by fitness center operator Bally Total Fitness Holding Corp., which are due October 15, 2007. As interest rates rose during the period, a number of our Treasury holdings also detracted from our performance. However, several of our other Treasury positions contributed positively to our results due to specific trading decisions related to those particular securities.

Meanwhile, the Fund's top contributors included our bonds issued by media conglomerate AOL Time Warner, Inc., which yield 5.625% and are due May 1, 2005. Also helping boost our performance were notes issued by cable company Comcast Cable Communications, Inc., which yield 6.375% and are due January 30, 2006. Other standouts included our 6.625% notes issued by mortgage lender Fannie Mae, which are due November 15, 2030, our investment in U.S. Treasury notes yielding 6.25% and due August 15, 2023, and senior notes issued by financial services company StanCorp Financial Group, Inc., which yield 6.875% and are due October 1, 2012.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our corporate bonds had a significant impact on the Fund's results during the year. The dramatic change in credit spreads mentioned above caused our holdings to detract from the Fund's performance early in the period then boost our results in the latter half when spreads tightened. Contributing most substantially were our cable and environmental services corporate bonds, which gained when spreads compressed.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Above all, we are confident in the all-weather appeal of bonds. Market volatility has reminded investors of the importance of diversification and the vital role bonds can play in even the most aggressive of portfolios. Furthermore, we will continue to rely on our ongoing research, fresh insights and nimble investment strategy to attempt to deliver on our goal of creating dependable returns for our investors - whatever the future may hold.

70  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Adviser Flexible Income
Fund - I Shares $20,557

Lehman Brothers
Government/Credit Index
$18,922

INITIAL INVESTMENT OF $10,000

[GRAPH OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Flexible Income Fund - I Shares and the Lehman Brothers Government/Credit Index. Janus Adviser Flexible Income Fund - I Shares is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Flexible Income Fund - I Shares ($20,557) as compared to the Lehman Brothers Government/Credit Index ($18,922).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
                                            ONE         FIVE          SINCE
                                            YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund - I Shares                     7.94%        5.72%         7.54%
--------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund -
C Shares at NAV**                          7.43%        5.02%         6.91%
--------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund -
C Shares at MOP***                         5.33%        4.81%         6.80%
--------------------------------------------------------------------------------
Lehman Brothers Govern-
ment/Credit Index                          7.12%        6.90%         6.67%

FUND STRATEGY
--------------------------------------------------------------------------------
To seek maximum total return, consistent with preservation of capital primarily through investments in a wide variety of income-producing securities. The Fund will normally invest at least 80% of assets in income-producing securities.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock -- 0.1%

Cash and Cash Equivalents -- 3.7%

Foreign Dollar/Non-Dollar Bonds -- 7.6%

U.S. Government Agencies -- 11.0%

U.S. Treasury Notes/Bonds -- 21.8%

Corporate Bonds -- 55.8%

Number of Bonds: 244

FUND PROFILE
--------------------------------------------------------------------------------

                                           JULY 31, 2003           JULY 31, 2002

Weighted Average Maturity                       7.2 Yrs.                7.9 Yrs.
Average Modified Duration+                      5.2 Yrs.                5.3 Yrs.
30-Day Average Yield++
  I Shares
     With Reimbursement                            2.73%                   4.10%
     Without Reimbursement                         2.67%                   3.92%
  C Shares+++
     With Reimbursement                            2.23%                     N/A
     Without Reimbursement                         2.16%                     N/A
Weighted Average Fixed Income
  Credit Rating                                        A                       A

--------------------------------------------------------------------------------

TOP INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

[ ] JANUS ADVISER FLEXIBLE INCOME FUND

                                               JANUS ADVISER
                                                  FLEXIBLE
                                                INCOME FUND

Electric -- Integrated                              5.3%
Cable Television                                    4.8%
Foreign Government                                  4.4%
Pipelines                                           2.4%
Multimedia                                          2.3%
Property and Casualty Insurance                     2.2%
Finance -- Auto Loans                               2.2%
Life and Health Insurance                           2.0%
Oil Companies -- Exploration and Production         2.0%
Food -- Diversified                                 1.9%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Flexible Income Fund - I Shares 123rd out of 224 intermediate investment grade debt funds for the 5-year period.

See "Explanations of Charts, Tables and Financial Statements."

    *The fund's inception date - 9/13/93.
   **Performance is shown at Net Asset Value (NAV) which does not include the
     1.00% upfront sales charge or the 1.00% contingent deferred sales charge. ***Performance is shown at Maximum Offering Price (MOP) which includes the
     1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C shares redeemed within 18 months of purchase.
    +A theoretical measure of price volatility.
   ++Yields will fluctuate.
  +++Does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

                                         Janus Adviser Series  July 31, 2003  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Corporate Bonds - 60.9%
Aerospace and Defense - 0.3%
$    345,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 .......................   $        371,414

Automotive - Cars and Light Trucks - 0.6%
     800,000    Daimlerchrysler North America Holding
                  Corp., 4.05%, company guaranteed notes
                  due 6/4/08 ...............................            769,031

Automotive - Truck Parts and Equipment - Original - 0.3%
     100,000    Delphi Corporation, 6.50%
                  notes, due 8/15/13 .......................             97,623
     250,000    TRW Automotive, Inc., 10.125%
                  senior notes, due 2/15/13 (144A) ........             298,272

                                                                        395,895

Beverages - Non-Alcoholic - 0.7%
                Coca-Cola Enterprises, Inc.:
     400,000      4.375%, notes, due 9/15/09 ...............            402,689
     250,000      6.125%, notes, due 8/15/11 ...............            270,983
     165,000      7.125%, debentures, due 8/1/17 ...........            191,278

                                                                        864,950

Beverages - Wine and Spirits - 0.2%
     275,000    Brown-Forman Corp., 2.125%
                  notes, due 3/15/06 ......................             271,947

Brewery - 0.3%
     150,000    Anheuser-Busch Companies, Inc., 5.95%
                  debentures, due 1/15/33 ..................            145,935
     185,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 ...             198,394
                                                                        344,329

Broadcast Services and Programming - 0.3%
      50,000    Clear Channel Communications, Inc., 6.00%
                  senior notes, due 11/1/06 ................             53,842
     250,000    XM Satellite Radio Holdings, Inc., 12.00%
                  secured notes, due 6/15/10 (144A) ........            247,500
                                                                        301,342

Building - Residential and Commercial - 0.1%
     100,000    Toll Brothers, Inc., 6.875%
                  notes, due 11/15/12 (144A) ...............            107,618

Building Products - Cement and Aggregate - 0.2%
     225,000    Hanson Australia Funding, Ltd., 5.25%
                  company guaranteed notes, due 3/15/13 ....            216,317

Cable Television - 4.8%
                British Sky Broadcasting Group PLC:
     215,000      7.30%, company guaranteed notes
                  due 10/15/06 .............................            234,888
   1,000,000      6.875%, company guaranteed notes
                  due 2/23/09 ..............................          1,090,000
   1,000,000    Comcast Cable Communications, Inc.
                  6.375%, senior notes, due 1/30/06 ........          1,071,850
                Comcast Corp.:
     500,000      5.85%, company guaranteed notes
                  due 1/15/10 ..............................            521,030
     475,000      5.50%, notes, due 3/15/11 ................            478,254
     400,000      5.30%, notes, due 1/15/14 ................            380,928

Shares or Principal Amount                                       Market Value
================================================================================

Cable Television - (continued)
                Cox Communications, Inc.:
$    450,000      6.875%, notes, due 6/15/05 ...............   $        485,478
      45,000      7.125%, notes, due 10/1/12 ...............             50,269
     400,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09.................            439,000
     150,000    Rogers Cable, Inc., 6.25%
                  notes, due 6/15/13 (144A).................            144,000
     825,000    TCI Communications, Inc., 7.875%
                  debentures, due 8/1/13 ...................            944,643

                                                                      5,840,340

Cellular Telecommunications - 0.2%
     200,000    Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 ...............            212,000

Circuit Boards - 0.1%
     125,000    Jabil Circuit, Inc., 5.875%
                  senior notes, due 7/15/10 ................            122,685

Commercial Banks - 0.8%
      50,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13 (144A) ....             47,122
       2,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06......              2,212
     275,000    Sovereign Bank, 5.125%
                  subordinated notes, due 3/15/13 ..........            265,812
     625,000    US Bancorp, 2.75%
                  senior notes, due 3/30/06 ................            629,363

                                                                        944,509

Commercial Services - 0.9%
                ARAMARK Services, Inc.:
     200,000      7.00%, company guaranteed notes
                  due 5/1/07 ...............................            217,076
     225,000      6.375%, company guaranteed notes
                  due 2/15/08 ..............................            238,607
     650,000    PHH Corp., 6.00%
                  notes, due 3/1/08 ........................            683,804

                                                                      1,139,487

Computer Services - 0.3%
     400,000    Electronic Data Systems Corp., 6.00%
                  notes, due 8/1/13 (144A) .................            374,098

Computers - 1.4%
     445,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 .......................            452,787
                IBM Corp.:
     550,000      2.375%, notes, due 11/1/06 ...............            543,996
     200,000      4.25%, notes, due 9/15/09 ................            199,905
     225,000      4.75%, notes, due 11/29/12 ...............            220,508
     275,000      5.875%, debentures, due 11/29/32 .........            260,834

                                                                      1,678,030

Consumer Products - Miscellaneous - 0.8%
                Dial Corp.:
     600,000      7.00%, senior notes, due 8/15/06 .........            666,418
     300,000      6.50%, senior notes, due 9/15/08 .........            324,352

                                                                        990,770

See Notes to Schedules of Investments and Financial Statements

72  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Containers - Metal and Glass - 1.4%
                Ball Corp.:
$    100,000      6.875%, company guaranteed notes
                  due 12/15/12 .............................   $        100,000
     200,000      6.875%, senior notes
                  due 12/15/12 (144A) ......................            200,000
                Owens-Brockway Glass Container, Inc.:
     115,000      8.875%, company guaranteed notes
                  due 2/15/09 ..............................            120,175
     125,000      7.75%, secured notes, due 5/15/11 (144A) .            126,250
     150,000      8.75%, secured notes, due 11/15/12 .......            158,250
   1,000,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 ................          1,005,000

                                                                      1,709,675

Containers - Paper and Plastic - 0.7%
                Packaging Corporation of America:
     125,000      4.375%, notes, due 8/1/08 (144A) .........            123,033
     400,000      5.75%, notes, due 8/1/13 (144A) ..........            389,038
                Sealed Air Corp.:
     125,000      5.375%, senior notes, due 4/15/08 (144A) .            127,087
     200,000      6.875%, bonds, due 7/15/33 (144A) ........            188,076

                                                                        827,234

Cosmetics and Toiletries - 0.4%
     195,000    Gillette Co., 4.125%
                  senior notes, due 8/30/07 ................            199,279
     285,000    Procter & Gamble Co., 4.75%
                  notes, due 6/15/07 .......................            299,103

                                                                        498,382

Data Processing and Management - 0.1%
     175,000    Fiserv, Inc., 4.00%
                  notes, due 4/15/08 (144A) ................            173,587

Diversified Financial Services - 1.3%
     375,000    Citigroup, Inc., 4.875%
                  subordinated notes, due 5/7/15 ...........            352,098
                General Electric Capital Corp.:
   1,000,000      2.85%, notes, due 1/30/06 ................          1,009,320
     185,000      6.00%, notes, due 6/15/12 ................            194,597

                                                                      1,556,015

Diversified Operations - 0.6%
     350,000    Cendant Corp., 6.25%
                  notes, due 3/15/10 .......................            368,676
     300,000    Tyco International Group S.A., 6.375%
                  company guaranteed notes
                  due 6/15/05** ............................            309,000

                                                                        677,676

Drug Delivery Systems - 0.1%
     150,000    Fresenius Finance B.V., 7.75%
                  company guaranteed notes
                  due 4/30/09 (144A)** .....................            176,431

E-Commerce/Services - 0.5%
     600,000    InterActiveCorp, 7.00%
                  notes, due 1/15/13 .......................            648,142

Shares or Principal Amount                                       Market Value
================================================================================

Electric - Integrated - 5.3%
$    130,000    AmerenEnergy Generating Co., 7.95%
                  notes, due 6/1/32 ........................   $        150,419
                CMS Energy Corp.:
      50,000      7.625%, senior notes, due 11/15/04 .......             50,000
     250,000      7.50%, senior notes, due 1/15/09 .........            238,750
     250,000      7.75%, senior notes, due 8/1/10 (144A) ...            237,500
                Centerpoint Energy Houston Electric LLC:
     500,000      5.875%, notes, due 6/1/08 (144A) .........            487,783
     400,000      6.85%, bonds, due 6/1/15 (144A) ..........            375,029
     600,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ...................            626,369
                Dominion Resources, Inc.:
     500,000      2.80%, notes, due 2/15/05 ................            502,205
     500,000      5.125%, senior notes, due 12/15/09 .......            512,755
     350,000      5.00%, senior notes, due 3/15/13 .........            335,086
                Public Service Company of Colorado:
      50,000      6.875%, senior notes, due 7/15/09 ........             55,097
     500,000      7.875%, collateral trust notes
                  due 10/1/12 ..............................            587,251
     275,000      4.875%, first mortgage notes
                  due 3/1/13 (144A) ........................            266,309
     225,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 ................            234,156
                TXU Corp.:
     125,000      6.375%, senior notes, due 6/15/06 ........            127,812
     700,000      6.375%, notes, due 1/1/08 ................            717,500
     325,000      7.00%, notes, due 3/15/13 (144A) .........            340,280
                Xcel Energy, Inc.:
     200,000      3.40%, senior notes, due 7/1/08 (144A) ...            191,683
     325,000      7.00%, senior notes, due 12/1/10 .........            353,671

                                                                      6,389,655

Electronic Parts Distributors - 0.3%
     350,000    Arrow Electronics, Inc., 6.875%
                  notes, due 7/1/13 ........................            326,078

Energy - Alternate Sources - 0.4%
     475,000    MidAmerican Energy Holdings Co., 3.50%
                  notes, due 5/15/08 .......................            459,894

Fiduciary Banks - 0.3%
     375,000    Bank of New York Company, Inc., 2.20%
                  notes, due 5/12/06 .......................            372,267

Finance - Auto Loans - 2.2%
     750,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 ................            764,715
                General Motor Acceptance Corp.:
   1,000,000      4.50%, notes, due 7/15/06 ................          1,001,893
     500,000      5.125%, notes, due 5/9/08 ................            486,861
     450,000      6.875%, notes, due 9/15/11 ...............            439,636

                                                                      2,693,105

Finance - Commercial - 0.4%
     550,000    Caterpillar Financial Services Corp., 2.35%
                  notes, due 9/15/06 .......................            543,759

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Finance - Consumer Loans - 1.4%
                Household Finance Corp.:
$    225,000      3.375%, notes, due 2/21/06 ...............   $        229,480
     275,000      4.625%, notes, due 1/15/08 ...............            283,167
     120,000    John Deere Capital Corp., 4.125%
                  senior notes, due 7/15/05 ................            124,509
                SLM Corp.:
     475,000      3.95%, notes, due 8/15/08 ................            470,934
     350,000      5.125%, notes, due 8/27/12 ...............            347,113
     200,000      5.05%, notes, due 11/14/14 ...............            192,374

                                                                      1,647,577

Finance - Other Services - 0.6%
     250,000    Mellon Funding Corp., 5.00%
                  company guaranteed notes, due 12/1/14 ....            241,931
     400,000    National Rural Utilities Cooperative Finance
                  Corp., 5.75%, notes, due 8/28/09 .........            424,162

                                                                        666,093

Food - Canned - 0.1%
                Del Monte Corp.:
      45,000      9.25%, company guaranteed notes
                  due 5/15/11 ..............................             47,250
     110,000      8.625%, senior subordinated notes
                  due 12/15/12 (144A) ......................            114,400
                                                                        161,650

Food - Diversified - 1.9%
                Dean Foods Co.:
     475,000      6.625%, senior notes, due 5/15/09 ........            484,500
     100,000      6.90%, senior notes, due 10/15/17 ........             99,000
                General Mills, Inc.:
     200,000      5.125%, notes, due 2/15/07 ...............            213,126
     325,000      3.875%, notes, due 11/30/07 ..............            328,663
     100,000      6.00%, notes, due 2/15/12 ................            105,876
                Kellogg Co.:
     200,000      6.00%, notes, due 4/1/06 .................            216,952
     350,000      2.875%, notes, due 6/1/08 ................            335,997
     500,000      6.60%, notes, due 4/1/11 .................            553,532

                                                                      2,337,646

Food - Retail - 0.7%
     100,000    Dominos, Inc., 8.25%
                  senior subordinated notes
                  due 7/1/11 (144A) ........................            104,500
     100,000    Fred Meyer, Inc., 7.375%
                  company guaranteed notes
                  due 3/1/05 ...............................            107,257
     250,000    Safeway, Inc., 6.15%
                  notes, due 3/1/06 ........................            266,566
     100,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 ................            104,750
     225,000    Winn-Dixie Stores, Inc., 8.875%
                  company guaranteed notes, due 4/1/08 .....            237,938

                                                                        821,011

Foreign Government - 1.9%
                United Mexican States:
   1,000,000      4.625%, notes, due 10/8/08 ...............            992,500
     450,000      6.375%, notes, due 1/16/13 ...............            443,700
     800,000      8.00%, notes, due 9/24/22 ................            820,000

                                                                      2,256,200

Shares or Principal Amount                                       Market Value
================================================================================

Funeral Services and Related Items - 0.1%
$    150,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 ......................   $        150,375

Gas - Distribution - 0.4%
     475,000    Southwest Gas Corp., 7.625%
                  senior notes, due 5/15/12 ................            511,845

Home Decoration Products - 0.1%
     175,000    Newell Rubbermaid, Inc., 4.00%
                  notes, due 5/1/10 ........................            167,881

Hotels and Motels - 1.4%
     750,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 .....            759,375
     850,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 ...............            879,750

                                                                      1,639,125

Insurance Brokers - 0.1%
      90,000    Marsh & McLennan Companies, Inc., 6.25%
                  senior notes, due 3/15/12 ................             96,149

Investment Management and Advisory Services - 0.2%
     250,000    Franklin Resources, Inc., 3.70%
                  notes, due 4/15/08 .......................            248,170

Leisure, Recreation and Gaming - 0.2%
     250,000    Hard Rock Hotel, Inc., 8.875%
                  notes, due 6/1/13 (144A) .................            256,875

Life and Health Insurance - 2.0%
     500,000    Americo Life, Inc., 7.875%
                  notes, due 5/1/13 (144A) .................            498,750
     267,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 ................            270,338
     250,000    Nationwide Financial Services, Inc., 5.625%
                  notes, due 2/13/15 .......................            250,585
     650,000    Provident Companies, Inc., 6.375%
                  senior notes, due 7/15/05 ................            663,000
     500,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 ................            534,846
     225,000    UnumProvident Corp., 7.375%
                  debentures, due 6/15/32 ..................            213,750

                                                                      2,431,269

Linen Supply and Related Items - 0.1%
     105,000    Cintas Corp., 6.00%
                  company guaranteed notes, due 6/1/12 .....            111,868

Machine Tools and Related Products - 0.6%
     725,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 ................            749,921

Medical - HMO - 0.9%
     400,000    Coventry Health Care, Inc., 8.125%
                  senior notes, due 2/15/12 ................            436,000
                UnitedHealth Group, Inc.:
     250,000      5.20%, notes, due 1/17/07 ................            266,636
     250,000      4.875%, notes, due 4/1/13 ................            243,320
     110,000    WellPoint Health Networks, Inc.,6.375%
                  notes, due 6/15/06 .......................            121,078

                                                                      1,067,034

See Notes to Schedules of Investments and Financial Statements

74  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Medical - Hospitals - 1.8%
                HCA, Inc.:
$     40,000      8.125%, notes, due 8/4/03 ................   $         40,000
     720,000      6.91%, notes, due 6/15/05 ................            754,002
     500,000      6.95%, senior notes, due 5/1/12 ..........            498,312
     750,000      6.25%, notes, due 2/15/13 ................            709,846
     200,000    Tenet Healthcare Corp., 5.375%
                  senior notes, due 11/15/06 ...............            190,500

                                                                      2,192,660

Medical - Nursing Home - 0.3%
     360,000    Manor Care, Inc., 6.25%
                  notes, due 5/1/13 (144A) .................            347,400

Medical Labs and Testing Services - 1.0%
     125,000    Laboratory Corporation of America Holdings
                  5.50%, senior notes, due 2/1/13 ..........            125,366
                Quest Diagnostics, Inc.:
     600,000      6.75%, company guaranteed notes
                  due 7/12/06 ..............................            659,849
     385,000      7.50%, notes, due 7/12/11 ................            437,258

                                                                      1,222,473

Medical Products - 0%
      50,000    Fresenius Medical Care Capital Trust IV
                  7.875%, company guaranteed notes
                  due 6/15/11 ..............................             52,750

Metal - Diversified - 0.3%
     350,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 ........            388,500

Multi-Line Insurance - 0.4%
     150,000    Aon Corp., 6.20%
                  notes, due 1/15/07 .......................            164,855
     285,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04 (144A) ..........            288,596

                                                                        453,451

Multimedia - 2.3%
                AOL Time Warner, Inc.:
     550,000      5.625%, notes, due 5/1/05 ................            577,758
     500,000      6.875%, company guaranteed senior notes
                  due 5/1/12 ...............................            536,100
                Belo Corp.:
     260,000      7.125%, senior notes, due 6/1/07 .........            287,031
     100,000      8.00%, notes, due 11/1/08 ................            116,428
     125,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 ....            133,125
      50,000    Cox Enterprises, Inc., 4.375%
                  notes, due 5/1/08 (144A) .................             49,901
     365,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 ........................            382,796
     300,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 .................            331,452
                Viacom, Inc.:
     250,000      6.40%, company guaranteed notes
                  due 1/30/06 ..............................            272,725
     110,000      5.625%, company guaranteed notes
                  due 8/15/12 ..............................            114,135

                                                                      2,801,451

Shares or Principal Amount                                       Market Value
================================================================================

Mutual Insurance - 0.7%
                Liberty Mutual Insurance:
$    250,000      8.50%, notes, due 5/15/25 (144A) .........   $        210,960
     500,000      7.875%, notes, due 10/15/26 (144A) .......            393,263
     200,000    New York Life Insurance Co., 5.875%
                  notes, due 5/15/33 (144A) ................            186,594

                                                                        790,817

Networking Products - 0%
       4,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03 (144A)(omega),
                  (delta),ss.,(pound) ......................                340

Non-Hazardous Waste Disposal - 1.8%
     415,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 .......................            452,508
                Waste Management, Inc.:
     300,000      7.00%, senior notes, due 10/1/04 .........            316,366
     775,000      7.375%, senior notes, due 8/1/10 .........            876,999
     500,000      6.375%, company guaranteed notes
                  due 11/15/12 .............................            519,260

                                                                      2,165,133

Office Automation and Equipment - 0.3%
     425,000    Pitney Bowes, Inc., 4.75%
                  notes, due 5/15/18 .......................            397,074

Oil and Gas Drilling - 0%
      50,000    Westport Resources Corp., 8.25%
                  company guaranteed notes, due 11/1/11 ....             53,250

Oil Companies - Exploration and Production - 2.0%
     450,000    Devon Energy Corp., 2.75%
                  senior notes, due 8/1/06 .................            447,021
      80,000    Magnum Hunter Resources, Inc., 9.60%
                  company guaranteed notes, due 3/15/12 ....             85,600
                Pemex Project Funding Master Trust:
   1,000,000      6.125%, notes, due 8/15/08 (144A) ........          1,042,500
     500,000      7.375%, company guaranteed notes
                  due 12/15/14 .............................            516,250
     295,000      8.625%, company guaranteed notes
                  due 2/1/22 ...............................            308,275

                                                                      2,399,646

Oil Companies - Integrated - 1.4%
     405,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 ....            406,896
     845,000    Conoco Funding Co., 5.45%
                  company guaranteed notes, due 10/15/06 ...            913,686
                Occidental Petroleum Corp.:
     150,000      5.875%, notes, due 1/15/07 ...............            162,876
     175,000      4.25%, notes, due 3/15/10 ................            171,773

                                                                      1,655,231

Optical Supplies - 0.2%
     250,000    Bausch & Lomb, Inc., 6.375%
                  notes, due 8/1/03 ........................            250,000

Paper and Related Products - 0.3%
     100,000    International Paper Co., 5.85%
                  notes, due 10/30/12 ......................            102,426
     300,000    Weyerhaeuser Co., 5.25%
                  notes, due 12/15/09 ......................            303,587

                                                                        406,013

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Pipelines - 2.4%
                CMS Panhandle Holding Co.:
$  1,000,000      6.125%, senior notes, due 3/15/04 ........   $      1,028,750
     623,000      6.50%, senior notes, due 7/15/09 .........            670,504
     125,000    Centerpoint Energy Resources Corp., 6.50%
                  debentures, due 2/1/08 ...................            130,922
     125,000    Gulfterra Energy Partners L.P., 8.50%
                  senior subordinated notes
                  due 6/1/10 (144A) ........................            131,875
     250,000    Kaneb Pipe Line Operating Partnership L.P.
                  5.875%, senior notes, due 6/1/13 .........            241,606
     247,964    Kern River Funding Corp., 4.893%
                  company guaranteed notes
                  due 4/30/18 (144A) .......................            239,062
     350,000    Kinder Morgan, Inc., 6.50%
                  senior notes, due 9/1/12 .................            376,531
     100,000    TEPPCO Partners L.P., 7.625%
                  company guaranteed notes, due 2/15/12 ....            111,215

                                                                      2,930,465

Property and Casualty Insurance - 2.2%
     202,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 ....            218,665
     600,000    Fund American Companies, Inc., 5.875%
                  notes, due 5/15/13 .......................            584,875
     600,000    Markel Corp., 6.80%
                  notes, due 2/15/13 .......................            626,560
     100,000    Progressive Corp., 6.25%
                  senior notes, due 12/1/32 ................             99,192
     500,000    Travelers Property Casualty Corp., 5.00%
                  senior notes, due 3/15/13 ................            484,398
     700,000    W.R. Berkley Corp., 5.875%
                  notes, due 2/15/13 .......................            694,657

                                                                      2,708,347

Publishing - Periodicals - 0.1%
                Dex Media East LLC:
      50,000      9.875%, company guaranteed notes
                  due 11/15/09 .............................             54,750
      70,000      12.125%, company guaranteed notes
                  due 11/15/12 .............................             80,500

                                                                        135,250

Retail - Apparel and Shoe - 0.1%
     125,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 ...            129,375

Retail - Auto Parts - 0.3%
     300,000    AutoZone, Inc., 5.875%
                  notes, due 10/15/12 ......................            309,535

Retail - Discount - 0.5%
                Wal-Mart Stores, Inc.:
     200,000      6.875%, senior notes, due 8/10/09 ........            228,415
     375,000      4.55%, notes, due 5/1/13 .................            360,892

                                                                        589,307

Shares or Principal Amount                                       Market Value
================================================================================

Retail - Drug Store - 0.4%
$    300,000    CVS Corp., 3.875%
                  notes, due 11/1/07 .......................   $        300,393
                Rite Aid Corp.:
      50,000      7.625%, senior notes, due 4/15/05 ........             49,500
      50,000      7.125%, notes, due 1/15/07 ...............             48,750
      95,000      8.125%, secured notes
                  due 5/1/10 (144A) ........................             96,900

                                                                        495,543

Retail - Leisure Products - 0.2%
     250,000    Toys "R" Us, Inc., 7.875%
                  notes, due 4/15/13 .......................            249,866

Retail - Major Department Stores - 0.4%
     447,000    J.C. Penney Company, Inc., 6.00%
                  debentures, due 5/1/06 ...................            438,060

Retail - Restaurants - 0%
      40,000    Yum! Brands, Inc., 7.70%
                  senior notes, due 7/1/12 .................             43,200

Savings/Loan/Thrifts - 0.5%
     400,000    Greenpoint Financial Corp., 3.20%
                  senior notes, due 6/6/08 (144A) ..........            382,042
     225,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ..........            229,020

                                                                        611,062

Specified Purpose Acquisition Company - 0.4%
     425,000    Valentia Telecommunications, Inc., 7.25%
                  company guaranteed notes
                  due 8/15/13 (144A)** .....................            475,969

Telecommunication Services - 1.2%
                Verizon Global Funding Corp.:
   1,000,000      4.00%, notes, due 1/15/08 ................          1,007,235
     400,000      6.875%, notes, due 6/15/12 ...............            437,311

                                                                      1,444,546

Telephone - Integrated - 0.1%
     175,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08** ............................            170,780

Theaters - 0.1%
     150,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 ....            161,250

Transportation - Railroad - 0.1%
     100,000    CSX Corp., 4.875%
                  notes, due 11/1/09 .......................            100,839

Veterinary Diagnostics - 0.1%
      65,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 ....             70,525
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $72,800,272) ...................         73,957,459
--------------------------------------------------------------------------------
Foreign Bonds - 2.5%
Foreign Government - 2.5%
                Deutscheland Republic:
EUR  325,000      4.50%, bonds, due 8/17/07** ..............            382,651
   1,575,000      5.00%, bonds, due 7/4/12** ...............          1,889,557
     675,000    Spanish Government, 5.00%
                  bonds, due 7/30/12** .....................            808,525
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $2,918,430) ......................          3,080,733
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

76  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
       2,142    Chevy Chase Savings Bank, 13.00%
                  (cost $59,225) ...........................   $         57,834
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           4    Ono Finance PLC - expires 5/31/09*,(beta) ..                  0

Telephone - Integrated - 0%
           1    Versatel Telecom B.V.
                  - expires 5/15/08*,(beta),(pound) ........                  0

Web Hosting/Design - 0%
           5    Equinix, Inc. - expires 12/1/07*,(beta),(pound)               0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ...................................                  0
--------------------------------------------------------------------------------
U.S. Government Agencies - 11.0%
                Fannie Mae:
$  2,380,000      3.875%, due 3/15/05 ......................          2,459,754
   2,000,000      2.875%, due 10/15/05 .....................          2,029,842
      50,000      3.25%, due 11/15/07 ......................             49,501
   1,095,000      5.25%, due 1/15/09 .......................          1,163,156
   1,165,000      6.25%, due 2/1/11 ........................          1,248,603
     395,000      6.00%, due 5/15/11 .......................            427,365
     280,000      6.125%, due 3/15/12 ......................            303,385
   1,000,000      5.25%, due 8/1/12 ........................            985,871
     405,000      4.375%, due 9/15/12 ......................            385,785
     375,000      4.625%, due 5/1/13 .......................            349,574
     975,000    Federal Home Loan Bank System, 5.125%
                  due 3/6/06 ...............................          1,039,534
   2,725,000    Freddie Mac
                  5.875%, due 3/21/11 ......................          2,847,848
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $13,359,132) ..........         13,290,218
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 21.8%
   3,050,000      5.75%, due 11/15/05 ......................          3,306,630
   4,000,000      2.00%, due 5/15/06 .......................          3,975,000
   1,313,000      4.375%, due 5/15/07 ......................          1,385,780
   2,028,000      2.625%, due 5/15/08 ......................          1,968,586
     525,000      6.00%, due 8/15/09 .......................            589,579
     120,000      6.50%, due 2/15/10 .......................            138,178
     275,000      5.00%, due 2/15/11 .......................            290,211
   4,332,574      3.00%, due 7/15/12(pi) ...................          4,552,587
   2,630,000      3.625%, due 5/15/13 ......................          2,453,708
     905,000      7.25%, due 5/15/16 .......................          1,100,211
   3,665,000      6.25%, due 8/15/23 .......................          4,024,056
     825,000      6.25%, due 5/15/30 .......................            912,463
   1,785,000      5.375%, due 2/15/31** ....................          1,776,075
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $27,344,002) .........         26,473,064
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

Repurchase Agreement - 2.7%
$  3,300,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $3,300,102
                  collateralized by $411,624
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $3,242,603 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $448,518 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $341,320, $2,521,360
                  and $503,323 (cost $3,300,000) ...........   $      3,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $119,781,061) - 99.0% ........        120,159,308
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%         1,271,482
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................       $121,430,790
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
         150    U.S. Treasury - 10-year Bond
                  expires September 2003, principal
                  amount $17,697,394, value $16,593,750
                  cumulative appreciation ..................   $      1,103,644
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2003

Country               % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Australia                                   0.2%               $        216,317
Canada                                      1.0%                      1,190,811
Germany                                     2.0%                      2,442,988
Ireland                                     0.4%                        475,969
Luxembourg                                  0.3%                        309,000
Mexico                                      1.9%                      2,256,200
Netherlands                                 0.1%                        176,431
Spain                                       0.7%                        808,525
United Kingdom                              1.1%                      1,324,888
United States++                            92.3%                    110,958,179
--------------------------------------------------------------------------------
Total                                     100.0%               $    120,159,308

++Includes Short-Term Securities (89.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2003

Currency Sold and             Currency            Currency            Unrealized
Settlement Date             Units Sold     Value in $ U.S.           Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                 3,200,000          $3,595,026            $(114,863)
--------------------------------------------------------------------------------
Total                                           $3,595,026            $(114,863)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND

--------------------------------------------------------------------------------

[PHOTO]
J. Eric Thorderson
portfolio manager

MARKET OVERVIEW

The Federal Reserve Board's 50-basis-point rate cut in November brought the short-term lending rate to 1.25%, the lowest level since the late 1950s. Yields on 30-day commercial paper have been comparable to the central bank's rate and are reflected in the Fund's low yield. The aggressive easing of monetary policy led corporations to switch from commercial paper financing to longer-term financing. This resulted in a decrease in the amount of new issuance, although asset-backed securities issuance remained steady to strong. Toward the end of the period, there remained strong sentiment in the market that the Fed would ease rates, which came to pass on June 25 when the central bank lowered the discount rate another 0.25%. Rates were left unchanged, however, when the FOMC met again in July as the twelve Federal Reserve districts provided additional signs that the pace of economic activity had increased a notch during June and the first half of July.

MANAGER'S OVERVIEW

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET FUND'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?
In a period when interest rates are declining, such as occurred during the most recent 12-month period, a longer weighted average maturity should keep the yield on a money market fund higher for a longer time period. In a period when interest rates are rising, a shorter weighted average maturity should allow a fund's yield to rise faster.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? When we could buy one-year fixed rate securities at a higher rate than short-term securities, we took advantage and bought longer-term securities. These were our best-performing securities, within the guidelines and restrictions imposed by Federal regulations on our Fund, because the yield on these securities stayed higher, even as market yields declined.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our exposure to shorter-maturing and floating-rate securities negatively impacted the Fund because these securities either matured sooner, and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Markets seem to believe the Fed is done easing for this cycle, with sentiment now leaning toward an increase sometime in early 2004. However, Chairman Greenspan indicated that his major concerns still lie more towards preventing deflation than inflation. We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We attempt to keep an optimal balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities.

FUND STRATEGY
--------------------------------------------------------------------------------
To seek maximum current income to the extent consistent with stability of capital by investing primarily in high quality debt obligations and obligations of financial institutions.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JULY 31, 2003
--------------------------------------------------------------------------------
I Shares(1)
  Fiscal Year-to-Date                                                      0.68%
  1 Year                                                                   0.68%
  5 Year                                                                   3.36%
  From Inception Date of Predecessor Fund 5/1/95                           3.73%
--------------------------------------------------------------------------------
C Shares(1)
  Fiscal Year-to-Date                                                      0.70%
  1 Year                                                                   0.75%
  5 Year                                                                   2.88%
  From Inception Date of Predecessor Fund 5/1/95                           3.36%
--------------------------------------------------------------------------------
Seven-Day Current Yield
  I Shares
    With Reimbursement                                                     0.36%
    Without Reimbursement                                                (0.26)%
  C Shares
    With Reimbursement                                                     0.60%
    Without Reimbursement                                                (0.02)%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions.

Lipper, Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2003, Lipper ranked Janus Adviser Money Market Fund - I Shares 252nd out of 284 and 172nd out of 180 institutional money market funds for the 12-month and 5-year periods, respectively.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

78  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
================================================================================

Commercial Paper - 23.0%
$  1,000,000    Bavaria TRR Corp.
                  1.10%, 9/29/03 Section 4(2) ..............   $        998,197
     750,000    Bavaria Universal Funding Corp.
                  1.09%, 9/16/03 Section 4(2) ..............            748,956
   1,000,000    Danske Corp.
                  1.10%, 8/28/03 ...........................            999,175
   1,000,000    Nordea North America, Inc.
                  1.18%, 12/29/03 ..........................            995,083
   1,000,000    Rhineland Funding Capital Corp.
                  1.11%, 10/30/03 Section 4(2) .............            997,225
--------------------------------------------------------------------------------
Total Commercial Paper (cost $4,738,636) ...................          4,738,636
--------------------------------------------------------------------------------
Floating Rate Note - 4.9%
   1,000,000    Associated Bank N.A., Green Bay
                  1.30%, 2/3/04 (cost $1,000,000) ..........          1,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 30.5%
   1,270,000    ABN AMRO Bank N.V., 1.11%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $1,270,039
                  collateralized by $158,413
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $1,247,911 in U.S. Government Agencies
                  0%-7.00%, 11/12/03-7/15/32
                  $172,612 in U.S. Treasury Bonds
                  6.125%, 11/15/27; with respective
                  values of $131,356, $970,342
                  and $193,703 (cost $1,270,000) ...........          1,270,000
   5,000,000    JP Morgan Securities, Inc., 1.15%
                  dated 7/31/03, maturing 8/1/03
                  to be repurchased at $5,000,160
                  collateralized by $5,240,048
                  in U.S. Government Agencies
                  5.00%, 7/1/33; with a value of
                  $5,100,022 (cost $5,000,000) .............          5,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $6,270,000) ..............          6,270,000
--------------------------------------------------------------------------------

Shares or Principal Amount                                       Market Value
================================================================================

Taxable Variable Rate Demand Notes - 43.6%
$    650,000    Advocare of South Carolina, Inc.
                  1.10%, 6/1/17 ............................   $        650,000
     100,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 1.33%, 10/1/19 .................            100,000
   1,290,000    Arbor View III LLC, Series 2001-A
                  1.21%, 8/1/28 ............................          1,290,000
     310,000    Breckenridge Terrace LLC, Series 1999-B
                  1.1506%, 5/1/39 ..........................            310,000
                California Infrastructure and Economic
                  Development Bank Industrial Revenue
                  Series B:
     430,000      1.28%, 4/1/24 ............................            430,000
      65,000      1.28%, 10/1/26 ...........................             65,000
     200,000    Capel, Inc.
                  1.15%, 9/1/09 ............................            200,000
     350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing LLC)
                  Series A, 1.1506%, 7/1/35 ................            350,000
   1,740,000    Cunat Capital Corp.
                  Series 1998-A, 1.35%, 12/1/28 ............          1,740,000
     350,000    Decatur Highway Church of Christ
                  1.16%, 8/1/15 ............................            350,000
     250,000    Fox Valley Ice Arena LLC
                  1.28%, 7/1/27 ............................            250,000
     190,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project), 1.21%, 12/22/24 .            190,000
   1,000,000    Mississippi Business Finance Corp.
                  Industrial Development Revenue
                  (Royal Vendors, Inc. Project)
                  1.30%, 6/1/24.............................          1,000,000
     500,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.19%, 9/1/14.............................            500,000
     880,000    New Jersey Economic Development
                  Authority Revenue, (Four Woodbury
                  Project), Series B, 1.45%, 5/1/31 ........            880,000
     160,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  1.51%, 4/1/20.............................            160,000
     300,000    Saint Joseph, Missouri Industrial
                  Development Authority Revenue
                  (Albaugh, Inc. Project)
                  Series B, 1.66%, 11/1/19..................            300,000
     200,000    West Covina, California Public Financing
                  Authority Tax Allocation Revenue
                  1.28%, 11/1/29............................            200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $8,965,000)..          8,965,000
--------------------------------------------------------------------------------
Total Investments (total cost $20,973,636) - 102.0%.........         20,973,636
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.0)%       (416,947)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................        $20,556,689
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2003  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                        Janus                          Janus            Janus      Janus Adviser
                                                       Adviser          Janus         Adviser          Adviser      Risk-Managed
As of July 31, 2003                                    Capital         Adviser       Growth and        Mid Cap        Large Cap
(all numbers in thousands except                    Appreciation       Growth          Income          Growth          Growth
net asset value per share)                              Fund            Fund            Fund           Fund(1)          Fund

--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(5)                            $    997,232    $    416,696    $    306,018    $    290,080    $     37,332

  Investments at value(5)                           $  1,088,088    $    420,144    $    317,120    $    323,449    $     38,499
    Cash                                                     277             253             109             333              80
    Receivables:
      Investments sold                                    16,726           1,271             275           1,041           1,054
      Fund shares sold                                       928             520             436             182              56
      Dividends                                              242             187             330             102              11
      Interest                                                21              10             135               1              --
      Due from Advisor                                        --              --              --              --              --
    Other assets                                               3               3               2               8              --
  Variation Margin                                            --              --              --              --               5
  Forward currency contracts                                  --              --              12              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                           1,106,285         422,388         318,419         325,116          39,705
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities Loaned (Note 1)                            11,412          11,641          17,087          53,402              --
    Investments purchased                                    993           2,039           1,455           3,579           1,048
    Fund shares repurchased                                2,014             620             148             337              --
    Advisory fees                                            585             206             163             131              17
    Distribution fees - I Shares                             226              85              60              56               7
    Distribution fees - C Shares**                            18               2              11               1               4
    Administrative fees - I Shares                           226              85              60              56               7
    Indian tax liability                                      --              --              --              --              --
  Accrued expenses                                           124              43              23              24              17
  Forward currency contracts                                  --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                   $     15,598          14,721          19,007          57,586           1,100
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                          $  1,090,687    $    407,667    $    299,412    $    267,530    $     38,605
--------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*          $  1,170,570    $    518,698    $    324,043    $    556,971    $     36,974
  Undistributed net investment income/(loss)*                 --              --             137              --              --
  Undistributed net realized gain/(loss)
    from investments and foreign
    currency transactions*                             (170,739)       (114,483)        (35,882)       (322,810)             434
  Unrealized appreciation/(depreciation)
    of investments and foreign
    currency translations                                 90,856           3,452          11,114          33,369           1,197
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                    $  1,090,687    $    407,667    $    299,412    $    267,530    $     38,605
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                               $  1,069,694    $    404,787    $    286,607    $    267,000    $     33,960
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                         54,692          23,239          21,617          14,552           3,051
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                           $      19.56    $      17.42    $      13.26    $      18.35    $      11.13
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares**                             $     20,993    $      2,880    $     12,805    $        530    $      4,645
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                          1,066             163             957              29             418
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(7)   $      19.69    $      17.68    $      13.39    $      18.42    $      11.10
--------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)                 $      19.89    $      17.86    $      13.52    $      18.60    $      11.21
--------------------------------------------------------------------------------------------------------------------------------

    *See Note 3 in Notes to Financial Statements.
   **C Shares commenced operations on September 30, 2002 for all funds except, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Cap Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002 and April 22, 2003, respectively.
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Global Value Fund.

See Notes to Financial Statements.

80  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Janus           Janus                                           Janus
                                                       Adviser         Adviser          Janus           Janus          Adviser
As of July 31, 2003                                 International   International      Adviser         Adviser          Core
(all numbers in thousands except                       Growth           Value         Worldwide       Balanced         Equity
net asset value per share)                             Fund(2)         Fund(3)          Fund            Fund            Fund

--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(5)                            $    454,482    $      2,164    $  1,143,932    $    982,923    $     43,038

  Investments at value(5)                           $    500,932    $      2,303    $  1,240,543    $  1,021,624    $     46,730
    Cash                                                     904              90             642           2,193           1,409
    Receivables:
      Investments sold                                     1,518               2          15,395          14,313           1,461
      Fund shares sold                                     6,226               1           1,514           1,163              96
      Dividends                                              512               3           1,547             501              45
      Interest                                                 1              --             301           5,819              --
      Due from Advisor                                        --              14              --              --              --
    Other assets                                              18              --              69              10              --
  Variation Margin                                            --              --              --              --              --
  Forward currency contracts                                  --               2              --               3              --
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                             510,111           2,415       1,260,011       1,045,626          49,741
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities Loaned (Note 1)                            12,057              --          96,670          61,314              --
    Investments purchased                                 13,340               5          20,220          10,400           1,041
    Fund shares repurchased                                6,541              --          16,771           3,883              --
    Advisory fees                                            243               1             612             528              27
    Distribution fees - I Shares                             103               1             242             201               8
    Distribution fees - C Shares**                             1              --              --              27               9
    Administrative fees - I Shares                           103               1             242             201               8
    Indian tax liability                                      44              --              --              --              --
  Accrued expenses                                            35              16              92              35              20
  Forward currency contracts                                  --              21              --             493              40
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                         32,467              45         134,849          77,082           1,153
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                          $    477,644    $      2,370    $  1,125,162    $    968,544    $     48,588
--------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*          $    692,787    $      2,607    $  1,544,246    $  1,024,327    $     48,965
  Undistributed net investment income/(loss)*              3,844               7           6,408           1,593              --
  Undistributed net realized gain/(loss)
    from investments and foreign
    currency transactions*                             (265,452)           (363)       (522,122)        (95,591)         (4,029)
  Unrealized appreciation/(depreciation)
    of investments and foreign
    currency translations                                 46,465(6)          119          96,630          38,215           3,652
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                    $    477,644    $      2,370    $  1,125,162    $    968,544    $     48,588
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                               $    476,269    $      2,308    $  1,124,330    $    937,114    $     38,327
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                         23,975             246          47,993          42,723           2,619
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                           $      19.87    $       9.38    $      23.43    $      21.93    $      14.63
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares**                             $      1,375    $         62    $        832    $     31,430    $     10,261
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                             68               7              35           1,417             696
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(7)   $      20.23    $       9.51    $      23.79    $      22.18    $      14.74
--------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)                 $      20.43    $       9.61    $      24.03    $      22.40    $      14.89
--------------------------------------------------------------------------------------------------------------------------------

                                                       Janus           Janus            Janus           Janus          Janus
                                                      Adviser         Adviser          Adviser         Adviser        Adviser
As of July 31, 2003                                 Risk-Managed      Mid Cap         Small Cap       Flexible         Money
(all numbers in thousands except                     Large Cap         Value            Value          Income          Market
net asset value per share)                           Core Fund          Fund           Fund(4)          Fund            Fund

--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(5)                            $     10,731    $      9,751    $     11,393    $    119,781    $     20,974

  Investments at value(5)                           $     11,497    $     10,404    $     12,975    $    120,159    $     20,974
    Cash                                                      78              57              97             281               8
    Receivables:
      Investments sold                                       497             158             753           1,754              --
      Fund shares sold                                        --              --              11              93              20
      Dividends                                                9               6               8              --              --
      Interest                                                --              --              --           1,719              13
      Due from Advisor                                        17              19              29              --              11
    Other assets                                              --              --              --               1              --
  Variation Margin                                            --              --              --             200              --
  Forward currency contracts                                  --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                              12,098          10,644          13,873         124,207          21,026
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities Loaned (Note 1)                                --           2,096              --              --              --
    Investments purchased                                    510              81             745           1,950              --
    Fund shares repurchased                                   --               1              10             534             425
    Advisory fees                                              6               5               8              62               4
    Distribution fees - I Shares                               1               2               3              22               4
    Distribution fees - C Shares**                             4              --              --              17              --
    Administrative fees - I Shares                             1               2               3              22               4
    Indian tax liability                                      --              --              --              --              --
  Accrued expenses                                            18              39              18              54              32
  Forward currency contracts                                  --              --              --             115              --
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                            540           2,226             787           2,776             469
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                          $     11,558    $      8,418    $     13,086    $    121,431    $     20,557
--------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*          $     10,877    $      9,005    $     11,763    $    119,591    $     20,557
  Undistributed net investment income/(loss)*                 --              --              --              76              --
  Undistributed net realized gain/(loss)
    from investments and foreign
    currency transactions*                                  (85)         (1,241)           (259)             388              --
  Unrealized appreciation/(depreciation)
    of investments and foreign
    currency translations                                    766             654           1,582           1,376              --
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                    $     11,558    $      8,418    $     13,086    $    121,431    $     20,557
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                               $      7,135    $      7,810    $     13,068    $    101,137    $     20,384
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                            655             684           1,236           8,125          20,384
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                           $      10.89    $      11.42    $      10.57    $      12.45    $       1.00
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares**                             $      4,423    $        608    $         18    $     20,294    $        173
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                            407              53               2           1,636             173
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(7)   $      10.86    $      11.39    $      10.56    $      12.41    $       1.00
--------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)                 $      10.97    $      11.50    $      10.66    $      12.54             N/A
--------------------------------------------------------------------------------------------------------------------------------

(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(5) Investments at cost and value include $11,107,779, $11,382,016, $16,686,045, $52,149,268, $11,537,246, $93,910,925, $59,924,158 and
     $2,044,614 of securities loaned for Janus Adviser Capital Appreciation Fund, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund and Janus Adviser Mid Cap Value Fund, respectively (Note 1).
(6)  Net of foreign taxes on Indian investments of $44,322.
(7) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(8) Maximum offering price equals net asset value times sales load. Not applicable to Janus Adviser Money Market Fund.

                                         Janus Adviser Series  July 31, 2003  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        Janus                           Janus           Janus      Janus Adviser
                                                       Adviser          Janus          Adviser         Adviser      Risk-Managed
                                                       Capital         Adviser       Growth and        Mid Cap        Large Cap
For the fiscal year or period ended July 31, 2003   Appreciation       Growth          Income          Growth          Growth
(all numbers in thousands)                              Fund            Fund            Fund           Fund(1)         Fund(2)

--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                          $      2,196    $        199    $        969    $        335    $          6
  Security lending                                             4               3               3              10              --
  Dividends                                                5,986           2,417           3,108           1,065              52
  Foreign tax withheld                                      (74)            (30)            (26)             (5)              --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                    8,112           2,589           4,054           1,405              58
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                            5,039           2,144           1,617           1,523              48
  Transfer agent expenses                                     13               9               7              11               2
  Registration fees                                           94              76              69              64              52
  System fees                                                 15              19              16              13              11
  Custodian fees                                              58              40              46              38              34
  Audit fees                                                  16              16              19               8               7
  Trustees fees                                               11               6               6               4               1
  Distribution fees - I Shares                             1,909             821             609             585              13
  Distribution fees - C Shares*                              117              13              51               3              22
  Administrative fees - I Shares                           1,909             821             609             585              13
  Other expenses                                             135              15              12              18               7
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                             9,316           3,980           3,061           2,852             210
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                     (15)             (7)             (4)            (10)              --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                               9,301           3,973           3,057           2,842             210
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                (79)           (105)              --           (123)            (69)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                           9,222           3,868           3,057           2,719             141
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                             (1,110)         (1,279)             997         (1,314)            (83)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                             (76,665)        (29,623)        (21,877)        (28,629)              88
  Net realized gain/(loss) from foreign
    currency transactions                                  (751)           (248)           (204)              --              --
  Net realized gain/(loss) from future contracts           (131)              --              --              --             429
  Net realized gain/(loss) from short sales                (243)              --              --              --              --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                    129,018          64,455          40,087          64,952           1,197
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                   51,228          34,584          18,006          36,323           1,714
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                         $     50,118    $     33,305    $     19,003    $     35,009    $      1,631
--------------------------------------------------------------------------------------------------------------------------------

    *C Shares commenced operations on September 30, 2002 for all funds except, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Cap Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002 and April 22, 2003, respectively.
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.
(3)  Formerly named Janus Adviser International Fund.
(4)  Formerly named Janus Adviser Global Value Fund.
(5) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(6) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(7)  For the ten month fiscal period ended July 31, 2003.
(8) For the fiscal period from March 28, 2002 through September 30, 2002. Certain prior year amounts have been reclassified to conform to current year presentation.
(9)  Net of foreign taxes on Indian Investments of $44,322.

See Notes to Financial Statements.

82  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Janus           Janus                                           Janus
                                                       Adviser         Adviser          Janus           Janus          Adviser
                                                    International   International      Adviser         Adviser          Core
For the fiscal year or period ended July 31, 2003      Growth           Value         Worldwide       Balanced         Equity
(all numbers in thousands)                             Fund(3)         Fund(4)          Fund            Fund            Fund

--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                          $        537    $          3    $      1,208    $     17,231    $         50
  Security lending                                           236              --             202              18              --
  Dividends                                               10,663              47          21,536           6,408             402
  Foreign tax withheld                                   (1,171)             (5)         (1,724)           (105)             (8)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                   10,265              45          21,222          23,552             444
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                            3,178              14           6,962           5,411             202
  Transfer agent expenses                                      7               3              10              16               8
  Registration fees                                           84              53              95              66              51
  System fees                                                 15              15              18              16              16
  Custodian fees                                             416              20             571              98              34
  Audit fees                                                  29              23              26              14              17
  Trustees fees                                                8               1              14              11               3
  Distribution fees - I Shares                             1,220               5           2,676           2,040              64
  Distribution fees - C Shares*                               11              --               6             164              56
  Administrative fees - I Shares                           1,220               5           2,676           2,040              64
  Other expenses                                              18              14             200              19              12
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                             6,206             153          13,254           9,895             527
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                     (19)              --            (26)            (21)             (2)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                               6,187             153          13,228           9,874             525
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                               (117)           (115)           (371)            (30)              --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                           6,070              38          12,857           9,844             525
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                               4,195               7           8,365          13,708            (81)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                             (77,693)           (321)       (193,931)        (38,696)         (2,244)
  Net realized gain/(loss) from foreign
    currency transactions                                (9,741)            (81)        (15,236)         (1,564)            (68)
  Net realized gain/(loss) from future contracts              --              --              --              --              --
  Net realized gain/(loss) from short sales                   --              --              --              --              --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                    104,269(9)          398         225,430          65,143           5,122
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                   16,835             (4)          16,263          24,883           2,810
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                         $     21,030    $          3    $     24,628    $     38,591    $      2,729
--------------------------------------------------------------------------------------------------------------------------------

                                                    Janus Adviser      Janus                    Janus                  Janus
                                                    Risk-Managed       Adviser                 Adviser                Adviser
                                                      Large Cap        Mid Cap                Small Cap               Flexible
For the fiscal year or period ended July 31, 2003       Core            Value                  Value                   Income
(all numbers in thousands)                             Fund(2)         Fund(5)                 Fund(6)                  Fund
                                                                                       2003(7)         2002(8)
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                          $         --    $          3    $          4    $          4    $      4,285
  Security lending                                            --              --              --              --               1
  Dividends                                                   70              22             136              54               5
  Foreign tax withheld                                        --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       70              25             140              58           4,291
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               30              12              63              27             571
  Transfer agent expenses                                      2               2              22              10               6
  Registration fees                                           53              49             105               7              62
  System fees                                                 10              14               5               9              16
  Custodian fees                                              33              21              26              25              49
  Audit fees                                                   7               9              12              14               7
  Trustees fees                                                1               1               3              --               7
  Distribution fees - I Shares                                 6               4              17               5             198
  Distribution fees - C Shares*                               22               2              --              --              85
  Administrative fees - I Shares                               6               4               8              --             198
  Other expenses                                               7               7              13               3              10
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                               177             125             274             100           1,209
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                       --              --              --              --             (2)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 177             125             274             100           1,207
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                (85)            (92)            (71)            (11)            (99)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                              92              33             203              89           1,108
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                (22)             (8)            (63)            (31)           3,183
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                 (85)             221           (227)            (56)           1,954
  Net realized gain/(loss) from foreign
    currency transactions                                     --              --              --              --            (35)
  Net realized gain/(loss) from future contracts              --              36              --              --           (716)
  Net realized gain/(loss) from short sales                   --              --              --              --              --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                        766             654           2,937          (1,355)            648
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                      681             911           2,710          (1,411)          1,851
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                         $        659    $        903    $      2,647    $     (1,442)   $      5,034
--------------------------------------------------------------------------------------------------------------------------------

                                                       Janus
                                                      Adviser
                                                       Money
For the fiscal year or period ended July 31, 2003      Market
(all numbers in thousands)                              Fund

----------------------------------------------------------------
Investment Income:
  Interest                                          $        366
  Security lending                                            --
  Dividends                                                   --
  Foreign tax withheld                                        --
----------------------------------------------------------------
Total Investment Income                                      366
----------------------------------------------------------------
Expenses:
  Advisory fees                                               59
  Transfer agent expenses                                      3
  Registration fees                                           53
  System fees                                                 15
  Custodian fees                                              10
  Audit fees                                                   9
  Trustees fees                                                4
  Distribution fees - I Shares                                58
  Distribution fees - C Shares*                                4
  Administrative fees - I Shares                              58
  Other expenses                                              50
----------------------------------------------------------------
Total Expenses                                               323
----------------------------------------------------------------
Expense and Fee Offsets                                       --
----------------------------------------------------------------
Net Expenses                                                 323
----------------------------------------------------------------
Excess Expense Reimbursement                               (119)
----------------------------------------------------------------
Net Expenses After Reimbursement                             204
----------------------------------------------------------------
Net Investment Income/(Loss)                                 162
----------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                   --
  Net realized gain/(loss) from foreign
    currency transactions                                     --
  Net realized gain/(loss) from future contracts              --
  Net realized gain/(loss) from short sales                   --
  Change in net unrealized appreciation
    or depreciation of investments
    and foreign currency translations                         --
----------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                                       --
----------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                         $        162
----------------------------------------------------------------

                                         Janus Adviser Series  July 31, 2003  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Janus Adviser
                                                                      Capital Appreciation
For the fiscal year or period ended July 31                                   Fund
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,110)    $      1,088
  Net realized gain/(loss) from investment transactions               (77,790)        (60,428)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                      129,018        (17,888)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         50,118        (77,228)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                             (421)         (1,498)
    C Shares**                                                              --             N/A
  Net realized gain from investment transactions*:
    I Shares                                                                --              --
    C Shares**                                                              --             N/A
  Return of Capital
    I Shares                                                              (70)              --
    C Shares                                                                --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (491)         (1,498)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           626,086         542,187
    C Shares**                                                          21,293             N/A
  Reinvested dividends and distributions
    I Shares                                                               489           1,496
    C Shares**                                                              --             N/A
  Shares repurchased
    I Shares                                                         (192,803)       (108,492)
    C Shares**                                                         (1,276)             N/A
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                453,789         435,191
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  503,416         356,465
Net Assets:
  Beginning of period                                                  587,271         230,806
----------------------------------------------------------------------------------------------
  End of period                                                   $  1,090,687    $    587,271
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    676,502    $    564,409
  Proceeds from sales of securities                                    252,183         222,979
  Purchases of long-term U.S. government obligations                     2,820              --
  Proceeds from sales of long-term U.S. government obligations              --              --

    *See Note 3 in Notes to Financial Statements.
   **C Shares commenced operations September 30, 2002 for all funds except, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Cap Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002, and April 22, 2003, respectively.
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.
(3)  Formerly named Janus Adviser International Fund.

See Notes to Financial Statements.

84  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Janus Adviser                   Janus Adviser
                                                                             Growth                     Growth and Income
For the fiscal year or period ended July 31                                   Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,279)    $    (1,212)    $        997    $        389
  Net realized gain/(loss) from investment transactions               (29,871)        (47,498)        (22,081)        (11,540)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                       64,455        (57,201)          40,087        (28,150)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         33,305       (105,911)          19,003        (39,301)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                                --              --           (968)           (331)
    C Shares**                                                              --             N/A             (1)             N/A
  Net realized gain from investment transactions*:
    I Shares                                                                --              --              --              --
    C Shares**                                                              --             N/A              --             N/A
  Return of Capital
    I Shares                                                                --              --              --              --
    C Shares                                                                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --           (969)           (331)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           204,799         255,821         113,657         299,807
    C Shares**                                                           2,790             N/A          12,638             N/A
  Reinvested dividends and distributions
    I Shares                                                                --              --             956             327
    C Shares**                                                              --             N/A               1             N/A
  Shares repurchased
    I Shares                                                         (116,493)       (131,529)        (63,493)        (76,800)
    C Shares**                                                           (147)             N/A           (691)             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 90,949         124,292          63,068         223,334
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  124,254          18,381          81,102         183,702
Net Assets:
  Beginning of period                                                  283,413         265,032         218,310          34,608
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    407,667    $    283,413    $    299,412    $    218,310
------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    215,854    $    262,161    $    155,190    $    239,408
  Proceeds from sales of securities                                    135,881         116,127          73,751          43,566
  Purchases of long-term U.S. government obligations                        --              --          16,959           7,916
  Proceeds from sales of long-term U.S. government obligations              --              --          10,172           4,439

                                                                                                 Janus Adviser
                                                                         Janus Adviser            Risk-Managed
                                                                         Mid Cap Growth         Large Cap Growth
For the fiscal year or period ended July 31                                  Fund(1)                  Fund
(all numbers in thousands)                                            2003            2002           2003(2)

--------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,314)    $    (2,090)    $       (83)
  Net realized gain/(loss) from investment transactions               (28,629)       (124,756)             517
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                       64,952         (2,593)           1,197
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         35,009       (129,439)           1,631
--------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                                --              --              --
    C Shares**                                                              --             N/A              --
  Net realized gain from investment transactions*:
    I Shares                                                                --              --              --
    C Shares**                                                              --             N/A              --
  Return of Capital
    I Shares                                                                --              --              --
    C Shares                                                                --              --              --
--------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --              --
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            73,027         150,566          33,615
    C Shares**                                                             547             N/A           4,220
  Reinvested dividends and distributions
    I Shares                                                                --              --              --
    C Shares**                                                              --             N/A              --
  Shares repurchased
    I Shares                                                          (81,609)       (116,162)           (861)
    C Shares**                                                            (86)             N/A              --
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (8,121)          34,404          36,974
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   26,888        (95,035)          38,605
Net Assets:
  Beginning of period                                                  240,642         335,677              --
--------------------------------------------------------------------------------------------------------------
  End of period                                                   $    267,530    $    240,642    $     38,605
--------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    109,466    $    227,767    $     39,967
  Proceeds from sales of securities                                     91,240         223,490           4,522
  Purchases of long-term U.S. government obligations                        --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --

                                                                          Janus Adviser
                                                                          International
                                                                             Growth
For the fiscal year or period ended July 31                                  Fund(3)
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      4,195    $      1,963
  Net realized gain/(loss) from investment transactions               (87,434)       (128,223)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                      104,269         (7,992)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         21,030       (134,252)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                           (2,193)         (2,046)
    C Shares**                                                              --             N/A
  Net realized gain from investment transactions*:
    I Shares                                                                --              --
    C Shares**                                                              --             N/A
  Return of Capital
    I Shares                                                                --              --
    C Shares                                                                --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (2,193)         (2,046)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                         1,789,168       1,696,574
    C Shares**                                                          15,451             N/A
  Reinvested dividends and distributions
    I Shares                                                             1,881           1,866
    C Shares**                                                              --             N/A
  Shares repurchased
    I Shares                                                       (1,864,597)     (1,461,320)
    C Shares**                                                        (14,217)             N/A
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (72,314)         237,120
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (53,477)         100,822
Net Assets:
  Beginning of period                                                  531,121         430,299
----------------------------------------------------------------------------------------------
  End of period                                                   $    477,644    $    531,121
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    491,736    $    569,034
  Proceeds from sales of securities                                    508,360         319,849
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

                                         Janus Adviser Series  July 31, 2003  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          Janus Adviser                  Janus Adviser
                                                                       International Value                 Worldwide
For the fiscal year or period ended July 31                                  Fund(1)                          Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $          7    $        (6)    $      8,365    $      2,873
  Net realized gain/(loss) from investment transactions                  (402)              40       (209,167)       (214,113)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                          398           (240)         225,430        (99,021)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              3           (206)          24,628       (310,261)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                                --             (3)         (4,404)         (1,526)
    C Shares**                                                              --             N/A              --             N/A
  Net realized gain from investment transactions*:
    I Shares                                                                --              --              --              --
    C Shares**                                                              --             N/A              --             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --             (3)         (4,404)         (1,526)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             8,565           3,366       1,449,355       1,319,635
    C Shares**                                                              58             N/A           6,168             N/A
  Shares issued in connection with Acquisition*
    I Shares                                                               N/A             N/A             N/A             N/A
    C Shares**                                                             N/A             N/A             N/A             N/A
  Reinvested dividends and distributions
    I Shares                                                                --               3           4,164           1,522
    C Shares**                                                              --             N/A              --             N/A
  Shares repurchased
    I Shares                                                           (8,925)         (2,472)     (1,408,383)       (900,254)
    C Shares**                                                              --             N/A         (5,449)             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (302)             897          45,855         420,903
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (299)             688          66,079         109,116
Net Assets:
  Beginning of period                                                    2,669           1,981       1,059,083         949,967
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $      2,370    $      2,669    $  1,125,162    $  1,059,083
------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $      1,547    $      2,344    $  1,085,711    $  1,180,265
  Proceeds from sales of securities                                      1,844           1,243         946,823         702,087
  Purchases of long-term U.S. government obligations                        --              --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --              --

    *See Notes 3 and 6 in Notes to Financial Statements.
   **C Shares commenced operations September 30, 2002 for all funds except, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Cap Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002, and April 22, 2003, respectively.
(1)  Formerly named Janus Adviser Global Value Fund.
(2) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.
(3) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(5)  For the ten month fiscal period ended July 31, 2003.
(6) Fiscal period March 28, 2002 (inception) through September 30, 2002. Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.

86  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Janus Adviser                   Janus Adviser
                                                                            Balanced                       Core Equity
For the fiscal year or period ended July 31                                   Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     13,708    $     13,481    $       (81)    $       (21)
  Net realized gain/(loss) from investment transactions               (40,260)        (41,435)         (2,312)         (1,363)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                       65,143        (23,056)           5,122         (1,339)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         38,591        (51,010)           2,729         (2,723)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                          (13,593)        (13,579)              --              --
    C Shares**                                                           (144)             N/A              --             N/A
  Net realized gain from investment transactions*:
    I Shares                                                                --              --              --              --
    C Shares**                                                              --             N/A              --             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (13,737)        (13,579)              --              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           392,041         437,083          27,697          16,953
    C Shares**                                                          34,875             N/A          10,099             N/A
  Shares issued in connection with Acquisition*
    I Shares                                                               N/A             N/A             N/A             N/A
    C Shares**                                                             N/A             N/A             N/A             N/A
  Reinvested dividends and distributions
    I Shares                                                            13,522          13,552              --              --
    C Shares**                                                             113             N/A              --             N/A
  Shares repurchased
    I Shares                                                         (242,071)       (167,084)         (7,568)         (5,263)
    C Shares**                                                         (4,391)             N/A           (470)             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                194,089         283,551          29,758          11,690
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  218,943         218,962          32,487    $      8,967
Net Assets:
  Beginning of period                                                  749,601         530,639          16,101           7,134
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    968,544    $    749,601    $     48,588    $     16,101
------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    592,800    $    488,778    $     46,999    $     21,810
  Proceeds from sales of securities                                    344,930         289,913          19,438          10,715
  Purchases of long-term U.S. government obligations                   128,721         269,633              --              35
  Proceeds from sales of long-term U.S. government obligations         149,113         217,101              --             145

                                                                  Janus Adviser
                                                                  Risk-Managed    Janus Adviser           Janus Adviser
                                                                 Large Cap Core   Mid Cap Value          Small Cap Value
For the fiscal year or period ended July 31                           Fund            Fund                   Fund(4)
(all numbers in thousands)                                           2003(2)         2003(3)         2003(5)         2002(6)

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $       (22)    $        (8)    $       (63)    $       (31)
  Net realized gain/(loss) from investment transactions                   (85)             257           (227)            (56)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                          766             654           2,937         (1,355)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            659             903           2,647         (1,442)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                                --              --              --              --
    C Shares**                                                              --              --              --              --
  Net realized gain from investment transactions*:
    I Shares                                                                --              --              --              --
    C Shares**                                                              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             6,831           6,869           5,855           9,547
    C Shares**                                                           4,096             569              16              --
  Shares issued in connection with Acquisition*
    I Shares                                                               N/A             603             N/A             N/A
    C Shares**                                                             N/A               7             N/A             N/A
  Reinvested dividends and distributions
    I Shares                                                                --              --              --              --
    C Shares**                                                              --              --              --              --
  Shares repurchased
    I Shares                                                              (28)           (507)         (2,591)           (946)
    C Shares**                                                              --            (26)              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 10,899           7,515           3,280           8,601
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   11,558           8,418           5,927           7,159
Net Assets:
  Beginning of period                                                       --              --           7,159              --
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $     11,558    $      8,418    $     13,086    $      7,159
------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $     13,837    $      6,402    $      6,343    $      9,167
  Proceeds from sales of securities                                      3,021           3,253           3,399             747
  Purchases of long-term U.S. government obligations                        --              --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --              --

                                         Janus Adviser Series  July 31, 2003  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          Janus Adviser                  Janus Adviser
                                                                         Flexible Income                  Money Market
For the fiscal year ended July 31                                             Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      3,183    $      1,481    $        162    $        338
  Net realized gain/(loss) from investment transactions                  1,203           (677)              --              --
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                          648             625              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          5,034           1,429             162             338
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*:
    I Shares                                                           (2,922)         (1,479)           (159)           (338)
    C Shares**                                                           (261)             N/A             (3)             N/A
  Net realized gain from investment transactions*:
    I Shares                                                                --            (80)              --              --
    C Shares**                                                              --             N/A              --             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (3,183)         (1,559)           (162)           (338)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                           119,638         105,018          63,227         157,111
    C Shares**                                                          29,428             N/A          10,005             N/A
  Reinvested dividends and distributions
    I Shares                                                             2,785           1,514             148             306
    C Shares**                                                             152             N/A               2             N/A
  Shares repurchased
    I Shares                                                          (73,772)        (62,060)        (65,637)       (150,536)
    C Shares**                                                         (9,152)             N/A         (9,834)             N/A
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 69,079          44,472         (2,089)           6,881
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   70,930          44,342         (2,089)           6,881
Net Assets:
  Beginning of period                                                   50,501           6,159          22,646          15,765
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    121,431    $     50,501    $     20,557    $     22,646
------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    100,373    $     66,820              --              --
  Proceeds from sales of securities                                     50,736          45,750              --              --
  Purchases of long-term U.S. government obligations                   106,560          92,928              --              --
  Proceeds from sales of long-term U.S. government obligations          89,657          73,768              --              --

    *See Note 3 in Notes to Financial Statements.
   **C Shares commenced operations September 30, 2002 for all funds except, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Cap Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002, and April 22, 2003, respectively.

See Notes to Financial Statements.

88  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES

                                                           Janus Adviser                                 Janus Aspen
                                                        Capital Appreciation                    Capital Appreciation Portfolio
For a share outstanding during the                              Fund                                 Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      18.75   $      22.61   $      31.32   $      33.00   $      19.86   $      12.62
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --          (.01)            .25            .09          (.08)          (.04)
  Net gain/(loss) on securities
    (both realized and unrealized)                    .82         (3.80)         (8.79)         (1.66)          13.22           7.28
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .82         (3.81)         (8.54)         (1.57)          13.14           7.24
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.01)          (.05)          (.17)          (.10)             --             --
  Distributions (from capital gains)*                  --             --             --          (.01)             --             --
  Return of Capital                                 --(4)             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.01)          (.05)          (.17)          (.11)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      19.56   $      18.75   $      22.61   $      31.32   $      33.00   $      19.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      4.34%       (16.86)%       (27.35)%        (4.74)%         66.16%         57.37%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  1,069,694   $    587,271   $    230,806   $    118,394   $     23,529   $         20
Average Net Assets for the Period
  (in thousands)                             $    763,621   $    512,270   $    180,005   $     65,965   $      4,402   $         15
Ratio of Gross Expenses
  to Average Net Assets***(5)                       1.18%          1.18%          1.18%          1.17%          1.19%          1.44%
Ratio of Net Expenses
  to Average Net Assets***(5)                       1.18%          1.18%          1.18%          1.17%          1.19%          1.44%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.13)%          0.21%          1.04%          0.97%          0.23%        (0.25)%
Portfolio Turnover Rate***                            41%            62%            56%            13%            52%            91%

                                                                                                         Janus Aspen
                                                           Janus Adviser                               Growth Portfolio
For a share outstanding during the                          Growth Fund                              Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      16.08   $      23.14   $      30.82   $      33.63   $      23.45   $      18.46
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --             --             --          (.02)            .07          (.03)
  Net gains/(losses) on securities
    (both realized and unrealized)                   1.34         (7.06)         (7.68)          (.22)          10.25           6.32
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.34         (7.06)         (7.68)          (.24)          10.32           6.29
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --             --             --             --             --             --
  Distributions (from capital gains)*                  --             --             --         (2.57)          (.14)         (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --             --             --         (2.57)          (.14)         (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      17.42   $      16.08   $      23.14   $      30.82   $      33.63   $      23.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      8.40%       (30.51)%       (24.91)%        (0.64)%         44.12%         34.99%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    404,787   $    283,413   $    265,032   $    189,318   $     59,334   $         18
Average Net Assets for the Period
  (in thousands)                             $    328,576   $    323,098   $    247,176   $    127,737   $     12,209   $         13
Ratio of Gross Expenses
  to Average Net Assets***(5)                       1.17%          1.18%          1.17%          1.17%          1.17%          1.18%
Ratio of Net Expenses
  to Average Net Assets***(5)                       1.17%          1.17%          1.17%          1.17%          1.17%          1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.39)%        (0.38)%        (0.04)%        (0.30)%        (0.25)%        (0.23)%
Portfolio Turnover Rate***                            43%            41%            42%            46%            53%            73%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4) Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2003.
(5)  See Notes 4 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2003  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (CONTINUED)

                                                            Janus Adviser                                Janus Aspen
                                                          Growth and Income                      Growth and Income Portfolio
For a share outstanding during the                              Fund                                 Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999          1998(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      12.49   $      15.57   $      19.28   $      20.68   $      11.94   $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .05            .02            .07            .02          (.01)            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                    .77         (3.06)         (3.73)         (1.08)           8.75           1.93
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .82         (3.04)         (3.66)         (1.06)           8.74           1.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.05)          (.04)          (.05)          (.03)             --             --
  Distributions (from capital gains)*                  --             --             --          (.31)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.05)          (.04)          (.05)          (.34)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      13.26   $      12.49   $      15.57   $      19.28   $      20.68   $      11.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      6.60%       (19.61)%       (18.93)%        (5.13)%         73.20%         19.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    286,607   $    218,310   $     34,608   $     17,894   $      6,982   $         12
Average Net Assets for the Period
  (in thousands)                             $    243,679   $    155,582   $     22,767   $     11,641   $      1,826   $         10
Ratio of Gross Expenses
  to Average Net Assets***(5)                       1.22%          1.23%          1.52%          1.25%          1.53%          1.72%
Ratio of Net Expenses
  to Average Net Assets***(5)                       1.22%          1.22%          1.52%          1.24%          1.53%          1.72%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   0.41%          0.25%          0.52%          0.35%          0.11%          0.21%
Portfolio Turnover Rate***                            37%            40%            51%            27%            59%            62%

                                                            Janus Adviser                                Janus Aspen
                                                           Mid Cap Growth                        Aggressive Growth Portfolio
For a share outstanding during the                             Fund(6)                               Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      15.86   $      24.70   $      50.78   $      58.91   $      27.42   $      20.49
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --             --             --          (.17)            .19          (.12)
  Net gain/(loss) on securities
    (both realized and unrealized)                   2.49         (8.84)        (26.08)         (1.63)          32.70           7.05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.49         (8.84)        (26.08)         (1.80)          32.89           6.93
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --             --             --             --             --             --
  Distributions (from capital gains)*                  --             --             --         (6.33)         (1.40)             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --             --             --         (6.33)         (1.40)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      18.35   $      15.86   $      24.70   $      50.78   $      58.91   $      27.42
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     15.70%       (35.79)%       (51.36)%        (3.17)%        124.34%         33.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    267,000   $    240,642   $    335,677   $    302,466   $     47,928   $         17
Average Net Assets for the Period
  (in thousands)                             $    233,967   $    294,324   $    351,618   $    162,084   $      9,786   $         14
Ratio of Gross Expenses
  to Average Net Assets***(5)                       1.16%          1.17%          1.16%          1.17%          1.19%          1.26%
Ratio of Net Expenses
  to Average Net Assets***(5)                       1.16%          1.16%          1.16%          1.17%          1.19%          1.26%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.56)%        (0.71)%        (0.64)%        (1.01)%        (1.00)%        (0.86)%
Portfolio Turnover Rate***                            43%            88%            79%            84%           105%           132%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  Period May 1, 1998 (inception) to December 31, 1998.
(5)  See Notes 4 and 5 in Notes to Financial Statements.
(6)  Formerly named Janus Adviser Aggressive Growth Fund.

See Notes to Financial Statements.

90  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Janus Adviser
                                                          Risk-Managed Large Cap
                                                               Growth Fund
For a share outstanding during the period ended July 31          2003(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                    1.12
--------------------------------------------------------------------------------
Total from Investment Operations                                      1.13
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                               --
  Distributions (from capital gains)*                                   --
--------------------------------------------------------------------------------
Total Distributions                                                     --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                $      11.13
--------------------------------------------------------------------------------
Total Return**                                                      11.30%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $     33,960
Average Net Assets for the Period
  (in thousands)                                              $      8,949
Ratio of Gross Expenses
  to Average Net Assets***(2)                                        1.75%
Ratio of Net Expenses
  to Average Net Assets***(2)                                        1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                  (1.00)%
Portfolio Turnover Rate***                                             62%

                                                                                                         Janus Aspen
                                                           Janus Adviser                        International Growth Portfolio
For a share outstanding during the                  International Growth Fund(3)                     Retirement Shares(4)
fiscal year or period ended July 31              2003           2002          2001(5)        2000(6)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      19.50   $      25.79   $      36.85   $      38.56   $      21.27   $      18.44
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .18            .04            .21            .42             --            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                    .27         (6.24)        (11.09)          (.49)          17.30           3.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .45         (6.20)        (10.88)          (.07)          17.30           3.12
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.08)          (.09)          (.09)          (.39)          (.01)          (.01)
  Distributions (from capital gains)*                  --             --          (.09)         (1.25)             --          (.28)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.08)          (.09)          (.18)         (1.64)          (.01)          (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      19.87   $      19.50   $      25.79   $      36.85   $      38.56   $      21.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      2.31%       (24.10)%       (29.62)%        (0.10)%         81.32%         16.86%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    476,269   $    531,121   $    430,299   $     48,003   $     16,986   $         17
Average Net Assets for the Period
  (in thousands)                             $    487,811   $    531,737   $    284,760   $     33,338   $      3,738   $         13
Ratio of Gross Expenses
  to Average Net Assets***(2)                       1.24%          1.25%          1.24%          1.22%          1.25%          1.35%
Ratio of Net Expenses
  to Average Net Assets***(2)                       1.24%          1.24%          1.24%          1.22%          1.24%          1.35%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   0.86%          0.37%          0.95%          2.58%        (0.29)%          0.26%
Portfolio Turnover Rate***                           109%            72%            66%            52%            80%            93%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period January 2, 2003 (inception) to July 31, 2003.
(2)  See Notes 4 and 5 in Notes to Financial Statements.
(3)  Formerly named Janus Adviser International Fund.
(4) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(5) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(6) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2003  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (CONTINUED)

                                                           Janus Adviser
For a share outstanding during the                   International Value Fund(1)
fiscal year or period ended July 31              2003           2002          2001(2)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       9.50   $       9.82   $      10.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .03             --            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                  (.15)          (.31)          (.19)
---------------------------------------------------------------------------------------
Total from Investment Operations                    (.12)          (.31)          (.18)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --          (.01)             --
  Distributions (from capital gains)*                  --             --             --
---------------------------------------------------------------------------------------
Total Distributions                                    --          (.01)             --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $       9.38   $       9.50   $       9.82
---------------------------------------------------------------------------------------
Total Return**                                    (1.26)%        (3.24)%        (1.70)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $      2,308   $      2,669   $      1,981
Average Net Assets for the Period
  (in thousands)                             $      2,158   $      2,426   $      1,974
Ratio of Gross Expenses
  to Average Net Assets***(3)                       1.76%          1.75%          1.75%
Ratio of Net Expenses
  to Average Net Assets***(3)                       1.75%          1.75%          1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   0.31%        (0.24)%          0.50%
Portfolio Turnover Rate***                            81%            59%             0%

                                                                                                         Janus Aspen
                                                           Janus Adviser                          Worldwide Growth Portfolio
For a share outstanding during the                         Worldwide Fund                            Retirement Shares(4)
fiscal year or period ended July 31              2003           2002          2001(5)        2000(6)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      23.20   $      31.27   $      43.67   $      47.56   $      29.06   $      23.36
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .16            .05            .27            .03          (.04)            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                    .16         (8.08)        (12.44)          (.26)          18.54           6.57
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .32         (8.03)        (12.17)          (.23)          18.50           6.59
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.09)          (.04)          (.23)             --             --          (.02)
  Distributions (from capital gains)*                  --             --             --         (3.66)             --          (.87)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.09)          (.04)          (.23)         (3.66)             --          (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      23.43   $      23.20   $      31.27   $      43.67   $      47.56   $      29.06
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      1.35%       (25.73)%       (27.93)%        (0.42)%         63.66%         28.25%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  1,124,330   $  1,059,083   $    949,967   $    409,780   $    174,399   $      5,837
Average Net Assets for the Period
  (in thousands)                             $  1,070,521   $  1,072,786   $    696,848   $    316,174   $     49,424   $      1,742
Ratio of Gross Expenses
  to Average Net Assets***(3)                       1.20%          1.21%          1.20%          1.20%          1.21%          1.22%
Ratio of Net Expenses
  to Average Net Assets***(3)                       1.20%          1.20%          1.20%          1.20%          1.21%          1.22%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   0.78%          0.27%          0.66%             --        (0.34)%        (0.02)%
Portfolio Turnover Rate***                            95%            76%            72%            47%            67%            77%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser Global Value Fund.
(2)  Period May 1, 2001 (inception) to July 31, 2001.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(5) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(6) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.

See Notes to Financial Statements.

92  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                         Janus Aspen
                                                           Janus Adviser                              Balanced Portfolio
For a share outstanding during the                         Balanced Fund                             Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      21.38   $      23.45   $      25.14   $      28.04   $      22.59   $      17.47
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .35            .43            .53            .28            .46            .21
  Net gain/(loss) on securities
    (both realized and unrealized)                    .56         (2.05)         (1.76)          (.52)           5.41           5.58
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .91         (1.62)         (1.23)          (.24)           5.87           5.79
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.36)          (.45)          (.46)          (.33)          (.42)          (.18)
  Distributions (from capital gains)*                  --             --             --         (2.33)             --          (.49)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.36)          (.45)          (.46)         (2.66)          (.42)          (.67)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      21.93   $      21.38   $      23.45   $      25.14   $      28.04   $      22.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      4.37%        (6.97)%        (4.92)%        (0.86)%         26.13%         33.59%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    937,114   $    749,601   $    530,639   $    140,179   $     53,598   $     17,262
Average Net Assets for the Period (in        $    816,137   $    682,559   $    336,439   $     96,509   $     28,498   $      3,650
thousands) Ratio of Gross Expenses
  to Average Net Assets***(4)                       1.17%          1.17%          1.17%          1.17%          1.19%          1.24%
Ratio of Net Expenses
  to Average Net Assets***(4)                       1.17%          1.17%          1.17%          1.17%          1.19%          1.24%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   1.66%          1.98%          2.52%          2.67%          2.36%          2.04%
Portfolio Turnover Rate***                            67%            85%           129%            59%            92%            70%

                                                                                                         Janus Aspen
                                                            Janus Adviser                          Equity Income Portfolio
For a share outstanding during the                        Core Equity Fund                           Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      13.92   $      17.02   $      19.99   $      27.07   $      19.28   $      13.42
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      (.01)             --            .03          (.03)            .03          (.05)
  Net gain/(loss) on securities
    (both realized and unrealized)                    .72         (3.10)         (2.77)          (.88)           7.85           6.12
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .71         (3.10)         (2.74)          (.91)           7.88           6.07
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --             --          (.03)             --             --             --
  Distributions (from capital gains)*                  --             --          (.20)         (6.17)          (.09)          (.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --             --          (.23)         (6.17)          (.09)          (.21)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      14.63   $      13.92   $      17.02   $      19.99   $      27.07   $      19.28
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      5.17%       (18.21)%       (13.80)%        (3.34)%         40.94%         45.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $     38,327   $     16,101   $      7,134   $      1,369   $        464   $         20
Average Net Assets for the Period
  (in thousands)                             $     25,550   $     12,869   $      3,985   $      1,264   $        128   $         16
Ratio of Gross Expenses
  to Average Net Assets***(4)                       1.61%          1.70%          1.75%          1.76%          1.78%          1.75%
Ratio of Net Expenses
  to Average Net Assets***(4)                       1.60%          1.68%          1.75%          1.76%          1.77%          1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.17)%        (0.16)%          0.02%        (0.30)%        (0.04)%        (0.33)%
Portfolio Turnover Rate***                            71%            97%           108%            86%           114%            79%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Notes 4 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2003  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (CONTINUED)

                                            Janus Adviser                 Janus Adviser
                                         Risk-Managed Large Cap           Mid Cap Value
For a share outstanding during the            Core Fund                        Fund
period ended July 31                            2003(1)                       2003(2)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      10.00                  $      10.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .01                            --
  Net gain/(loss) on securities
    (both realized and unrealized)                    .88                          1.42
---------------------------------------------------------------------------------------
Total from Investment Operations                      .89                          1.42
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                    --                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      10.89                  $      11.42
---------------------------------------------------------------------------------------
Total Return**                                      8.90%                        14.20%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $      7,135                  $      7,810
Average Net Assets for the Period
  (in thousands)                             $      4,192                  $      2,850
Ratio of Gross Expenses
  to Average Net Assets***(3)                       1.75%                         1.76%
Ratio of Net Expenses
  to Average Net Assets***(3)                       1.75%                         1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.25)%                       (0.38)%
Portfolio Turnover Rate***                            64%                          157%

                                            Janus Adviser       Berger Small Cap     Berger Small Cap     Berger Small Cap
For a share outstanding during the         Small Cap Value      Value Fund II -      Value Fund II -       Value Fund II -
ten months ended July 31, 2003 and            Fund(4)(7)        Investor Shares    Institutional Shares    Service Shares
the fiscal period ended September 30, 2002       2003                2002(5)              2002(5)              2002(5)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       8.26         $      10.00         $      10.00         $      10.00
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --               (1.74)               (1.74)               (1.76)
  Net gain/(loss) on securities
    (both realized and unrealized)                   2.31                   --                   --                   --
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.31               (1.74)               (1.74)               (1.76)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --                   --                   --                   --
  Distributions (from capital gains)*                  --                   --                   --                   --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --                   --                   --                   --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      10.57         $       8.26         $       8.26         $       8.24
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                     27.97%             (17.40)%             (17.40)%             (17.60)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $     13,068         $      4,921         $      1,879         $        359
Average Net Assets for the Period
  (in thousands)                             $      9,399                  N/A                  N/A                  N/A
Ratio of Gross Expenses
  to Average Net Assets***(3)(6)                    1.75%                3.37%                2.49%                4.66%
Ratio of Net Expenses
  to Average Net Assets***(3)(6)                    1.75%                2.96%                2.49%                3.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.81)%              (1.11)%              (0.68)%              (1.28)%
Portfolio Turnover Rate***                            45%                  11%                  11%                  11%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.
(2) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(5)  Period March 28, 2002 (inception date) through September 30, 2002.
(6) Certain prior year amounts have been reclassified to conform to current year presentation.
(7)  For the ten month fiscal period ended July 31, 2003.

See Notes to Financial Statements.

94  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Janus Adviser                                 Janus Aspen
                                                          Flexible Income                         Flexible Income Portfolio
For a share outstanding during the                              Fund                                 Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      11.97   $      11.91   $      11.42   $      11.72   $      12.05   $      11.77
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .47            .55            .66            .47            .37            .73
  Net gain/(loss) on securities                       .47            .09            .49          (.31)          (.27)            .27
    (both realized and unrealized)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .94            .64           1.15            .16            .10           1.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.46)          (.55)          (.66)          (.46)          (.36)          (.61)
  Distributions (from capital gains)*                  --          (.03)             --             --          (.07)          (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.46)          (.58)          (.66)          (.46)          (.43)          (.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      12.45   $      11.97   $      11.91   $      11.42   $      11.72   $      12.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      7.94%          5.53%         10.34%          1.37%          0.90%          8.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    101,137   $     50,501   $      6,159   $        810   $        842   $         12
Average Net Assets for the Period            $     79,345   $     32,199   $      2,710   $        817   $        250   $         11
  (in thousands)
Ratio of Gross Expenses                             1.20%          1.21%          1.20%          1.28%          1.20%          1.24%
  to Average Net Assets***(4)
Ratio of Net Expenses                               1.20%          1.20%          1.20%          1.28%          1.20%          1.23%
  to Average Net Assets***(4)
Ratio of Net Investment Income/                     3.68%          4.60%          5.47%          6.74%          6.80%          5.92%
  (Loss) to Average Net Assets***
Portfolio Turnover Rate***                           168%           382%           413%           183%           116%           145%

                                                           Janus Adviser                                 Janus Aspen
                                                            Money Market                            Money Market Portfolio
For a share outstanding during the                              Fund                                 Retirement Shares(1)
fiscal year or period ended July 31              2003           2002          2001(2)        2000(3)         1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .01            .02            .05            .03            .04            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                     --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .01            .02            .05            .03            .04            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.01)          (.02)          (.05)          (.03)          (.04)          (.05)
  Distributions (from capital gains)*                  --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.01)          (.02)          (.05)          (.03)          (.04)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      0.68%          1.59%          4.99%          3.17%          4.45%          4.85%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $     20,384   $     22,646   $     15,765   $      6,684   $      1,153   $         11
Average Net Assets for the Period
  (in thousands)                             $     23,394   $     22,544   $     10,244   $      4,775   $        150   $         10
Ratio of Gross Expenses
  to Average Net Assets***(4)                       0.86%          0.86%          0.86%          0.90%          0.86%          0.84%
Ratio of Net Expenses
  to Average Net Assets***(4)                       0.86%          0.86%          0.86%          0.90%          0.86%          0.84%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   0.68%          1.50%          4.68%          5.57%          5.18%          4.74%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Notes 4 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2003  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES

                                            Janus Adviser                 Janus Adviser
                                         Capital Appreciation                 Growth
For a share outstanding during the               Fund                          Fund
period ended July 31                            2003(1)                       2003(1)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      18.00                  $      15.28
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)
  Net gain/(loss) on securities                     (.06)                         (.01)
    (both realized and unrealized)                   1.75                          2.41
---------------------------------------------------------------------------------------
Total from Investment Operations                     1.69                          2.40
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                    --                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      19.69                  $      17.68
---------------------------------------------------------------------------------------
Total Return**                                      9.39%                        15.84%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)
Average Net Assets for the Period            $     20,993                  $      2,880
  (in thousands)
Ratio of Gross Expenses                      $     13,963                  $      1,567
  to Average Net Assets***(2)
Ratio of Net Expenses                               1.68%                         1.67%
  to Average Net Assets***(2)
Ratio of Net Investment Income/                     1.68%                         1.67%
  (Loss) to Average Net Assets***                 (0.71)%                       (0.85)%
Portfolio Turnover Rate***                            41%                           43%

                                             Janus Adviser                Janus Adviser
                                           Growth and Income              Mid Cap Growth
For a share outstanding during the               Fund                         Fund(3)
period ended July 31                            2003(1)                       2003(1)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      11.57                  $      15.27
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      (.01)                         (.02)
  Net gain/(loss) on securities
    (both realized and unrealized)                   1.83                          3.17
---------------------------------------------------------------------------------------
Total from Investment Operations                     1.82                          3.15
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --(4)                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                    --                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      13.39                  $      18.42
---------------------------------------------------------------------------------------
Total Return**                                     15.74%                        20.63%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $     12,805                  $        530
Average Net Assets for the Period
  (in thousands)                             $      6,061                  $        350
Ratio of Gross Expenses
  to Average Net Assets***(2)                       1.73%                         1.66%
Ratio of Net Expenses
  to Average Net Assets***(2)                       1.73%                         1.66%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.18)%                       (1.07)%
Portfolio Turnover Rate***                            37%                           43%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period September 30, 2002 (inception) to July 31, 2003.
(2)  See Notes 4 and 5 in Notes to Financial Statements.
(3)  Formerly named Janus Adviser Aggressive Growth Fund.
(4) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended July 31, 2003.

See Notes to Financial Statements.

96  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Janus Adviser                Janus Adviser
                                     Risk-Managed Large Cap Growth     International Growth
For a share outstanding during the               Fund                         Fund(1)
period ended July 31                            2003(2)                       2003(3)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      10.00                  $      17.92
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      (.05)                           .06
  Net gain/(loss) on securities
    (both realized and unrealized)                   1.15                          2.25
---------------------------------------------------------------------------------------
Total from Investment Operations                     1.10                          2.31
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                    --                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      11.10                  $      20.23
---------------------------------------------------------------------------------------
Total Return**                                     11.00%                        12.89%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $      4,645                  $      1,375
Average Net Assets for the Period
  (in thousands)                             $      3,874                  $      1,314
Ratio of Gross Expenses
  to Average Net Assets***(4)                       2.25%                         1.74%
Ratio of Net Expenses
  to Average Net Assets***(4)                       2.25%                         1.74%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (1.41)%                         0.39%
Portfolio Turnover Rate***                            62%                          109%

                                             Janus Adviser                Janus Adviser
                                          International Value               Worldwide
For a share outstanding during the              Fund(5)                        Fund
period ended July 31                            2003(3)                       2003(3)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       8.59                  $      21.37
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .01                           .09
  Net gain/(loss) on securities
    (both realized and unrealized)                    .91                          2.33
---------------------------------------------------------------------------------------
Total from Investment Operations                      .92                          2.42
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                    --                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $       9.51                  $      23.79
---------------------------------------------------------------------------------------
Total Return**                                     10.71%                        11.32%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $         62                  $        832
Average Net Assets for the Period
  (in thousands)                             $         30                  $        708
Ratio of Gross Expenses
  to Average Net Assets***(4)                       2.26%                         1.70%
Ratio of Net Expenses
  to Average Net Assets***(4)                       2.25%                         1.70%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   0.22%                         0.55%
Portfolio Turnover Rate***                            81%                           95%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser International Fund.
(2) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(3)  Period September 30, 2002 (inception) to July 31, 2003.
(4)  See Notes 4 and 5 in Notes to Financial Statements.
(5)  Formerly named Janus Adviser Global Value Fund.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2003  97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES (CONTINUED)

                                             Janus Adviser                Janus Adviser
                                               Balanced                    Core Equity
For a share outstanding during the               Fund                          Fund
period ended July 31                            2003(1)                       2003(1)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      20.88                  $      12.96
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .15                         (.03)
  Net gain/(loss) on securities
    (both realized and unrealized)                   1.28                          1.81
---------------------------------------------------------------------------------------
Total from Investment Operations                     1.43                          1.78
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.13)                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                 (.13)                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      22.18                  $      14.74
---------------------------------------------------------------------------------------
Total Return**                                      6.92%                        13.73%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $     31,430                  $     10,261
Average Net Assets for the Period
  (in thousands)                             $     19,574                  $      6,671
Ratio of Gross Expenses
  to Average Net Assets***(2)                       1.67%                         2.10%
Ratio of Net Expenses
  to Average Net Assets***(2)                       1.67%                         2.09%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   1.06%                       (0.70)%
Portfolio Turnover Rate***                            67%                           71%

                                                            Janus Adviser
                                                     Risk-Managed Large Cap Core
For a share outstanding during the                              Fund
period ended July 31                                           2003(3)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     (.02)
  Net gain/(loss) on securities
    (both realized and unrealized)                                   .88
--------------------------------------------------------------------------------
Total from Investment Operations                                     .86
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --
  Distributions (from capital gains)*                                 --
--------------------------------------------------------------------------------
Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      10.86
--------------------------------------------------------------------------------
Total Return**                                                     8.60%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $      4,423
Average Net Assets for the Period
  (in thousands)                                            $      3,838
Ratio of Gross Expenses
  to Average Net Assets***(2)                                      2.25%
Ratio of Net Expenses
  to Average Net Assets***(2)                                      2.25%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                (0.71)%
Portfolio Turnover Rate***                                           64%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period September 30, 2002 (inception) to July 31, 2003.
(2)  See Notes 4 and 5 in Notes to Financial Statements.
(3) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.

See Notes to Financial Statements.

98  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Janus Adviser                 Janus Adviser
                                            Mid Cap Value                Small Cap Value
For a share outstanding during the               Fund                          Fund
period ended July 31                            2003(1)                       2003(2)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      10.00                  $       8.89
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      (.02)                           .01
  Net gain/(loss) on securities
  (both realized and unrealized)                     1.41                          1.66
---------------------------------------------------------------------------------------
Total from Investment Operations                     1.39                          1.67
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --                            --
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                    --                            --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      11.39                  $      10.56
---------------------------------------------------------------------------------------
Total Return**                                     13.90%                        18.79%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $        608                  $         18
Average Net Assets for the Period
  (in thousands)                             $        313                  $         12
Ratio of Gross Expenses
  to Average Net Assets***(3)                       2.26%                         2.25%
Ratio of Net Expenses
  to Average Net Assets***(3)                       2.25%                         2.25%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                 (0.91)%                       (2.30)%
Portfolio Turnover Rate***                           157%                           45%

                                             Janus Adviser                Janus Adviser
                                            Flexible Income                Money Market
For a share outstanding during the               Fund                          Fund
period ended July 31                            2003(4)                       2003(4)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      12.38                  $       1.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .34                           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                    .02                            --
---------------------------------------------------------------------------------------
Total from Investment Operations                      .36                           .01
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.33)                         (.01)
  Distributions (from capital gains)*                  --                            --
---------------------------------------------------------------------------------------
Total Distributions                                 (.33)                         (.01)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      12.41                  $       1.00
---------------------------------------------------------------------------------------
Total Return**                                      2.92%                         0.70%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $     20,294                  $        173
Average Net Assets for the Period
  (in thousands)                             $     10,230                  $        464
Ratio of Gross Expenses
  to Average Net Assets***(3)                       1.71%                         0.61%
Ratio of Net Expenses
  to Average Net Assets***(3)                       1.70%                         0.61%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   3.05%                         0.84%
Portfolio Turnover Rate***                           168%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(2)  Period April 22, 2003 (inception) to July 31, 2003.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period September 30, 2002 (inception) to July 31, 2003.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2003  99

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index          Is an unmanaged group of 400 domestic stocks
                              chosen for their market size, liquidity and industry group representation.

S&P Barra Value Index         A market capitalization-weighted index of the
                              stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World IndexSM   of companies representative of the market
                              structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Capital        The MSCI World Value and Growth Indices are
International World           subsets of the MSCI World Index and are built on a
Value Index                   country-by-country basis for each of the 23
                              countries included in the MSCI World Index.

DAX Is Deutsche Borse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange.

Lehman Brothers               Is composed of all bonds that are investment grade
Government/Credit Index       with at least one year until maturity.

Russell MidCap Growth Index   Consists of stocks from the Russell MidCap Index
                              with a greater-than-average growth orientation.
                              The Russell MidCap Index consists of the smallest
                              800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Russell MidCap Value Index    Measures the performance of those Russell MidCap
                              companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index      Measures the performance of those Russell 2000
                              companies with lower price-to-book ratios and lower forecasted growth values.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

CAC 40 Index                  Is a narrow-based, modified capitalization-
                              weighted index of 40 companies listed on the Paris
                              Bourse.

FTSE 100 Index                Is a capitalization-weighted index of the 100 most
                              highly capitalized companies traded on the London
                              Stock Exchange. The equities use an investibility weighting in the index calculation.

Nikkei 225 Index              Is a price-weighted index of 225 top-rated
                              Japanese companies listed in the First Section of the Tokyo Stock Exchange.

ADR                           American Depository Receipt

GDR                           Global Depository Receipt

PLC                           Public Limited Company

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

RNC                           Represents non-convertible savings shares

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

100  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*       Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(omega) Rate is subject to change. Rate shown reflects current rate.
(delta) Security is a defaulted security in Janus Adviser Flexible Income Fund with accrued interest in the amount of $160 that was written-off December 10, 2001.
(beta)  Security is illiquid.
(pi)    Security is a U.S. Treasury Inflation-Protected Security (TIPS).
# Loaned security, a portion or all of the security is on loan at July 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(pound) Security is fair valued.

SS.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                  Value as
                                             Acquisition   Acquisition              % of
                                                 Date          Cost       Value   Net Assets
--------------------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund
El Paso Corp., 7.875%, notes, due 6/15/12       4/16/03      $182,700   $169,050     0.1%
--------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03                                     3/6/00      $  3,200   $    340       0%
--------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of July 31, 2003. The issuer incurs all registration costs. Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

Variable rate notes are notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                        Janus Adviser Series  July 31, 2003  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Capital Appreciation Fund, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser International Value Fund, Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund, Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Cap Value Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually the "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust") which was organized as a Delaware Trust (now called a Delaware statutory trust) on March 24, 2000, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers fifteen funds or series of shares with differing investment objectives and policies.

Thirteen Funds invest primarily in equity securities: Janus Adviser Capital Appreciation Fund, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser International Value Fund, Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund, Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Cap Value Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, and Janus Adviser International Value Fund, which are nondiversified.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following funds commenced operations after the reorganization: Janus Adviser International Value Fund, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Cap Value Fund.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares. C Shares include a 1.00% upfront sales charge of the offering price and a 1.00% contingent deferred sales charge paid by the redeeming shareholder. This sales charge applies to shares redeemed within 18 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year or period ended July 31, 2003, the Funds paid the following contingent deferred sales charges:

                                                             Contingent Deferred
Fund (C Shares)                                                  Sales Charge
--------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund                            $ 8,642
Janus Adviser Growth Fund                                            1,352
Janus Adviser Growth and Income Fund                                 4,391
Janus Adviser Mid Cap Growth Fund                                      477
Janus Adviser International Growth Fund                             32,171
Janus Adviser Worldwide Fund                                         9,775
Janus Adviser Balanced Fund                                         12,124
Janus Adviser Core Equity Fund                                       3,768
Janus Adviser Mid Cap Value Fund                                        25
Janus Adviser Flexible Income Fund                                  21,842
Janus Adviser Money Market Fund                                     28,421
--------------------------------------------------------------------------------
Funds not listed did not pay any contingent deferred sales charges during this period.

Janus Capital Management LLC ("Janus Capital") invested initial capital in the amount of $10,000 for each class of shares of Janus Adviser Risk-Managed Large Cap Growth Fund and Janus Adviser Risk-Managed Large Cap Core Fund on December 31, 2002. Janus Capital invested additional seed capital in the amount of $3,740,000 for each class of shares for Janus Adviser Risk-Managed Large Cap Growth Fund and Janus Adviser Risk-Managed Large Cap Core Fund on January 2, 2003. Perkins, Wolf, McDonnell and Company LLC ("Perkins"), subadviser of Janus Adviser Mid Cap Value Fund, invested initial capital in the amount of $250,000 for each class of shares of the Fund on December 31, 2002.

On April 21, 2003, Berger Small Cap Value Fund II participated in a tax-free reorganization with Janus Adviser Small Cap Value Fund. Berger Small Cap Value Fund II had Investor, Institutional, and Service Shares. Janus Adviser Small Cap Value Fund has I Shares and C Shares. The plan of reorganization provided for, among other items listed in the Shareholder Meeting section of this report, the transfer for assets and liabilities of Berger Small Cap Value Fund II to Janus Adviser Small Cap Value Fund - I Shares. Janus Adviser Small Cap Value Fund - I Shares was created to serve as a "shell" for the transfer of net assets of Berger Small Cap Value Fund II. Janus Adviser Small Cap Value Fund - C Shares commenced operations on April 22, 2003. For accounting purposes, Berger Small Cap Value Fund II is considered the surviving entity, and the financial highlights shown for periods prior to July 31, 2003 are the financial highlights of the Berger Small Cap Value Fund II. Subsequent to the reorganization Berger Small Cap

102  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Value Fund II changed its fiscal year end from September 30 to July 31. As a result, the financial statements reflect a ten month fiscal period.

Prior to April 21, 2003 Berger Small Cap Value Fund II was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. All classes of the fund had identical rights to earnings, assets and voting privileges.

At March 31, 2003, Berger Financial Group LLC ("Berger"), owned approximately 10% of the outstanding shares of Berger Small Cap Value Fund II.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Adviser Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. As of July 31, 2003, the following Funds had on loan securities as indicated:

                                                                      Value at
Fund                                                               July 31, 2003
--------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund                             $11,107,779
Janus Adviser Growth Fund                                            11,382,016
Janus Adviser Growth and Income Fund                                 16,686,045
Janus Adviser Mid Cap Growth Fund(1)                                 52,149,268
Janus Adviser International Growth Fund(2)                           11,537,246
Janus Adviser Worldwide Fund                                         93,910,925
Janus Adviser Balanced Fund                                          59,924,158
Janus Adviser Mid Cap Value Fund                                      2,044,614
--------------------------------------------------------------------------------
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.

As of July 31, 2003, Janus Adviser Capital Appreciation Fund, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund and Janus Adviser Mid Cap Value Fund received cash collateral of $11,412,102, $11,640,589, $17,087,407, $53,402,021, $12,057,108,
$96,669,793, $61,313,850 and $2,095,586, respectively, in accordance with securities lending activity. During the fiscal year or period ended July 31, 2003, there were no such securities lending agreements for Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Value Fund, Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Small Cap Value Fund and Janus Adviser Money Market Fund. Janus Adviser Flexible Income Fund had no such securities lending agreements at July 31, 2003, but did participate in such agreements during the fiscal year ended July 31, 2003. The borrower pays fees at the Funds' direction to its lending agent. Additionally, the lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or any other mutual fund mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds and retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations.

                                        Janus Adviser Series  July 31, 2003  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INTERFUND LENDING
Persuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at rate beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year or period ended July 31, 2003, there were no such borrowings and/or lendings by the Funds.

FORWARD CURRENCY TRANSACTIONS
The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURE CONTRACTS
The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

OPTIONS CONTRACTS
The Funds may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, the Risk-Managed Funds may use option contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
Each Fund, except Janus Adviser Money Market Fund, may engage in "short sales against the box." Short sales against the box involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

104  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Each Fund, except for Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund, may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that a Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund. The remaining eleven Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER
     TRANSACTIONS WITH AFFILIATES

Each Fund except Janus Adviser Small Cap Value Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund pays advisory fees to Janus Capital based upon an annual rate of .65% of average net assets. Janus Adviser Flexible Income Fund pays advisory fees to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. Janus Adviser Money Market Fund's advisory fee rate is 0.25% of average net assets. Janus Adviser Small Cap Value Fund's advisory fee rate is 0.75% of average net assets. The advisory fee is calculated daily and paid monthly.

                                        Janus Adviser Series  July 31, 2003  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Large Cap Growth Fund and Janus Adviser Risk-Managed Large Cap Core Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, the Fund pays Perkins a fee equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of Janus Capital's fee by the amount of fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Adviser Small Cap Value Fund. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of .75% of the Fund's average daily net assets from its management fee.

Prior to April 21, 2003, Berger served as investment adviser to Berger Small Cap Value Fund II pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                           Average Daily                  Annual
Fund                                         Net Assets                    Rate
--------------------------------------------------------------------------------
Berger Small Cap Value Fund II            First $500 million               .85%
                                          Next $500 million                .80%
                                          Over $1 billion                  .75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse all classes of Berger Small Cap Value Fund II to the extent that each class' transfer agency, shareholder reporting and registration fees exceeded .25% of the class' average net assets.

Berger Small Cap Value Fund II had entered into administrative services agreement with Berger. Berger provided administrative services to Berger Small Cap Value Fund II at no cost.

Until at least December 1, 2004, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I shares, the distribution and shareholder servicing fee for Class C shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                   Expense Limit
                                                                    Percentage
Fund                                                                   (%)
--------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund                                0.68
Janus Adviser Growth Fund                                              0.67
Janus Adviser Growth and Income Fund                                   1.02
Janus Adviser Mid Cap Growth Fund(1)                                   0.66
Janus Adviser Risk-Managed Large Cap Growth Fund                       1.25
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(2)                             0.74
Janus Adviser International Value Fund(3)                              1.25
Janus Adviser Worldwide Fund                                           0.70
CORE
Janus Adviser Balanced Fund                                            0.67
Janus Adviser Core Equity Fund                                         1.25(4)
Janus Adviser Risk-Managed Large Cap Core Fund                         1.25
VALUE
Janus Adviser Mid Cap Value Fund                                       1.25
Janus Adviser Small Cap Value Fund                                     1.25
INCOME
Janus Adviser Flexible Income Fund                                     0.70
Janus Adviser Money Market Fund                                        0.36
--------------------------------------------------------------------------------
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Global Value Fund.
(4) Effective July 31, 2003 the expense limit percentage changed from 1.25% to 0.75%.

106  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

During the year ended July 31, 2003, Janus Capital reimbursed Janus Adviser International Growth Fund and Janus Adviser Growth Fund for certain trading errors, the amounts of which were insignificant.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Prior to April 21, 2003, certain officers and/or directors/trustees of Berger were also officers and/or directors/trustees of Berger Small Cap Value Fund II. Directors/Trustees who were not affiliated with Berger were compensated for their services. Such fees were allocated among the entire Berger Funds complex.

Prior to April 21, 2003, the Berger Investment Portfolio Trust had adopted a director/trustee fee deferral plan ( the "Plan") which allowed the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees were invested in various funds advised by Berger until distribution in accordance with the Plan. Prior to April 21, 2003, Berger Small Cap Value Fund II was party to an ongoing agreement with State Street Bank and Trust Company ("State Street Bank") that allowed the Funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, was charged to the Fund that executed the borrowing. In addition, the unsecured line of credit required a quarterly payment of a commitment fee by the Fund based on the average daily unused portion of the line of credit. Effective April 21, 2003, Janus Adviser Small Cap Value Fund is no longer party to a borrowing agreement with State Street Bank.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class I Shares average daily net assets and of up to 1.00% of the Class C Shares average daily net assets. Janus Adviser Money Market Fund Class C Shares pays up to 0.25% of average daily net assets. Janus Distributors LLC has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2004.

Berger Small Cap Value Fund II Investor Shares and Service Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provided for the payment to Berger of a 12b-1 fee of .25% per annum of Berger Small Cap Value Fund II Investor Shares' and Service Shares' average daily net assets (or the net assets of a particular class of shares, where applicable). The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the fund. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Pursuant to a shareholder services agreement with Berger, Berger Small Cap Value Fund II Service Shares paid to Berger a fee at an annual rate equal to 0.25% of its average daily net assets for providing, or for procuring through financial intermediaries, services to shareholders. Berger had agreed to waive such fee to the extent that the fee was not utilized by Berger to pay for costs associated with providing services to shareholders of Berger Small Cap Value Fund II Service Shares for the period April 1, 2003 through April 17, 2003.

A 1.00% redemption fee may be imposed on Class I Shares of Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Growth Fund, Janus Adviser International Value Fund, Janus Adviser Worldwide Fund and Janus Adviser Risk-Managed Large Cap Core Fund held for three months or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Adviser International Growth Fund - Class I Shares and Janus Adviser Worldwide Fund - Class I Shares were $134,557 and $2,268, respectively for the period ended July 31, 2003. No redemption fees were received by Janus Adviser Risk-Managed Large Cap Growth Fund - Class I Shares, Janus Adviser International Value Fund - Class I Shares and Janus Adviser Risk-Managed Large Cap Core Fund - Class I Shares during the period ended July 31, 2003.

                                        Janus Adviser Series  July 31, 2003  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. (JCGI), provides a shareholder accounting system to the Funds for a fee. Prior to April 21, 2003, DST provided such system to Berger Small Cap Value Fund II.

DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year or period ended July 31, 2003, are noted below.

On August 25, 2003, JCGI announced it had signed a definitive agreement with DST under which JCGI will transfer to DST 32.3 million shares of DST common stock in exchange for 100% of a wholly-owned DST subsidiary that is currently part of DST's Output Solutions business segment. After the transaction closes, this subsidiary will be renamed JCG Partners and will hold a commercial printing and graphics design business and cash. JCGI will still own approximately 7.4 million shares of DST common stock. Subject to a number of closing conditions, including DST shareholder approval, this transaction is expected to close in the fourth quarter of 2003.

                                                 DST Securities, Inc.  Fund Expense       DST Systems
Fund                                              Commissions Paid      Reduction            Costs
-----------------------------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund               $ 11,750           $  8,815           $  2,053
Janus Adviser Growth Fund                                4,021              3,017              4,258
Janus Adviser Growth and Income Fund                     3,164              2,374              5,863
Janus Adviser Mid Cap Growth Fund(1)                     8,292              6,221                762
Janus Adviser Risk-Managed Large Cap Growth Fund(2)         --                 --              1,726
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(3)                  --                 --             10,441
Janus Adviser International Value Fund(4)                   74                 56              3,456
Janus Adviser Worldwide Fund                            10,752              8,066              4,316
CORE
Janus Adviser Balanced Fund                             16,760             12,573            (2,037)
Janus Adviser Core Equity Fund                           1,382              1,037              4,049
Janus Adviser Risk-Managed Large Cap Core Fund(2)           --                 --              1,721
VALUE
Janus Adviser Mid Cap Value Fund(5)                         --                 --              2,205
Janus Adviser Small Cap Value Fund(6)(7)                   287                216             18,696
INCOME
Janus Adviser Flexible Income Fund                          --                 --              5,507
Janus Adviser Money Market Fund                             --                 --              3,965
-----------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.
(3)  Formerly named Janus Adviser International Fund.
(4)  Formerly named Janus Adviser Global Value Fund.
(5) Period December 31, 2002 (commencement of investment operations), to July 31, 2003.
(6) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(7)  Period October 1, 2002 to July 31, 2003.

108  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between July 31, 2008 and July 31, 2011.

The Funds noted below incurred "Post-October" losses during the period from November 1, 2002 through July 31, 2003. These losses will be deferred for tax purposes and recognized during the year ended July 31, 2004.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The capital loss carryforward in Janus Adviser Mid Cap Value Fund includes $1,858,278 acquired in the reorganization of Janus Adviser Strategic Value Fund into Janus Adviser Mid Cap Value Fund described in Note 6. This capital loss carryover may be subject to annual limitations under applicable tax laws and may expire unutilized. Due to these limitations, $421,864 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital. During the period ended July 31, 2003, Janus Adviser Mid Cap Value Fund utilized $56,713 of its capital loss carryforward.

                                          Undistributed  Undistributed                      Post-        Other Book      Net Tax
                                            Ordinary       Long-Term     Accumulated       October         to Tax      Appreciation/
                                             Income          Gains      Capital Losses   Differences     Differences  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund              --             --  $(104,755,099)  $ (61,280,960)  $       (143)  $  86,153,390
Janus Adviser Growth Fund                            --             --    (95,550,879)    (17,983,523)          7,771      2,495,704
Janus Adviser Growth and Income Fund      $     137,777             --    (24,904,912)     (8,365,410)            535      8,501,077
Janus Adviser Mid Cap Growth Fund(1)                 --             --   (313,971,968)     (8,440,711)             --     32,971,148
Janus Adviser Risk-Managed Large Cap
  Growth Fund                                   253,229  $     275,957              --              --             --      1,101,750
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(2)    3,850,061             --   (201,001,329)    (56,966,150)         29,417     38,945,173
Janus Adviser International Value Fund(3)         7,110             --       (131,466)       (250,900)             24        138,744
Janus Adviser Worldwide Fund                  6,590,804             --   (377,346,394)   (128,227,484)       (14,755)     79,914,382
CORE
Janus Adviser Balanced Fund                   1,594,051             --    (73,889,802)    (18,874,964)            842     35,387,017
Janus Adviser Core Equity Fund                       --             --     (2,739,422)     (1,127,660)          (490)      3,490,711
Janus Adviser Risk-Managed Large Cap
  Core Fund                                          --             --              --        (71,562)             --        752,471
VALUE
Janus Adviser Mid Cap Value Fund                192,130             --     (1,379,701)           (207)             --        600,544
Janus Adviser Small Cap Value Fund(4)                --             --       (200,536)        (39,137)             --      1,562,280
INCOME
Janus Adviser Flexible Income Fund            1,116,123        405,206              --              --         17,206        300,858
Janus Adviser Money Market Fund                      --             --              --              --             --             --
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Global Value Fund.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

                                        Janus Adviser Series  July 31, 2003  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                    Federal Tax       Unrealized       Unrealized
Fund                                                    Cost         Appreciation    (Depreciation)
---------------------------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund            $1,001,934,450   $  111,938,541   $ (25,785,151)
Janus Adviser Growth Fund                             417,648,500       43,936,310     (41,440,606)
Janus Adviser Growth and Income Fund                  308,618,530       22,080,761     (13,579,684)
Janus Adviser Mid Cap Growth Fund(1)                  290,477,393       42,641,261      (9,670,113)
Janus Adviser Risk-Managed Large Cap Growth Fund       37,396,800        1,961,384        (859,634)
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(2)            461,986,533       56,985,363     (18,040,190)
Janus Adviser International Value Fund(3)               2,163,769          276,430        (137,686)
Janus Adviser Worldwide Fund                        1,160,628,490      124,862,470     (44,948,088)
CORE
Janus Adviser Balanced Fund                           986,236,536       59,632,708     (24,245,691)
Janus Adviser Core Equity Fund                         43,239,776        4,220,002        (729,291)
Janus Adviser Risk-Managed Large Cap Core Fund         10,744,582          945,944        (193,473)
VALUE
Janus Adviser Mid Cap Value Fund                        9,803,476          843,441        (242,897)
Janus Adviser Small Cap Value Fund(4)                  11,413,186        1,933,166        (370,886)
INCOME
Janus Adviser Flexible Income Fund                    119,858,450        2,495,775      (2,194,917)
Janus Adviser Money Market Fund                        20,973,636               --               --
---------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Global Value Fund.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

110  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                     Distributions
For the fiscal year or period ended July 31, 2003     --------------------------------------------
                                                      From Ordinary  From Long-Term  Tax Return of  Net Investment
Fund                                                      Income      Capital Gains     Capital          Loss
------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund                $    421,363             --   $     70,070    $(1,110,014)
Janus Adviser Growth Fund --                                     --                            --     (1,278,415)
Janus Adviser Growth and Income Fund                        968,582             --             --              --
Janus Adviser Mid Cap Growth Fund(1)                             --             --             --     (1,314,039)
Janus Adviser Risk-Managed Large Cap Growth Fund                 --             --             --              --
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(2)                2,192,476             --             --              --
Janus Adviser International Value Fund(3)                        --             --             --              --
Janus Adviser Worldwide Fund                              4,403,765             --             --              --
CORE
Janus Adviser Balanced Fund                              13,736,641             --             --              --
Janus Adviser Core Equity Fund                                   --             --             --        (80,658)
Janus Adviser Risk-Managed Large Cap Core Fund                   --             --             --        (21,735)
VALUE
Janus Adviser Mid Cap Value Fund                                 --             --             --              --
Janus Adviser Small Cap Value Fund(4)                            --             --             --        (86,839)
INCOME
Janus Adviser Flexible Income Fund                        3,183,442             --             --              --
Janus Adviser Money Market Fund                             162,589             --             --              --
------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Global Value Fund.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

                                                                     Distributions
For the fiscal year ended July 31, 2002               --------------------------------------------
                                                      From Ordinary  From Long-Term  Tax Return of
Fund                                                      Income      Capital Gains     Capital
--------------------------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund                $  1,497,764             --             --
Janus Adviser Growth Fund                                        --             --             --
Janus Adviser Growth and Income Fund                        331,376             --             --
Janus Adviser Mid Cap Growth Fund(1)                             --             --             --
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(2)                2,046,128             --             --
Janus Adviser International Value Fund(3)                     2,501             --             --
Janus Adviser Worldwide Fund                              1,525,977             --             --
CORE
Janus Adviser Balanced Fund                              13,578,953             --             --
Janus Adviser Core Equity Fund                                   --             --             --
INCOME
Janus Adviser Flexible Income Fund                        1,559,337             --             --
Janus Adviser Money Market Fund                             338,731             --             --
--------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Global Value Fund.

                                        Janus Adviser Series  July 31, 2003  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.   EXPENSES

Each of the Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended July 31                      I Shares               C Shares

Fund                                                    2003       2002       2001       2003(1)
------------------------------------------------------------------------------------------------
GROWTH
Janus Adviser Capital Appreciation Fund                 1.19%      1.18%      1.26%        1.70%
Janus Adviser Growth Fund                               1.20%      1.21%      1.23%        1.70%
Janus Adviser Growth and Income Fund                    1.22%      1.23%      1.87%        1.73%
Janus Adviser Mid Cap Growth Fund(2)                    1.22%      1.20%      1.23%        1.72%
Janus Adviser Risk-Managed Large Cap Growth Fund     2.50%(3)        N/A        N/A     3.60%(3)
INTERNATIONAL/GLOBAL
Janus Adviser International Growth Fund(4)              1.26%      1.26%      1.31%        1.77%
Janus Adviser International Value Fund(5)               6.99%      3.43%  10.35%(6)        8.64%
Janus Adviser Worldwide Fund                            1.23%      1.21%      1.25%        1.73%
CORE
Janus Adviser Balanced Fund                             1.18%      1.19%      1.22%        1.68%
Janus Adviser Core Equity Fund                          1.61%      1.70%      5.06%        2.10%
Janus Adviser Risk-Managed Large Cap Core Fund       3.58%(3)        N/A        N/A     4.08%(3)
VALUE
Janus Adviser Mid Cap Value Fund                     6.50%(7)        N/A        N/A     9.97%(7)
Janus Adviser Small Cap Value Fund(8)                2.93%(9)    N/A(10)        N/A   10.53%(11)
INCOME
Janus Adviser Flexible Income Fund                      1.32%      1.41%      6.59%        1.80%
Janus Adviser Money Market Fund                         1.35%      0.97%      1.83%        1.93%
------------------------------------------------------------------------------------------------

(1)  Period September 30, 2002 (inception) to July 31, 2003.
(2)  Formerly named Janus Adviser Aggressive Growth Fund.
(3)  Period January 2, 2003 (commencement of operations) to July 31, 2003.
(4)  Formerly named Janus Adviser International Fund.
(5)  Formerly named Janus Adviser Global Value Fund.
(6)  Period May 1, 2001 (inception) to July 31, 2001.
(7)  Period December 31, 2002 (commencement of operations) to July 31, 2003.
(8) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(9)  Period October 1, 2002 through July 31, 2003.
(10) The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period March 28, 2002 (inception) through September 30, 2002.
(11) Period April 22, 2003 (inception) to July 31, 2003.

112  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class I Shares of the Funds commenced operations on August 1, 2002, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series into the Funds. Expense ratios are shown for Retirement Shares for periods prior to such reorganization.

For the fiscal year or period ended December 31           Retirement Shares
--------------------------------------------------------------------------------
Fund                                                2000(1)     1999       1998
Janus Aspen Growth Portfolio                         1.17%      1.19%      1.25%
Janus Aspen Aggressive Growth Portfolio              1.17%      1.19%      1.29%
Janus Aspen Capital Appreciation Portfolio           1.18%      1.28%      1.49%
Janus Aspen Equity Income Portfolio                  2.07%      1.91%      2.36%
Janus Aspen Balanced Portfolio                       1.17%      1.19%      1.26%
Janus Aspen Growth and Income Portfolio              1.25%      1.62%   3.53%(2)
Janus Aspen International Growth Portfolio           1.22%      1.32%      1.44%
Janus Aspen Worldwide Growth Portfolio               1.20%      1.21%      1.32%
Janus Aspen Flexible Income Portfolio                1.28%      1.20%      1.24%
Janus Aspen Money Market Portfolio                   0.90%      0.86%      0.84%
--------------------------------------------------------------------------------
(1)  Period January 1, 2000 to July 31, 2000.
(2)  Period May 1, 1998 through December 31, 1998.

6.   FUND ACQUISITION AND FUND REORGANIZATION

Effective June 2, 2003, Janus Adviser Mid Cap Value Fund acquired all of the net assets of Janus Adviser Strategic Value Fund pursuant to a plan of reorganization approved by the Trustees and shareholders of Janus Adviser Series. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser Mid Cap Value Fund - I Shares and Janus Adviser Mid Cap Value Fund
- C Shares in the amounts of 396,079 and 4,365, respectively, (valued at $4,380,851 and $48,173, respectively) for the 602,617 and 6,584 shares of Janus Adviser Strategic Value Fund - I Shares and Janus Adviser Strategic Value Fund - C Shares, respectively, including $323,302 and $11,592 of unrealized appreciation. The aggregate net assets of Janus Adviser Mid Cap Value Fund - I Shares, Janus Adviser Mid Cap Value Fund - C Shares, Janus Adviser Strategic Value Fund - I Shares and Janus Adviser Strategic Value Fund - C Shares immediately before the reorganization were $2,365,659, $296,053, $4,380,851 and $48,173, respectively. Janus Capital incurred the costs associated with the reorganization.

Effective April 21, 2003, Berger Small Cap Value Fund II participated in a tax-free reorganization with Janus Adviser Small Cap Value Fund. The plan of the reorganization provided for the transfer of assets and liabilities of Berger Small Cap Value Fund II - Investor Shares, Institutional Shares and Service Shares to Janus Adviser Small Cap Value Fund - I Shares. Berger Small Cap Value Fund II transferred net assets from the Investor Shares, Institutional Shares and Service Shares of $7,930,862, $2,066,768 and $391,685, respectively, to the Janus Adviser Small Cap Value Fund - I Shares. Berger Small Cap Value Fund II transferred shares outstanding from the Investor Shares, Institutional Shares and Service Shares of 909,131, 237,044 and 45,004, respectively, to the Janus Adviser Small Cap Value Fund - I Shares. Janus Capital incurred the costs associated with the reorganization.

                                        Janus Adviser Series  July 31, 2003  113

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.   CAPITAL SHARE TRANSACTIONS

                                                   Janus Adviser               Janus Adviser             Janus Adviser
                                               Capital Appreciation               Growth               Growth and Income
For the fiscal year or period ended July 31            Fund                        Fund                       Fund
(all numbers in thousands)                      2003          2002          2003          2002         2003          2002
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                   33,756        26,410        12,993    $   12,998        9,255        20,741
  Reinvested dividends and distributions            27            71            --            --           80            23
---------------------------------------------------------------------------------------------------------------------------
Total                                           33,783        26,481        12,993        12,998        9,335        20,764
---------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                          (10,412)       (5,369)       (7,376)       (6,830)      (5,194)       (5,510)
Net Increase/(Decrease) in Fund Shares          23,371        21,112         5,617         6,168        4,141        15,254
Shares Outstanding, Beginning of Period         31,321        10,209        17,622        11,454       17,476         2,222
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period               54,692        31,321        23,239        17,622       21,617        17,476
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(1)
  Shares sold                                    1,137           N/A           172           N/A        1,013           N/A
  Reinvested dividends and distributions            --           N/A            --           N/A        --(2)           N/A
---------------------------------------------------------------------------------------------------------------------------
Total                                            1,137           N/A           172           N/A        1,013           N/A
---------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                              (71)           N/A           (9)           N/A         (56)           N/A
Net Increase/(Decrease) in Fund Shares           1,066           N/A           163           N/A          957           N/A
Shares Outstanding, Beginning of Period             --           N/A            --           N/A           --           N/A
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                1,066           N/A           163           N/A          957           N/A
---------------------------------------------------------------------------------------------------------------------------

                                                                        Janus Adviser
                                                  Janus Adviser         Risk-Managed       Janus Adviser
                                                  Mid Cap Growth      Large Cap Growth  International Growth
For the fiscal year or period ended July 31           Fund(3)               Fund               Fund(4)
(all numbers in thousands)                      2003          2002         2003(5)        2003         2002
-------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                    4,517         7,569         3,128        98,516       74,592
  Reinvested dividends and distributions            --            --            --           103           78
-------------------------------------------------------------------------------------------------------------
Total                                            4,517         7,569         3,128        98,619       74,670
-------------------------------------------------------------------------------------------------------------
  Shares Repurchased                           (5,138)       (5,989)          (77)     (101,877)     (64,121)
Net Increase/(Decrease) in Fund Shares           (621)         1,580         3,051       (3,258)       10,549
Shares Outstanding, Beginning of Period         15,173        13,593            --        27,233       16,684
-------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period               14,552        15,173         3,051        23,975       27,233
-------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(1)
  Shares sold                                       34           N/A           418           822          N/A
  Reinvested dividends and distributions            --           N/A            --            --          N/A
-------------------------------------------------------------------------------------------------------------
Total                                               34           N/A           418           822          N/A
-------------------------------------------------------------------------------------------------------------
  Shares Repurchased                               (5)           N/A            --         (754)          N/A
Net Increase/(Decrease) in Fund Shares              29           N/A           418            68          N/A
Shares Outstanding, Beginning of Period             --           N/A            --            --          N/A
-------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                   29           N/A           418            68          N/A
-------------------------------------------------------------------------------------------------------------

(1)  Period September 30, 2002 (inception) to July 31, 2003.
(2) Reinvested dividends and distributions aggregated less than 1,000 on a per share basis for the period ended July 31, 2003.
(3)  Formerly named Janus Adviser Aggressive Growth Fund.
(4)  Formerly named Janus Adviser International Fund.
(5) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.

114  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Janus Adviser              Janus Adviser              Janus Adviser
                                                International Value             Worldwide                   Balanced
For the fiscal year or period ended July 31           Fund(1)                      Fund                       Fund
(all numbers in thousands)                      2003          2002          2003          2002         2003          2002
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                    1,012           313        66,649        49,090       18,396        19,280
  Reinvested dividends and distributions            --            --           191            53          639           605
---------------------------------------------------------------------------------------------------------------------------
Total                                            1,012           313        66,840        49,143       19,035        19,885
---------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                           (1,047)         (234)      (64,500)      (33,865)     (11,379)       (7,447)
Net Increase/(Decrease) in Fund Shares            (35)            79         2,340        15,278        7,656        12,438
Shares Outstanding, Beginning of Period            281           202        45,653        30,375       35,067        22,629
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                  246           281        47,993        45,653       42,723        35,067
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(2)
  Shares sold                                        7           N/A           276           N/A        1,617           N/A
  Reinvested dividends and distributions            --           N/A            --           N/A            5           N/A
---------------------------------------------------------------------------------------------------------------------------
Total                                                7           N/A           276           N/A        1,622           N/A
---------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                --           N/A         (241)           N/A        (205)           N/A
Net Increase/(Decrease) in Fund Shares               7           N/A            35           N/A        1,417           N/A
Shares Outstanding, Beginning of Period             --           N/A            --           N/A           --           N/A
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    7           N/A            35           N/A        1,417           N/A
---------------------------------------------------------------------------------------------------------------------------

                                                                                        Janus Adviser
                                                                Janus Adviser           Risk-Managed    Janus Adviser
                                                                 Core Equity           Large Cap Core   Mid Cap Value
For the fiscal year or period ended July 31                          Fund                   Fund             Fund
(all numbers in thousands)                                    2003          2002           2003(3)          2003(4)
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                                  2,011         1,075           658              305
  Shares issued in connection with Acquisition*                  N/A           N/A           N/A              396
  Reinvested dividends and distributions                          --            --            --               --
----------------------------------------------------------------------------------------------------------------------
Total                                                          2,011         1,075           658              701
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (549)         (337)           (3)             (17)
Net Increase/(Decrease) in Fund Shares                         1,462           738           655              684
Shares Outstanding, Beginning of Period                        1,157           419            --               --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              2,619         1,157           655              684
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(2)
  Shares sold                                                    730           N/A           407               51
  Shares issued in connection with Acquisition*                  N/A           N/A           N/A                4
  Reinvested dividends and distributions                          --           N/A            --               --
----------------------------------------------------------------------------------------------------------------------
Total                                                            730           N/A           407               55
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (34)           N/A            --              (2)
Net Increase/(Decrease) in Fund Shares                           696           N/A           407               53
Shares Outstanding, Beginning of Period                           --           N/A            --               --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                696           N/A           407               53
----------------------------------------------------------------------------------------------------------------------

*See Note 6 in Notes to Financial Statements.
(1)  Formerly named Janus Adviser Global Value Fund.
(2)  Period September 30, 2002 (inception) to July 31, 2003.
(3) Period January 2, 2003 (commencement of investment operations) to July 31, 2003.
(4) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.

                                        Janus Adviser Series  July 31, 2003  115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   Janus Adviser               Janus Adviser            Janus Adviser
                                                  Small Cap Value             Flexible Income            Money Market
For the fiscal year or period ended July 31           Fund(1)                      Fund                      Fund
(all numbers in thousands)                     2003(2)       2002(3)        2003          2002         2003          2002
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                      664           971         9,608         8,782       63,227       157,111
  Reinvested dividends and distributions            --            --           222           128          148           306
---------------------------------------------------------------------------------------------------------------------------
Total                                              664           971         9,830         8,910       63,375       157,417
---------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                             (295)         (104)       (5,924)       (5,208)     (65,637)     (150,536)
Net Increase/(Decrease) in Fund Shares             369           867         3,906         3,702      (2,262)         6,881
Shares Outstanding, Beginning of Period            867            --         4,219           517       22,646        15,765
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                1,236           867         8,125         4,219       20,384        22,646
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(4)
  Shares sold                                        2           N/A         2,343           N/A       10,005           N/A
  Reinvested dividends and distributions            --           N/A            12           N/A            2           N/A
---------------------------------------------------------------------------------------------------------------------------
Total                                                2           N/A         2,355           N/A       10,007           N/A
---------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                --           N/A         (719)           N/A      (9,834)           N/A
Net Increase/(Decrease) in Fund Shares               2           N/A         1,636           N/A          173           N/A
Shares Outstanding, Beginning of Period             --           N/A            --           N/A           --           N/A
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    2           N/A         1,636           N/A          173           N/A
---------------------------------------------------------------------------------------------------------------------------

(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(2)  For the ten month fiscal period ended July 31, 2003.
(3)  Period March 28, 2002 (inception) to September 30, 2002.
(4)  Period September 30, 2002 (inception) to July 31, 2003.

116  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   SUBSEQUENT EVENT

On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital had allowed Canary to market time selected Janus funds. The complaint does not allege that Janus Capital engaged in any late day trading. On the basis of its investigation to date, however, Janus Capital cannot exclude the possibility that broker-dealers or other intermediaries improperly submitted to the Funds purchase and redemption orders received from the intermediaries' customers after the time for determination of the Funds' net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.

In response to the allegations in the New York Attorney General's complaint, Janus Capital has announced it will:

     o Reimburse the Funds for all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

     o Make whole Fund shareholders if it is determined that those arrangements adversely impacted them in any way.

Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain Janus funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Those lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits presenting similar allegations and requests for relief may be filed against the Funds, Janus Capital and related parties. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

Janus Capital is conducting a thorough internal investigation into the matters raised in the New York Attorney General's complaint. This investigation is in the preliminary stages and the impact to the Funds of market timing or late day trading, if any, has not yet been determined.

                                        Janus Adviser Series  July 31, 2003  117

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Capital Appreciation Fund, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Mid Cap Growth Fund (formerly Janus Adviser Aggressive Growth Fund), Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser International Growth Fund (formerly Janus Adviser International Fund), Janus Adviser International Value Fund (formerly Janus Adviser Global Value Fund), Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund, Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Cap Value Fund (formerly Berger Small Cap Value Fund II), Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (the "Funds") at July 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated; and the financial highlights for the Janus Aspen Retirement Shares (predecessor fund) for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
September 22, 2003

118  Janus Adviser Series  July 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

                                        Janus Adviser Series  July 31, 2003  119

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

120  Janus Adviser Series  July 31, 2003

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--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (UNAUDITED)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2003:

FOREIGN TAXES PAID AND FOREIGN SOURCE INCOME

Fund                                             Foreign Taxes Paid   Foreign Source Income
-------------------------------------------------------------------------------------------
Janus Adviser International Growth Fund(1)           $ 1,167,069           $10,663,125
Janus Adviser International Value Fund(2)                  5,142                44,947
Janus Adviser Worldwide Fund                           1,724,448            15,744,813
-------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Fund.
(2)  Formerly named Janus Adviser Global Value Fund.

DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

Fund
--------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund                                      100%
Janus Adviser Worldwide Fund                                               89%
Janus Adviser Balanced Fund                                                38%
--------------------------------------------------------------------------------

QUALIFIED DIVIDEND INCOME
The Janus Adviser Series Funds intend to distribute the maximum amount of dividends qualifying for the 15% rate allowable under the law.

121  Janus Adviser Series  July 31, 2003

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. A registration statement was filed for Janus Adviser in June 2003, which will include two series or funds. Collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain Trustees and officers also serve as such for Janus Investment Fund, Janus Aspen Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Adviser Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                               NUMBER OF
                                                                                               FUNDS IN
                          POSITIONS                                                            FUND COMPLEX
                          HELD             LENGTH OF       PRINCIPAL OCCUPATIONS               OVERSEEN        OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH FUNDS       TIME SERVED     DURING THE PAST FIVE YEARS          BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*         Chairman and     4/00-Present    Formerly, President (1978-2002)         61          N/A
100 Fillmore Street       Trustee                          and Chief Executive Officer (1994-
Denver, CO 80206                                           2002) of Janus Capital or Janus
Age 66                                                     Capital Corporation; President and
                                                           Director (1994-2002) of the Janus
                                                           Foundation; Chairman and Director
                                                           (1978-2002) of Janus Capital
                                                           Corporation and Director (1997-
                                                           2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin       Trustee          6/02-Present    Executive Vice President and Chief      59          Founding Director and
100 Fillmore Street                                        Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                           Brothers Fund (a private family                     Development Founda-
Age 46                                                     foundation). Formerly, Director                     tion; Trustee and
                                                           of Investments (1991-1998) of                       Vice President, Asian
                                                           The John D. and Catherine T.                        Cultural Council.
                                                           MacArthur Foundation (a private
                                                           family foundation).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

122  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES (CONT.)

                                                                                               NUMBER OF
                                                                                               FUNDS IN
                          POSITIONS                                                            FUND COMPLEX
                          HELD             LENGTH OF       PRINCIPAL OCCUPATIONS               OVERSEEN        OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH FUNDS       TIME SERVED     DURING THE PAST FIVE YEARS          BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONT.)
John W. McCarter, Jr.     Trustee          6/02-Present    President and Chief Executive           59          Chairman of the Board
100 Fillmore Street                                        Officer of The Field Museum of                      and Director,
Denver, CO 80206                                           Natural History. Formerly, Senior                   Divergence LLC;
Age 65                                                     Vice President (1987-1997) of                       Director of A.M.
                                                           Booz-Allen & Hamilton, Inc.                         Castle & Co., Harris
                                                           (a management consulting firm).                     Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public tele-
                                                                                                               vision station), the
                                                                                                               University of Chicago
                                                                                                               and Chicago Public
                                                                                                               Education Fund.

Dennis B. Mullen          Trustee          4/00-Present    Private Investor. Formerly              61          Director, Red Robin
100 Fillmore Street                                        (1997-1998) Chief Financial                         Gourmet Burgers, Inc.
Denver, CO 80206                                           Officer - Boston Market Concepts,
Age 59                                                     Boston Chicken, Inc., Golden, CO
                                                           (a restaurant chain).

James T. Rothe            Trustee          4/00-Present    Professor of Business, University       61          Director, Optika,
100 Fillmore Street                                        of Colorado, Colorado Springs, CO                   Inc. and NeoCore
Denver, CO 80206                                           (since 2002). Formerly, Distinguished               Corp.
Age 59                                                     Visiting Professor of Business (2001-
                                                           2002), Thunderbird (American
                                                           Graduate School of International
                                                           Management), Phoenix, AZ; and
                                                           Principal (1988-1999) of Phillips-
                                                           Smith Retail Group, Addison, TX
                                                           (a venture capital firm).

William D. Stewart        Trustee          4/00-Present    Corporate Vice President and            59          N/A
100 Fillmore Street                                        General Manager of MKS
Denver, CO 80206                                           Instruments - HPS Products,
Age 59                                                     Boulder, CO (a manufacturer of
                                                           vacuum fittings and valves).

Martin H. Waldinger       Trustee          4/00-Present    Consultant.                             59          N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus Adviser Series  July 31, 2003  123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)

ADVISORY BOARD

                                                                                               NUMBER OF
                                                                                               FUNDS IN
                          POSITIONS                                                            FUND COMPLEX
                          HELD             LENGTH OF       PRINCIPAL OCCUPATIONS               OVERSEEN BY     OTHER
NAME, AGE AND ADDRESS     WITH FUNDS       TIME SERVED     DURING THE PAST FIVE YEARS          ADVISORY BOARD  DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach    Advisory         4/03-Present    General Partner/Managing Principal      13          N/A
100 Fillmore Street       Board Member                     (since September 1987), Sovereign
Denver, CO 80206                                           Financial Services, Inc. (financial
Age 58                                                     consulting and management firm).
                                                           Formerly, Vice Chair of the Berger
                                                           Funds (1994-2002).

Harry T. Lewis, Jr.       Advisory         4/03-Present    Lewis Investments (since June 1988)     13          Director, J.D.
100 Fillmore Street       Board Member                     (self-employed private investor).                   Edwards & Co. (1995
Denver, CO 80206                                           Formerly, Trustee/Director of the                   to March 2002).
Age 70                                                     Berger Funds (1987-2002).                           Director, National
                                                                                                               Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board, Wells
                                                                                                               Fargo Bank - Denver.

Michael Owen              Advisory         4/03-Present    Dean of Zayed University (since         13          N/A
100 Fillmore Street       Board Member                     September 2000). Formerly self-
Denver, CO 80206                                           employed as a financial and
Age 66                                                     management consultant, and in
                                                           real estate development (from
                                                           June 1999 to September 2000).
                                                           Dean (from 1993 to June 1999),
                                                           and a member of the Finance
                                                           faculty (from 1989 to 1993), of
                                                           the College of Business, Montana
                                                           State University. Formerly,
                                                           Chairman of the Board of the
                                                           Berger Funds (1968-2002).

Albert C. Yates           Advisory         4/03-Present    President (since 1990), Chancellor      13          Member, Board of
100 Fillmore Street       Board Chairman                   and Professor of Chemistry -                        Directors, Adolph
Denver, CO 80206                                           Department of Chemistry, of                         Coors Company
Age 62                                                     Colorado State University.                          (brewing company)
                                                           Formerly, Trustee/Director of the                   (since 1998); Member,
                                                                                                               Berger Funds (2000-
                                                                                                               2002). Board of
                                                                                                               Directors, Dominion
                                                                                                               Industrial Capital
                                                                                                               Bank (1999 to 2000);
                                                                                                               Member, Board of
                                                                                                               Directors, Centennial
                                                                                                               Bank of the West
                                                                                                               (since 2001).
------------------------------------------------------------------------------------------------------------------------------------

124  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                                     TERM OF OFFICE*
                                                                     AND LENGTH OF    PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS                   TIME SERVED      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang        Executive Vice President and Portfolio      4/00-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Worldwide Fund                                 accounts. Formerly, Analyst (1993-1998)
Age 38                                                                                for Janus Capital Corporation.

Jonathan D. Coleman      Executive Vice President and Portfolio      2/02-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Mid Cap Growth Portfolio                       accounts. Formerly, Analyst (1994-
Age 32                                                                                1997 and 2000-2002) for Janus
                                                                                      Capital Corporation.

David J. Corkins         Executive Vice President and Portfolio      4/00-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Growth and Income Fund                         accounts.
Age 36

Brent A. Lynn            Executive Vice President and Portfolio      1/01-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser International Growth Fund                      accounts. Formerly, Analyst (1991-
Age 39                                                                                2001) for Janus Capital Corporation.

Karen L. Reidy           Executive Vice President and Portfolio      4/00-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Balanced Fund and                              accounts. Formerly, Analyst (1995-
Age 36                   Janus Adviser Core Equity Fund                               1999) for Janus Capital Corporation.

Blaine P. Rollins        Executive Vice President and Portfolio      4/00-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Growth Fund                                    accounts.
Age 36

Scott W. Schoelzel       Executive Vice President and Portfolio      4/00-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Capital Appreciation Fund                      accounts.
Age 44

Ronald V. Speaker        Executive Vice President and Portfolio      4/00-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Flexible Income Fund                           accounts.
Age 38

J. Eric Thorderson       Executive Vice President and Portfolio      1/01-Present     Vice President of Janus Capital.
100 Fillmore Street      Manager                                                      Formerly, Senior Analyst (1996-1999)
Denver, CO 80206         Janus Adviser Money Market Fund                              for Janus Capital Corporation.
Age 42

Jason P. Yee             Executive Vice President and Portfolio      3/01-Present     Vice President of Janus Capital and
100 Fillmore Street      Manager                                                      Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser International Value Fund                       accounts. Formerly, Portfolio Manager
Age 33                                                                                and Managing Director (1996-2000)
                                                                                      for Bee & Associates and Analyst
                                                                                      (2000-2001) for Janus Capital
                                                                                      Corporation.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                        Janus Adviser Series  July 31, 2003  125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)

OFFICERS (CONT.)

                                                                     TERM OF OFFICE*
                                                                     AND LENGTH OF    PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS                   TIME SERVED      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early          Vice President and General Counsel          4/00-Present     Senior Vice President, General Counsel,
100 Fillmore Street                                                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                                      Secretary of Janus Capital and Janus
Age 48                                                                                Capital Group Inc.; Vice President,
                                                                                      General Counsel and Secretary of
                                                                                      Janus Services LLC, Janus Capital
                                                                                      International LLC, Janus Institutional
                                                                                      Services LLC, Janus Distributors LLC
                                                                                      and the Janus Foundation; Vice
                                                                                      President, General Counsel and
                                                                                      Director to Janus International (Asia)
                                                                                      Limited and Janus International
                                                                                      Limited; Director for Janus Capital
                                                                                      Trust Manager Limited, Janus World
                                                                                      Principal Protected Funds and Janus
                                                                                      World Funds; and Board member of
                                                                                      Janus Global Funds SPC. Formerly,
                                                                                      Interim Director of Janus Capital
                                                                                      (2002-2003); Director (2001) of Janus
                                                                                      Distributors, Inc. and Janus Services,
                                                                                      Inc.; General Counsel, Secretary and
                                                                                      Director (2000-2002) of Janus
                                                                                      International Holding, Inc.; Executive
                                                                                      Vice President and General Counsel
                                                                                      (1997-1998) of Prudential Investments
                                                                                      Fund Management LLC.

Anita E. Falicia         Vice President, Chief Financial Officer,    10/02-Present    Vice President of Investment Accounting
100 Fillmore Street      Treasurer and Principal Accounting Officer                   of Janus Capital. Formerly, Assistant
Denver, CO 80206                                                                      Vice President (2000-2002) of Invest-
Age 35                                                                                ment Accounting of Janus Capital or
                                                                                      Janus Capital Corporation; Director
                                                                                      (1999-2000) of Investment Accounting
                                                                                      of Janus Capital Corporation; and
                                                                                      Director (1997-1999) of Fund
                                                                                      Accounting of Janus Capital Corporation.

Bonnie M. Howe           Vice President                              4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                   Counsel to Janus Capital, Janus
Denver, CO 80206                                                                      Distributors and Janus Services.
Age 38                                                                                Formerly, Assistant Vice President
                                                                                      (1997-1999) and Associate Counsel
                                                                                      (1995-1999) for Janus Capital
                                                                                      Corporation and Assistant Vice
                                                                                      President (1998-2000) for Janus
                                                                                      Service Corporation.

Kelley Abbott Howes      Vice President and Secretary                4/00-Present     Vice President of Domestic Funds and
100 Fillmore Street                                                                   Assistant General Counsel of Janus
Denver, CO 80206                                                                      Capital, Vice President and Assistant
Age 38                                                                                General Counsel of Janus Distributors
                                                                                      LLC and Janus Services LLC. Formerly,
                                                                                      Assistant Vice President (1997-1999) of
                                                                                      Janus Capital Corporation; Chief
                                                                                      Compliance Officer, Director and
                                                                                      President (1997-1999) of Janus
                                                                                      Distributors, Inc.; and Assistant Vice
                                                                                      President (1998-2000) of Janus
                                                                                      Service Corporation.

David R. Kowalski        Vice President and Chief                    6/02-Present     Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                           Officer of Janus Capital and Janus
Denver, CO 80206                                                                      Distributors LLC; and Assistant Vice
Age 46                                                                                President of Janus Services LLC.
                                                                                      Formerly, Senior Vice President and
                                                                                      Director (1985-2000) of Mutual Fund
                                                                                      Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

126  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS (CONT.)

                                                                     TERM OF OFFICE*
                                                                     AND LENGTH OF    PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS                   TIME SERVED      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Loren M. Starr           President and Chief Executive Officer       9/02-Present     Senior Vice President and Chief
100 Fillmore Street                                                                   Financial Officer of Janus Capital and
Denver, CO 80206                                                                      Janus Capital Group Inc., Janus
Age 42                                                                                Services LLC, Janus Distributors LLC,
                                                                                      Janus Capital International LLC and
                                                                                      Janus Institutional Services LLC; Vice
                                                                                      President, Treasurer, Chief Financial
                                                                                      Officer and Director of Janus
                                                                                      International Limited; Director of Janus
                                                                                      Capital Trust Manager Limited, Janus
                                                                                      World Principal Protected Funds, Janus
                                                                                      International (Asia) Limited and Janus
                                                                                      World Funds; and Board member of
                                                                                      Janus Global Funds SPC. Formerly,
                                                                                      Interim Director of Janus Capital
                                                                                      (2002-2003); Vice President of
                                                                                      Finance, Treasurer, Chief Financial
                                                                                      Officer (2001-2002) for Janus
                                                                                      International Holding, Inc.; Managing
                                                                                      Director, Treasurer and Head of
                                                                                      Corporate Finance and Reporting
                                                                                      (1998-2001) for Putnam Investments;
                                                                                      and Senior Vice President of Financial
                                                                                      Planning and Analysis (1996-1998) for
                                                                                      Lehman Brothers, Inc.

Heidi J. Walter          Vice President                              4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                   Counsel to Janus Capital and Janus
Denver, CO 80206                                                                      Services LLC. Formerly, Vice President
Age 35                                                                                and Senior Legal Counsel (1995-1999)
                                                                                      for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                        Janus Adviser Series  July 31, 2003  127

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS

The proposals described below were considered at a special meeting of Berger Small Cap Value Fund II Shareholders. The meeting was held March 7, 2003 in connection with the reorganization of Berger Small Cap Value Fund II into Class I Shares of Janus Adviser Small Cap Value Fund. Tabulations of the votes received on the proposals presented at the meeting appear below. Each vote reported represents a value held on the record date of the meeting. The proposal numbers below correspond to the proposal numbers in the applicable proxy statement. Only proposals voted on by shareholders of Berger Small Cap Value Fund II are shown.

PROPOSAL 1
To approve an Investment Advisory Agreement with Janus Capital Management LLC.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       538,271      17,724    9,020       54.82%      1.80%     0.92%
-----------------------------------------------------------------------------------------------------------------

                                     PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       95.27%      3.14%     1.59%
-----------------------------------------------------------------

PROPOSAL 3
To approve a Subadvisory Agreement between Janus Capital Management LLC and Bay Isle Financial LLC.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       537,693      18,145    9,177       54.76%      1.85%     0.93%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       95.17%      3.21%     1.62%
-----------------------------------------------------------------

PROPOSAL 4(a)
To approve a change to the Fund's Diversification Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

Proposal 4(b)
To approve a change to the Fund's Concentration Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,235      21,148   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.20%      3.74%     2.06%
-----------------------------------------------------------------

Proposal 4(c)
To approve a change to the Fund's Borrowing Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,075      21,308   11,632       54.19%      2.17%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.17%      3.77%     2.06%
-----------------------------------------------------------------

128  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL 4(d)
To approve a change to the Fund's Senior Securities Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

PROPOSAL 4(e)
To approve a change to the Fund's Underwriting Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

PROPOSAL 4(f)
To approve a change to the Fund's Lending Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,235      21,148   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.20%      3.74%     2.06%
-----------------------------------------------------------------

PROPOSAL 4(g)
To approve a change to the Fund's Real Estate Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

PROPOSAL 4(h)
To approve a change to the Fund's Commodities Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

                                        Janus Adviser Series  July 31, 2003  129

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS (CONTINUED)

PROPOSAL 4(i)
To approve a change to the Fund's Investment Companies Policy.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

PROPOSAL 4(t)
To approve a change to the Fund's Investment Objective to Non-Fundamental.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       532,288      21,095   11,632       54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.21%      3.73%     2.06%
-----------------------------------------------------------------

PROPOSAL 5
To approve a distribution and shareholder servicing plan.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II
- Institutional Shares              226,465       201,597          --       --       89.02%      0.00%     0.00%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II
- Institutional Shares              100.00%      0.00%     0.00%
-----------------------------------------------------------------

PROPOSAL 7
To approve an Agreement and Plan of Reorganization, whereby the Fund would be reorganized into Janus Adviser Small Cap Value Fund, a newly created series of the Janus Funds.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund II      981,925       535,001      23,637    6,377       54.48%      2.41%     0.65%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Berger Small Cap Value Fund II       94.69%      4.18%     1.13%
-----------------------------------------------------------------

130  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The proposal below was considered at a special meeting of shareholders of Strategic Value Fund of Janus Adviser Series. The meeting was held on May 15, 2003. Tabulations of the votes received on the proposal presented at the meeting appear below. Each vote reported represents a value held on the record date of the meeting.

PROPOSAL 1
To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets and liabilities of the Janus Adviser Strategic Value Fund in exchange for shares of the Janus Adviser Mid Cap Value Fund.

                                                         NUMBER OF SHARES        PERCENTAGE OF OUTSTANDING SHARES
                                    RECORD
FUND                             TOTAL SHARES   AFFIRMATIVE   AGAINST   ABSTAIN   AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------------------------------
Janus Adviser Strategic Value Fund  618,954       525,531          --    3,846       84.91%      0.00%     0.62%
-----------------------------------------------------------------------------------------------------------------

                                    PERCENTAGE OF SHARES VOTED

FUND                              AFFIRMATIVE   AGAINST   ABSTAIN
-----------------------------------------------------------------
Janus Adviser Strategic Value Fund   99.27%      0.00%     0.73%
-----------------------------------------------------------------

                                        Janus Adviser Series  July 31, 2003  131

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

132  Janus Adviser Series  July 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Adviser Series  July 31, 2003  133

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                            CORE
Janus growth funds focus on companies        Janus global and international funds    Janus core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have    equity and debt investments in more
respective industries - companies in         solid prospects for growth and          stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities     funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus     steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of     risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the benchmark index,     Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, these funds use a         seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

           FOR MORE INFORMATION, CONTACT YOUR INVESTMENT PROFESSIONAL
                            OR GO TO WWW.JANUS.COM.


                        [LOGO]Janus

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-1068


Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (8/03)
                                                                 108-24-500 9/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant had not adopted a code of ethics as defined in Item 2(b) of Form
          N-CSR. However, as of the date of filing of this Form N-CSR, the Registrant had adopted such a code of ethics, which is posted on the Registrant's website: www.janus.com.

Item 3 - Audit Committee Financial Expert

          Janus Adviser Series' Board of Trustees has determined that each member of Janus Adviser Series' Audit Committee is an "audit committee financial expert," as defined in Item 3 to Form N-CSR. The members of the Audit Committee include John W. McCarter, Jr. (Chairman), Dennis
          B. Mullen, and William D. Stewart, who are all "independent" under the standards set forth in Item 3 to Form N-CSR.


Item 4 - Principal Accountant Fees and Services
        Not applicable.


Item 5 - Audit Committee of Listed Registrants
        Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant's internal control over financial reporting during Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 10 - Exhibits

(a)(1) The Registrant intends to satisfy the requirements of Item 2 of Form N-CSR by posting its Code of Ethics on its website pursuant to paragraph
       (f)(2) of Item 2 of Form N-CSR.

(a)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b) A certification for the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser Series

By:      _/s/ Loren M. Star_______
        Loren M. Star,
        President, Chief Executive Officer (Principal Executive Officer)

Date: October 14, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  October 14,  2003

By:     _/s/ Anita E. Falicia________
        Anita E. Falicia,
        Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:  October 14, 2003